                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number     811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                              Robert Anselmi, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 576-7000

Date of fiscal year end:     12/31

Date of reporting period:    12/31/03

This amendment is being filed on behalf of MainStay VP Series Fund, Inc. on Form N-CSR to amend the dates on the Signature Page, 302 Certification Page and 906 Certification Page to reflect today's date, March 10, 2004.

Letter from the Chairman
--------------------------------------------------------------------------------

For most investors, 2003 was an outstanding year. Despite a rocky start and volatility along the way, the stock market provided strong overall performance, with smaller companies generally outperforming larger ones. The bond market also provided positive overall returns, with the strongest results among high-yield corporate bonds and emerging-market debt. Most international stock and bond markets also provided positive results in 2003.

Early in the year, economic uncertainty and geopolitical tensions pushed domestic stock prices lower. In mid-March, however, the stock market reversed course and climbed for the rest of the year on a relatively steady path.

Several factors contributed to the stock market's advance. Investors responded favorably to the pace and results of military action in Iraq. The Federal Reserve remained accommodative, lowering the targeted federal funds rate to 1.0% in June. Fiscal policy remained stimulative, with Congress approving lower tax rates on capital gains and corporate dividends. As the year progressed, the labor markets improved, output expanded, deflation concerns abated, and inflation remained in check.

While rising markets may tend to improve investor confidence, we believe that optimism is no substitute for a sound investment strategy. The MainStay VP Series Fund, Inc., consists of 19 Portfolios (the Portfolios). Each of the Portfolios pursues its objective with an investment process that is consistently applied in all market environments. As markets shift and financial circumstances change, this consistent approach may help policyholders make better decisions about where and how they want to invest to pursue their long-term goals.

The reports that follow describe the market conditions and management decisions that affected the Portfolios in 2003. If you have any questions about your investments or the information in this report, your registered investment professional will be pleased to assist you.

Sincerely,

/s/ Gary E. Wendlandt

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MainStay VP Series Fund, Inc.

January 2004

                             DEFINITION OF INDICES

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES AND REFERENCES COMMONLY CITED THROUGHOUT THE PORTFOLIO MANAGER COMMENTARIES (PAGES M-5 THROUGH M-65) IMMEDIATELY FOLLOWING THIS SECTION. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of the rate of inflation.

CREDIT SUISSE FIRST BOSTON(TM) CONVERTIBLE SECURITIES INDEX is an unmanaged index that generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by Standard & Poor's; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by Standard & Poor's, and have an issue size greater than $100 million.

CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a trademark of, and the property of, Dow Jones and Co., Inc. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

ISM MANUFACTURING INDEX is used as an indication of whether the economy is expanding or contracting.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX (the "Aggregate Index") is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LEHMAN BROTHERS(R) U.S. CREDIT BOND INDEX is an unmanaged index that measures the performance of all publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

LIPPER INC. is an independent fund performance monitor. Results are based on total return with all dividend and capital gain distributions reinvested.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

THE MERRILL LYNCH ALL INVESTMENT GRADE U.S. CONVERTIBLES INDEX is an unmanaged index consisting of investment-grade U.S. dollar denominated nonsynthetic convertible securities of companies that have a significant U.S. footprint and are not currently bankrupt. Issues must be sold into the U.S. market, publicly traded in the United States, rated by Moody's and/or S&P, have a market value greater than $50 million at issuance, and be convertible into U.S. dollar denominated common stock, ADRs, or cash equivalents.

THE MERRILL LYNCH ALL SPECULATIVE GRADE U.S. CONVERTIBLES INDEX is an unmanaged index consisting of speculative-grade U.S. dollar denominated nonsynthetic convertible securities of companies that have a significant U.S. footprint and are not currently bankrupt. Issues must be sold into the U.S. market, publicly traded in the United States, rated by Moody's and/or S&P, have a market value greater than $50 million at issuance, and be convertible into U.S. dollar denominated common stock, ADRs, or cash equivalents.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2003, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

NASDAQ(R) COMPOSITE INDEX is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies of the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

S&P 500/BARRA VALUE(R) INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500/Barra Value(R) Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX(R) AND S&P 500(R) INDEX are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold, or promoted by Standard

& Poor's Corporation. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

TOTAL RETURN COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

MAINSTAY VP BOND PORTFOLIO

MARKET OVERVIEW
The year began with the market focused on a number of key risks, any of which could have derailed the rally in credit assets that began in October 2002. Anemic domestic and global economic growth and the potential for war in Iraq were among the leading concerns. With the recent history of corporate malfeasance, the omnipresent threat of terrorism, and the uncertain scope of the SARS epidemic, there were several reasons for concern about whether the rally in spreads would continue.

Policy-makers hoped to stave off these challenges with accommodative monetary and fiscal policies. The Federal Open Market Committee reduced the targeted federal funds rate to 1%, its lowest level ever. Tax cuts were implemented and then accelerated in one of the largest tax packages ever delivered. Projections suggest that recent tax cuts may have added nearly one percent to U.S. real gross domestic product in each of 2002 and 2003.

Over the course of 2003, the primary risks facing the market all seemed to be handled with ease. Major combat operations in Iraq ended quickly, and coalition forces began to police and rebuild the country. SARS and corporate malfeasance had limited lasting impact on the markets. As for terrorism, another year passed without a major incident on American soil, though the threat of future problems remains.

The corporate-bond market benefited from a fortuitous combination of improving fundamentals--including better balance-sheet liquidity and debt-reduction programs--and favorable technical factors. As a result, we saw the best performance of investment-grade credit on record, with the Lehman Brothers U.S. Credit Bond Index* delivering 553 basis points of excess return. Lower-credit-quality securities led the way, as the dogs of 2002 became the stars of 2003. The strongest performers in 2003 were airlines (1190 basis points of excess return), wireless telecommunications (1145 basis points), media (1062 basis points), and autos (975 basis points). The worst-performing sectors included supranationals (84 basis points) and supermarkets (127 basis points), both of which still provided positive excess returns, despite lagging the rest of the credit sector.

PORTFOLIO REVIEW
For the 12 months ended December 31, 2003, the MainStay VP Bond Portfolio (initial class of shares) returned 4.52%. The Portfolio underperformed the 4.71% return of the average Lipper* Variable Products Corporate Debt A Rated Portfolio over the same period. The Portfolio also underperformed the 4.54% return of the Merrill Lynch Corporate and Government Master Index* for the 12 months ended December 31, 2003.

The primary factors that influenced the performance of the Portfolio included the duration of the Portfolio, asset allocation, corporate sector allocation, and credit quality. During 2003, the VP Bond Portfolio maintained a fairly neutral duration relative to its peer group. We define "neutral" as plus or minus one-quarter of a year.

The Portfolio's allocation to corporate bonds remained stable throughout the year. We started 2003 with approximately 47% of the Portfolio's dollar duration in corporate bonds and ended the year with approximately 45%. During the year, we gradually increased the Portfolio's exposure to mortgage-backed securities at the expense of Treasuries. We started the year with approximately 17% of the Portfolio's dollar duration in mortgage-backed securities and ended the year at 37%. The Portfolio's allocation to Treasuries decreased from 24% to 12% over the same period.

As we entered 2003, the Portfolio's largest corporate-sector allocations based on dollar duration were to bank & finance, electric utilities, consumer products, automotive, and telecommunications. At year-end, the Portfolio's largest allocations were to bank & finance, telecommunications, electric utilities, automotive, and media bonds. The credit quality of the portfolio was relatively stable throughout the year. On a market-value basis, as of December 31, 2003, 57% of the Portfolio was rated AAA(1) (up from 52% at the end of 2002),

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

8% of the Portfolio was rated AA (approximately unchanged), 19% of the Portfolio was rated A (down from 21%), 15% of the Portfolio was rated BBB (down from 16% at year-end 2003). At year-end 2003, less than 2% of the Portfolio was rated below BBB (down slightly from 2.5% at the end of the previous year).

MARKET OUTLOOK
All signs seem to suggest that the 2003 recovery may continue well into 2004. Our expectation is that the economy will meet or exceed the consensus growth forecast for the year. The credit market is likely to be a primary beneficiary of such growth, as credit fundamentals should continue to improve, without any impact on the strong technicals that characterized 2003. We expect that the primary risks in 2004 will be similar to those in 2003--namely geopolitics, terrorism, and event risk.

As in 2003, we expect the cheapest third and fourth quartiles of the credit spectrum to lead the market in the year ahead. As we enter the next leg of the credit cycle, a period of improving credit fundamentals and stabilizing credit ratings, lower-quality credit should continue to do well. Our challenge in 2004 will be to identify credits that have garnered only a temporary reprieve from further credit degradation.

Donald F. Serek
Thomas Volpe, Jr.
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                           MAINSTAY VP BOND PORTFOLIO
                 ON 1/23/84 VERSUS MERRILL LYNCH CORPORATE AND
               GOVERNMENT MASTER INDEX, LEHMAN BROTHERS AGGREGATE
                    BOND INDEX AND THE CONSUMER PRICE INDEX*

(MAINSTAY VP BOND PORTFOLIO LINE GRAPH)

                                                                  MERRILL LYNCH
                                                                  CORPORATE AND
                                                                GOVERNMENT MASTER                              LEHMAN BROTHERS
                                         VP BOND PORTFOLIO            INDEX           CONSUMER PRICE INDEX   AGGREGATE BOND INDEX
                                         -----------------      -----------------     --------------------   --------------------
1/23/84                                       10000.00               10000.00               10000.00               10000.00
1984                                          11028.00               11422.00               10365.00               11282.00
1985                                          13370.40               13583.00               10758.90               13776.00
1986                                          15532.30               15706.10               10877.20               15879.00
1987                                          17637.00               16035.90               11359.10               16316.00
1988                                          17390.00               17273.90               11861.10               17603.00
1989                                          19396.90               19714.70               12412.70               20160.00
1990                                          20948.60               21388.40               13171.10               21967.00
1991                                          24390.50               24787.10               13574.10               25482.00
1992                                          26373.40               26690.70               13967.80               27368.00
1993                                          29380.00               29642.70               14351.90               30037.00
1994                                          28384.00               28673.40               14735.10               29160.00
1995                                          33581.10               34138.50               15065.20               34548.00
1996                                          34269.50               35132.00               15563.80               35802.00
1997                                          37576.50               38567.90               15828.40               39258.00
1998                                          42243.00               41004.00               16083.00               42669.00
1999                                          40376.00               41377.00               16514.00               42318.00
2000                                          44341.00               46322.00               17072.00               47238.00
2001                                          49271.00               50862.00               17365.00               51227.00
2002                                          54011.00               56427.00               17784.00               56480.00
2003                                          56455.00               58981.00               18119.00               58798.00

One Year: 4.52%     Three Years: 7.73%     Five Years: 6.22%     10 Years: 6.56%
                        Since Inception: 9.06% (1/23/84)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard and Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio itself.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

MARKET OVERVIEW
While 2003 presented several challenges to equity investors, it proved to be a rewarding year for those who were patient. Early in the year, investors had to endure significant market volatility leading up to the war in Iraq. As soon as this conflict began, however, investors shifted their focus back to the burgeoning economic recovery.

While most economic indicators remained depressed during the early months of 2003, after the war got underway, these indicators began to show early signs of improvement. As we moved into the second half of the year, it became increasingly evident that most major economic indicators were turning consistently positive. This welcome turnaround helped to push the equity market higher.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Capital Appreciation Portfolio (initial class of shares) returned 26.99%. The Portfolio underperformed the 28.37% return of the average Lipper* Variable Products Large-Cap Growth Portfolio over the same period. The Portfolio also underperformed the 29.75% return of the Russell 1000(R) Growth Index* and underperformed the 28.68% return of the S&P 500(R) Index* for the 12 months ended December 31, 2003.

After making minor weighting adjustments in response to the heightened level of stock-specific risk that affected the Portfolio in the first quarter, the Portfolio's investment results and competitive rankings showed steady improvement.

STRONG AND WEAK PERFORMERS
The Portfolio's information technology holdings posted the strongest returns for the year, rising 56.2% versus a 47.9% gain for the information technology stocks in the Russell 1000(R) Growth Index. Among the Portfolio's largest holdings, VERITAS Software stood out as the top performer, gaining 137%(1) in 2003. The company is a leading provider of enterprise storage products, which proved to be one of the hottest subsectors of the information technology market during the year. Other top-performing information technology stocks in the Portfolio included Intel (+106%), Cisco Systems (+85%), Texas Instruments (+97%), and Electronic Arts (+92%).

The Portfolio's industrial holdings gained 29.4% versus a 31.7% gain for related stocks in the Index. Cendant, the Portfolio's top-performing industrial stock, rose 113% during the year on strong sales trends in the company's real estate business. United Technologies, Danaher, and Illinois Tool Works all rose more than 30% for the year, fueled by rising investor confidence in an economic recovery. The only two industrial holdings that showed poor performance during the year were General Dynamics and Lockheed Martin, both of which were eliminated from the Portfolio.

Although basic materials stocks represent a small percentage of the Portfolio's net assets, holdings in this sector delivered strong absolute returns in 2003, rising 30.3% within the Portfolio and 47.1% within the Index. The Portfolio's two holdings in this sector included Praxair, which rose more than 34% for the year, and Air Products & Chemicals, which rose more than 26%. Praxair's performance was driven by rising optimism that the company's earnings growth will increase as the economy recovers.

The Portfolio's financial holdings rose 23.1% during the year, roughly in line with the 23.8% increase for this sector within the Index. American Express, Morgan Stanley, and Citigroup ranked as the Portfolio's top-three financial performers in 2003, each rising roughly 35%. Since the end of March, American Express has rallied on the belief that the company's travel business and credit-card operations will benefit from an economic rebound. Morgan Stanley rallied along with the stock market, as its business is closely tied to equity-market performance. Citigroup rose on the view that commercial-lending activity will likely increase with a rebound in the economy. BB&T was the biggest detractor among the Portfolio's financial holdings

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

and was sold during the year. The stock declined as a result of net interest margin compression and soft loan growth.

For the year, the Portfolio's health care holdings rose 17.2% versus a 18.9% gain for related stocks in the Russell 1000(R) Growth Index. Two of the Portfolio's biggest winners were Genentech (+182%) and Boston Scientific (+73%). Genentech, in particular, had a stunning rise in May, after the company released positive data from a first-line colorectal-cancer trial for its new drug, Avastin. Boston Scientific experienced strong gains thanks to the promising market potential of its new drug-eluting stent. Johnson & Johnson and Tenet Healthcare were the two biggest health care laggards in 2003. Johnson & Johnson was weighed down by competitive concerns in its core business.

The Portfolio's consumer discretionary holdings rose 17.0% versus 36.7% for related stocks in the Index. The Portfolio's consumer staples holdings advanced 11.2% compared to a 14.7% rise in consumer staples stocks in the Index. The Portfolio's top-performing consumer discretionary stocks included Lowe's (+48%), Omnicom Group (+37%), and Target (+29%). The Portfolio's only consumer discretionary stock that declined during 2003 was Kohl's (-19.7%). Among the Portfolio's consumer staples positions, Kraft Foods proved to be a dramatic underperformer, which prompted us to sell the stock. The biggest consumer staples gainer was SYSCO (+27%).

While energy stocks represented only 2.6% of the Portfolio's holdings, the Portfolio's energy stocks advanced 1.2% for the year versus a 15.3% increase for the energy stocks in the Index. All of the Portfolio's energy holdings are in the oil-field services area, since we believe that high oil prices and the recent decline in Iraqi oil-production levels will prompt domestic producers to step up their exploration and production efforts. While this trend has yet to emerge in earnest, we continue to believe that it's only a matter of time.

SECTOR WEIGHTINGS
A few adjustments were made to the Portfolio during 2003. The Portfolio added to its health care, consumer discretionary, and information technology holdings and reduced its weighting in the consumer staples, financials, and energy sectors. The Portfolio ended the year overweighted in consumer discretionary and materials stocks relative to the Russell 1000(R) Growth Index and only slightly overweighted in energy stocks. Underweighted sectors at the end of 2003 included consumer staples, health care, industrials, and telecommunication services. The Portfolio was slightly underweighted in financials and utilities and held a market weight in the information technology sector.

LOOKING AHEAD
As we enter 2004, the market seems poised to gain further ground, largely because of positive economic news and strong earnings reports. Going forward, we see very few factors that threaten to derail the recent rally in stocks, although we will continue to carefully monitor interest-rate trends and stock valuations.

Recent gross domestic product figures were encouraging and recent indications suggest that the long-awaited recovery in the job market is beginning to materialize, albeit slowly. If these trends continue, they should be good news for stocks. As always, we will continue to invest in high-quality growth companies with strong growth prospects.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital. Dividend income, if any, will remain an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
       ON 1/29/93 VERSUS S&P 500(R) INDEX, RUSSELL 1000(R) GROWTH INDEX,
                         AND THE CONSUMER PRICE INDEX*

[LINE CHART]

                                            VP CAPITAL                                                         RUSSELL 1000(R)
                                      APPRECIATION PORTFOLIO     S&P 500(R) INDEX     CONSUMER PRICE INDEX       GROWTH INDEX
                                      ----------------------     ----------------     --------------------     ---------------
1/29/93                                         10000                  10000                  10000                 10000
1993                                            12054                  11007                  10275                 10406
1994                                            11526                  11149                10549.3                 10679
1995                                            15650                15338.8                10785.6                 14649
1996                                          18584.4                18857.5                11142.6                 18037
1997                                            22950                  25148                  11332                 23536
1998                                            31703                  32336                  11515                 32646
1999                                            39759                  39139                  11823                 43471
2000                                            35497                  35578                  12223                 33723
2001                                            27255                  31112                  12416                 26835
2002                                            18852                  24244                  12717                 19353
2003                                            23941                  31190                  12955                 25110

    One Year: 26.99% Three Years: -12.30% Five Years: -5.46% 10 Years: 7.10%
                        Since Inception: 8.32% (1/29/93)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. Performance percentages for Portfolio holdings reflect the total-return performance of the indicated securities or sector holdings for the 12 months ended December 31, 2003, or for the portion of the reporting period such securities or sector holdings were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from the performance of the securities or sectors themselves.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET OVERVIEW
During the first few months of 2003, diplomatic and military developments related to Iraq had a major influence on the financial markets. Equities and fixed-income investments both experienced huge swings in performance as the crisis unfolded. Financial conditions improved during the second quarter as major combat operations in Iraq came to a conclusion. Oil prices declined and consumer confidence rebounded sharply. Equity markets recovered from their March lows, and yield spreads between corporate bonds and U.S. Treasuries narrowed.

In May of 2003, the Federal Reserve adopted a new approach by separately assessing economic-growth prospects and the inflation outlook. Until then, the Federal Open Market Committee had issued a one-dimensional risk assessment. By adopting a two-dimensional approach, the Committee attempted to convey that higher economic growth in the future would not necessarily entail an immediate tightening of monetary policy.

The Federal Open Market Committee's press release in May highlighted the probability, though minor, of "an unwelcome substantial fall in inflation" from a level that was already low. Following this release, interest rates dropped sharply across the money-market yield curve. As the June meeting approached, rates continued to fall, as various Federal Reserve members spoke of the need to act preemptively to prevent the economy from slipping into a deflationary mode. On June 25, 2003, the Federal Open Market Committee lowered the targeted federal funds rate by 0.25% to a low 1.00%.

The decline in interest rates sparked a significant wave of mortgage refinancing in the spring and summer months. During that time, the federal government added fiscal stimulus to the economy in the form of tax cuts. Largely supported by this monetary and fiscal stimulus, consumer spending remained strong in 2003. Despite a poor labor market, real gross domestic product rose at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003. Real GDP growth slowed to 4.0% in the fourth quarter, according to advance estimates by the Bureau of Economic Analysis.

Overall, the yield on the three-month U.S. Treasury bill fell from 1.20% at year-end 2002 to 0.93% on December 31, 2003, while three-month LIBOR (London InterBank Offered Rate) declined from 1.38% to 1.15% over the same period.

PERFORMANCE REVIEW
For the seven-day period ended December 31, 2003, MainStay VP Cash Management Portfolio (initial class of shares) provided a current yield of 0.59%(1) and an effective yield of 0.59%. For the 12 months ended December 31, 2003, the Portfolio returned 0.67%. The Portfolio outperformed the 0.64% return of the average Lipper* Variable Products Money Market Portfolio over the same period.

STRATEGIC POSITIONING
During 2003, the Portfolio's assets were invested in securities issued by the U.S. Treasury and government-sponsored entities, as well as in high-quality instruments issued by finance, insurance, and brokerage companies, industrial enterprises, banks, and bank holding companies.

All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Portfolio was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Portfolio's concentration on the highest-quality securities helped manage portfolio risk. At year-end 2003, the Portfolio's duration was longer than the average of its peers.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

LOOKING AHEAD
In December, the Federal Open Market Committee changed its assessment of the inflation outlook by stating that the upside and downside risks to inflation were almost equal. The FOMC has emphasized that monetary policy will remain accommodative until the Federal Reserve perceives that the current slack in the economy has diminished. Given the low capacity-utilization rate and the uncertain labor market, we believe that it may take several quarters of above-trend economic growth to convince the Federal Reserve that deflationary pressures have fully abated and that raising the targeted federal funds rate would be in the best interest of the economy.

While capital spending and inventories are expected to make positive contributions to gross domestic product growth in the near term, the labor market will have a major influence on the strength of consumer spending. Thanks to the federal tax cuts, disposable income has grown much faster than personal income, and the growth in disposable income helped maintain strong consumer spending in the second half of 2003. In our opinion, however, spending cannot outstrip gains in personal income for long. If strong income growth is not forthcoming from the labor market, we believe that spending will slow.

At least for the time being, we intend to maintain the Portfolio's longer-than-average duration. As the market continues to look for signs of a sustainable economic recovery, we also intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

1. The 7-day current yield more accurately reflects the portfolio's return than the annualized return.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP CONVERTIBLE PORTFOLIO

MARKET OVERVIEW
The beginning of 2003 presented a number of challenges for equity investors. In addition to facing the volatility associated with military action in Iraq, investors had to contend with a constant stream of mixed economic indicators, which added to the volatility and uncertainty of the stock market.

Although initial signs of an economic recovery began to take shape toward the end of 2002, stocks declined through much of the first quarter of 2003. After the stock market reached its year-to-date low in mid-March, stocks rallied sharply. When major combat operations were concluded, the stock market began to anticipate an economic recovery, and stocks continued to rise through the end of the year.

In June 2003, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to 1.0%, a four-decade low. This was the Fed's thirteenth easing move since the beginning of 2001. Real gross domestic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, its fastest pace since the fourth quarter of 1983.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Convertible Portfolio (initial class of shares) returned 22.23%. The Portfolio underperformed the 26.71% return of the average Lipper* Convertible Securities Portfolio over the same period. The Portfolio underperformed the 27.99% return of the Credit Suisse First Boston(TM) Convertible Securities Index* for the 12 months ended December 31, 2003.

STRONG PERFORMERS
The Portfolio had an eclectic group of strong-performing securities during the year. Many were direct beneficiaries of the improving economy. Truck manufacturer Navistar International performed well as signs of an upturn in demand for heavy- and medium-duty trucks continued to emerge. Construction and agricultural machinery company Caterpillar also contributed positively to performance. Since Caterpillar sells construction equipment, the company's fortunes are closely tied to the level of economic activity. If the economic recovery continues, construction activity should pick up and Caterpillar's earnings could improve dramatically. If the stimulus from tax cuts wears off and the economy falters, Caterpillar's stock may decline, but the bond aspect of the convertible may limit the Portfolio's downside.

A number of strong performers for the 12-month reporting period were in the information technology sector. In particular, the Portfolio benefited from its overweighted positions among semiconductor companies that provide back-end test and assembly services. One holding in particular, ASE Test, does not make semicon-ductors but does benefit from higher semiconductor unit volume. ASE Test, as its name implies, tests semi-conductors before they are sent to customers. The driving force behind improving operating performance for these companies is increasing demand for semiconductors. If the economy improves, semiconductor unit production should increase. With the Federal Reserve cutting rates in November 2002 and June 2003, the market anticipated an economic recovery and pushed these stocks higher. Other semiconductor stocks that benefited during 2003 were Fairchild Semiconductor International and Cypress Semiconductor.

Generic drugmaker Teva Pharmaceutical Industries was another strong contributor to performance. Major pharmaceutical firms continue to struggle with earnings problems and depressed stock prices, as their substantial revenue streams tend to fall sharply when their drugs come off patent. Teva Pharmaceutical Industries, a leader among generic-drug companies, benefited as the company's generic drugs continued to receive FDA approvals, which led to strong earnings and a rising stock price.

Airline and travel stocks were very weak in 2002 as a result of the geopolitical environment and SARS. Consequently, the slightest improvement in the economy led to strong results for many stocks in these areas. The Portfolio's winners for 2003 included Continental Airlines, as well as Cendant, a company with exposure to the travel industry through interests in travel agencies, hotels, and rental-car businesses.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

Despite a weak holiday shopping season at the end of 2002, The Gap performed well in 2003. The Gap had lost its customer base, and it struggled to identify who its customers would be. With increased cash on the company's balance sheet and implementation of a "back to basics" strategy, The Gap's stock appreciated and enhanced the Portfolio's results.

WEAK PERFORMERS
While the Portfolio had a few laggards, its underperformance relative to its peers stemmed from an underweighted position among speculative-grade convertibles. During 2003, the Merrill Lynch All Investment Grade U.S. Convertible Index* rose 12.39%, while the Merrill Lynch All Speculative Grade U.S. Convertible Index* gained 41.98%. We believe that the strongest case to be made for investing in convertibles is that they offer asymmetry of returns. Stocks go up and stocks go down. The attraction of convertibles is that they may participate more on the upside than they do on the downside. Our strategy to capture this asymmetry of returns is to invest in securities that are not too equity sensitive and not too bond sensitive. Instead, we seek convertibles that we believe will participate in a good portion of the stock's rise, while participating to a lesser degree in the stock's decline. To assure that the Portfolio's convertibles will provide risk management on the downside, we invest in better-quality corporate credits, which are usually investment-grade companies. With the tremendous outperformance of the speculative-grade index, however, our strategy hurt the Portfolio's relative performance over the reporting period. Nevertheless, over the long term, we believe that our strategy will allow us to capture the value convertibles offer and enable the Portfolio to post solid risk-adjusted returns.

The Portfolio did have some individual holdings with disappointing results. Tenet Healthcare was the largest underperformer for the period. We purchased the stock after it had dropped precipitously. We believed that Tenet Healthcare offered an attractive risk/reward trade-off, as it generated substantial free cash flow, which we expected would be deployed to buy back stock. Although Tenet Healthcare did nothing illegal, the FBI began a fraud investigation, and the situation escalated when HMOs tried to renegotiate their contracts with Tenet Healthcare on more favorable terms. After having sold a portion of the Portfolio's position in November 2002, we sold the remainder of the position at a loss in June 2003.

Another health care name that showed poor performance was Johnson & Johnson, a manufacturer of health care products. The company held up nicely relative to the Index in early 2003, but lagged later in the year.

New York Stock Exchange firm Labranche also detracted from the Portfolio's performance, since disap-pointing earnings caused the company's stock price to decline. The Pepsi Bottling Group, a manufacturer, seller, and distributor of Pepsi-Cola beverages, also took a toll on performance, as cold drinks suffered from unseasonably cold spring weather. We sold the Portfolio's position in The Pepsi Bottling Group in May.

LOOKING AHEAD
While 2003 was a strong year, it began from a very depressed base. As the economy continues to recover, the stock market should benefit, but since we are starting 2004 with higher stock prices, the returns that we saw in 2003 are unlikely to be repeated. At year-end, we perceived a lot of opportunity in the convertible marketplace. We continue to look for convertibles that have favorable risk/reward profiles. Brinker International, a restaurant company whose major brand is Chili's, is a case in point. Although the company experienced weak sales because of forces that we view as temporary, we believe that the company should do better as the economy improves. Since Brinker International has a large amount of free cash flow, we are confident that principal and interest on the bonds will be paid. If the economy continues to recover, Brinker International's stock may rally and the convertible may participate. If the economy weakens, the stock may underperform, but the bonds will be repaid in full. In either case, the convertible may benefit the Portfolio.

The market has continued to gain ground on positive economic news, and recent gross domestic product figures suggest that more good news may lie ahead. The Portfolio remains fully invested, and we believe that convertible securities may offer an attractive combination of upside potential and downside risk management. Since convertibles also have a fixed-income component, they may offer a measure of downside protection should the market decline.

Whatever the markets or the economy may bring, the Portfolio will continue to seek capital appreciation together with current income.

Edward Silverstein
Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                       MAINSTAY VP CONVERTIBLE PORTFOLIO
                ON 10/1/96 VERSUS CREDIT SUISSE(TM) FIRST BOSTON
                        CONVERTIBLE SECURITIES INDEX AND
                           THE CONSUMER PRICE INDEX*
[LINE CHART]

                                                                             CREDIT SUISSE(TM) FIRST
                                                                               BOSTON CONVERTIBLE
                                                VP CONVERTIBLE PORTFOLIO        SECURITIES INDEX          CONSUMER PRICE INDEX
                                                ------------------------     -----------------------      --------------------
10/1/96                                                   10000                       10000                       10000
1996                                                      10389                       10243                       10082
1997                                                      11992                       11948                       10222
1998                                                      12530                       13342                       10386
1999                                                      17791                       17812                       10665
2000                                                      16898                       16715                       11025
2001                                                      16530                       15739                       11236
2002                                                      15222                       14450                       11514
2003                                                      18606                       18507                       11731

         One Year: 22.23%     Three Years: 3.26%     Five Years: 8.23%
                        Since Inception: 8.94% (10/1/96)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

Certain of the Portfolio's investments have speculative characteristics.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP EQUITY INCOME PORTFOLIO

MARKET OVERVIEW
The U.S. economy and the stock market entered 2003 under great duress. The war on terror appeared likely to turn into a ground war in at least two locales. Concern over excessive white-collar greed was commonplace among investors. Corporate-debt defaults were on the rise, with new scandals to accompany them.

Although the stock market tumbled in the opening months of the year, in mid-March, equities started to recover, and they continued to advance through the end of 2003. The market responded favorably to the pace and brevity of major combat operations in Iraq. Congress passed a substantial tax-relief bill, and in late May, President Bush signed it into law. The Federal Reserve remained accommodative, and in June, the Federal Open Market Committee reduced the targeted federal funds rate by 25 basis points to a low 1.0%. Although gross domestic product was meager in the first quarter and only slightly better in the second, according to the Bureau of Economic Analysis, third-quarter real GDP rose at a seasonally adjusted annual rate of 8.2%, its fastest pace since late 1983.

After rising in the first half of the year, unemployment figures seemed to improve in the second half. As the economy showed renewed signs of strength, productivity increased and output expanded, all of which was good news for equity investors.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Equity Income Portfolio (initial class of shares) returned 28.97%. The Portfolio outperformed the 26.81% return of the average Lipper* Variable Products Equity Income Portfolio over the same period. The Portfolio underperformed the 30.03% return of the Russell 1000(R) Value Index* and the 38.07% return of the Russell Midcap(R) Value Index* for the 12 months ended December 31, 2003.

STRATEGIC POSITIONING
Early in 2003, we began buying shares of economically sensitive companies for the Portfolio. We firmly believed that with sufficient time, aggressive fiscal and monetary policy would lead to improvements in the U.S. economy. It was our belief that the industrials and materials sectors were well represented by companies with low valuations, improving fundamentals, and catalysts for timely realization of upside potential. Later, we found similar characteristics in the energy sector.

In the industrials sector, the Portfolio's holdings worked out well, with particularly strong results from Navistar International and Cummins. The Portfolio held an overweighted position in the industrials sector and enjoyed superior stock selection relative to the Russell Midcap(R) Value Index.

Although the Portfolio's holdings in the materials sector--primarily among paper companies--and in the energy sector have yet to outperform, our analysis continues to find significant value in select companies in these sectors. In our view, these companies have enjoyed strong improvement in operating conditions without the stock price movement one might expect. We believe that the materials and energy sectors should both benefit from a weaker dollar, and during the year, we increased the Portfolio's commitment to both sectors.

In 2003, we were able to find relatively little value in the financials sector and have generally underweighted financial stocks. This positioning--combined with strong stock selection--added significant value to the Portfolio in 2003.

The Portfolio was less successful with its underweighted position in the rapidly rising information technology sector. In 2003, the average information technology stock in the Russell Midcap(R) Value Index appreciated by over 75%. Underweighting the sector proved to be one of the Portfolio's most costly positioning decisions

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

during the year. Although we have continuously reexamined our stance, we continue to believe that few if any information technology companies provide significant value opportunities.

To us, there is more to value than a substantial drop in stock price. In the information technology sector, we found few discount valuations, few companies with improving fundamentals, and few catalysts for value creation. Since our value disciplines have not changed, the Portfolio continues to have little exposure to the information technology sector.

Finally, underexposure to the consumer discretionary sector negatively impacted performance during the year. We believe that most consumer stocks are at the high end of their historic valuation ranges, which makes them particularly unattractive within our investment process. We also find it difficult to envision a broadly based driver for improved consumer spending in light of recent trends in interest rates, consumer finances, and the labor market.

LOOKING AHEAD
We remain optimistic about the global economy and our investment style. We will continue to selectively overweight undervalued cyclical sectors of the market that we believe offer compelling emerging supply-and-demand characteristics.

As always, we continue to search for and hold stocks that we believe offer a combination of undervaluation, improving fundamentals, strengthening earnings trends, large discounts to private market value, active restructuring programs, and high dividend yields.

Whatever the markets or the economy may bring, the Portfolio will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Richard A. Rosen
Michael C. Sheridan
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP EQUITY INCOME PORTFOLIO
        ON 7/2/01 VERSUS RUSSELL 1000(R) VALUE INDEX, RUSSELL MIDCAP(R)
                   VALUE INDEX, AND THE CONSUMER PRICE INDEX*

[LINE CHART]

                                         VP EQUITY INCOME     RUSSELL 1000(R) VALUE                           RUSSELL MIDCAP(R)
                                            PORTFOLIO                 INDEX           CONSUMER PRICE INDEX       VALUE INDEX
                                         ----------------     ---------------------   --------------------    -----------------
7/2/01                                        10000                   10000                  10000                  10000
2001                                           9897                    9561                   9966                   9909
2002                                           8455                    8077                  10215                   8953
2003                                          10904                   10503                  10399                  12362

             One Year: 28.97%       Since Inception: 3.52% (7/2/01)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP GOVERNMENT PORTFOLIO

MARKET OVERVIEW
As 2003 got underway, many homeowners moved to refinance their mortgages and lower their monthly costs. The resulting "found money" helped to keep the economy on track while three key economic drivers--business confidence, capital spending, and hiring--remained virtually absent.

Real gross domestic product grew at a modest annual rate of 2.0% in the first quarter and 3.1% in the second quarter of 2003. During the first half of the year, turbulence in the Treasury market echoed conflicting viewpoints regarding the economy, geopolitical tensions, falling energy prices, a weaker dollar, and accommodative monetary and fiscal policies. In May, Federal Reserve warnings about deflation risk triggered a dramatic Treasury rally. In mid-June, the 10-year Treasury yield reached an exceedingly low 3.1%. On June 25, 2003, the Federal Open Market Committee lowered the targeted federal funds rate by 25 basis points to a low 1.0%, but the market was disappointed with the size of the move, and interest rates rose to more familiar levels. Although volatility persisted, economic data improved. In the third quarter, real gross domestic product grew at a seasonally adjusted annual rate of 8.2%, the fastest pace since late 1983.

Over the course of 2003, the yields on Treasury notes and bonds rose slightly, with the five-year note rising from 2.7% at the end of 2002 to 3.2% at the end of 2003 and the 30-year bond rising from 4.8% to 5.1% over the same period. Elsewhere in the bond market, investors dramatically increased their appetite for risk when they realized that the corporate malfeasance of 2002 had generated excessive bond repricing. Corporate bonds, especially high-yield securities, were strong performers as the economic outlook improved in the second half of 2003.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, the MainStay VP Government Portfolio (initial class of shares) returned 1.88%. The Portfolio underperformed the 2.32% return of the average Lipper* Variable Products General U.S. Government Portfolio over the same period. The Portfolio also underperformed the 2.36% return of the Lehman Brothers(R) Government Bond Index* for 2003.

CORE POSITIONING
During 2003, we reorganized the Portfolio's Treasury holdings to increase exposure to intermediate maturities by combining cash with sale proceeds from some bonds with maturities of 20 years or longer. The reposi-tioning tempered the Portfolio's earlier bias toward a flatter yield curve, since flattening appeared less likely as the fiscal deficit increased and the economy gradually improved. The Portfolio also took profits on Treasury inflation-protected securities and used the proceeds to buy conventional Treasury notes with similar maturities.

We reduced the Portfolio to a neutral position in agency debentures as the sector approached fair value. While Congress was calling for greater investment-portfolio scrutiny at housing government-sponsored entities (such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank), accounting irregularities were uncovered at Freddie Mac. Despite these risks, however, we did not underweight the sector, since a strong housing market helped increase revenues. The proceeds of the Portfolio's agency sales were redeployed in asset-backed securities, including auto loan/lease securitizations and bonds collateralized by electric utility tariffs.

During 2003, we increased the Portfolio's commitment to residential mortgage-backed securities to improve Portfolio yield. We emphasized lower-coupon securities and fifteen-year term loans that we felt had modest prepayment risk. For a brief period in the summer, we underweighted residential mortgage-backed securities on concerns about call risk. When interest rates rose in August, however, we reestablished the Portfolio's position using mortgage-backed securities that had 5.5% and 6.0% coupons and were trading at a price

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

slightly above market value. These mortgage-backed bonds are on the prepayment cusp, and we expect them to perform well as interest rates rise and prepayments taper off.

We lightened the Portfolio's commitment to commercial mortgage-backed securities, believing that investors were not being adequately compensated for risk. We used the sale proceeds to buy corporate bonds issued by banks, electric utilities, and REITs, which helped preserve the Portfolio's exposure to regional economies.

DURATION POSITIONING
We typically keep the Portfolio's duration close to that of the Lipper universe. From time to time, however, we tactically repositioned the Portfolio's duration (within a range of 5% shorter or longer than neutral) to take advantage of emerging interest-rate trends. Several of these modest adjustments proved profitable, but our decision to lengthen the Portfolio's duration in June detracted from performance when interest rates unexpectedly rose.

LOOKING AHEAD
At year-end, the Portfolio was positioned for higher Treasury yields, lower volatility, contained inflation, and narrowing yield spreads between Treasuries and government-related sectors, such as agency debentures and mortgage-backed securities. Spread tightening has been supported by foreign investors seeking U.S. dollar denominated assets with stable and secure cash flows.

The Portfolio's modestly overweighted position in mortgage-backed securities reflects the sector's attractive incremental yield. As the pace of mortgage refinancing slows, limited new supply of mortgage debt should be met by solid investor demand. With supply and demand in balance, we think that the sector's healthy yield advantage to Treasuries may provide a valuable cushion if interest rates rise.

Our flexibility to invest a portion of the Portfolio in non-government-related securities--namely, asset-backed securities and corporate bonds--enhanced results during the reporting period. We believe that these sectors should continue to offer favorable total-return opportunities going forward, although results may be weaker than in 2003.

Whatever the markets or the economy may bring, the Portfolio will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                        MAINSTAY VP GOVERNMENT PORTFOLIO
           ON 1/29/93 VERSUS LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX
                         AND THE CONSUMER PRICE INDEX*

[LINE CHART]

                                                                               LEHMAN BROTHERS(R)
                                                 VP GOVERNMENT PORTFOLIO      GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
                                                 -----------------------      ---------------------       --------------------
1/29/93                                                 10000.00                    10000.00                    10000.00
1993                                                    10563.00                    10914.00                    10275.00
1994                                                    10368.60                    10546.20                    10549.30
1995                                                    12102.30                    12480.40                    10785.60
1996                                                    12378.20                    12826.10                    11142.60
1997                                                    13552.00                    14056.00                    11332.00
1998                                                    14771.00                    15441.00                    11515.00
1999                                                    14514.00                    15096.00                    11823.00
2000                                                    16288.00                    17095.00                    12223.00
2001                                                    17369.00                    18198.00                    12416.00
2002                                                    19079.00                    20284.00                    12717.00
2003                                                    19439.00                    20769.00                    12955.00

    One Year: 1.88%  Three Years: 6.07%  Five Years: 5.65%  10 Years: 6.29%
                        Since Inception: 6.27% (1/29/93)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed, their prices will fluctuate, and shares, when sold, may be worth more or less than their original cost.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET OVERVIEW
The U.S. equity market provided strong returns for the 12 months ended December 31, 2003. Equity gains were broadly based, with every sector ending the 12-month period in positive territory. Based on Russell indices,* growth stocks outperformed value stocks among small- and mid-capitalization companies, while the reverse held true for large-caps. Smaller-capitalization stocks generally outperformed larger-capitalization issues.

The year 2003 started off slowly, with the uncertainty of a war with Iraq hanging over both the U.S. economy and the domestic equity market. As coalition troops assembled in Kuwait in mid-March, the market began to rise, and equities rebounded sharply as it became increasingly evident that the military conflict would be resolved quickly. Further support for the stock market came in late June, when the Federal Reserve lowered the targeted federal funds rate by 25 basis points to a low 1.0%. Fiscal policy also contributed to the economy when Congress passed a highly stimulative tax bill that reduced tax rates on corporate dividends. Stock prices continued to climb through the remainder of the year.

The U.S. economy showed considerable improvement over the course of 2003. According to the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 2.0% in the first quarter and 3.1% in the second quarter. In the third quarter, the rate rose to 8.2%, the fastest GDP growth since late 1983. Most of the United States' foreign trading partners have also seen economic improvements. This, in turn, has helped strengthen U.S. corporate earnings.

Cyclical sectors, such as information technology and consumer discretionary, led U.S. equity-market performance in 2003. Less-cyclical sectors, such as telecommunication services and health care, lagged on a relative basis. Interestingly, growth expectations prompted by monetary and fiscal stimulus had a stronger impact on the relative returns of lower-quality stocks, which helped them outperform higher-quality issues in 2003.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Growth Equity Portfolio (initial class of shares) returned 26.37%. The Portfolio underperformed the 26.43% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio also underperformed the 29.89% return of the Russell 1000(R) Index* and the 28.68% return of the S&P 500(R) Index* for 2003.

During the first half of the year, the Portfolio's relative performance was negatively impacted by a core orientation toward higher-quality companies with steady earnings and strong balance sheets. We shifted the Portfolio to a slightly more aggressive stance during the second half of the year, which improved the Portfolio's relative performance.

STRATEGY AND SECTOR ALLOCATION
At the end of 2003, the Portfolio had a cyclical orientation, with overweighted positions in the information technology and industrials sectors. Our decision was based primarily on our positive view of the U.S. economy through early 2004. Since many of the Portfolio's holdings in these two sectors have high exposure to international markets, the Portfolio benefited from the strengthening global economic environment and the weak U.S. dollar.

The Portfolio had an overweighted position in the health care sector, but little exposure to the pharmaceutical industry. Within the health care sector, we focused on companies with superior earnings-growth prospects based on new products or services. We continue to believe that the health care sector should benefit from an aging U.S. population, but we are carefully monitoring potential governmental restrictions in certain subindustries.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

At the end of 2003, the Portfolio held underweighted positions in the consumer staples, energy, and telecommunication services sectors, each for different reasons. Growth of the consumer staples sector historically lags the broader equity market during improving earnings cycles. We expect commodity prices in the energy sector to moderate from the high levels we saw last winter. The telecommunication services sector has faced an increasingly difficult competitive pricing environment in the last few years.

STRONG AND WEAK PERFORMERS
Intel (+106%)(1) and Applied Materials (+72%) were strong performers for the Portfolio during the year, as earnings expectations at both of these semiconductor companies increased with the improving economy. Medical supplies company Boston Scientific (+72%) provided strong returns because investors expect new-product approvals to provide a significant boost to the company's earnings in 2004. Cisco Systems (+84%), the large networking and communications product company, benefited from the improving economy and from the expectation of increased business spending for the company's products next year. Regional bank, US Bancorp (+45%) was a strong performer as it successfully integrated several acquisitions and saw its earnings expand.

Since the strength of the U.S. equity market was broadly based, only a few stocks in the Portfolio provided disappointing results. Defense contractor Lockheed Martin (-20%) was one of the Portfolio's weakest holdings. Even though the company's operating performance was positive, the stock declined on consensus expectations that earnings would be lower in 2004.

SIGNIFICANT PURCHASES AND SALES
One of the Portfolio's best-performing new purchases was wireless communications provider Nextel Communications (+112%). Investors reacted favorably to the company's improving cash flow generation from operations. We also added copper producer Phelps Dodge (+94%), which benefited from improved copper pricing as global economic growth began to recover. Regional bank PNC Financial Services Group (+27%) was another new purchase that performed well during the portion of the reporting period it was held in the Portfolio. The company's share price rose as a result of a merger late in the reporting period, and the transaction helped raise valuations for several regional banks.

Most of the Portfolio's sales were based not on declining absolute returns but rather on underperformance relative to an otherwise strong equity market. Our decision to sell the Portfolio's position in consumer-products manufacturer Newell Rubbermaid proved beneficial. The stock declined 20% after the Portfolio's sale date, as the company suffered from a significant earnings disappointment and from a reduction in the level of expected future earnings.

LOOKING AHEAD
Positive economic news may have helped support the U.S. equity market in 2003, but we believe that much of this news has already been discounted in many equity sectors. We also believe that lofty forward earnings multiples may leave equity valuations highly susceptible to changes in interest rates. Since we expect interest rates to remain low for some time, however, we believe that the next market advance will likely depend on continued improvement in corporate earnings. In our view, the U.S. equity market may see increased volatility and more selective successes.

We consider it rather ironic that over the last year, companies that don't pay dividends outperformed those that do pay them, especially given the recent reduction in tax rates on corporate dividends. We expect this trend to reverse as later-cycle stocks, which tend to be higher-quality dividend-paying companies, assume market leadership in a maturing economic recovery. We also see opportunity potential in companies with sizable exposure to international markets. In light of the projected fiscal deficit, we anticipate little upside in the value of the U.S. dollar.

No matter what the economy or the markets may bring, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
           ON 1/23/84 VERSUS S&P(R) 500 INDEX, RUSSELL 1000(R) INDEX,
                         AND THE CONSUMER PRICE INDEX*

(LINE CHART)

                                         VP GROWTH EQUITY
                                            PORTFOLIO           S&P 500(R) INDEX     RUSSELL 1000(R) INDEX   CONSUMER PRICE INDEX
                                         ----------------       ----------------     ---------------------   --------------------
1/23/84                                      10000.00               10000.00                10000.00               10000.00
1984                                          9824.00               10755.00                10649.00               10365.00
1985                                         12162.10               14199.80                14085.00               10758.90
1986                                         12648.60               16833.90                16602.00               10877.20
1987                                         13035.60               17712.60                17088.00               11359.10
1988                                         14791.50               20691.90                20036.00               11861.10
1989                                         18632.90               27216.00                26133.00               12421.70
1990                                         17535.40               26350.60                25033.00               13171.10
1991                                         23472.90               34405.90                33303.00               13574.10
1992                                         26423.50               37051.80                36278.00               13967.80
1993                                         30046.10               40753.20                39790.00               14351.90
1994                                         30406.70               41278.90                40125.00               14735.10
1995                                         39273.30               56791.50                55279.00               15065.20
1996                                         48895.20               69829.60                67688.00               15563.80
1997                                         61975.00               93111.00                89925.00               15828.00
1998                                         78454.00              119723.00               114225.00               16083.00
1999                                        101959.00              144912.00               138112.00               16514.00
2000                                         98553.00              131725.00               127354.00               17072.00
2001                                         81737.00              115245.00               111499.00               17365.00
2002                                         61914.00               88613.00                87357.00               17784.00
2003                                         78241.00              113963.00               113468.00               18119.00

One Year: 26.37%  Three Years: -7.41%  Five Years: -0.06%  10 Years: 10.04%  Since Inception: 10.86% (1/23/84)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. Percentages reflect the total-return performance of the indicated securities for the 12 months ended December 31, 2003, or for the portion of the reporting period such securities were held in the Fund, if shorter. Due to purchases and sales, the performance of Fund holdings may differ from the performance of the securities themselves.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

MARKET OVERVIEW
High-yield bonds showed very strong performance in 2003, continuing a rally that began in the fourth quarter of 2002. High-yield bond spreads were at historically wide levels at the beginning of 2003, and they contracted over the course of the year. The default rate, a key driver of high-yield returns, also declined during 2003. Contracting spreads and declining default rates translated into meaningful price appreciation for high-yield bonds.

The positive performance of high-yield bonds was fueled by significant inflows into the asset class, which brought technical momentum to the market. New issuance of high-yield securities was very strong, supported by continuing demand throughout the year.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, the MainStay VP High Yield Corporate Bond Portfolio (initial class of shares) returned 36.37%. The Portfolio outperformed the 23.87% return of the average Lipper* Variable Products High Current Yield Portfolio over the same period. The Portfolio also outperformed the 27.94% return of the Credit Suisse First Boston(TM) High Yield Index* for the 12 months ended December 31, 2003.

PORTFOLIO MANAGEMENT DECISIONS
In 2003, lower-quality credits consistently and significantly outperformed their higher-quality peers. Over the course of the year, we shifted the Portfolio's risk profile from one that was split between higher-rated high-yield issues and much-riskier credits to one that emphasized high-yield credits in the middle-to-upper range. This reduced the Portfolio's emphasis on higher-risk securities and improved overall credit quality. By the end of 2003, the market's upward climb resulted in cash levels that were higher than usual, since attractive buying opportunities were limited and we felt that the new-issue market was overheated. Recently, the Portfolio has experienced higher-than-usual tenders from bond issuers, which has also added to the level of cash. The Portfolio's strong relative performance was primarily the result of sector weightings and credit events.

SECTOR WEIGHTS AND IMPACT
For the year, the best-performing portions of the high-yield market were wireless telecommunication services, utilities, and cable. All industries provided double-digit gains. The worst-performing areas were consumer nondurables, gaming--new jurisdiction, and food & drug. The Portfolio was underweighted in the food & drug and consumer nondurable areas all year, which strengthened performance.

Many of the top-performing securities in the Portfolio were issued by cellular companies. Top-performing wireless telecommunication services companies in the Portfolio included Nextel International, Millicom International, and US Unwired. The wireless telecommunication services industry performed well this year, as leveraged companies found liquidity in the credit markets. US Unwired is selling assets to enhance its liquidity. Nextel International, which completed a reorganization at the end of 2002, was the top performer for the Portfolio during the year. As of November 24, 2003, wireless and local telephone companies had to provide number portability, which is likely to raise the cost of acquiring and retaining customers.

Beginning in the second quarter, investors overcame their concerns about Qwest's unaudited financial statements and the company's lack of a wireless affiliate. Investors were encouraged that the company reduced its debt burden through asset sales (Dex Directory) and a debt exchange, and they appreciated the monopoly value of Qwest's underlying Regional Bell Operating Company (the former US
West). Qwest reported third-quarter results in November and noted that it planned to tender $2.25 billion in outstanding bonds--a move that could save the company about $100 million in interest expense annually.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

Utility companies posted excellent gains during the year, outperforming the benchmark in three out of four quarters. As the largest portion of the benchmark, utilities have had a significant weight in the Portfolio throughout the year. Mirant Americas Generation filed Chapter 11 in mid-July. The company, which is a subsidiary of Mirant Corp., was facing a short-term liquidity crisis. Bondholders viewed the filing as a positive event, and their bonds appreciated following the news.

Favorable high-yield market conditions allowed Calpine to complete a large debt offering in July. Proceeds from the substantial new offering and announced asset sales have increased the company's liquidity and have allowed it to fund expansion plans and repay some short-term debt. Most of the Portfolio's energy holdings are in the gas-pipeline area, which we believe to be a stable business. As merchant power companies faced difficulties in 2003, gas pipelines proved to be valuable assets and were sold to higher-quality companies. Gas-pipeline companies held in the Portfolio include ANR Pipeline, El Paso, Tennessee Gas Pipeline, PG&E, and Williams. We initiated investments in several gas-pipeline companies during the first half of 2003.

Cable companies that were among the Portfolio's top performers included Adelphia and United Pan-Europe, each of which is reorganizing after a bankruptcy. In United Pan-Europe's reorganization, bondholders received equity in UGC Europe. In December, UnitedGlobalCom acquired all shares of UGC Europe.

A number of cable companies reported strong earnings in the fourth quarter of 2003, which helped improve expectations for the industry. This represented a distinct turnaround from earlier in the year, when investors were pessimistic about cable prospects. After a sharp sell-off in early 2003 (when difficulties at Adelphia Communications and Charter raised general cash-flow concerns), the asset value of cable systems, the expected free cash flow, and credit improvement brought investors back to the industry in the second quarter.

While most cable companies were trading at high-yield levels early in 2003, at the end of the year, yields on cable-company bonds were comparable to those of investment-grade issues. As a result, many cable companies no longer fit our investment process. At the end of 2003, the Portfolio continued to hold FrontierVision, Quebecor Media, and Rogers Cablesystems.

Performance by Algoma Steel and AK Steel was lackluster in the first half of 2003. Investors reacted positively to a bank-line approval for Algoma in the third quarter, which has improved the company's liquidity. Metals-related credits rose to the top of the Portfolio in the fourth quarter. AK Steel, Algoma Steel, Allegheny, and United States Steel were all among the top performers in the last three months of 2003. Metals-related credits performed well as many basic commodities, including steel, exhibited meaningful strength. We believe this makes sense given the increase in North American manufacturing. The weaker U.S. dollar and strong end-user demand in Asia have reduced the threat of low-priced imported steel and have made the Bush administration's removal of protective tariffs in November something of a nonevent.

In the first quarter of 2003, airline-industry performance was abysmal amid the pressure of war, financial difficulties, and union negotiations. The industry revived in the second quarter as the war with Iraq wound down and union negotiations were finalized. Investors returned to the industry as summer bookings began to grow. The Portfolio continues to be overweighted in the industry. At the end of 2003, the Portfolio held Continental Airlines, Delta Airlines, and Northwest Airlines.

We were disappointed with the negative performance of a few of the Portfolio's holdings. Investments in Lumbermens Mutual, Ormet Corporation, and General Chemical detracted from the Portfolio's performance during 2003.

LOOKING AHEAD
Our view of the high-yield market remains constructive. Low real interest rates, significant federal stimulus, and continuing improvements in the world's financial markets all provide positive potential for the economy. New issuance continues, and inflows have strengthened.

In the recent lending environment, the average high-yield company has been able to dramatically repair its balance sheet, which has lowered the likelihood of defaults going forward. With declining default rates, we believe the high-yield market will begin 2004 at an attractive yield-spread premium relative to U.S. Treasury bonds.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
        ON 5/1/95 VERSUS CREDIT SUISSE FIRST BOSTON(TM) HIGH YIELD INDEX
                         AND THE CONSUMER PRICE INDEX*

[LINE GRAPH]

                                               HIGH YIELD CORPORATE BOND   CREDIT SUISSE FIRST BOSTON
                                                       PORTFOLIO             (TM) HIGH YIELD INDEX        CONSUMER PRICE INDEX
                                               -------------------------   --------------------------     --------------------
5/1/95                                                 10000.00                     10000.00                    10000.00
1995                                                   10968.00                     11006.00                    10102.00
1996                                                   12329.00                     12894.60                    10436.40
1997                                                   13885.00                     14574.80                    10613.80
1998                                                   13966.00                     14962.00                    10785.00
1999                                                   16884.00                     14424.00                    11074.00
2000                                                   15893.00                     13721.00                    11448.00
2001                                                   16675.00                     14467.00                    11672.00
2002                                                   17017.00                     17592.00                    11961.00
2003                                                   23207.00                     19084.00                    12187.00

         One Year: 36.37%     Three Years: 13.45%     Five Years: 9.17%
                        Since Inception: 10.19% (5/1/95)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP INDEXED EQUITY PORTFOLIO

MARKET OVERVIEW
Investors were pleased with U.S. stock market performance in 2003, as stocks rose for the first year since 1999. Although smaller stocks generally outperformed larger issues, the S&P 500(R) Index* provided its best performance since 1997.

There has been a marked change in investor sentiment since the end of the bear market. Investors who were hopeful that the market would eventually turn around are now beginning to wonder how long stocks can continue to rise.

Several factors contributed to the economic recovery, including exceedingly low interest rates, recent tax cuts, a weaker dollar, low inventories, and improvements in the labor outlook. These and other industry-specific factors have helped exporters, stimulated business investment, increased factory orders, and prompted strong industrial-sector growth. The ISM Manufacturing Index,* which tracks the outlook for manufacturers, reached a 20-year high in November 2003.

To properly understand the scope of the stock market's recovery, by of the end of 2003, the Dow Jones Industrial Average* had risen 43.1% from its low on October 9, 2002, and the technology-laden Nasdaq Composite Index* was up 80.4% from its low on the same day.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, the MainStay VP Indexed Equity Portfolio (initial class of shares) returned 28.19%. The Portfolio outperformed the 28.01% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio over the same period. The Portfolio underperformed the 28.68% return of the S&P 500(R) Index for 2003. Since the Portfolio incurs actual expenses that a hypothetical index does not, there will be times when the Portfolio lags the Index.

STRONG INDUSTRIES
Based on total returns alone, the best-performing industries in the S&P 500(R) Index during 2003 were Internet software & services (+176.27%), Internet & catalog retail (+90.47%), communications equipment (+78.42%), wireless telecommunication services (+77.72%), and metals & mining (+76.54%). Because of their higher weightings in the Index, however, some industries with lower total returns were among the five top contributors to the overall performance of the S&P 500(R) Index. Taking both weightings and total returns into consideration, the leading industry was communications equipment (+78.42%), followed by multiline retail (+33.04%), industrial conglomerates (+31.72%), oil & gas (+23.07%), and computers & peripherals (+30.73%).

STRONG COMPANIES
For the 12 months ended December 31, 2003, the best-performing company in the S&P 500(R) Index based on total returns alone was Avaya (+428.16%), followed by Williams (+265.92%), Dynegy (+262.71%), PMC-Sierra (+261.51%), and Novell
(+215.27%). As impressive as these returns may be, the five stocks with the greatest positive impact on the performance of the S&P 500(R) Index all had higher weightings and lower total returns. Taking both weightings and total returns into account, the company with the greatest positive impact on the Index for 2003 was Intel (+106.62%), followed by Cisco Systems (+84.96%), Citigroup (+41.58%), General Electric (+30.75%), and ExxonMobil (+20.64%).

WEAK INDUSTRIES
Based solely on total returns, the worst-performing industries in the Index for the reporting period were trading companies & distributors (-8.07%), diversified telecommunication services (-4.31%), leisure equipment & products (+0.45%), food products (+6.32%), and pharmaceuticals (+6.44%). Due to its higher

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

Index weighting, diversified telecommunication services (-4.31%) had the greatest negative impact on the total return of the Index for 2003 when weightings and total returns were taken into account. This industry was followed by trading companies & distributors (-8.07%), leisure equipment & products (+0.45%), distributors (+7.79%), and airlines (+7.21%).

WEAK COMPANIES
In 2003, the worst-performing S&P 500(R) company based on total return alone was food retailer Winn-Dixie Stores (-33.69%), followed by Eastman Kodak (-23.77%), Newell Rubbermaid (-22.39%), Kohl's (-19.68%), and Schering-Plough (-19.10%). Taking both weightings and total returns into account, Merck (-11.24%) made the greatest negative contribution to the performance of the Index, followed by Schering-Plough (-19.10%), Verizon Communications (-5.60%), AT&T (-18.84%), and Kohl's (-19.68%).

INDEX ADJUSTMENTS
The Portfolio seeks to track the performance and weightings of stocks in the S&P 500 Index. The Index itself, however, may change from time to time as companies merge, divest units, face financial difficulties, or add to their market capitalization. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of our economy. During 2003, there were nine companies deleted from the Index and nine companies added to it.

The additions included AutoNation, Apartment Investment & Management, McCormick, Symantec, Federated Investors, ProLogis, Medco Health Solutions, Express Scripts, and Biogen IDEC. Deletions from the Index included Rational Software, AMR, HealthSouth, Household International, Pharmacia, Mirant, McDermott International, Quintiles Transnational, and Biogen.

HealthSouth was deleted from the Index on the heels of an investigation into a massive accounting scandal and allegations of fraud. The government has accused HealthSouth and a group of its former officers of deliberately overstating earnings by $2.5 billion over several years. AMR, the parent company of American Airlines, was deleted from the Index when AMR faced the threat of bankruptcy as a sluggish economy, the war in Iraq, and the threat of SARS took a toll on air travel. Recent labor concessions have helped AMR avoid bankruptcy. Biogen and IDEC merged on November 12, 2003, to form Biogen IDEC.

LOOKING AHEAD
Some market observers maintain that the annual rate of 8.2% gross domestic product growth seen in the third quarter of 2003 will be difficult to sustain. In addition, at year-end 2003, the S&P 500(R) Index was trading at 27 times its companies' earnings for the past 12 months. While past performance is no indication of future results, the historical average has been about 16 times the previous years' earnings. It therefore appears that investors may already be factoring strong corporate performance amid global stability into their investment decisions. If these conditions do not persist, however, stocks may pay the price.

The 2003 rally was led by technology stocks, the very ones that fell the most during the recent downturn. Higher-quality stocks outperformed at the end of the year, but it remains to be seen what the future may hold. The relative absence of negative corporate preannouncements, the Federal Reserve's willingness to remain accommodative, and positive expectations for GDP growth may continue to foster optimism among investors.

Whatever the markets or the economy may bring, the Portfolio will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP INDEXED EQUITY PORTFOLIO
                     ON 1/29/93 VERSUS S&P 500(R) INDEX AND
                           THE CONSUMER PRICE INDEX*

[LINE CHART]

                                              VP INDEXED EQUITY PORTFOLIO       S&P 500(R) INDEX          CONSUMER PRICE INDEX
                                              ---------------------------       ----------------          --------------------
1/29/93                                                 10000.00                    10000.00                    10000.00
1993                                                    10853.00                    11008.00                    10275.00
1994                                                    10935.50                    11149.00                    10549.30
1995                                                    14969.60                    15338.80                    10785.60
1996                                                    18325.80                    18857.50                    11142.60
1997                                                    24344.00                    25148.00                    11332.00
1998                                                    31280.00                    32336.00                    11515.00
1999                                                    37754.00                    39139.00                    11823.00
2000                                                    34236.00                    35578.00                    12223.00
2001                                                    30084.00                    31112.00                    12416.00
2002                                                    23401.00                    24244.00                    12717.00
2003                                                    29998.00                    31190.00                    12955.00

One Year: 28.19%    Three Years: -4.30%    Five Years: -0.83%   10 Years: 10.70%
                       Since Inception: 10.57% (1/29/93)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

MARKET OVERVIEW
In 2003, international stock markets generally provided strong performance in both U.S. dollar and local currency terms. Overall, the global markets surged in tandem since March of 2003, as some economic data suggested that the worst might be over and that a recovery might be just around the corner.

In Europe, business expectations improved, but activity and demand provided no discernible signs of recovery. Business-sentiment indicators rose moderately, but consumer confidence remains stuck at low levels.

Foreign currencies, particularly the euro and Japanese yen, gained considerably against the U.S. dollar over the course of 2003.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, the MainStay VP International Equity Portfolio (initial class of shares) returned 30.00%. The Portfolio underperformed the 35.41% return of the average Lipper* Variable Products International Portfolio over the same period. The Portfolio also underperformed the 38.59% return of the Morgan Stanley Capital International EAFE(R) Index* for 2003.

The Portfolio's underperformance resulted from its underweighted positions in high-beta sectors such as technology and insurance. Beta is a measure of relative volatility, and high-beta sectors or companies are those that tend to be more volatile than the market as a whole. Although high-beta companies performed well in 2003, all of the companies in the Portfolio continued to show strong operational results.

STRATEGIC POSITIONING
The Portfolio uses a bottom-up, stock-by-stock selection process to select securities. This process often leads us to out-of-favor companies with quality brands. The Portfolio's country, sector, and market-capitalization weightings were the result of individual stock selection and do not reflect predetermined target allocations. The Portfolio's bottom-up selection process has resulted in overweighted positions in the consumer staples and utilities sectors and underweighted positions in telecommunication services, health care, energy, and basic materials. Generally speaking, we find more compelling investment potential in Europe. As a result, the portfolio is underweighted in Japanese stocks relative to the MSC1 EAFE(R) Index. The Portfolio continued to seek profit from affluence trends and new technologies as well as from corporate restructuring and turnaround plans.

STRONG AND WEAK PERFORMERS
Among the leading contributors to performance in 2003 was Deutsche Boerse. This company provides a securities-exchange platform through the German Exchange, derivatives trading on the Eurex, and clearing services through its subsidiary Clearstream. As the markets have risen and volume has increased in equities and derivatives, Deutsche Boerse continued to surprise the market operationally. Despite some uncertainty surrounding debate over a new European Union investment directive, we believe the new directive will not adversely affect the company.

Another positive contributor was Iberdrola, a Spanish utility. The company is in the middle of a five-year investment plan that involves divesting noncore assets and reinvesting in cleaner, more efficient electricity generation to satisfy faster-than-average growth in demand. Midway through the refocus, the company appears to be well on its way to becoming the cleanest and most profitable utility in Europe. Due to its superior performance, the company increased its dividend more than analysts expected.

A third positive contributor, Synthes-Stratec develops, manufactures, and sells products used in orthopedic trauma surgery. In August 2003, the company announced an acquisition of closely held Mathys. A new-

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales changes, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

product rollout cycle should allow the company to grow earnings at a high double-digit rate in the foreseeable future.

Another large holding, Canon, the well-known copier and printer company, has surprised analysts by continuing to perform well in a relatively challenging environment.

One stock that detracted substantially from performance for the Portfolio's fiscal year was Rentokil Initial. Rentokil offers services such as hygiene, security, and pest control. Fundamentally the firm continues to do well, although the stock underperformed when investors rotated out of defensive issues. First-half earnings rose 7.6%, and the company stated that it expects good underlying organic growth in sales and profits that would allow a share-buyback program to continue.

Another stock that detracted from performance during the reporting period was Hongkong Electric, the generator and supplier of electricity in Hong Kong. The company is a fully regulated monopoly with a 5.5% dividend yield. The underperformance resulted from uncertainty regarding rate tariffs in an upcoming regulatory review. We believe that the risk-adjusted returns remain attractive, and the Portfolio continues to own the stock.

We initiated a new position in Man Group, a leading global provider of alternative investment products and solutions as well as one of the world's largest futures brokers.

We reduced the Portfolio's position in Nintendo, a manufacturer and marketer of home-use games, including Gamecube and Gameboy systems. The company was unable to meet sales expectations for the current generation of the in-home game system Gamecube. The Portfolio sold its position in FANUC, the Japanese manufacturer of factory automation systems, as the company's stock reached our price target.

LOOKING AHEAD
While the world economy has improved, we believe that a large portion of the market already reflects the change. We remain concerned that in a number of industries, valuations may have surpassed what is justified by the magnitude of the recovery in the world economy or in earnings. We take a cautious view and remain underweighted in high-beta areas such as media and information technology.

As always, we remain alert for selective opportunities in stocks and continue to take advantage of sell-offs to accumulate positions in solid franchises that are undergoing temporary difficulty. Whatever the markets or the world economy may bring, the Portfolio will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

Rupal Bhansali
Portfolio Manager
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                    ON 5/1/95 VERSUS MSCI EAFE(R) INDEX AND
                           THE CONSUMER PRICE INDEX*

[LINE CHART]

                                                 VP INTERNATIONAL EQUITY
                                                        PORTFOLIO              MSCI EAFE(R) INDEX         CONSUMER PRICE INDEX
                                                 -----------------------       ------------------         --------------------
5/1/95                                                  10000.00                    10000.00                    10000.00
1995                                                    10696.00                    10520.00                    10102.00
1996                                                    11823.40                    11189.00                    10436.40
1997                                                    12435.00                    11388.00                    10614.00
1998                                                    15308.00                    13666.00                    10785.00
1999                                                    19604.00                    17350.00                    11074.00
2000                                                    16063.00                    14892.00                    11448.00
2001                                                    13810.00                    11667.00                    11672.00
2002                                                    13200.00                     9806.00                    11961.00
2003                                                    17160.00                    13590.00                    12187.00

         One Year: 30.00%     Three Years: 2.23%     Five Years: 2.31%
                        Since Inception: 6.42% (5/1/95)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in U.S. or foreign tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of more than 100%.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP MID CAP CORE PORTFOLIO

MARKET OVERVIEW
The equity market showed strong overall performance in 2003, reversing the downward trend that had characterized the stock market for the previous three years. Small-cap stocks performed significantly better in 2003 than their large- and mid-cap counterparts, as investors returned to stocks with an appetite for smaller-capitalization high-beta issues, or those with greater relative volatility than the market as a whole.

The Russell 2000(R) Index,* a gauge of small-cap stocks, posted an impressive gain of 47.25% while the Russell Midcap(R) Index,* a barometer of mid-cap stocks, trailed with a return of 40.06% for 2003. The Russell 1000(R) Index,* a measure of large-cap stocks, was not as strong in comparison, with a return of 29.89% for the year.

PORTFOLIO REVIEW
For the 12 months ended December 31, 2003, MainStay VP Mid Cap Core Portfolio (initial class of shares) returned 35.43%. The Portfolio outperformed the 35.05% return of the average Lipper* Variable Products Mid-Cap Core Portfolio over the same period. The Portfolio underperformed the 40.06% return of the Russell Midcap(R) Index for the 12 months ended December 31, 2003.

ALLOCATION DECISIONS AND SECTOR SPECIFICS
In the first few months of the year, the Portfolio was defensively positioned in a tenuous economic environment that included significant global instability. As the year progressed and economic indicators steadily improved, however, the Portfolio gradually shifted to a more-aggressive stance by assuming an overweighted position in the information technology and consumer discretionary sectors relative to the Russell Midcap Index.

The largest positive contribution to the Portfolio's return in 2003 came from holdings in the industrials sector. The Portfolio's overweighted position in PACCAR--a major truck manufacturer whose brands include Peterbilt and Kenworth--contributed positively to the Portfolio's results. Investors continue to believe that PACCAR will benefit from an expected increase in demand in the North American Class 8 truck market as well as from the recent improvement in industry orders for Class 7 trucks.

The Portfolio's underweighted position in office services and supplies company Avery Dennison also contributed positively to performance. The company suffered a relatively weak year and made a negative preannouncement for third-quarter earnings because of faltering business conditions and continued pricing pressures.

The Portfolio's overweighted position in Career Education, which operates several for-profit colleges, contributed positively to return. The company benefited handsomely during the recent job downturn, as more and more members of the labor force sought to increase their education while waiting for economic conditions to improve.

The largest negative contributions to the Portfolio's performance came from the information technology and consumer discretionary sectors. Within the information technology sector, the Portfolio's underweighted positions in Network Associates and VERITAS Software had a negative impact on the Portfolio, as these and other relatively speculative issues surged back from their bargain-basement valuations. Network Associates, a data storage company, saw a dramatic rise in profits, and the company's stock was one of the hottest in 2003. The company also successfully expanded its product mix and diversified its customer base to strengthen fundamentals and reduce risk exposure.

Within the consumer discretionary sector, the Portfolio's overweighted position in troubled department-store chain J.C. Penney proved to be a significant detractor from return when third-quarter earnings were hurt by the company's wholly owned Eckerd's drugstore operations. The drugstore chain continues to suffer as

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

retailers such as Wal-Mart Stores and Target continue to siphon away Eckerd's nonpharmacy sales. J.C. Penney's crucial 2003 holiday sales results were favorable, with same-store sales climbing 4.3%, but Eckerd's sales fell further than expected, which may cause Eckerd's fourth-quarter operating profits to drop by as much as 50% to 60%. J.C. Penney is currently exploring its options and is considering selling or spinning off the Eckerd's chain.

The Portfolio's overweighted position in Eastman Kodak also hurt the Portfolio's returns, since the troubled photography company continued to suffer as a result of declining demand in its traditional film business. Eastman Kodak has announced plans to stop making cameras that use the Advanced Photo System format. It will also discontinue manufacturing reloadable 35-millimeter cameras for the United States, Canada, and Western Europe. Camera makers typically make little profit, if any, on hardware but rely on strong margins on supplies such as film and paper, which need to be replaced frequently. Eastman Kodak intends to focus instead on the high-growth digital-product market, such as medical imaging systems.

LOOKING AHEAD
The Portfolio will continue to use a quantitative approach and proprietary model to seek promising mid-cap stocks without regard to market psychology or other subjective factors. The model focuses on value, earnings, and behavioral characteristics in the market, and ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital.

Harvey Fram
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                       MAINSTAY VP MID CAP CORE PORTFOLIO
                  ON 7/2/01 VERSUS RUSSELL MIDCAP(R) INDEX AND
                           THE CONSUMER PRICE INDEX*
[LINE CHART]

                                                VP MID CAP CORE PORTFOLIO   RUSSELL MID CAP(R) INDEX      CONSUMER PRICE INDEX
                                                -------------------------   ------------------------      --------------------
7/2/01                                                  10000.00                    10000.00                    10000.00
2001                                                     9414.00                     9626.00                     9966.00
2002                                                     8197.00                     8068.00                    10215.00
2003                                                    11102.00                    11300.00                    10399.00

           One Year: 35.43%          Since Inception: 4.26% (7/2/01)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

The investor should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP MID CAP GROWTH PORTFOLIO

MARKET OVERVIEW
The year 2003 presented several challenges to equity investors. Not only did they have to endure the volatility associated with military action in Iraq, but they also had to contend with a constant stream of mixed economic indicators, which added to market volatility and uncertainty.

Looking back, early signs of an economic recovery began to take shape toward the end of 2002, but these indicators declined through much of the first quarter of 2003. After the stock market reached its year-to-date low in mid-March, stocks rallied sharply through the end of the year in anticipation of a robust economic rebound.

In June 2003, the Federal Reserve lowered the targeted federal funds rate by 25 basis points to 1.0%, a four-decade low. This was the Fed's thirteenth easing move since the beginning of 2001. Real gross domestic product grew at a modest pace in the first quarter of 2003, somewhat faster in the second, and quite rapidly in the third. According to the Bureau of Economic Analysis, real gross domestic product grew at a seasonally adjusted annual rate of 8.2% in the third quarter of 2003, the fastest growth since late 1983.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Mid Cap Growth Portfolio (initial class of shares) returned 44.78%. The Portfolio outperformed the 36.14% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio. The Portfolio underperformed the 46.31% return of the Russell 2500(TM) Growth Index* and outperformed the S&P MidCap 400(R) Index* return of 35.62% for the 12 months ended December 31, 2003.

STRONG AND WEAK PERFORMERS
In 2003, many of the Portfolio's best-performing stocks were in the consumer discretionary sector. Since consumer income and spending remained at healthy levels, the Portfolio benefited from its investments in key consumer-related areas such as housing and retail.

The most significant contributors to Portfolio results were homebuilding companies D.R. Horton and Lennar. Other notable performers included luxury goods manufacturer and retailer Coach; audio and video equipment maker Harman International Industries; homebuilders M.D.C. Holdings, KB HOME, and Centex; and retailer Chico's FAS. Each of these stocks posted double- or triple-digit gains for 2003.

Continued positive trends in the housing market, including historically low mortgage rates, rising household formation, and a favorable pricing environment, bolstered the financial results of homebuilding companies. Coach was the beneficiary of strong performance in handbags and small leather-goods. Harman International Industries' stock rose as the company set sales and earnings records. Harman International's advances were partly attributable to the successful creation of audio products for high-end automakers Mercedes-Benz, BMW, Porsche, and Audi.

The Portfolio's holdings in the financials sector also aided performance during the period. Low interest rates, a rising equity market, and strong demand for mortgages benefited many banks and financial-services organizations. Notable performers in the Portfolio included Capital One Financial, New York Community Bancorp, and UCBH Holdings.

The Portfolio's position in the information technology sector adversely affected relative performance during 2003. Many of the Portfolio's stocks in the sector posted positive absolute returns for the year. Within the sector as a whole, however, many of the best-performing stocks had little if any profit to back their performance and were trading at values that we felt were high. The Portfolio's relative performance was particularly hurt by our decision not to emphasize these types of companies. The Portfolio's largest positive contributor to performance in the information technology sector was Semtech. Other strong performers included communication services provider UTStarcom, computer peripherals provider Avocent, and software and programming firm Symantec. Detractors within the information technology sector included Tech Data, The BISYS Group, Cabot Microelectronics, and SERENA Software--all of which were eliminated from the portfolio.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

The Portfolio's health care holdings also detracted considerably from relative performance. Not only did the Portfolio hold an overweighted position in this underperforming sector, but our stock selection also proved detrimental. The largest negative contributors were pharmaceutical drugmakers Biovail and MedImmune and health care facilities providers Accredo Health, Triad Hospitals, and Universal Health Services. Although the sector was a net detractor from performance, a few health care stocks enhanced the Portfolio's results. Among them were medical equipment maker Cooper and managed health care players Coventry Health Care and Mid Atlantic Medical Services.

SECTOR WEIGHTINGS
During 2003, the Portfolio added to its information technology, financial, and industrial holdings and reduced its weighting in consumer discretionary and energy stocks. As of December 31, 2003, the Portfolio was significantly overweighted in the consumer discretionary sector and slightly overweighted in industrials relative to the Russell 2500(TM) Growth Index. Underweighted sectors at year-end 2003 included energy, materials, consumer staples, and telecommunication services. The Portfolio was slightly underweighted in information technology and utilities and held a market weight in the financials and health care sectors.

LOOKING AHEAD
As we enter 2004, the market seems poised to gain further ground, largely on positive economic news and strong earnings reports. Going forward, we see very few factors that threaten to derail the recent rally in stocks, although we will continue to closely monitor interest-rate trends and stock valuations. Third-quarter gross domestic product figures were very encouraging and recent indications suggest that the long-awaited recovery in the job market is beginning to materialize, albeit slowly. If these trends continue, they should be good news for stocks. As always, we will continue to invest in high-quality growth companies with strong growth prospects.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP MID CAP GROWTH PORTFOLIO
                   ON 7/2/01 VERSUS S&P MIDCAP 400(R) INDEX,
                       RUSSELL 2500(TM) GROWTH INDEX, AND
                           THE CONSUMER PRICE INDEX*

[LINE CHART]

                                         VP MID CAP GROWTH      S&P MIDCAP 400(R)       RUSSELL 2500(TM)
                                             PORTFOLIO                INDEX               GROWTH INDEX       CONSUMER PRICE INDEX
                                         -----------------      -----------------       ----------------     --------------------
07/02/01                                       10000                  10000                  10000                  10000
2001                                            9157                   9844                   9181                   9966
2002                                            6538                   8416                   6510                  10215
2003                                            9466                  11413                   9525                  10399

           One Year: 44.78%          Since Inception: -2.17% (7/2/01)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

The investor should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

MARKET OVERVIEW
As years go, 2003 was a strong period for equity investors, with most major market indices rising 25% or more. The year began on a weak note, as economic uncertainty and growing concern about the possibility of war in Iraq caused equities to decline through early March. Beginning in mid-March, however, equities rebounded and continued to climb throughout the rest of the year.

The rally was fueled by a variety of forces, including tax cuts and declining interest rates in the second quarter. Positive economic developments helped sustain the market's advance in the second half of 2003. Orders and productivity improved strongly. In the third quarter, real gross domestic product rose at a seasonally adjusted annual rate of 8.2%, the fastest growth since late 1983. By year-end 2003, even the employment outlook began to improve. Small-cap stocks dramatically outperformed large-caps during the year, and according to Russell data,* within the small-cap universe, growth stocks outperformed their value counterparts.

PERFORMANCE REVIEW
For the year ended December 31, 2003, MainStay VP Small Cap Growth Portfolio returned 41.69%. The Portfolio underperformed the 41.73% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. The Portfolio also underperformed the 48.54% return of the Russell 2000(R) Growth Index* and the 47.25% return of the Russell 2000(R) Index* for the 12 months ended December 31, 2003.

The Portfolio's underperformance relative to the Russell 2000(R) Growth Index was mainly attributable to adverse stock selection in the information technology and health care sectors. Much of the benchmark's return in these sectors was fueled by speculative micro-cap stocks, many of which advanced despite being unprofitable. With less exposure to these types of issues, the Portfolio's information technology and health care holdings lagged on a relative basis. From a sector standpoint, the Portfolio benefited from an underweighted position in financial stocks and an overweighted position in the industrials sector, but was hurt by overweighted positions in the materials and telecommunication services sectors.

STRONG AND WEAK PERFORMERS
Although the Portfolio's information technology holdings generated strong absolute returns, the sector was the biggest detractor from the Portfolio's relative performance.

Several of the Portfolio's strongest performers were semiconductor manufacturers. Among the leaders were Fairchild Semiconductor International and Integrated Circuit Systems, flat-panel display equipment manufacturer Applied Films, and software providers Business Objects and Altiris. Disappointing results at display manufacturer Planar Systems, security-systems provider Internet Security Systems, and software supplier Neoware Systems detracted from the Portfolio's performance.

The second-biggest detractor from the Portfolio's relative performance was the health care sector, although this sector also generated a strong absolute return. The Portfolio's top health care performers included health maintenance organizations Coventry Health Care and Mid Atlantic Medical Services, generic-drug manufacturer Taro Pharmaceutical Industries, hospice provider Odyssey Healthcare, and veterinary-hospital and laboratory-service company VCA Antech. Earnings disappointments at LifePoint Hospitals and Charles River Laboratories International and a product-approval delay at CV Therapeutics resulted in poor performance for these Portfolio holdings.

The energy sector also detracted from performance because of the Portfolio's emphasis on oil service companies, which tended to lag behind exploration and production companies. In particular, disappointing earnings results at W-H Energy Services hurt the Portfolio's performance in the energy sector.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

The major positive contributor to the Portfolio's performance was the consumer discretionary sector. Top-performing Portfolio holdings in this sector included Netflix (+396.73%),(1) an online subscription service for DVD rentals; Harman International Industries, a manufacturer of high-end audio systems for cars and homes; homebuilders Ryland Group and M.D.C. Holdings; recreational vehicle manufacturer Winnebago Industries; and specialty retailers Hot Topic and Hibbett Sporting Goods.

The financials sector also contributed positively to the Portfolio's performance, helped by an underweighted sector position and by strong results at Jefferies Group, a brokerage firm; UCBH Holdings, a regional bank focusing on Chinese-American clients; and Doral Financial, a savings and loan company based in Puerto Rico.

The industrials sector made a modest positive contribution to the Portfolio's results. Good performance from education services companies Education Management and Corinthian Colleges, database provider Corporate Executive Board, and truck-trailer manufacturer Wabash National more than offset weak performance from defense-electronics manufacturer DRS Technologies and waste-management company Waste Connections.

STRATEGIC POSITIONING
During the second quarter of 2003, we took steps to position the Portfolio less defensively and to increase the weighting of more economically sensitive issues. At the end of 2003, the Portfolio was overweighted in the consumer discretionary and information technology sectors and underweighted in the financials sector. We sought to position the Portfolio in favor of the likelihood of a global economic recovery. As always, we favor stocks of high-quality companies with good intermediate- and longer-term growth prospects.

LOOKING AHEAD
As 2004 begins, the U.S. equity market has maintained its positive direction. We believe that the key to sustained equity-market gains lies in further improvement in the U.S. economy and in corporate profits. We intend to continue to invest in high-quality companies in major sectors that are poised for further growth. Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies with above-average growth prospects.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
     ON 7/2/01 VERSUS RUSSELL 2000(R) INDEX, RUSSELL 2000(R) GROWTH INDEX,
                         AND THE CONSUMER PRICE INDEX*

[LINE CHART]

                                       VP SMALL CAP GROWTH                                                     RUSSELL 2000(R)
                                            PORTFOLIO         RUSSELL 2000(R) INDEX   CONSUMER PRICE INDEX       GROWTH INDEX
                                       -------------------    ---------------------   --------------------     ---------------
7/2/01                                       10000.00               10000.00                10000.00               10000.00
2001                                          9548.00                9591.00                 9966.00                9074.00
2002                                          7027.00                7627.00                10215.00                6328.00
2003                                          9956.00               11231.00                10399.00                9400.00

           One Year: 41.69%          Since Inception: -0.18% (7/2/01)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. Performance percentages for Portfolio holdings reflect total-return performance of the indicated securities for the 12 months ended December 31, 2003, or for the portion of the reporting period such securities were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from the performance of the securities themselves.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP TOTAL RETURN PORTFOLIO

MARKET OVERVIEW
While 2003 presented several challenges to stock and bond investors, it proved to be a rewarding year for those who were patient. Early in the year, equity investors had to endure significant market volatility leading up to the war in Iraq. As soon as the conflict began, however, the investment focus shifted back to the burgeoning economic recovery.

Unfortunately, three key economic drivers--business confidence, capital spending, and hiring--remained virtually absent through much of the year. Real gross domestic product grew at a modest annual rate of 2.0% in the first quarter and 3.1% in the second quarter of 2003. Low interest rates prompted a boom in mortgage refinancing, and consumers spent their "found money," which helped sustain the economy during the first half of 2003. In May, however, Federal Reserve concerns about possible deflation risk resulted in a Treasury rally. In June, the Federal Open Market Committee lowered the targeted federal funds rate to a low 1.0%. After bond yields dipped to exceedingly low levels in June, they rose to more familiar levels for the remainder of the year.

In the third quarter, real gross domestic product rose by a seasonally adjusted annual rate of 8.2%, its fastest growth since the fourth quarter of 1983. Corporate earnings remained relatively strong, unemployment dropped from its peak in June, and the stock market continued to advance as economic indicators turned increasingly positive. Indeed, stocks advanced relatively steadily from mid-March through the end of 2003, ending the year with a positive return for the first calendar year since 1999. High-yield bonds and emerging-market debt also provided strong returns when investors' appetite for risk gradually increased as the year progressed.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Total Return Portfolio (initial class of shares) returned 19.68%. The Portfolio outperformed the 18.97% return of the average Lipper* Variable Products Balanced Portfolio over the same period. The Portfolio outperformed the 19.04% return of the Portfolio's Total Return Composite Index* but underperformed the 28.68% return of the S&P 500(R) Index* for the 12 months ended December 31, 2003.

EQUITY RESULTS
In the equity portion of the Portfolio, information technology holdings posted the strongest returns for the year, rising 56.2% versus a 47.9% gain for the information technology stocks in the Russell 1000(R) Growth Index.* Among the Portfolio's largest equity holdings, VERITAS Software (+137%),(1) a provider of enterprise storage products, stood out as the best performer in 2003. Other top-performing information technology stocks in the Portfolio included Intel (+106%), Cisco Systems (+85%), Texas Instruments (+97%), and Electronic Arts (+92%).

The Portfolio's industrial equity holdings gained 29.4% versus a 31.7% gain for related stocks in the Index. Cendant, the Portfolio's top-performing industrial stock, rose 113% during the year on strong sales trends in the company's real estate business. United Technologies, Danaher, and Illinois Tool Works all rose more than 30% for the year, fueled by rising investor confidence in an economic recovery. The only two industrial holdings that showed poor performance during the year were General Dynamics and Lockheed Martin, both of which were eliminated from the Portfolio.

Although basic materials stocks represent a small percentage of net assets in the equity portion of the Portfolio, holdings in this sector delivered strong absolute returns in 2003, rising 30.3% within the Portfolio and 47.1% within the Index. The Portfolio's two equity holdings in this sector included Praxair, which rose more than 34% for the year, and Air Products & Chemicals, which rose more than 26%. Praxair's perform-

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

ance was driven by rising optimism that the company's earnings growth will increase as the economy recovers.

The Portfolio's equity holdings in the financials sector rose 23.1% during the year, roughly in line with the 23.8% increase for this sector within the Index. American Express, Morgan Stanley, and Citigroup ranked as the Portfolio's top-three equity performers in the financials sector in 2003, each rising roughly 35%. Since the end of March, American Express has rallied on the belief that the company's travel business and credit-card operations will benefit from an economic rebound. Morgan Stanley rallied along with the stock market, since its business is closely tied to equity-market performance. Citigroup rose on the view that commercial-lending activity will likely increase with a rebound in the economy. BB&T was the biggest detractor among the financial holdings in the equity portion of the Portfolio, and the stock was sold during the year. The shares declined as a result of net interest margin compression and soft loan growth.

For the year, the health care holdings in the equity portion of the Portfolio rose 17.2% versus a 18.9% gain for related stocks in the Russell 1000(R) Growth Index. Two of the Portfolio's biggest equity winners were Genentech (+182%) and Boston Scientific (+73%). Genentech, in particular, had a stunning rise in May, after the company released positive data from a first-line colorectal-cancer trial for its new drug, Avastin. Boston Scientific experienced strong gains thanks to the promising market potential of its new drug-eluting stent. Johnson & Johnson and Tenet Healthcare were the two biggest health care laggards in the equity portion of the Portfolio in 2003. Johnson & Johnson was weighed down by competitive concerns in its core business.

The Portfolio's consumer discretionary stock holdings rose 17.0% versus 36.7% for related stocks in the Index. Consumer staples holdings in the equity portion of the Portfolio advanced 11.2% compared to a 14.7% rise in consumer staples stocks in the Index. The Portfolio's top-performing consumer discretionary stocks included Lowe's (+48%), Omnicom Group (+37%), and Target (+29%). The Portfolio's only consumer discretionary stock that declined during 2003 was Kohl's (-19.7%). Among the Portfolio's consumer staples equity positions, Kraft Foods proved to be a dramatic underperformer, which prompted us to sell the stock. The biggest consumer staples equity gainer was SYSCO (+27%).

While energy stocks represented only 2.6% of net assets in the equity portion of the Portfolio, the Portfolio's energy stocks advanced 1.2% for the year versus a 15.3% increase for the energy stocks in the Index. All of the Portfolio's equity energy holdings are in the oil-field services area, since we believe that high oil prices and the recent decline in Iraqi oil-production levels will prompt domestic producers to step up their exploration and production efforts. While this trend has yet to emerge in earnest, we continue to believe that it's only a matter of time.

During 2003, the equity portion of the Portfolio added to its health care, consumer discretionary, and information technology holdings and reduced its weighting in the consumer staples, financials, and energy sectors. The equity portion of the Portfolio ended the year overweighted in consumer discretionary and materials stocks relative to the Russell 1000(R) Growth Index and only slightly overweighted in energy stocks. Underweighted equity sectors at the end of 2003 included consumer staples, health care, industrials, and telecommunication services. The equity portion of the Portfolio was slightly underweighted in financials and utilities and held a market weight in the information technology sector.

BOND RESULTS
The bond portion of the Portfolio ended 2003 invested 12% in Treasuries, 4% in agency securities, 34% in residential mortgage-backed securities issued by government-sponsored and government related enterprises, 5% in asset-backed securities, 30% in investment-grade corporate bonds, 13% in high-yield corporate bonds, and 2% in cash equivalents. Relative to its benchmark, the Lehman Brothers(R) Aggregate Bond Index,* the bond portion of the Portfolio ended 2003 with overweighted positions in investment-grade and high-yield corporate bonds, asset-backed securities, and cash and with underweighted positions in Treasuries, agencies, and mortgage-backed securities.

We like asset-backed securities--particularly auto loan/lease securitizations and bonds collateralized by electric utility tariffs--for their high credit quality and their potential yield advantages relative to Treasuries. We underweighted the bond portion of the Portfolio in agency debentures and commercial mortgage-backed securities, based on our assessment of relative value. Congress was calling for tighter scrutiny at housing government-sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank. Accounting irregularities at Freddie Mac raised additional concerns. When it came to commercial mortgage-backed securities, we believed that investors were not being adequately compensated for risk.

Over the course of the year, we reduced exposure to cash and mortgage-backed securities to increase exposure to investment-grade and high-yield corporate bonds, agency debentures, and Treasuries. The rebalancing tempered an earlier bias toward a flatter Treasury yield curve, since flattening appeared less likely as the fiscal deficit increased and the economy gradually improved. The purchases lengthened duration in the bond portion of the Portfolio, to track market flows as new supplies of Treasuries and residential mortgage-backed securities replaced older, shorter-maturity debt in the marketplace.

During the reporting period, we increased exposure to corporate bonds rated BBB and BB(2) to capitalize on total return opportunities in the corporate-bond universe. In the fall of 2002, we believed that corporate bonds were oversold and anticipated that spreads would tighten relative to Treasuries. Our analysis was based on several emerging trends, including increased emphasis on fiscal discipline and balance-sheet strength, slower new issuance as hiring stalled, longer replacement cycles, broader use of corporate bonds as substitutes for stocks, and higher levels of investable cash. We used various subsectors to increase the Portfolio's weighting in corporate bonds, including real estate investment trusts, or REITs. The portfolio's BBB REIT purchases recovered exposure to commercial real estate that had been lost when we sold commercial mortgage-backed securities.

For a brief period in the summer, we reduced the Portfolio's exposure to residential mortgage-backed securities on concerns about call risk. When interest rates rose in August, however, we reestablished the Portfolio's position using mortgage-backed securities that had 5.5% and 6.0% coupons and were trading at a price slightly above par. These mortgage-backed bonds are on the prepayment cusp, and we expect them to perform well as interest rates rise and prepayments taper off.

We typically keep the duration of the bond portion of the Portfolio close to that of the benchmark. From time to time, however, we tactically repositioned the Portfolio's duration (within a range of 5% shorter or longer than neutral) to take advantage of emerging interest-rate trends. Several of these modest adjustments proved profitable, but lengthening the Portfolio's duration in June detracted from performance when interest rates unexpectedly rose.

Overall, the bond portion of the Portfolio outperformed the Lehman Brothers Aggregate Bond Index by a substantial margin. Among the strategies that helped relative performance were emphasizing credit risk rather than interest-rate risk, accepting exposure to moderate- and lower-quality corporate bonds, using asset-backed securities for high-quality yield and relative value, emphasizing lower-coupon mortgage-backed securities, maintaining a presence in U.S. dollar denominated emerging-market sovereign and industrial credits, and shifting duration tactically throughout the year.

The Portfolio's success among moderate- and lower-rated credits came from broad diversification, favorable risk/reward characteristics, and our avoidance of negative company-specific events. We emphasized infrastructure areas such as telecommunication services, power generators, cable, and environmental services. Many of the Portfolio's lower-rated credits provided strong returns.

LOOKING AHEAD
As we enter 2004, the market seems poised to gain further ground, largely on positive economic news and strong earnings reports. Going forward, we see very few factors that threaten to derail the recent rally in stocks, although we will continue to carefully monitor interest-rate trends and stock valuations.

Recent gross domestic product figures have been encouraging, and we have seen indications that the long-awaited recovery in the job market is beginning to materialize, albeit slowly. If these trends continue, it should prove to be good news for stocks.

We believe that the bond market may also benefit as the economy strengthens. We anticipate tighter spreads, higher interest rates, and lower volatility and have positioned the Portfolio accordingly. We prefer credit risk to interest-rate risk as a source of performance and believe that high-yield bonds may do well in a market that looks favorable for stocks. Even so, we may selectively pare the Portfolio's high-yield exposure in the coming months where we believe valuations may be too high.

Whatever the markets or the economy may bring, the Portfolio will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Gary Goodenough
Christopher Harms
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                 MAINSTAY VP TOTAL RETURN PORTFOLIO ON 1/29/93
             VERSUS S&P 500(R) INDEX, TOTAL RETURN COMPOSITE INDEX,
                         AND THE CONSUMER PRICE INDEX*

[MAINSTAY VP TOTAL RETURN PORTFOLIO LINE CHART]

                                          VP TOTAL RETURN                                                        TOTAL RETURN
                                             PORTFOLIO           S&P 500(R) INDEX     CONSUMER PRICE INDEX     COMPOSITE INDEX
                                          ---------------        ----------------     --------------------     ---------------
1/29/93                                       10000.00               10000.00               10000.00               10000.00
1993                                          11504.00               11007.00               10275.00               10559.00
1994                                          11045.00               11149.00               10549.30               10606.00
1995                                          14174.00               15338.80               10785.60               13730.00
1996                                          15886.30               18857.50               11142.60               15808.00
1997                                          18712.00               25148.00               11332.00               19298.00
1998                                          23789.00               32336.00               11515.00               24467.00
1999                                          27838.00               39139.00               11823.00               29067.00
2000                                          26624.00               35578.00               12223.00               26301.00
2001                                          23778.00               31112.00               12416.00               24000.00
2002                                          19839.00               24244.00               12717.00               20684.00
2003                                          23742.00               31190.00               12955.00               24623.00

One Year: 19.68%    Three Years: -3.75%    Five Years: -0.04%    10 Years: 7.51%
                        Since Inception: 8.23% (1/29/93)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. Performance percentages for Portfolio holdings reflect the total-return performance of the indicated securities or sector holdings for the 12 months ended December 31, 2003, or for the portion of the reporting period such securities or sector holdings were held in the Portfolio, if shorter. Due to purchases and sales, the performance of Portfolio holdings may differ from the performance of the securities or sectors themselves.

2. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio itself.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP VALUE PORTFOLIO

MARKET OVERVIEW
The equity markets enjoyed very strong performance in 2003, in a welcome turnaround from the previous three years. In the first part of the year, the market declined because of geopolitical uncertainty and the possibility of a war in Iraq. At the same time, employment and consumer-sentiment trends began to weaken, and stocks surrendered most of their late-2002 gains. Investors became increasingly concerned that the economy might take another recessionary turn and that growth in corporate profits might not materialize.

In mid-March, however, a number of forces helped turn investor sentiment decidedly positive, and equities posted strong gains throughout the remainder of the year. Investors found relief in the pace and progress of the war in Iraq, interest-rate policy remained accommodative, a tax cut provided fiscal stimulus, most equity valuations were reasonable, and a weakening U.S. dollar provided potential benefits for U.S. exporters and companies traditionally subject to import competition.

The equity rally appeared justified by a solid recovery in the economy and in corporate earnings. Real gross domestic product rose 2.0% in the first quarter of 2003, 3.1% in the second quarter, 8.2% in the third quarter, and according to advance estimates from the Bureau of Economic Analysis, 4.0% in the fourth quarter. Operating earnings for companies in the S&P 500(R) Index* grew 11% in the second quarter of 2003, an estimated 22% in the third quarter, and an estimated 25% in the fourth quarter.(1) In light of equity-market advances, investors must now weigh these positive trends against higher stock valuations, a weaker U.S. dollar (which could put upward pressure on interest rates), and a geopolitical landscape that remains unpredictable.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Value Portfolio (initial class of shares) returned 27.37%. The Portfolio underperformed the 28.50% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. The Portfolio also underperformed the 30.03% return of the Russell 1000(R) Value Index* and the 28.68% return of the S&P 500(R) Index for the 12 months ended December 31, 2003.

STRONG AND WEAK PERFORMERS
Good stock selection within the industrials and materials sectors was a major positive contributor to the Portfolio's performance. Shares of truck manufacturer Navistar International advanced 97.00%(2) as signs of a recovery in the heavy-duty truck market emerged. Investors were attracted to Navistar International's low-end valuation and significant earnings leverage to such a recovery. Shares of electrical-components maker Cooper Industries rose 63.99%, helped by a cyclical recovery in the company's end-markets and by strong free cash flow. Firming aluminum prices drove the shares of Alcoa up 70.93% in 2003.

The Portfolio's holdings in the semiconductor equipment & products industry performed well as demand for microprocessors rebounded while pricing held firm. We took advantage of low valuations in Advanced Micro Devices and Intel. The price of Advanced Micro Devices shares rose 130.65% as optimism surrounding the launch of a new high-performance chip grew. The improving semiconductor cycle also benefited Intel, which saw its stock price rise 89.99% from the beginning of the year through the time we sold the Portfolio's entire position in October. Intel shares had reached our price target.

Also within the technology sector, shares of Apple Computer detracted from the Portfolio's performance. The stock declined from the beginning of the year until we sold the Portfolio's position in mid-April. We were concerned about published reports that Apple Computer was interested in buying a large music company--reports that the company would not refute. Our concern was that a large acquisition outside the company's area of core competence would present considerable downside risk. No deal has yet been announced, and Apple Computer shares have risen since the Portfolio sold its position.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

Within the financials sector, FleetBoston Financial was up 88.13%, helped by an acquisition bid from Bank of America in October. The Portfolio's capital-markets-sensitive holdings rebounded with the rally in the equity markets. Merrill Lynch led the way with a 56.75% gain, Goldman Sachs Group was up 46.30%, and Citigroup rose 41.58%.

The consumer discretionary sector as a whole proved to be the biggest detractor from performance in 2003. Shares of McDonald's suffered from a series of earnings-shortfall announcements and store closings. In February, after we determined that the company's fundamentals had deteriorated, we sold the Portfolio's entire position in the stock. McDonald's shares were down from the beginning of the year through the time of our last sale.

A shifting competitive landscape continues to impact the Portfolio's telecommunication services sector holdings. Rural telecommunications company ALLTEL (-5.78%) and local telecommunications providers Verizon Communications (-5.60%) and SBC Communications (+1.74%) were underperformers. Cash flow remains strong and dividend yields are high for the local incumbent carriers. We have, however, tilted the Portfolio's holdings in this sector to an underweighted position given our view that a new round of competitive pressure is likely to come from cable operators in the form of voice services.

SECTOR WEIGHTINGS
At the end of December 2003, the Portfolio was overweighted relative to the Russell 1000(R) Value Index in the industrials, materials, and energy sectors and underweighted in the consumer discretionary, financials, telecommunication services, and utilities sectors.

LOOKING AHEAD
Improving economic and employment trends continue to be the main drivers of the stock market. Corporate earnings growth has also been steadily improving, but we believe that assumptions about continued good growth may already be embedded in most stock prices. Investors have been willing to give stocks the benefit of the doubt, but continued economic growth and higher employment will need to be maintained if the market is to sustain its current rally well into 2004. Recent economic trends have been very favorable for our investment discipline and have led us to many names that we believe will benefit from increased economic activity. We still find many attractive stocks in the industrials, materials, and energy sectors that we believe may benefit from a stronger industrial economy.

Many companies in the industrials and materials sectors have spent much of the past few years restructuring their manufacturing facilities, reducing their break-even levels, and positioning themselves for what some believe to be an inevitable economic recovery. Companies that took this bold action should experience unprecedented efficiency and profitability once overall demand rebounds. We also have a favorable view of the energy markets and equities that should benefit from the tightening supply of oil and natural gas. Despite the favorable outlook, many stocks in these sectors still command valuations at the lower end of their historical ranges. We have taken meaningful positions in the shares of such companies and believe that they may offer excellent prospects for capital appreciation over the next 12 to 18 months.

We continue to believe that when the mortgage-refinancing boom begins to wane, incremental consumer-spending trends may weaken as a result of stretched consumer balance sheets. For these reasons, the Portfolio is underweighted in many consumer discretionary and consumer-lending stocks. We are also concerned that improved commercial-loan growth could be offset by very low historical net interest margins and low investment yields at many banks, and the Portfolio continues to underweight the commercial banks industry. The Portfolio's weighting in information technology has diminished through 2003, as the sector rallied and many holdings reached our price targets. We will continue to use our disciplined value-investing approach to seize opportunities in quality companies with value-enhancing attributes when they arise.

Whatever the markets or the economy may bring, the Portfolio will continue to seek maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

                            $10,000 INVESTED IN THE
                          MAINSTAY VP VALUE PORTFOLIO
              ON 5/1/95 VERSUS S&P 500(R) INDEX*, RUSSELL 1000(R)
                   VALUE INDEX, AND THE CONSUMER PRICE INDEX*

[MAINSTAY VP VALUE PORTFOLIO LINE GRAPH]

                                                                                     RUSSELL 1000(R) VALUE
                                        VP VALUE PORTFOLIO      S&P 500(R) INDEX             INDEX           CONSUMER PRICE INDEX
                                        ------------------      ----------------     ---------------------   --------------------
5/1/95                                       10000.00               10000.00               10000.00                10000.00
1995                                         11676.00               12179.00               12246.00                10138.00
1996                                         14387.20               14972.90               14896.00                10481.00
1997                                         17680.00               19968.00               20138.00                10659.00
1998                                         16948.00               25675.00               23285.00                10830.00
1999                                         18440.00               31077.00               24996.00                11120.00
2000                                         20817.00               28249.00               26749.00                11502.00
2001                                         20902.00               24897.00               25254.00                11680.00
2002                                         16501.00               19400.00               21334.00                11963.00
2003                                         21017.00               24954.00               27741.00                12187.00

         One Year: 27.37%     Three Years: 0.32%     Five Years: 4.40%
                        Since Inception: 8.94% (5/1/95)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. Source: International Strategy & Investment.

2. Performance percentages for Portfolio holdings reflect the price performance of the indicated securities for the 12 months ended December 31, 2003, or for the portion of the reporting period shares were held in the Portfolio, if shorter. Percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Portfolio holdings may differ from that of the securities themselves.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO(1)

MARKET OVERVIEW
Although the U.S. economy got off to a slow start in 2003, conditions improved significantly over the course of the year. Growth picked up dramatically in the third quarter, partly as a result of low interest rates and tax cuts.

The U.S. stock market staged an impressive rally in 2003 after stumbling in the first quarter. Value-oriented stocks generally outperformed growth shares, while stocks of small- and medium-sized companies advanced more than shares of large companies. Financials, technology, and consumer cyclicals accounted for the majority of the positive return of the S&P 500(R) Index,* but every economic sector in the Index posted gains for the year. In 2003, stocks reversed an extended downward trend, providing the first positive calendar-year returns for major U.S. indices since 1999.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP American Century Income & Growth Portfolio (initial class of shares) returned 28.69%. The Portfolio underperformed the 31.55% return of the average Lipper* Variable Products Multi-Cap Value Portfolio over the same period. The Portfolio slightly outperformed the 28.68% return of the S&P 500(R) Index for the 12 months ended December 31, 2003.

PORTFOLIO POSITIONING
Our risk evaluation and sector weightings are positioned relative to the S&P 500(R) Index, so the same sectors that drove the Index higher--financials, technology, and consumer cyclicals--also helped the Portfolio post a solid absolute return. In terms of relative performance, stock selection worked best in the consumer cyclicals and energy sectors. The Portfolio's value orientation helped during the year, but there were a couple of disappointments. The Portfolio's consumer services and technology stocks gained less than sector-related stocks in the Index. In addition, we held a slightly overweighted position in telecommunication services because the sector offered relatively high dividend yields and low valuations. But telecommunication services stocks lagged, which detracted from the Portfolio's performance.

Taking a closer look, stock selection added the most value in the consumer cyclicals sector. Indeed, the Portfolio's top two stock picks--Ford Motor and Federated Department Stores--were both consumer cyclical issues. These stocks were both purchased at relatively inexpensive valuations, and each was bid up when investors saw improvement in underlying business fundamentals. The Portfolio also held overweighted positions in several homebuilders--Centex, KB HOME, NVR, and Ryland Group. These companies performed relatively well, as demand for housing remained solid. In addition, the Portfolio held an underweighted position in Wal-Mart Stores relative to the Index. That helped because the retailer's stock significantly lagged several other stocks in its industry. On the downside, the Portfolio held an overweighted position in J.C. Penney, whose shares struggled during the year. The Portfolio's solid relative performance in consumer cyclicals was offset by stock selection in the consumer services sector. One of the Portfolio's consumer services holdings, Eastman Kodak, missed its earnings target and cut its dividend, sending its shares lower. Restaurants such as McDonald's, Starbucks, and Yum! Brands outperformed, but the Portfolio did not hold any of these stocks. Although the Portfolio's consumer services stocks posted a positive overall return, they advanced less than the benchmark.

Energy stocks also posted solid returns, as oil prices remained stubbornly high. Two of the Portfolio's refining stocks, Marathon Oil and Sunoco, outperformed their peers, which helped strengthen the Portfolio's performance relative to the benchmark. Overweighted positions in ChevronTexaco and Occidental Petroleum also helped the Portfolio's performance.

Technology stocks rallied more than any other sector, as business spending returned after a long hiatus. The Portfolio's technology holdings posted solid absolute returns but slightly lagged the Index, largely because we

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

entirely avoided or underweighted some of the biggest gainers in technology, such as eBay, Yahoo!, Cisco Systems, EMC, Motorola, Corning, and Lucent Technologies. Even after plummeting for the last three years, these stocks appeared much too expensive for our investment process. Nevertheless, investors flocked back to these names in 2003, pushing them to large gains.

LOOKING AHEAD
Add it all up, and the Portfolio basically matched the performance of its benchmark in 2003. Going forward, we will continue to apply our investment process to select attractively valued stocks.

Whatever the market or the economy may bring, the Portfolio will continue to seek dividend growth, current income, and capital appreciation.

Kurt Borgwardt
Vivienne Hsu
John Schniedwind
Portfolio Managers
American Century Investment Management, Inc.

                            $10,000 INVESTED IN THE
             MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                     ON 5/1/98 VERSUS S&P 500(R) INDEX AND
                           THE CONSUMER PRICE INDEX*

[LINE CHART]

                                                   VP AMERICAN CENTURY
                                                INCOME & GROWTH PORFOLIO        S&P 500(R) INDEX          CONSUMER PRICE INDEX
                                                ------------------------        ----------------          --------------------
5/1/98                                                  10000.00                    10000.00                    10000.00
1998                                                    10960.00                    11171.00                    10084.00
1999                                                    12888.00                    13521.00                    10388.00
2000                                                    11505.00                    12291.00                    10739.00
2001                                                    10527.00                    10832.00                    10917.00
2002                                                     8472.00                     8439.00                    11195.00
2003                                                    10903.00                    10857.00                    11406.00

        One Year: 28.69%     Three Years: -1.78%     Five Years: -0.10%
                        Since Inception: 1.54% (5/1/98)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. The MainStay VP American Century Income & Growth Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. American Century Investment Management, Inc., serves as Sub-Adviser to this Portfolio.

The stocks mentioned may or may not be current portfolio holdings and their mention is not intended to serve as investment advice.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO(1)

MARKET OVERVIEW
After three consecutive years of negative returns, U.S. equities staged a significant rebound in 2003. The S&P 500(R) Index* returned 28.68%, the Dow Jones Industrial Average* returned 28.28% and the Nasdaq(R) Composite Index* advanced 50.01% over the course of the year.

Investors were pleased by the tax stimulus and the Federal Reserve's accommodative monetary policy but angered by the mutual-fund scandal and the air of mistrust surrounding the financial services industry. The dollar declined more than 16% against the euro and raised the real concern of inflation and more expensive imported goods. Throughout the year, the markets were also influenced by geopolitical turmoil related to the conflict in Iraq. The war began on March 20, major combat operations were concluded on May 1, and Saddam Hussein surrendered on December 12, 2003.

In the United States, the housing market and consumer spending both remained robust throughout the year, while the Federal Reserve maintained an accommodative and watchful monetary policy. Despite several significant challenges to investor confidence during 2003, the U.S. equity markets proved to be "the little engine that could." Early in the fourth quarter, corporate profit margins and free cash flow were at record highs. By year-end, anticipation of a stronger job market was mounting as companies geared up for order demand in 2004.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Dreyfus Large Company Value Portfolio (initial class of shares) returned 27.95%. The Portfolio underperformed the 28.50% return of the average Lipper* Variable Products Large Cap Value Portfolio over the same period. The Portfolio also underperformed the 31.79% return of the S&P 500/Barra Value(R) Index* for the 12 months ended December 31, 2003.

PORTFOLIO POSITIONING
During the months of April and May, the Portfolio weighting in economically sensitive stocks was increased. The shift to cyclical stocks was based on the belief that these issues were inexpensive relative to their normalized earnings power and might experience strong operating leverage as the economy strengthened. New positions added to the Portfolio during this period included Deere, Corning, Eaton, and Viacom. Existing holdings in Automatic Data Processing, Goldman Sachs Group, Morgan Stanley, Koninklijke Philips Electronics, and Intel were increased during this period. The Portfolio's performance improved significantly following these actions.

STRONG AND WEAK PERFORMERS
The best-performing stocks during the reporting period were Citigroup, Deere, Intel, McDonald's, and Koninklijke Philips Electronics. The Portfolio continues to hold all of these positions. Citigroup is a global leader in a broad range of financial services and has benefited from the rebound in capital-markets activity. The strong performance of Deere, a leading manufacturer of agricultural and construction equipment, reflects a pickup in orders that was driven by the recovering global economy. The stock price of leading microchip manufacturer Intel rebounded strongly during the first half of 2003, as investors looked forward to improvements in the economy. McDonald's operates a global chain of fast-food operations. Its restructuring continues to bear fruit and has reinvigorated the company's domestic sales growth. Koninklijke Philips Electronics is a diversified global consumer electronics firm. The stock price rose more than 50% in 2003, primarily because of strength in semiconductor and consumer-electronics equipment. The company's stock was also helped by the weakening dollar.

The Portfolio's five worst-performing securities were Nokia, AT&T, American International Group, Schering-Plough, and SBC Communications. The positions in AT&T and Schering-Plough were liquidated on concerns that the companies' earnings power would continue to erode. The position in Nokia was

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

increased, and the Portfolio continues to hold the positions in American International Group and SBC Communications.

SIGNIFICANT PURCHASES AND SALES
Purchases made during the first half included Corning, Deere, and Eaton. Corning is a diversified manufacturer with products ranging from liquid crystal displays to optical fiber used by telecommunication services providers. The stock was purchased in the spring based on attractive valuation and strength in the company's liquid crystal display business. Deere manufactures agricultural and construction equipment and has benefited from the strengthening economy. Eaton manufactures a range of industrial products, including hydraulic products, engine components, and electrical control equipment. The stock is attractively valued relative to the company's normalized earnings power, and Eaton should experience strong operating leverage during an economic recovery.

In the first half of 2003, the Portfolio sold positions in Freddie Mac, McGraw-Hill, and Mylan Laboratories. Freddie Mac was sold because of concerns about the complexity of the company's interest-rate hedging strategies. McGraw-Hill, an information services provider, and Mylan Laboratories, a generic-drug manufacturer, were both sold because their stocks reached high valuation levels.

WEIGHTING CHANGES
The S&P 500/Barra Value(R) Index is the benchmark for the Portfolio. During 2003, the Portfolio increased exposure in the capital goods and technology sectors and reduced exposure in the health care and consumer nondurable sectors. The increased weighting in the capital goods sector occurred primarily in the months of April and May, when positions in Corning, Deere, Eaton, and Xerox were established. These names were added because they demonstrated attractive normalized valuations in the face of an improving economy. The increased weighting in the technology sector was the result of increasing the position in Intel in April and adding Automatic Data Processing to the Portfolio in the spring. The logic for these additions was similar to that used in the capital goods sector, since these stocks were attractively valued based on their normalized earnings power.

The reduction in the Portfolio's health care weighting reflected the liquidation of positions in Schering-Plough, Mylan Laboratories, and Guidant. Schering-Plough was sold because of deteriorating fundamentals and weakening earnings power. High valuations precipitated the sales of Mylan Laboratories and Guidant. The Portfolio's positions in Coca-Cola and Gillette were sold based on valuation, and the sales reduced the Portfolio's weighting among consumer nondurables.

At the end of the reporting period, the Portfolio was significantly overweighted relative to the S&P 500/ Barra Value(R) Index in capital goods, technology, and health care and significantly underweighted in financial services and utilities. The Portfolio was overweighted in capital goods to participate in an economic recovery and overweighted in health care to reflect strong value identified in the pharmaceuticals industry through holdings in Pfizer and Johnson & Johnson.

Although the financial services sector was underweighted relative to the S&P 500/Barra Value(R) Index, at 32% of net assets, financial services holdings represented the largest absolute sector weighting in the Portfolio at year-end. The Portfolio was underweighted in the utilities sector based on tepid valuations in the electric utilities segment and concerns that interest rates might rise during the next 12 months. Historically, rising interest rates have tended to have a negative impact on the performance of utility stocks.

LOOKING AHEAD
The Portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum, and likely catalysts that could ignite the stock price.

As of year-end 2003, the Portfolio benefited from higher levels of economic growth. During the first half of 2003, the Portfolio made a number of purchases that appeared likely to benefit from stronger economic activity. These additions are in keeping with the Portfolio's strategy of investing in large, value-oriented companies that, in our opinion, have a catalyst in place to generate capital appreciation. For a growing number of companies, that catalyst currently is an improving economy and its potentially positive impact on profitability.

Valerie J. Sill
Portfolio Manager
The Dreyfus Corporation

                            $10,000 INVESTED IN THE
               MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO
                 ON 5/1/98 VERSUS S&P 500/BARRA VALUE(R) INDEX
                         AND THE CONSUMER PRICE INDEX*

[LINE CHART]

                                                VP DREYFUS LARGE COMPANY     S&P 500/BARRA VALUE(R)
                                                     VALUE PORTFOLIO                  INDEX               CONSUMER PRICE INDEX
                                                ------------------------     ----------------------       --------------------
5/1/98                                                    10000                       10000                       10000
1998                                                      10283                       10160                       10084
1999                                                      10975                       11452                       10388
2000                                                      11698                       12149                       10739
2001                                                      11171                       10726                       10917
2002                                                       8618                        8490                       11195
2003                                                      11026                       11188                       11406

         One Year: 27.95%     Three Years: -1.95%     Five Years: 1.40%
                        Since Inception: 1.74% (5/1/98)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. The MainStay VP Dreyfus Large Company Value Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. The Dreyfus Corporation serves as Sub-Adviser to this Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

     * Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO(1)

MARKET OVERVIEW
In 2003, the U.S. economy began to show signs of a rebound. As the year progressed, it appeared that monetary and fiscal stimuli were setting the stage for a sustainable recovery. In May, the president signed major tax cuts into law. In June, the Federal Open Market Committee lowered the targeted federal funds rate to 1.0%, its lowest rate in history.

Reduced borrowing costs allowed corporations to spend money on capital equipment and new projects. The dollar continued to weaken, and economies outside the United States began to recover. U.S. multinational companies that generate revenues and profits overseas received a near-term competitive advantage from the currency translation.

Increased government spending also aided the recovery, pumping more money into the economy. Tax cuts and an improving employment picture helped maintain consumer spending over the course of the year, which, in turn, helped fuel the recovery. On the corporate level, increased productivity led to profit growth.

PORTFOLIO REVIEW
For the 12 months ended December 31, 2003, MainStay VP Eagle Asset Management Growth Equity Portfolio (initial class of shares) returned 28.05%. The Portfolio outperformed the 26.43% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. The Portfolio underperformed the 29.75% return of the Russell 1000(R) Growth Index* and the 28.68% return of the S&P 500(R) Index* for the 12 months ended December 31, 2003.

Most of the underperformance came in the second quarter, when the Portfolio was positioned defensively while we waited for convincing signs that the long-anticipated economic recovery had begun. As the year progressed and the evidence mounted, the Portfolio's performance relative to its benchmark improved. Over the course of the year, we repositioned the Portfolio to capitalize on a strengthening economy.

The Portfolio benefited from good security selection in the media and diversified financials industry groups, overweighted positions in diversified financials and semiconductors & semiconductor equipment, and an underweighted position in the food, beverage & tobacco industry group. Poor security selection detracted from the Portfolio's performance in the pharmaceuticals & biotechnology industry group in particular and to a lesser degree in the capital goods and the software & services industry groups.

PORTFOLIO MANAGEMENT DECISIONS
A few of the key contributors to the Portfolio's strong showing in the diversified financials industry group were Lehman Brothers Holdings and Goldman Sachs Group. While there is some concern about the potential earnings power of such companies in a rising interest-rate environment, we believe that both of these companies will continue to perform well as the economy strengthens and activity in the capital markets continues to improve. Although not quite as impressive, Citigroup was also a strong performer in 2003, and the stock remains attractive to us because of the company's product breadth and impressive geographic footprint.

Some of the Portfolio's stronger-performing media holdings included Lamar Advertising, Univision Communications, and Walt Disney, all of which were big beneficiaries of the improved advertising environment.

As the year progressed, information technology companies began to beat earnings expectations because of improved sales and better margins. To capitalize on this trend, we added to the Portfolio's exposure in the semiconductors & semiconductor equipment industry group during the year with holdings such as Agilent Technologies, Lam Research, and Fairchild Semiconductor International. We also sold holdings in some

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

slower-growing companies, such as Texas Instruments. The newly added companies were all positive contributors to the Portfolio's performance for 2003, as were existing holdings such as Intel and Taiwan Semiconductor manufacturing. One significant disappointment in the semiconductors & semiconductor equipment industry group, however, was LSI Logic, which suffered from poor execution and missed earnings expectations.

The Portfolio was hit particularly hard by poor showings in pharmaceutical & biotechnology holdings MedImmune, Johnson & Johnson, and Merck. Many of the larger pharmaceutical companies such as Merck and Johnson & Johnson suffered from concerns about product pipelines and from uncertainty surrounding the Medicare prescription-drug bill. MedImmune suffered because sales of its nasally inhaled FluMist flu vaccine fell far short of expectations. Now that Congress has enacted Medicare drug-reimbursement legislation and has removed much of the uncertainty, large pharmaceutical companies are trading at compelling valuations on an historic basis. We believe this industry group shows strong promise in 2004.

Capital goods was another area in which the Portfolio's relative performance lagged. The Portfolio was negatively impacted by an underweighted position in strong-performing giant General Electric and by poor results from Lockheed Martin, SPX, and Raytheon. A disappointing performance by Intuit hurt the Portfolio's results in the software & services industry group.

WEIGHTING CHANGES
During the year, we tried to add exposure to stocks and industries that we believed were well positioned to benefit from a recovering economy. We also sold holdings that might not grow as fast in such an environ-ment. The most significant Portfolio moves in 2003 included decreasing the consumer staples sector weightings in industry groups such as food, beverage & tobacco and food & staples retailing while adding to the consumer discretionary sector weightings in industries such as media and hotels, restaurants & leisure. We also brought the Portfolio's financial sector position in line with the benchmark while overweighting the information technology sector, particularly in the semiconductors & semiconductor equipment industry group.

LOOKING AHEAD
U.S. economic fundamentals are improving and we believe that the stimulus from tax cuts, from increased government spending, and from low interest rates may continue to strengthen corporate growth. The majority of companies in which the Portfolio invests have a unique combination of operating leverage and capital-spending discipline. We believe this combination will enable the companies to produce strong earnings growth in 2004.

We will continue to position the Portfolio with a bias toward industries in the information technology and consumer discretionary sectors that we believe are well positioned to capitalize on an improving economic environment. Whatever the markets or the economy may bring, the Portfolio will continue to seek growth through long-term capital appreciation.

Ashi Parikh
Portfolio Manager
Eagle Asset Management, Inc.

                            $10,000 INVESTED IN THE
           MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
        ON 5/1/98 VERSUS S&P 500(R) INDEX, RUSSELL 1000(R) GROWTH INDEX,
                         AND THE CONSUMER PRICE INDEX*

[LINE CHART]

                                           VP EAGLE ASSET
                                         MANAGEMENT GROWTH                                                     RUSSELL 1000(R)
                                          EQUITY PORTFOLIO       S&P 500(R) INDEX     CONSUMER PRICE INDEX       GROWTH INDEX
                                         -----------------       ----------------     --------------------     ---------------
5/1/98                                         10000                  10000                  10000                  10000
1998                                           11785                  11171                  10084                  11881
1999                                           19504                  13521                  10388                  15821
2000                                           17560                  12291                  10739                  12273
2001                                           14653                  10832                  10917                   9766
2002                                           10520                   8439                  11195                   7043
2003                                           13471                  10857                  11406                   9138

         One Year: 28.05%     Three Years: -8.46%     Five Years: 2.71%
                        Since Inception: 5.39% (5/1/98)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. The MainStay VP Eagle Asset Management Growth Equity Portfolio is a Portfolio of the MainStay VP Series Fund, Inc. Eagle Asset Management, Inc., serves as Sub-Adviser to this Portfolio.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO(1)

MARKET OVERVIEW
During 2003, the stock market rebounded strongly from the lows reached during the recent three-year bear market. Most equity indices saw sharp gains, with returns for the year greater than 25%. Smaller and more-speculative stocks generally outperformed larger companies, a trend that was reflected in the performance of the Portfolio's principal benchmark, the Russell 2000(R) Growth Index.*

The Dow Jones Industrial Average* rose 28.28% during the year, and the S&P 500(R) Index* returned 28.68% over the same period. In contrast, the Russell 2000(R) Index,* which tracks smaller-capitalization companies, returned 47.25%, and the technology-laden Nasdaq(R) Composite Index* rose 50.01%.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2003, MainStay VP Lord Abbett Developing Growth Portfolio (initial class of shares) returned 38.49%. The Portfolio underperformed the 41.73% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. The Portfolio outperformed the 28.68% return of the S&P 500(R) Index but underperformed the 48.54% return of the Russell 2000(R) Growth Index for the 12 months ended December 31, 2003.

During 2003, the strongest gains came from smaller, more-speculative companies. Within the Russell 2000(R) Growth Index, companies with capitalizations under $500 million returned 63%, while companies without any earnings returned an aggregate gain of nearly 72%. This was perhaps the most significant factor influencing the Portfolio's relative performance in 2003.

The Portfolio's investment process focuses on profitable, growing companies, which we believe offer valuable long-term investment potential. As of December 31, 2003, less than 10% of the Portfolio was invested in companies that were not generating profits, based on trailing 12-month earnings, compared with 28% of the holdings of the Russell 2000(R) Growth Index. Given the stark divergence in performance of profitable and unprofitable companies in 2003, our investment focus clearly affected performance relative to the Portfolio's benchmark and its peer group.

SECTOR WEIGHTINGS AND WEIGHTING CHANGES
As the year progressed, we reduced the Portfolio's exposure to more-conservative growth stocks and increased its exposure to more-cyclical holdings. We substantially reduced the Portfolio's weighting in the consumer discretionary sector, from 22.4% of net assets to 13.9%. We also reduced the Portfolio's health care sector weighting from 26.2% to 20.8%. Although these sectors had provided good returns for the Portfolio, in part because of price appreciation, going forward, we expect these areas to have lower returns than other equity sectors. During 2003, we substantially increased the Portfolio's weighting in the information technology sector, from 21.1% of net assets to 35.5%. We believe that information technology companies should continue to benefit from an expanding economy.

The Portfolio's most significantly overweighted positions relative to the Russell 2000(R) Growth Index were in the industrials and information technology sectors. In the industrials sector, the Portfolio focused the bulk of its attention on companies in the commercial services & supplies industry. We believe that this industry is leveraged to take advantage of a cyclical economic recovery and an expected increase in capital goods investment. Within the information technology sector, the Portfolio's most significantly overweighted position was in the software industry.

The Portfolio's most significantly underweighted position relative to the Russell 2000(R) Growth Index continued to be in the financials sector. While we have added to certain economically sensitive financial positions, we do not believe that the interest-rate environment will be particularly beneficial for financial stocks in the foreseeable future.

------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

LOOKING AHEAD
We do not expect gains in 2004 to rival those of 2003, but we believe that market strength may continue. Many stocks participated in the market rally of 2003, with the market experiencing some of the best advance-decline statistics in the past 50 years. As of year-end, economic expansion was continuing while interest rates remained relatively stable. Although past performance is no guarantee of future results, 2004 is a presidential election year, and in the past, election years have tended to provide a cyclical boost to equity markets.

Whatever the markets or the economy may bring, the Portfolio will continue to seek long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

F. Thomas O'Halloran
Partner, Portfolio Manager
Lord, Abbett & Co. LLC

                            $10,000 INVESTED IN THE
              MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO
        ON 5/1/98 VERSUS S&P 500(R) INDEX, RUSSELL 2000(R) GROWTH INDEX,
                         AND THE CONSUMER PRICE INDEX*
[LINE CHART]

                                           VP LORD ABBETT
                                         DEVELOPING GROWTH                                                     RUSSELL 2000(R)
                                             PORTFOLIO           S&P 500(R) INDEX     CONSUMER PRICE INDEX       GROWTH INDEX
                                         -----------------       ----------------     --------------------     ---------------
5/1/98                                         10000                  10000                  10000                  10000
1998                                            9210                  11171                  10084                   8993
1999                                           12175                  13522                  10388                  12868
2000                                            9852                  12291                  10739                   9982
2001                                            9129                  10830                  10917                   9061
2002                                            6484                   8437                  11195                   6319
2003                                            8979                  10857                  11406                   9386

        One Year: 38.49%     Three Years: -3.05%     Five Years: -0.51%
                        Since Inception: -1.88% (5/1/98)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for your policy to see returns reflective of these charges. For more-current performance, please contact the Service Center provided in your prospectus.

1. MainStay VP Lord Abbett Developing Growth Portfolio is a Portfolio of MainStay VP Series Fund, Inc. Lord, Abbett & Co. LLC serves as Sub-Adviser to this Portfolio.

The views of the Lord, Abbett & Co. LLC, the Portfolio's subadviser, and the Portfolio's holdings described in this report are as of December 31, 2003; these views and holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's prospectus.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 through M-4 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

MAINSTAY VP SERIES FUND, INC. -- DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 INTERESTED DIRECTORS*
-----------------------------------------------------------------------------------------------------------------------
 GARY E. WENDLANDT         Chairman and Chief  Chief Executive Officer, Chairman        42                  None
 10/8/50                   Executive Officer   and Manager, New York Life
                           since 2002 and      Investment Management LLC (including
                           Director since      predecessor advisory organizations)
                           2001                and New York Life Investment
                                               Management Holdings LLC; Executive
                                               Vice President, New York Life
                                               Insurance Company; Executive Vice
                                               President and Manager, NYLIFE LLC;
                                               Manager, NYLIFE Distributors LLC;
                                               Chairman, McMorgan & Company LLC;
                                               Manager, MacKay Shields LLC;
                                               Executive Vice President, New York
                                               Life Insurance and Annuity
                                               Corporation; Chairman and Trustee,
                                               The MainStay Funds (23 portfolios);
                                               Executive Vice President and Chief
                                               Investment Officer, MassMutual Life
                                               Insurance Company (1993 to 1999).
-----------------------------------------------------------------------------------------------------------------------

 ANNE F. POLLACK           President since     Senior Vice President and Chief          19                  None
 11/7/55                   1990 and Director   Investment Officer, New York Life
                           since 1989          Insurance Company; Senior Vice
                                               President, Chief Investment Officer
                                               and Manager, NYLIFE LLC; Senior Vice
                                               President and Director, New York
                                               Life Insurance and Annuity
                                               Corporation and NYLIFE Insurance
                                               Company of Arizona; Senior Vice
                                               President, Chief Investment Officer
                                               and Manager, New York Life
                                               International, LLC; Director, NYLIFE
                                               Securities Inc.
-----------------------------------------------------------------------------------------------------------------------

 ROBERT D. ROCK            Vice President      Senior Vice President, New York Life     19                  None
 12/16/54                  since 1985 and      Insurance Company; Senior Vice
                           Director since      President, Chief Investment Officer
                           1984                and Director, New York Life
                                               Insurance and Annuity Corporation
                                               and NYLIFE Insurance Company of
                                               Arizona; Senior Vice President and
                                               Manager, NYLIFE Distributors LLC;
                                               Senior Vice President, NYLIFE
                                               Securities Inc.
-----------------------------------------------------------------------------------------------------------------------

* Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

                                                   MAINSTAY VP SERIES FUND, INC.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 MICHAEL J. DRABB          Director since      Retired. Executive Vice President,       19           Director, MONY
 10/4/33                   1994                O'Brien Asset Management (1993 to                     Series Fund (7
                                               1999).                                                portfolios), Inc.;
                                                                                                     Director, New York
                                                                                                     Life Settlement
                                                                                                     Corporation.
-----------------------------------------------------------------------------------------------------------------------
 JILL FEINBERG             Director since      President, Jill Feinberg & Company,      19           Director, New York
 4/14/54                   1995                Inc. (special events and meeting                      Life Settlement
                                               planning firm).                                       Corporation
-----------------------------------------------------------------------------------------------------------------------

 DANIEL HERRICK            Director since      Retired. Treasurer and Executive         19                  None
 12/1/20                   1983                Officer, National Gallery of Art
                                               (1985 to 1995).
-----------------------------------------------------------------------------------------------------------------------

 ROMAN L. WEIL             Director since      V. Duane Rath Professor of               19                  None
 5/22/40                   1994                Accounting, Graduate School of
                                               Business, University of Chicago;
                                               President, Roman L. Weil Associates,
                                               Inc. (consulting firm).
-----------------------------------------------------------------------------------------------------------------------

 JOHN A. WEISSER , JR.     Director since      Retired. Managing Director of            19                  None
 10/22/41                  1997                Salomon Brothers, Inc. (1981 to
                                               1995).
-----------------------------------------------------------------------------------------------------------------------
 OFFICERS WHO ARE NOT
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 THEODORE A. MATHAS        Executive Vice      Executive Vice President and Co-Head    N/A                  None
 4/4/67                    President since     of Life & Annuity (as of January 1,
                           2002                2004) and Senior Vice President and
                                               Chief Operating Officer for Life &
                                               Annuity (1998 to December 2003), New
                                               York Life Insurance Company;
                                               Executive Vice President and
                                               Director, New York Life Insurance
                                               and Annuity Corporation and NYLIFE
                                               Insurance Company of Arizona;
                                               Director, NYLIFE Securities Inc.
-----------------------------------------------------------------------------------------------------------------------
 PATRICK J. FARRELL        Treasurer, Chief    Managing Director, New York Life        N/A                  None
 9/27/59                   Financial and       Investment Management LLC (including
                           Accounting Officer  predecessor advisory organizations);
                           since 2001          Vice President, Treasurer, Chief
                                               Financial and Accounting Officer,
                                               The MainStay Funds; Treasurer, Chief
                                               Financial and Accounting Officer,
                                               Eclipse Funds Inc. and Eclipse
                                               Funds; Chief Financial Officer and
                                               Assistant Treasurer, McMorgan Funds.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

 ROBERT A. ANSELMI         Secretary since     Senior Managing Director, General       N/A                  None
 10/19/46                  2001                Counsel and Secretary, New York Life
                                               Investment Management LLC (including
                                               predecessor advisory organizations);
                                               Secretary, New York Life Investment
                                               Management Holdings LLC; Senior Vice
                                               President, New York Life Insurance
                                               Company; Vice President and
                                               Secretary, McMorgan & Company LLC;
                                               Secretary, NYLIFE Distributors LLC;
                                               Secretary, The MainStay Funds,
                                               Eclipse Funds Inc. and Eclipse
                                               Funds; Managing Director and Senior
                                               Counsel, Lehman Brothers Inc.,
                                               (October 1998 to December 1999);
                                               General Counsel and Managing
                                               Director, JP Morgan Investment
                                               Management Inc. (1986 to September
                                               1998).
-----------------------------------------------------------------------------------------------------------------------

 RICHARD W. ZUCCARO        Tax Vice President  Vice President, New York Life           N/A                  None
 12/12/49                  since 1991          Insurance Company; Vice President,
                                               New York Life Insurance and Annuity
                                               Corporation, NYLIFE Insurance
                                               Company of Arizona, NYLIFE LLC,
                                               NYLIFE Securities Inc. and NYLIFE
                                               Distributors LLC; Tax Vice
                                               President, New York Life
                                               International, LLC; Tax Vice
                                               President, Eclipse Funds, Eclipse
                                               Funds Inc. and The MainStay Funds.
-----------------------------------------------------------------------------------------------------------------------

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                     Gary E. Wendlandt, Chairman,
                       Chief Executive Officer and Director
                     Anne F. Pollack, President and Director
                     Michael J. Drabb, Director
                     Jill Feinberg, Director
                     Daniel Herrick, Director
                     Robert D. Rock, Director and Vice President
                     Roman L. Weil, Director
                     John A. Weisser, Jr., Director
                     Theodore A. Mathas, Executive Vice President
                     Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                     Robert A. Anselmi, Secretary
                     Richard W. Zuccaro, Tax Vice President
                               INVESTMENT ADVISER
                     New York Life Investment Management LLC
                                  SUB-ADVISERS
                     MacKay Shields LLC**
                     American Century Investment Management, Inc.
                     The Dreyfus Corporation
                     Eagle Asset Management, Inc.
                     Lord, Abbett & Co. LLC
                                 ADMINISTRATOR
                     New York Life Investment Management LLC
                                  DISTRIBUTOR
                     NYLIFE Distributors LLC
                                   CUSTODIANS
                     The Bank of New York
                     JP Morgan Chase & Co.
                            INDEPENDENT ACCOUNTANTS
                     PricewaterhouseCoopers LLP
                                 LEGAL COUNSEL
                     Dechert LLP

 * As of December 31, 2003.

** An affiliate of New York Life Investment Management LLC.

Some Portfolios may not be available in all products.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

LONG-TERM BONDS (96.7%)+
CORPORATE BONDS (36.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AEROSPACE & DEFENSE (0.4%)
General Dynamics Corp.
 3.00%, due 5/15/08..............  $ 2,000,000   $  1,952,730
                                                 ------------

AUTOMOBILES (2.7%)
DaimlerChrysler North America
 Holdings, Inc.
 7.20%, due 9/1/09...............    5,000,000      5,583,880
 8.00%, due 6/15/10..............    1,000,000      1,145,229
Ford Motor Co.
 6.63%, due 2/15/28..............    5,000,000      4,603,380
General Motors Corp.
 8.38%, due 7/15/33..............    2,000,000      2,321,626
                                                 ------------
                                                   13,654,115
                                                 ------------
BEVERAGES (0.8%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22...............    3,000,000      3,883,314
                                                 ------------
CAPITAL MARKETS (1.7%)
FPL Group Capital, Inc.
 3.25%, due 4/11/06..............    2,000,000      2,034,934
Goldman Sachs Group, Inc. (The)
 5.25%, due 10/15/13.............    1,000,000      1,009,604
 5.70%, due 9/1/12...............    1,000,000      1,050,952
J.P. Morgan Chase & Co.
 6.63%, due 3/15/12..............    2,000,000      2,234,222
Morgan Stanley Dean Witter & Co.
 6.75%, due 4/15/11..............    2,000,000      2,262,840
                                                 ------------
                                                    8,592,552
                                                 ------------
COMMERCIAL BANKS (3.5%)
Bank of America Corp.
 5.25%, due 12/1/15..............    3,000,000      2,992,452
 7.80%, due 2/15/10..............    2,000,000      2,378,404
Bank One Corp.
 4.13%, due 9/1/07...............    2,000,000      2,065,448
Deutsche Bank Financial LLC
 5.38%, due 3/2/15...............    2,000,000      2,028,944
First Chicago NBD Corp.
 6.13%, due 2/15/06..............    1,750,000      1,879,113
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      5,453,805
National City Corp.
 3.20%, due 4/1/08...............    1,000,000        987,470
                                                 ------------
                                                   17,785,636
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CONSUMER FINANCE (3.4%)
Aristar, Inc.
 6.88%, due 5/15/11..............  $ 3,500,000   $  4,018,277
American General Finance Corp.
 Series G
 5.38%, due 9/1/09...............    3,000,000      3,203,367
Capital One Bank
 Series BNKT
 6.88%, due 2/1/06...............    1,000,000      1,081,798
Ford Motor Credit Co.
 6.25%, due 2/16/06..............    1,000,000      1,034,205
General Motors Acceptance Corp.
 6.85%, due 6/17/04..............    3,000,000      3,070,671
Household Finance Corp.
 4.75%, due 7/15/13..............    2,500,000      2,431,484
MBNA America Bank
 5.38%, due 1/15/08..............    2,000,000      2,126,500
                                                 ------------
                                                   16,966,302
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (4.7%)
Associates Corp. of North America
 6.95%, due 11/1/18..............    5,000,000      5,745,970
Boeing Capital Corp.
 5.75%, due 2/15/07..............    3,000,000      3,240,003
CIT Group, Inc.
 7.13%, due 10/15/04.............    2,000,000      2,086,142
 7.75%, due 4/2/12...............    2,000,000      2,362,880
Mellon Funding Corp.
 6.40%, due 5/14/11..............    1,125,000      1,261,900
National Rural Utilities
 Cooperative Finance Corp.
 3.88%, due 2/15/08..............    5,000,000      5,062,885
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    4,000,000      4,583,804
                                                 ------------
                                                   24,343,584
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
AT&T Corp.
 6.00%, due 3/15/09..............      925,000        996,959
Bell Atlantic Pennsylvania, Inc.
 8.35%, due 12/15/30.............    1,500,000      1,871,126
Sprint Capital Corp.
 6.90%, due 5/1/19...............    1,000,000      1,021,539
 7.13%, due 1/30/06..............    1,000,000      1,081,868
 8.38%, due 3/15/12..............    1,000,000      1,167,800
Verizon New England, Inc.
 6.50%, due 9/15/11..............    5,000,000      5,509,460
WorldCom, Inc.--WorldCom Group
 6.50%, due 5/15/04 (a)..........    5,000,000      1,675,000
                                                 ------------
                                                   13,323,752
                                                 ------------
ELECTRIC UTILITIES (3.4%)
CenterPoint Energy Houston
 Electric LLC
 5.75%, due 1/15/14 (b)..........    2,000,000      2,088,264

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
ELECTRIC UTILITIES (Continued)
Cleveland Electric Illuminating
 Co.
 5.65%, due 12/15/13 (b).........  $ 3,000,000   $  2,952,873
Commonwealth Edison Co.
 Series 98
 6.15%, due 3/15/12..............    4,775,000      5,209,659
DTE Energy Co.
 6.45%, due 6/1/06...............    1,000,000      1,080,940
Pepco Holdings, Inc.
 3.75%, due 2/15/06..............    1,000,000      1,018,813
Progress Energy, Inc.
 6.50%, due 7/15/12..............    2,000,000      2,213,540
 6.13%, due 9/15/33..............    2,000,000      2,055,596
Public Service Co. of New Mexico
 4.40%, due 9/15/08..............      500,000        506,318
                                                 ------------
                                                   17,126,003
                                                 ------------
FOOD & STAPLES RETAILING (1.6%)
Delhaize America, Inc.
 7.38%, due 4/15/06..............    2,500,000      2,687,500
Safeway, Inc.
 4.80%, due 7/16/07..............    2,000,000      2,075,864
SUPERVALU, Inc.
 7.50%, due 5/15/12..............    3,000,000      3,407,859
                                                 ------------
                                                    8,171,223
                                                 ------------
FOOD PRODUCTS (1.1%)
Kellogg Co.
 Series B
 6.60%, due 4/1/11...............    2,000,000      2,241,384
Unilever Capital Corp.
 7.13%, due 11/1/10..............    3,000,000      3,487,806
                                                 ------------
                                                    5,729,190
                                                 ------------
INSURANCE (0.6%)
Berkshire Hathaway, Inc.
 4.63%, due 10/15/13 (b).........    2,000,000      1,966,410
MetLife, Inc.
 5.38%, due 12/15/12.............    1,000,000      1,029,708
                                                 ------------
                                                    2,996,118
                                                 ------------
MEDIA (2.0%)
CSC Holdings, Inc.
 7.25%, due 7/15/08..............    1,500,000      1,560,000
TCI Communications, Inc.
 7.13%, due 2/15/28..............    3,305,000      3,584,230
Time Warner, Inc.
 6.63%, due 5/15/29..............    2,500,000      2,569,200
Walt Disney Co. (The)
 Series B
 6.75%, due 3/30/06..............    2,000,000      2,175,292
                                                 ------------
                                                    9,888,722
                                                 ------------
MULTILINE RETAIL (0.5%)
Target Corp.
 7.50%, due 8/15/10..............    2,025,000      2,401,312
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
Consolidated Edison Co. of New
 York
 5.88%, due 4/1/33...............  $ 1,000,000   $  1,013,225
Consumers Energy Co.
 6.00%, due 2/15/14 (b)..........    1,000,000      1,042,042
Public Service Co. of Colorado
 Series 15
 5.50%, due 4/4/14...............    2,000,000      2,079,520
Union Electric Co.
 5.25%, due 9/1/12...............    3,500,000      3,607,727
                                                 ------------
                                                    7,742,514
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Weyerhaeuser Co.
 7.38%, due 3/15/32..............    1,500,000      1,630,953
                                                 ------------

PHARMACEUTICALS (1.5%)
Abbott Laboratories
 5.63%, due 7/1/06...............    3,000,000      3,235,914
Wyeth
 6.50%, due 2/1/34...............    4,000,000      4,090,116
                                                 ------------
                                                    7,326,030
                                                 ------------
REAL ESTATE (0.8%)
Avalonbay Communities, Inc.
 6.63%, due 9/15/11..............    1,000,000      1,107,345
Regency Centers LP
 7.95%, due 1/15/11..............    2,000,000      2,354,712
Rouse Co. (The)
 8.00%, due 4/30/09..............      500,000        586,291
                                                 ------------
                                                    4,048,348
                                                 ------------
ROAD & RAIL (1.4%)
CSX Corp.
 5.50%, due 8/1/13...............    2,000,000      2,047,734
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    4,000,000      4,804,220
                                                 ------------
                                                    6,851,954
                                                 ------------
THRIFTS & MORTGAGE FINANCE (1.1%)
General Electric Capital Corp.
 6.00%, due 6/15/12..............    5,000,000      5,422,265
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............    1,500,000      1,850,744
                                                 ------------

Total Corporate Bonds (Cost
 $176,262,062)...................                 181,687,361
                                                 ------------

FOREIGN CORPORATE BONDS (8.2%)
COMMERCIAL BANKS (0.6%)
Royal Bank of Scotland Group PLC
 5.00%, due 10/1/14..............    3,000,000      2,972,724
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

FOREIGN CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
British Telecommunications PLC
 8.38%, due 12/15/10.............  $ 3,000,000   $  3,650,628
Deutsche Telekom International
 Finance BV
 9.25%, due 6/1/32...............    2,000,000      2,744,278
Koninklijke (Royal) KPN N.V.
 8.38%, due 10/1/30..............    2,000,000      2,535,430
Telecom Italia Capital
 6.38%, due 11/15/33 (b).........    1,000,000      1,005,634
                                                 ------------
                                                    9,935,970
                                                 ------------
FOREIGN GOVERNMENTS (4.8%)
Province of British Columbia
 4.63%, due 10/3/06..............    5,000,000      5,270,835
Province of Manitoba
 2.75%, due 1/17/06..............    4,000,000      4,028,280
Province of New Brunswick
 3.50%, due 10/23/07.............    3,000,000      3,051,849
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,517,836
Province of Quebec
 5.00%, due 7/17/09..............    2,000,000      2,114,078
Republic of Italy
 2.50%, due 3/31/06..............    3,000,000      3,008,316
                                                 ------------
                                                   23,991,194
                                                 ------------
OIL & GAS (0.4%)
Conoco Funding Co.
 6.35%, due 10/15/11.............    2,000,000      2,242,316
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group PLC
 6.25%, due 11/30/32.............    2,000,000      2,039,820
                                                 ------------

Total Foreign Corporate Bonds
 (Cost $39,888,832)..............                  41,182,024
                                                 ------------
GENERAL OBLIGATION BOND (0.4%)
EDUCATION (0.4%)
Oregon State Taxable Pension
 5.89%, due 6/1/27...............    2,000,000      2,062,040
                                                 ------------

Total General Obligation Bond
 (Cost $2,000,000)...............                   2,062,040
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (52.1%)
FEDERAL HOME LOAN BANK (3.0%)
 3.00%, due 8/15/05..............    5,000,000      5,100,795
 3.25%, due 8/15/05..............    5,000,000      5,123,090
 3.75%, due 8/15/07..............    5,000,000      5,116,620
                                                 ------------
                                                   15,340,505
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (MORTGAGE
 PASS-THROUGH SECURITIES) (12.1%)
 4.50%, due 2/15/19 TBA (c)......  $ 5,000,000   $  4,998,440
 5.50%, due 5/1/33-1/15/34.......   34,765,694     35,196,294
 6.00%, due 7/1/17-1/1/33........   10,345,684     10,732,653
 6.50%, due 7/1/17-9/1/32........    4,188,887      4,397,398
 7.00%, due 1/1/33...............    5,408,379      5,722,443
                                                 ------------
                                                   61,047,228
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.0%)
 2.38%, due 3/17/06..............   16,000,000     16,004,896
 5.13%, due 2/13/04..............   12,000,000     12,054,504
 5.25%, due 8/1/12...............    2,000,000      2,050,762
                                                 ------------
                                                   30,110,162
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (15.3%)
 4.50%, due 5/1/18...............    6,965,066      6,981,051
 5.00%, due 1/1/18-5/1/33........   18,239,521     18,463,472
 5.50%, due 5/1/16-12/1/33.......   27,106,951     27,554,342
 6.00%, due 2/1/14-4/1/33........   10,615,059     11,002,324
 6.50%, due 11/1/09-12/1/31......    8,168,945      8,561,483
 7.00%, due 2/1/27-4/1/31........    2,493,821      2,644,804
 7.50%, due 7/1/28...............      629,357        673,702
 8.00%, due 5/1/25-12/1/29.......    1,354,469      1,472,132
                                                 ------------
                                                   77,353,310
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (4.1%)
 5.00%, due 5/15/33-11/15/33.....    4,999,502      4,959,196
 5.50%, due 3/15/33-4/15/33......    4,999,241      5,087,668
 6.00%, due 2/15/32..............    2,761,882      2,873,349
 6.50%, due 4/15/32-6/15/32......    6,474,052      6,825,548
 7.00%, due 7/15/31..............      689,202        734,748
 9.00%, due 4/15/26..............      347,283        387,061
                                                 ------------
                                                   20,867,570
                                                 ------------
UNITED STATES TREASURY BONDS (0.6%)
 5.38%, due 2/15/31..............    1,000,000      1,042,852
 7.13%, due 2/15/23..............    1,500,000      1,872,129
                                                 ------------
                                                    2,914,981
                                                 ------------
UNITED STATES TREASURY NOTES (11.0%)
 1.63%, due 1/31/05-4/30/05......   18,000,000     18,068,747
 1.75%, due 12/31/04.............   17,000,000     17,085,663
 2.00%, due 5/15/06..............    5,000,000      5,000,975

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
UNITED STATES TREASURY NOTES (Continued)
 2.13%, due 8/31/04..............  $ 7,000,000   $  7,047,852
 3.00%, due 2/29/04..............    4,000,000      4,012,812
 3.25%, due 5/31/04..............    4,000,000      4,036,720
                                                 ------------
                                                   55,252,769
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $261,042,279).............                 262,886,525
                                                 ------------
Total Long-Term Investments
 (Cost $479,193,173).............                 487,817,950
                                                 ------------

SHORT-TERM INVESTMENTS (5.5%)
COMMERCIAL PAPER (3.3%)
Citigroup Global Markets
 Holdings, Inc.
 1.05%, due 1/9/04(d)............    5,000,000      4,998,833
ING America Insurance Holdings
 1.07%, due 1/12/04(d)...........    5,000,000      4,998,364
Inter-American Development Bank
 1.04%, due 1/5/04(d)............    7,000,000      6,999,191
                                                 ------------
Total Commercial Paper
 (Cost $16,996,388)..............                  16,996,388
                                                 ------------

FEDERAL AGENCY (0.1%)
Federal Home Loan Mortgage
 Corporation 1.01%, due 1/9/04...      480,000        479,892
                                                 ------------

Total Federal Agency
 (Cost $479,892).................                     479,892
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

U.S. GOVERNMENT (2.1%)
United States Treasury Bill
 0.61%, due 1/2/04(d)............  $10,521,000   $ 10,520,825
                                                 ------------

Total U.S. Government
 (Cost $10,520,825)..............                  10,520,825
                                                 ------------
Total Short-Term Investments
 (Cost $27,997,105)..............                  27,997,105
                                                 ------------
Total Investments
 (Cost $507,190,278)(e)..........        102.2%   515,815,055(f)
Liabilities in Excess of
 Cash and Other Assets...........         (2.2)   (11,179,483)
                                   -----------   ------------
Net Assets.......................        100.0%  $504,635,572
                                   ===========   ============

------------
(a)  Issue in default.
(b) May be sold to institutional investors only.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d) Segregated as collateral for TBA.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At December 31, 2003 net unrealized appreciation was $8,624,777, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,002,321 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,377,544.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $507,190,278).........   $515,815,055
Cash.....................................            940
Receivables:
  Interest...............................      4,911,246
  Investment securities sold.............      1,298,576
  Fund shares sold.......................        322,277
                                            ------------
        Total assets.....................    522,348,094
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     16,994,043
  Fund shares redeemed...................        406,922
  Adviser................................        107,113
  Administrator..........................         85,690
  Shareholder communication..............         68,362
  NYLIFE Distributors....................          3,556
Accrued expenses.........................         46,836
                                            ------------
        Total liabilities................     17,712,522
                                            ------------
Net assets...............................   $504,635,572
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    361,722
  Service Class..........................         14,631
Additional paid-in capital...............    495,634,442
Net unrealized appreciation on
  investments............................      8,624,777
                                            ------------
Net assets...............................   $504,635,572
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $485,032,551
                                            ============
  Shares of capital stock outstanding....     36,172,197
                                            ============
  Net asset value per share
    outstanding..........................   $      13.41
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 19,603,021
                                            ============
  Shares of capital stock outstanding....      1,463,080
                                            ============
  Net asset value per share
    outstanding..........................   $      13.40
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $ 22,245,300
                                            ------------
Expenses:
  Advisory...............................      1,299,431
  Administration.........................      1,039,545
  Shareholder communication..............        216,739
  Professional...........................        139,186
  Directors..............................         27,852
  Portfolio pricing......................         14,338
  Service................................         12,080
  Miscellaneous..........................         47,635
                                            ------------
        Total expenses...................      2,796,806
                                            ------------
Net investment income....................     19,448,494
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.........     13,627,665
Net change in unrealized appreciation on
  investments............................    (10,541,500)
                                            ------------
Net realized and unrealized gain on
  investments............................      3,086,165
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 22,534,659
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 19,448,494   $ 20,207,058
  Net realized gain on investments..........................    13,627,665      6,170,417
  Net change in unrealized appreciation on investments......   (10,541,500)    11,948,215
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    22,534,659     38,325,690
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Initial Class...........................................   (19,902,818)   (20,660,496)
    Service Class...........................................      (768,712)            --
  From net realized gain on investments:
    Initial Class...........................................   (11,892,619)      (206,736)
    Service Class...........................................      (466,633)            --
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (33,030,782)   (20,867,232)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    77,278,859    124,748,902
    Service Class...........................................    19,885,771             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Initial Class...........................................    31,795,437     20,867,232
    Service Class...........................................     1,235,344             --
                                                              ------------   ------------
                                                               130,195,411    145,616,134
  Cost of shares redeemed:
    Initial Class...........................................   (96,297,101)   (54,317,370)
    Service Class...........................................      (506,395)            --
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    33,391,915     91,298,764
                                                              ------------   ------------
Net increase in net assets..................................    22,895,792    108,757,222
NET ASSETS:
Beginning of year...........................................   481,739,780    372,982,558
                                                              ------------   ------------
End of year.................................................  $504,635,572   $481,739,780
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                          INITIAL CLASS                          SERVICE CLASS
                                       ----------------------------------------------------      -------------
                                                                                                    JUNE 4,
                                                                                                    2003(A)
                                                                                                    THROUGH
                                                      YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                         2003       2002       2001       2000       1999            2003
                                       -----------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $  13.73   $  13.11   $  12.59   $  12.24   $  13.23        $  14.33
                                       --------   --------   --------   --------   --------        --------
Net investment income................      0.52(b)     0.60      0.65       0.85       0.78            0.28(b)
Net realized and unrealized gain
  (loss) on investments..............      0.10       0.64       0.52       0.35      (0.99)          (0.28)
                                       --------   --------   --------   --------   --------        --------
Total from investment operations.....      0.62       1.24       1.17       1.20      (0.21)          (0.00)(c)
                                       --------   --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income.........     (0.59)     (0.61)     (0.65)     (0.85)     (0.78)          (0.58)
  From net realized gain on
    investments......................     (0.35)     (0.01)        --         --      (0.00)(c)       (0.35)
                                       --------   --------   --------   --------   --------        --------
Total dividends and distributions....     (0.94)     (0.62)     (0.65)     (0.85)     (0.78)          (0.93)
                                       --------   --------   --------   --------   --------        --------
Net asset value at end of period.....  $  13.41   $  13.73   $  13.11   $  12.59   $  12.24        $  13.40
                                       ========   ========   ========   ========   ========        ========
Total investment return..............      4.52%      9.48%      9.27%      9.82%     (1.53%)         0.00%(d)(e)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............      3.75%      4.93%      5.66%      6.37%      5.86%           3.50%+(f)
  Expenses...........................      0.54%      0.52%      0.52%      0.51%      0.50%           0.79%+
Portfolio turnover rate..............       149%        76%        54%        58%       161%            149%
Net assets at end of period (in
  000's).............................  $485,033   $481,740   $372,983   $257,573   $287,361        $ 19,603

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares during the period.
(c)  Less than one cent per share.
(d)  Total Return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (99.3%)+
                                    SHARES          VALUE
                                  ----------------------------
AEROSPACE & DEFENSE (1.7%)
United Technologies Corp. ......     182,200   $    17,267,094
                                               ---------------

AIR FREIGHT & LOGISTICS (1.6%)
FedEx Corp. ....................     239,200        16,146,000
                                               ---------------
AUTOMOBILES (1.9%)
Harley-Davidson, Inc. ..........     401,800        19,097,554
                                               ---------------
BEVERAGES (2.3%)
Coca-Cola Co. (The).............     217,500        11,038,125
PepsiCo, Inc. ..................     268,100        12,498,822
                                               ---------------
                                                    23,536,947
                                               ---------------
BIOTECHNOLOGY (2.2%)
Amgen, Inc. (a).................     264,400        16,339,920
Genentech, Inc. (a).............      73,000         6,830,610
                                               ---------------
                                                    23,170,530
                                               ---------------
CAPITAL MARKETS (1.7%)
Morgan Stanley..................     297,000        17,187,390
                                               ---------------

CHEMICALS (2.8%)
Air Products & Chemicals,
 Inc. ..........................     247,000        13,049,010
Praxair, Inc. ..................     403,400        15,409,880
                                               ---------------
                                                    28,458,890
                                               ---------------
COMMERCIAL BANKS (1.0%)
Fifth Third Bancorp. ...........     170,100        10,052,910
                                               ---------------

COMMERCIAL SERVICES & SUPPLIES (1.6%)
Cendant Corp. (a)...............     726,300        16,174,701
                                               ---------------

COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a).........     862,700        20,954,983
                                               ---------------

COMPUTERS & PERIPHERALS (4.9%)
Dell, Inc. (a)..................     474,600        16,117,416
Hewlett-Packard Co. ............     776,400        17,833,908
International Business Machines
 Corp. .........................     177,600        16,459,968
                                               ---------------
                                                    50,411,292
                                               ---------------
CONSUMER FINANCE (2.0%)
American Express Co. ...........     427,600        20,623,148
                                               ---------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Citigroup, Inc. ................     336,262        16,322,158
                                               ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Agilent Technologies, Inc.
 (a)............................     473,100        13,833,444
                                               ---------------

                                    SHARES          VALUE
                                  ----------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes, Inc. .............     174,400   $     5,608,704
BJ Services Co. (a).............     181,200         6,505,080
Weatherford International Ltd.
 (a)............................     131,900         4,748,400
                                               ---------------
                                                    16,862,184
                                               ---------------
FOOD & STAPLES RETAILING (4.5%)
Sysco Corp. ....................     426,500        15,878,595
Walgreen Co. ...................     439,400        15,985,372
Wal-Mart Stores, Inc. ..........     263,900        13,999,895
                                               ---------------
                                                    45,863,862
                                               ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Baxter International, Inc. .....     313,300         9,561,916
Boston Scientific Corp. (a).....     431,400        15,858,264
Medtronic, Inc. ................     283,200        13,766,352
                                               ---------------
                                                    39,186,532
                                               ---------------
HEALTH CARE PROVIDERS & SERVICES (8.5%)
Cardinal Health, Inc. ..........     247,000        15,106,520
Caremark Rx, Inc. (a)(c)........     594,700        15,063,751
HCA, Inc. ......................     378,500        16,260,360
UnitedHealth Group, Inc. .......     401,800        23,376,724
WellPoint Health Networks, Inc.
 (a)............................     183,800        17,826,762
                                               ---------------
                                                    87,634,117
                                               ---------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
International Game Technology...     365,000        13,030,500
                                               ---------------

HOUSEHOLD DURABLES (1.2%)
Lennar Corp.
 Class A (c)....................     131,700        12,643,200
                                               ---------------

HOUSEHOLD PRODUCTS (1.2%)
Colgate-Palmolive Co. ..........     248,100        12,417,405
                                               ---------------

INDUSTRIAL CONGLOMERATES (1.6%)
General Electric Co. ...........     517,700        16,038,346
                                               ---------------

INSURANCE (1.3%)
Marsh & McLennan Cos., Inc. ....     290,700        13,921,623
                                               ---------------

INTERNET & CATALOG RETAIL (1.5%)
InterActiveCorp. (a)............     458,200        15,546,726
                                               ---------------

IT SERVICES (1.5%)
First Data Corp. ...............     384,000        15,778,560
                                               ---------------

MACHINERY (4.7%)
Danaher Corp. ..................     182,400        16,735,200
Dover Corp. ....................     367,900        14,624,025
Illinois Tool Works, Inc. ......     199,600        16,748,436
                                               ---------------
                                                    48,107,661
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                      SHARES        VALUE
                                  ----------------------------
MEDIA (6.4%)
Clear Channel Communications,
 Inc. ..........................     376,388   $    17,626,250
Gannett Co., Inc. ..............     148,700        13,258,092
Omnicom Group, Inc. ............     206,100        17,998,713
Viacom, Inc.
 Class B........................     374,759        16,631,804
                                               ---------------
                                                    65,514,859
                                               ---------------
MULTILINE RETAIL (2.5%)
Kohl's Corp. (a)................     271,700        12,210,198
Target Corp. ...................     361,900        13,896,960
                                               ---------------
                                                    26,107,158
                                               ---------------
PHARMACEUTICALS (6.7%)
Forest Laboratories, Inc. (a)...     249,900        15,443,820
Johnson & Johnson...............     336,100        17,362,926
Pfizer, Inc. ...................     586,800        20,731,644
Teva Pharmaceutical Industries
 Ltd. ADR (c)(d)................     266,900        15,135,899
                                               ---------------
                                                    68,674,289
                                               ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.2%)
Analog Devices, Inc. (a)........     347,200        15,849,680
Applied Materials, Inc. (a).....     592,500        13,301,625
Intel Corp. ....................     614,100        19,774,020
KLA-Tencor Corp. (a)............     193,300        11,340,911
Maxim Integrated Products,
 Inc. ..........................     310,600        15,467,880
Texas Instruments, Inc. ........     628,500        18,465,330
                                               ---------------
                                                    94,199,446
                                               ---------------
SOFTWARE (8.5%)
Electronic Arts, Inc. (a).......     325,200        15,538,056
Microsoft Corp. ................     736,800        20,291,472
Oracle Corp. (a)................   1,298,800        17,144,160
Symantec Corp. (a)..............     455,400        15,779,610
VERITAS Software Corp. (a)......     491,700        18,271,572
                                               ---------------
                                                    87,024,870
                                               ---------------
SPECIALTY RETAIL (4.7%)
Bed Bath & Beyond, Inc. (a).....     390,200        16,915,170
Lowe's Cos., Inc. ..............     275,900        15,282,101
TJX Cos., Inc. (The)............     724,700        15,979,635
                                               ---------------
                                                    48,176,906
                                               ---------------
Total Common Stocks (Cost
 $907,699,551)..................                 1,019,965,285
                                               ---------------

SHORT-TERM INVESTMENTS (2.3%)
                                  PRINCIPAL
                                    AMOUNT          VALUE
                                  ----------------------------
COMMERCIAL PAPER (0.4%)
Neptune Funding Corp.
 1.019%, due 1/2/04 (e).........  $  259,993   $       259,993
Rabobank UAS Financial Corp.
 0.94%, due 1/2/04..............   3,935,000         3,934,897
                                               ---------------
Total Commercial Paper
 (Cost $4,194,890)..............                     4,194,890
                                               ---------------

                                    SHARES
                                  ----------
INVESTMENT COMPANIES (0.4%)
AIM Institutional Funds Group
 0.99% (e)(f)...................     308,803           308,803
Merrill Lynch Premier
 Institutional Fund 1.05% (f)...   3,330,000         3,330,000
                                               ---------------
Total Investment Companies (Cost
 $3,638,803)....................                     3,638,803
                                               ---------------

                                  PRINCIPAL
                                    AMOUNT
                                  ----------
MASTER NOTE (0.0%)(b)
Banc of America Securities LLC
 1.125%, due 1/2/04 (e).........  $   40,000            40,000
                                               ---------------
Total Master Note
 (Cost $40,000).................                        40,000
                                               ---------------
REPURCHASE AGREEMENTS (1.5%)
Banc One Capital Markets, Inc.
 1.1099%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $1,000,061
 (Collateralized by Various
 Bonds with a Principal Amount
 of $1,020,472 and a Market
 Value of $1,020,000)...........   1,000,000         1,000,000
Countrywide Securities Corp.
 1.08%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $7,612,450
 (Collateralized by Various
 Bonds with a Principal Amount
 of $9,847,112 and a Market
 Value of $7,885,772)...........   7,612,000         7,612,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT        VALUE
                                  ----------------------------
REPURCHASE AGREEMENTS (Continued)
Merrill Lynch & Co., Inc.
 1.08%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $6,968,412
 (Collateralized by Various
 Bonds with a Principal Amount
 of $6,436,152 and a Market
 Value of $7,122,445)...........  $6,968,000   $     6,968,000
                                               ---------------
Total Repurchase Agreements
 (Cost $15,580,000).............                    15,580,000
                                               ---------------
Total Short-Term Investments
 (Cost $23,453,693).............                    23,453,693
                                               ---------------
Total Investments
 (Cost $931,153,244) (g)........       101.6%    1,043,418,978(h)
Liabilities in Excess of
 Cash and Other Assets..........        (1.6)      (16,298,761)
                                  ----------   ---------------
Net Assets......................       100.0%  $ 1,027,120,217
                                  ==========   ===============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Represents a security, or a portion thereof, which is out on loan.
(d) ADR-American Depositary Receipt.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Floating rate. Rate shown in effect at December 31, 2003.
(g) The cost for federal income tax purposes is $932,448,605.
(h) At December 31, 2003 net unrealized appreciation was $110,970,373, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $147,638,344 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $36,667,971.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $931,153,244)
  including $15,389,820 market value of
  securities loaned....................   $1,043,418,978
Cash...................................            1,612
Deposit with broker for securities
  loaned...............................            3,000
Receivables:
  Investment securities sold...........        2,623,751
  Dividends and interest...............          955,035
  Fund shares sold.....................          239,208
                                          --------------
        Total assets...................    1,047,241,584
                                          --------------
LIABILITIES:
Securities lending collateral..........       16,191,796
Payables:
  Investment securities purchased......        2,955,641
  Adviser..............................          307,037
  Fund shares redeemed.................          261,847
  Administrator........................          170,576
  Shareholder communication............          169,750
  Custodian............................           13,545
  NYLIFE Distributors..................            2,841
Accrued expenses.......................           48,334
                                          --------------
        Total liabilities..............       20,121,367
                                          --------------
Net assets.............................   $1,027,120,217
                                          ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class........................   $      488,729
  Service Class........................            7,535
Additional paid-in capital.............    1,152,397,295
Accumulated undistributed net
  investment income....................              639
Accumulated net realized loss on
  investments..........................     (238,039,715)
Net unrealized appreciation
  on investments.......................      112,265,734
                                          --------------
Net assets.............................   $1,027,120,217
                                          ==============
Initial Class
  Net assets applicable to outstanding
    shares.............................   $1,011,537,898
                                          ==============
  Shares of capital stock
    outstanding........................       48,872,947
                                          ==============
  Net asset value per share
    outstanding........................   $        20.70
                                          ==============
Service Class
  Net assets applicable to outstanding
    shares.............................   $   15,582,319
                                          ==============
  Shares of capital stock
    outstanding........................          753,472
                                          ==============
  Net asset value per share
    outstanding........................   $        20.68
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    7,624,244
  Interest.............................           28,467
  Income from securities
    loaned -- net......................            8,266
                                          --------------
        Total income...................        7,660,977
                                          --------------
Expenses:
  Advisory.............................        3,244,984
  Administration.......................        1,802,769
  Shareholder communication............          446,017
  Professional.........................          166,883
  Custodian............................           75,271
  Directors............................           44,970
  Service..............................            8,680
  Miscellaneous........................           36,924
                                          --------------
        Total expenses.................        5,826,498
                                          --------------
Net investment income..................        1,834,479
                                          --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investments.......      (18,610,933)
Net change in unrealized depreciation
  on investments.......................      234,800,097
                                          --------------
Net realized and unrealized gain on
  investments..........................      216,189,164
                                          --------------
Net increase in net assets resulting
  from operations......................   $  218,023,643
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,934.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                   2003             2002
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    1,834,479   $    1,162,905
  Net realized loss on investments and written option
    transactions............................................     (18,610,933)     (98,494,643)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     234,800,097     (308,110,791)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     218,023,643     (405,442,529)
                                                              --------------   --------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................      (1,999,649)      (1,004,039)
    Service Class...........................................         (18,614)              --
                                                              --------------   --------------
      Total dividends to shareholders.......................      (2,018,263)      (1,004,039)
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................      41,724,882      196,384,127
    Service Class...........................................      14,725,797               --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................       1,999,649        1,004,039
    Service Class...........................................          18,614               --
                                                              --------------   --------------
                                                                  58,468,942      197,388,166
  Cost of shares redeemed:
    Initial Class...........................................     (89,669,709)    (294,330,589)
    Service Class...........................................         (94,205)              --
                                                              --------------   --------------
  Decrease in net assets derived from capital share
    transactions............................................     (31,294,972)     (96,942,423)
                                                              --------------   --------------
Net increase (decrease) in net assets.......................     184,710,408     (503,388,991)
NET ASSETS:
Beginning of year...........................................     842,409,809    1,345,798,800
                                                              --------------   --------------
End of year.................................................  $1,027,120,217   $  842,409,809
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $          639   $      178,224
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 INITIAL CLASS                                SERVICE CLASS
                                       -----------------------------------------------------------------      -------------
                                                                                                                 JUNE 5,
                                                                                                                 2003(A)
                                                                                                                 THROUGH
                                                            YEAR ENDED DECEMBER 31                            DECEMBER 31,
                                          2003         2002         2001         2000            1999             2003
                                       ------------------------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $    16.33   $    23.64   $    30.81   $    36.98      $    30.61       $    18.43
                                       ----------   ----------   ----------   ----------      ----------       ----------
Net investment income (loss).........        0.04(b)       0.02        0.02        (0.05)(b)       (0.02)(b)         0.01(b)
Net realized and unrealized gain
  (loss) on investments..............        4.37        (7.31)       (7.17)       (3.73)           7.79             2.27
                                       ----------   ----------   ----------   ----------      ----------       ----------
Total from investment operations.....        4.41        (7.29)       (7.15)       (3.78)           7.77             2.28
                                       ----------   ----------   ----------   ----------      ----------       ----------
Less dividends and distributions:
  From net investment income.........       (0.04)       (0.02)       (0.02)          --              --            (0.03)
  From net realized gain on
    investments......................          --           --           --        (2.39)          (1.40)              --
                                       ----------   ----------   ----------   ----------      ----------       ----------
Total dividends and distributions....       (0.04)       (0.02)       (0.02)       (2.39)          (1.40)           (0.03)
                                       ----------   ----------   ----------   ----------      ----------       ----------
Net asset value at end of period.....  $    20.70   $    16.33   $    23.64   $    30.81      $    36.98       $    20.68
                                       ==========   ==========   ==========   ==========      ==========       ==========
Total investment return..............       26.99%      (30.83%)     (23.22%)     (10.72%)         25.41%           12.36%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income (loss).......        0.20%        0.11%        0.09%       (0.15%)         (0.05%)          (0.05%)+(d)
  Expenses...........................        0.64%        0.64%        0.63%        0.63%           0.62%            0.89%+
Portfolio turnover rate..............          26%          72%          46%          33%             37%              26%
Net assets at end of period (in
  000's).............................  $1,011,538   $  842,410   $1,345,799   $1,813,776      $1,848,514       $   15,582

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

SHORT-TERM INVESTMENTS (99.8%)+
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
BANK NOTES (2.9%)
Bank One Corp.
 Chicago, Illinois
 1.37%, due 5/10/04 (b)(c).......  $ 3,500,000   $  3,502,872
 1.44%, due 5/7/04 (c)...........    4,000,000      4,004,414
Bayerische Landesbank N.Y.
 5.00%, due 7/20/04 (c)..........    3,000,000      3,060,120
                                                 ------------
                                                   10,567,406
                                                 ------------
CERTIFICATES OF DEPOSIT (2.0%)
(Yankee Certificates of Deposit)
Barclays Bank PLC NY
 1.10%, due 11/8/04 (b)(c).......    3,000,000      2,999,226
UBS AG Stamford CT
 1.24%, due 3/17/04 (c)..........    4,000,000      4,001,162
                                                 ------------
                                                    7,000,388
                                                 ------------
COMMERCIAL PAPER (35.3%)
Abbey Express Credit Corp.
 1.14%, due 5/14/04..............    3,000,000      2,987,326
ABN-Amro North America Finance,
 Inc.
 1.06%, due 3/11/04..............    3,000,000      2,993,817
American Express Credit Corp.
 1.06%, due 3/23/04..............    3,000,000      2,992,757
American General Finance Corp.
 1.04%, due 3/25/04..............    3,500,000      3,491,507
ANZ (DE), Inc.
 1.08%, due 1/12/04..............    3,900,000      3,898,713
Atlantis One Funding Corp.
 1.14%, due 1/28/04 (a)..........    3,400,000      3,397,093
Barclays U.S. Funding Corp.
 1.08%, due 1/12/04..............    4,000,000      3,998,680
BP Amoco Capital PLC
 1.03%, due 3/26/04..............    2,125,000      2,119,832
Dexia Delaware LLC
 1.06%, due 1/7/04...............    3,000,000      2,999,470
European Investment Bank
 1.06%, due 2/2/04-2/10/04.......    6,575,000      6,568,310
General Electric Capital Co.
 1.06%, due 4/14/04..............    3,200,000      3,190,201
Goldman Sachs Group, Inc.
 0.92%, due 2/6/04...............    3,025,000      3,022,217
 1.10%, due 5/24/04..............    3,650,000      3,633,940
 1.15%, due 5/17/04..............    1,150,000      1,144,967
HBOS Treasury Services
 1.09%, due 2/23/04..............    5,500,000      5,491,174
ING U.S. Funding LLC
 1.07%, due 3/17/04..............    3,000,000      2,993,223
 1.09%, due 3/10/04..............    4,000,000      3,991,643
KfW International Finance, Inc.
 1.06%, due 1/23/04 (a)..........    4,150,000      4,147,312
 1.08%, due 3/9/04 (a)...........    1,225,000      1,222,501
Lloyds Bank PLC
 1.07%, due 2/26/04..............    4,100,000      4,093,176

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
COMMERCIAL PAPER (Continued)
Merrill Lynch & Co., Inc.
 6.00%, due 11/15/04.............  $ 2,750,000   $  2,855,169
Nationwide Building Society
 1.06%, due 3/31/04..............    3,000,000      2,991,825
Prudential Funding LLC
 1.10%, due 3/22/04..............    4,000,000      3,990,100
Quebec Province
 1.13%, due 3/29/04..............    2,650,000      2,642,680
 1.20%, due 6/7/04...............    3,100,000      3,083,673
Rabobank USA Financial Corp.
 1.07%, due 1/30/04..............    4,750,000      4,745,906
 1.08%, due 4/22/04..............    3,000,000      2,989,920
Receivables Capital Corp.
 1.08%, due 1/13/04 (a)..........    3,000,000      2,998,920
San Paolo IMI US Financial
 1.08%, due 3/16/04..............    3,000,000      2,993,281
Santander Hispano Finance
 1.10%, due 4/13/04..............    3,000,000      2,990,558
Shell Finance (U.K.) PLC
 1.05%, due 3/9/04...............    3,400,000      3,393,257
 1.08%, due 3/16/04..............    4,100,000      4,090,775
Societe Generale N.A., Inc.
 1.08%, due 2/10/04..............    3,500,000      3,495,800
 1.09%, due 3/15/04..............    3,000,000      2,993,309
Svenska Handelsbanken AB
 1.08%, due 2/11/04-2/17/04......    5,150,000      5,143,081
Swiss Re Financial Products
 1.10%, due 2/13/04 (a)..........    3,725,000      3,720,106
UBS Finance Delaware LLC
 1.08%, due 2/25/04..............    3,700,000      3,693,895
                                                 ------------
                                                  127,190,114
                                                 ------------
CORPORATE BONDS (9.0%)
Abbott Laboratories
 5.125%, due 7/1/04 (c)..........    4,000,000      4,074,296
Bank of Amercia Corp.
 6.625%, due 6/15/04 (c).........    3,752,000      3,844,240
J.P. Morgan Chase & Co.
 5.75%, due 4/15/04 (c)..........    5,288,000      5,356,607
Metropolitan Life Insurance Co.
 Series EXL
 1.15%, due 4/28/04 (a)(b)(c)....    4,000,000      4,000,000
Morgan Stanley Dean Witter & Co.
 5.625%, due 1/20/04 (c).........    4,000,000      4,009,490
Wachovia Corp.
 5.625%, due 6/15/04 (c).........    5,774,000      5,919,605
Wells Fargo & Co.
 6.625%, due 7/15/04 (c).........    5,000,000      5,143,397
                                                 ------------
                                                   32,347,635
                                                 ------------
MEDIUM-TERM NOTES (5.6%)
American Express Credit Corp.
 Series B
 1.20%, due 3/5/08 (b)(c)........    4,000,000      4,000,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
MEDIUM-TERM NOTES (Continued)
General Electric Capital Co.
 Series A
 1.27%, due 5/7/04 (b)(c)........  $ 4,000,000   $  4,001,807
Merrill Lynch & Co. Series B
 5.88%, due 1/15/04 (c)..........    6,000,000      6,010,882
Morgan Stanley Dean Witter & Co.
 1.46%, due 2/2/04 (b)(c)........    1,200,000      1,200,351
 Series C
 1.48%, due 5/11/04 (b)(c).......    5,000,000      5,005,770
                                                 ------------
                                                   20,218,810
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (41.4%)
Federal Home Loan Banks
 (Discount Notes)
 1.04%, due 1/14/04-1/21/04......    6,975,000      6,971,572
 1.07%, due 3/26/04..............    3,500,000      3,491,158
 1.08%, due 3/19/04..............    4,000,000      3,990,640
 1.12%, due 4/28/04..............    4,325,000      4,309,122
 1.13%, due 4/23/04-5/19/04......    7,000,000      6,972,781
 1.14%, due 4/30/04..............    2,200,000      2,191,640
Federal Home Loan Mortgage Corporation
 (Discount Notes)
 1.04%, due 3/4/04...............    3,450,000      3,443,721
 1.05%, due 4/16/04..............    2,775,000      2,766,421
 1.06%, due 3/1/04-4/5/04........    8,275,000      8,255,450
 1.08%, due 2/10/04-5/13/04......   13,750,000     13,719,468
 1.12%, due 3/12/04..............    4,000,000      3,991,164
Federal National Mortgage
 Association (Discount Notes)
 1.04%, due 4/6/04...............    2,900,000      2,891,957
 1.05%, due 1/29/04-3/24/04......    6,225,000      6,214,623
 1.08%, due 3/8/04-4/30/04.......    6,325,000      6,306,046
 1.10%, due 3/3/04-4/21/04.......   12,000,000     11,968,110
 1.11%, due 1/28/04..............    3,500,000      3,497,086
 1.12%, due 2/4/04-2/6/04........   11,250,000     11,237,770
 1.13%, due 5/5/04...............    4,000,000      3,984,306
 1.17%, due 5/26/04..............    1,175,000      1,169,425
 1.18%, due 6/2/04...............    3,850,000      3,830,692
 1.27%, due 9/13/04..............    3,400,000      3,369,246

                                    PRINCIPAL     AMORTIZED
                                     AMOUNT          COST
                                   --------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (Continued)
United States Treasury Bills
 (Discount Notes)
 0.95%, due 1/15/04..............  $ 6,350,000   $  6,347,654
 0.96%, due 1/8/04...............    3,600,000      3,599,327
 0.98%, due 3/18/04..............    4,750,000      4,740,043
 1.01%, due 1/22/04-2/5/04.......   11,500,000     11,491,265
 1.02%, due 2/12/04-5/27/04......    8,200,000      8,181,944
                                                 ------------
                                                  148,932,631
                                                 ------------
                                     SHARES         VALUE
                                     ----------------------
INVESTMENT COMPANY (3.6%)
Merrill Lynch Premier
 Institutional Fund 1.05% (b)....   12,840,725     12,840,725
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $359,097,709)
 (d).............................         99.8%   359,097,709
Cash and Other Assets
 Less Liabilities................          0.2        876,744
                                   -----------   ------------
Net Assets.......................        100.0%  $359,974,453
                                   ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2003.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT+
                                 ------------------------
Banks #........................  $110,304,494      30.6%
Consumer Financial Services....     3,720,106       1.0
Finance........................    22,705,529       6.4
Foreign Government.............     5,726,353       1.6
Diversified Manufacturing
  Services.....................     7,192,008       2.0
Health Technology..............     4,074,296       1.1
Insurance......................     7,990,100       2.2
Investment Bank/Brokerage......    20,018,127       5.6
Investment Company *...........    12,840,725       3.6
Special Purpose Finance........    15,593,340       4.3
U.S. Government &
  Federal Agencies.............   148,932,631      41.4
                                 ------------     ------
                                  359,097,709      99.8
Cash and Other Assets, Less
  Liabilities..................       876,744       0.2
                                 ------------     ------
Net Assets.....................  $359,974,453     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
* Merrill Lynch Premier Institutional Fund is valued at market value.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (amortized cost $359,097,709)..........   $359,097,709
Cash.....................................         10,535
Receivables:
  Fund shares sold.......................        989,009
  Interest...............................        795,505
                                            ------------
        Total assets.....................    360,892,758
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................        640,731
  Adviser................................         76,369
  Shareholder communication..............         67,071
  Administrator..........................         61,095
  Custodian..............................          6,053
Accrued expenses.........................         30,497
Dividend payable.........................         36,489
                                            ------------
        Total liabilities................        918,305
                                            ------------
Net assets...............................   $359,974,453
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  3,599,735
Additional paid-in capital...............    356,369,930
Accumulated undistributed net realized
  gain on investments....................          4,788
                                            ------------
Net assets applicable to outstanding
  shares.................................   $359,974,453
                                            ============
Shares of capital stock outstanding......    359,973,529
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $  5,478,759
                                            ------------
Expenses:
  Advisory...............................      1,120,556
  Administration.........................        896,445
  Shareholder communication..............        256,232
  Professional...........................        106,220
  Custodian..............................         41,598
  Directors..............................         25,763
  Miscellaneous..........................         17,399
                                            ------------
        Total expenses...................      2,464,213
                                            ------------
Net investment income....................      3,014,546
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          5,686
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,020,232
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                   2003              2002
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     3,014,546   $     6,525,769
  Net realized gain on investments..........................            5,686            26,823
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......        3,020,232         6,552,592
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................       (3,014,546)       (6,525,769)
  From net realized gain on investments.....................          (27,721)           (2,664)
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......       (3,042,267)       (6,528,433)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................      939,340,790     1,790,830,476
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        3,042,267         6,528,190
                                                              ---------------   ---------------
                                                                  942,383,057     1,797,358,666
  Cost of shares redeemed...................................   (1,100,734,862)   (1,760,205,751)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     (158,351,805)       37,152,915
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................     (158,373,840)       37,177,074
NET ASSETS:
Beginning of year...........................................      518,348,293       481,171,219
                                                              ---------------   ---------------
End of year.................................................  $   359,974,453   $   518,348,293
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                             YEAR ENDED DECEMBER 31
                                                          2003         2002         2001             2000         1999
                                                        ----------------------------------------------------------------
Net asset value at beginning of year..................  $   1.00     $   1.00     $   1.00         $   1.00     $   1.00
                                                        --------     --------     --------         --------     --------
Net investment income.................................      0.01         0.01         0.04             0.06         0.05
Net realized gain on investments......................      0.00(a)      0.00(a)      0.00(a)            --         0.00(a)
                                                        --------     --------     --------         --------     --------
Total from investment operations......................      0.01         0.01         0.04             0.06         0.05
                                                        --------     --------     --------         --------     --------
Less dividends and distributions:
  From net investment income..........................     (0.01)       (0.01)       (0.04)           (0.06)       (0.05)
  From net realized gain on investments...............     (0.00)(a)    (0.00)(a)    (0.00)(a)           --        (0.00)(a)
                                                        --------     --------     --------         --------     --------
Total dividends and distributions.....................     (0.01)       (0.01)       (0.04)           (0.06)       (0.05)
                                                        --------     --------     --------         --------     --------
Net asset value at end of year........................  $   1.00     $   1.00     $   1.00         $   1.00     $   1.00
                                                        ========     ========     ========         ========     ========
Total investment return...............................      0.67%        1.36%        3.84%            6.06%        4.84%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................      0.67%        1.33%        3.57%            5.87%        4.79%
  Expenses............................................      0.55%        0.55%        0.54%            0.52%        0.51%
Net assets at end of year (in 000's)..................  $359,974     $518,348     $481,171         $305,915     $454,470

------------

(a)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

CONVERTIBLE SECURITIES (80.7%)+
CONVERTIBLE BONDS (59.4%)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
AIRLINES (1.6%)
AirTran Holdings, Inc.
 7.00%, due 7/1/23................  $  205,000   $    316,725
Alaska Air Group, Inc.
 3.67%, due 3/21/23 (d)...........   2,230,000      2,844,655
Delta Air Lines, Inc.
 8.00%, due 6/3/23................   2,045,000      1,863,506
                                                 ------------
                                                    5,024,886
                                                 ------------
BIOTECHNOLOGY (2.3%)
Genzyme Corp.
 3.00%, due 5/15/21 (e)...........   2,375,000      2,416,562
Invitrogen Corp.
 2.00%, due 8/1/23 (c)............   1,935,000      2,413,913
 2.25%, due 12/15/06..............   2,330,000      2,461,062
                                                 ------------
                                                    7,291,537
                                                 ------------
BUILDING PRODUCTS (0.5%)
Masco Corp.
 (zero coupon), due 7/20/31.......   3,215,000      1,430,675
                                                 ------------
CAPITAL MARKETS (4.7%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21 (f)....   1,870,000      1,832,600
JMH Finance Ltd.
 4.75%, due 9/6/07 (c)............   1,705,000      1,805,169
Legg Mason, Inc.
 (zero coupon), due 6/6/31 (f)....   3,340,000      2,137,600
Lehman Brothers Holdings, Inc.
 Series DIA (Diamonds Trust)
 0.25%, due 10/2/07 (g)...........   1,900,000      2,185,000
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32
   (d)(f).........................   1,000,000      1,036,300
 Series SPY (SPDR Trust)
 1.125%, due 4/4/10 (c)(g)........   2,120,000      2,301,260
UBS AG Stamford Connecticut Branch
 Series NDQ (Nasdaq 100 Index)
 0.25%, due 4/14/08 (c)(g)........   1,200,000      1,108,500
 Series SPX (S&P 500 Index)
 1.00%, due 4/12/06 (c)(g)........   2,500,000      2,453,125
                                                 ------------
                                                   14,859,554
                                                 ------------
CHEMICALS (1.0%)
Merrill Lynch & Co., Inc.
 Series DOW (Dow Chemical Co.,
   The)
 0.25%, due 5/17/10 (c)(g)........   2,830,000      3,268,650
                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Cendant Corp.
 (zero coupon), due 2/13/21.......   4,915,000      3,710,825
Waste Connections, Inc.
 5.50%, due 4/15/06...............     405,000        438,919
World Color Press, Inc.
 6.00%, due 10/1/07...............   1,325,000      1,382,969
                                                 ------------
                                                    5,532,713
                                                 ------------

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
COMMUNICATIONS EQUIPMENT (2.3%)
Brocade Communications Systems,
 Inc.
 2.00%, due 1/1/07................  $1,745,000   $  1,581,406
CIENA Corp.
 3.75%, due 2/1/08................   3,245,000      3,001,625
Comverse Technology, Inc.
 1.50%, due 12/1/05 (e)...........   1,575,000      1,535,625
Extreme Networks, Inc.
 3.50%, due 12/1/06...............     955,000        913,219
Juniper Networks, Inc.
 4.75%, due 3/15/07...............     340,000        348,500
                                                 ------------
                                                    7,380,375
                                                 ------------
CONSUMER FINANCE (0.2%)
Providian Financial Corp.
 4.00%, due 5/15/08 (e)...........     640,000        742,400
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21.......   4,270,000      2,599,362
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
At Home Corp.
 4.75%, due 12/15/06 (h)..........   2,335,418        338,636
                                                 ------------

ELECTRICAL EQUIPMENT (0.1%)
SCI Systems, Inc.
 3.00%, due 3/15/07...............     330,000        313,500
                                                 ------------

ELECTRONIC EQUIPMENT &
 INSTRUMENTS (0.1%)
Artesyn Technologies, Inc.
 5.50%, due 8/15/10...............     340,000        463,250
                                                 ------------

ENERGY EQUIPMENT & SERVICES (7.2%)
BJ Services Co.
 0.3954%, due 4/24/22 (e).........   8,290,000      6,828,887
Cooper Cameron Corp.
 1.75%, due 5/17/21...............   2,415,000      2,375,756
Halliburton Co.
 3.125%, due 7/15/23 (c)..........   1,635,000      1,702,444
Lehman Brothers Holdings, Inc.
 Series HAL (Halliburton Co.)
 0.25%, due 9/25/10 (g)...........   5,365,000      5,525,950
Nabors Industries, Ltd.
 (zero coupon), due 2/5/21........   2,140,000      1,399,025
Pride International, Inc.
 2.50%, due 3/1/07................   3,995,000      4,953,800
                                                 ------------
                                                   22,785,862
                                                 ------------
FOOD & STAPLES RETAILING (1.3%)
Lehman Brothers Holdings, Inc.
 Series KR (Kroger Co.)
 0.625%, due 12/11/07 (g).........     480,000        472,200
SUPERVALU, Inc.
 (zero coupon), due 11/2/31 (f)...  10,335,000      3,488,062
                                                 ------------
                                                    3,960,262
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE BONDS (CONTINUED)
                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
FOOD PRODUCTS (1.2%)
General Mills, Inc.
 (zero coupon), due 10/28/22......  $1,510,000   $  1,064,550
Nestle Holding, Inc.
 Series WW
 3.00%, due 5/9/05................   2,270,000      2,610,500
                                                 ------------
                                                    3,675,050
                                                 ------------
HEALTH CARE EQUIPMENT &
 SUPPLIES (2.6%)
ALZA Corp.
 (zero coupon), due 7/28/20.......   2,035,000      1,483,006
Fisher Scientific International,
 Inc.
 2.50%, due 10/1/23 (c)...........   3,155,000      3,592,756
Medtronic, Inc.
 1.25%, due 9/15/21 (e)...........   3,140,000      3,230,275
                                                 ------------
                                                    8,306,037
                                                 ------------
HEALTH CARE PROVIDERS &
 SERVICES (2.1%)
Beverly Enterprises, Inc.
 2.75%, due 11/1/33...............   1,615,000      2,285,225
Province Healthcare Co.
 4.50%, due 11/20/05..............     770,000        779,625
Quest Diagnostics, Inc.
 1.75%, due 11/30/21..............   2,700,000      2,784,375
Universal Health Services, Inc.
 0.426%, due 6/23/20..............   1,270,000        842,963
                                                 ------------
                                                    6,692,188
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.6%)
Brinker International, Inc.
 (zero coupon), due 10/10/21......   4,215,000      2,860,931
Goldman Sachs Group, Inc. (The)
 Series MCD (McDonald's Corp.)
 (zero coupon), due 8/27/09 (g)...   1,960,000      1,898,750
GTECH Holdings Corp.
 1.75%, due 12/15/21..............     770,000      1,422,575
International Game Technology
 (zero coupon), due 1/29/33.......   1,815,000      1,454,269
Mandalay Resort Group
 1.92%, due 3/21/33 (d)...........     540,000        596,025
                                                 ------------
                                                    8,232,550
                                                 ------------
HOUSEHOLD DURABLES (0.1%)
Fleetwood Enterprises, Inc.
 5.00%, due 12/15/23 (c)..........     315,000        367,369
                                                 ------------

HOUSEHOLD PRODUCTS (1.1%)
Merrill Lynch & Co., Inc.
 Series PG (Proctor & Gamble Co.,
 The)
 0.40%, due 4/15/10 (c)(g)........   3,245,000      3,374,800
                                                 ------------

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------

INDUSTRIAL CONGLOMERATES (2.8%)
Tyco International Group S.A.
 Series A
 2.75%, due 1/15/18...............  $2,645,000   $  3,388,906
 Series B
 3.125%, due 1/15/23..............   3,900,000      5,352,750
                                                 ------------
                                                    8,741,656
                                                 ------------
INSURANCE (3.4%)
American International Group, Inc.
 0.50%, due 5/15/07...............   3,140,000      2,951,600
Citigroup Global Markets Holdings,
 Inc.
 Series MET (MetLife, Inc.)
 0.50%, due 10/6/10 (g)...........   4,000,000      4,235,000
USF&G Corp.
 (zero coupon), due 3/3/09........     930,000        745,163
XL Capital Ltd.
 (zero coupon), due 5/23/21.......   4,485,000      2,887,219
                                                 ------------
                                                   10,818,982
                                                 ------------
IT SERVICES (0.4%)
DST Systems, Inc.
 Series A
 4.125%, due 8/15/23 (c)..........     985,000      1,179,538
                                                 ------------

MACHINERY (4.1%)
AGCO Corp.
 1.75%, due 12/31/33 (c)..........     675,000        755,156
Danaher Corp.
 (zero coupon), due 1/22/21 (f)...   1,230,000        857,925
Lehman Brothers Holdings, Inc.
 Series CAT (Caterpillar, Inc.)
 0.25%, due 5/13/10 (g)...........   1,235,000      1,696,581
Navistar Financial Corp.
 4.75%, due 4/1/09................   3,020,000      3,250,275
Navistar International Corp.
 2.50%, due 12/15/07..............   1,945,000      2,961,262
SPX Corp.
 (zero coupon), due 2/6/21 (f)....   2,935,000      2,010,475
Wabash National Corp.
 3.25%, due 8/1/08 (c)............     745,000      1,300,956
                                                 ------------
                                                   12,832,630
                                                 ------------
MEDIA (5.2%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (h)............     730,000        326,675
Interpublic Group of Cos., Inc.
 (The) 4.50%, due 3/15/23.........     465,000        712,613
Lamar Advertising Co.
 2.875%, due 12/31/10 (e).........   3,375,000      3,476,250
Lehman Brothers, Inc.
 Series VIA (Viacom, Inc.)
 0.25%, due 9/30/10 (g)...........   4,050,000      4,282,875
Liberty Media Corp.
 0.75%, due 3/30/23...............   1,040,000      1,227,200
 3.25%, due 3/15/31...............     300,000        312,000
Merrill Lynch & Co., Inc.
 Series TWX (Time Warner, Inc.)
 0.25%, due 5/10/06 (g)...........     800,000        761,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

CONVERTIBLE BONDS (CONTINUED)
                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
MEDIA (Continued)
News America, Inc.
 (zero coupon), due 2/28/21
   (e)(f).........................  $4,385,000   $  2,510,412
Omnicom Group, Inc.
 (zero coupon), due 2/7/31 (f)....   2,095,000      2,129,044
Regal Entertainment Group
 3.75%, due 5/15/08 (c)...........     570,000        644,100
                                                 ------------
                                                   16,382,169
                                                 ------------
METALS & MINING (0.2%)
Placer Dome, Inc.
 2.75%, due 10/15/23 (c)..........     545,000        654,681
                                                 ------------

MULTI-UTILITIES & UNREGULATED
 POWER (0.6%)
Reliant Resources, Inc.
 5.00%, due 8/15/10 (c)...........   1,540,000      1,753,675
                                                 ------------

OIL & GAS (0.5%)
Citigroup Global Markets Holdings,
 Inc.
 Series XOI (American Stock
   Exchange Oil Index)
 0.25%, due 2/18/10 (g)...........   1,245,000      1,477,815
                                                 ------------
PAPER & FOREST PRODUCTS (2.8%)
International Paper Co.
 (zero coupon), due 6/20/21.......   3,055,000      1,691,706
Lehman Brothers Holdings, Inc.
 Series IP (International Paper
   Co.)
 0.25%, due 5/8/10 (g)............   4,440,000      5,039,400
Merrill Lynch & Co., Inc.
 Series MWV (MeadWestvaco Corp.)
 0.25%, due 7/28/10 (g)...........   1,880,000      2,110,300
                                                 ------------
                                                    8,841,406
                                                 ------------
PHARMACEUTICALS (1.7%)
Citigroup Global Markets Holdings,
 Inc.
 Series K (Citigroup
 Pharmaceutical Basket)
 0.75%, due 7/20/09 (g)...........   1,370,000      1,519,193
Roche Holdings, Inc.
 (zero coupon), due 1/19/15
   (c)(f).........................   2,040,000      1,670,250
Teva Pharmaceutical Finance N.V.
 0.75%, due 8/15/21...............   1,670,000      2,246,150
                                                 ------------
                                                    5,435,593
                                                 ------------
ROAD & RAIL (0.9%)
Citigroup Global Markets Holdings,
 Inc.
 Series UNP (Union Pacific Corp.)
 0.25%, due 5/12/10 (g)...........   1,380,000      1,386,900
Goldman Sachs Group, Inc. (The)
 Series BNI (Burlington Northern
 Santa Fe Corp.)
 1.00%, due 10/30/07 (g)..........   1,450,000      1,477,188
                                                 ------------
                                                    2,864,088
                                                 ------------

                                    PRINCIPAL
                                    AMOUNT          VALUE
                                    -------------------------
SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (2.0%)
Agere Systems, Inc.
 6.50%, due 12/15/09..............  $  385,000   $    529,375
Brooks Automation, Inc.
 4.75%, due 6/1/08................     370,000        371,850
ChipPAC, Inc.
 2.50%, due 6/1/08................   2,210,000      2,781,837
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08...............   1,650,000      1,823,250
Micron Technology, Inc.
 2.50%, due 2/1/10................     395,000        524,363
Skyworks Solutions, Inc.
 4.75%, due 11/15/07..............     185,000        229,400
                                                 ------------
                                                    6,260,075
                                                 ------------
SOFTWARE (0.2%)
Mercury Interactive Corp.
 (zero coupon), due 5/1/08........     500,000        576,250
                                                 ------------

SPECIALTY RETAIL (0.4%)
Gap, Inc. (The)
 5.75%, due 3/15/09...............     790,000      1,215,613
                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.6%)
Morgan Stanley
 Series CNI (Canadian National
 Railway Co.)
 (zero coupon), due 5/30/10 (g)...   1,730,000      1,936,562
                                                 ------------

Total Convertible Bonds
 (Cost $175,441,910)..............                187,610,389
                                                 ------------

CONVERTIBLE PREFERRED STOCKS (21.3%)
                                      SHARES
                                    ----------
AEROSPACE & DEFENSE (0.9%)
Northrop Grumman Corp.
 7.25% (i)........................      28,100      2,913,970
                                                 ------------

AIRLINES (0.3%)
Continental Air Finance Trust II
 6.00%............................      32,800        952,118
                                                 ------------

AUTOMOBILES (3.0%)
Ford Motor Co. Capital Trust II
 6.50%............................      53,400      2,982,390
General Motors Corp.
 5.25%, Series B..................      41,500      1,115,105
 6.25%, Series C..................     164,400      5,310,120
                                                 ------------
                                                    9,407,615
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PREFERRED STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    ----------------------
CAPITAL MARKETS (1.7%)
Affiliated Managers Group, Inc.
 6.00%............................      73,500   $  1,783,845
DECS Trust IX
 6.75%, Series LAB................      42,270        591,357
Gabelli Asset Management, Inc.
 6.95%............................      64,000      1,680,000
State Street Corp.
 6.75%............................       5,600      1,360,688
                                                 ------------
                                                    5,415,890
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Cendant Corp.
 7.75% (e)........................      55,400      2,773,324
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.0%)
Corning, Inc.
 7.00%, Series C..................       1,450        783,181
Lucent Technologies Capital
 Trust I
 7.75%............................       2,195      2,332,188
                                                 ------------
                                                    3,115,369
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
CenturyTel, Inc.
 6.875%...........................      59,400      1,603,800
                                                 ------------

ELECTRIC UTILITIES (1.9%)
Dominion Resources, Inc.
 9.50% (j)........................      23,600      1,351,100
FPL Group, Inc.
 8.00%............................      39,100      2,208,759
PPL Capital Funding Trust I
 7.75% (k)........................     110,100      2,427,705
                                                 ------------
                                                    5,987,564
                                                 ------------
HEALTH CARE PROVIDERS &
 SERVICES (0.1%)
Anthem, Inc.
 5.00%............................       2,600        229,398
                                                 ------------

INSURANCE (4.0%)
Chubb Corp. (The)
 7.00%............................      47,900      1,380,478
Hartford Financial Services
 Group, Inc. (The)
 6.00%............................      19,000      1,123,280
 7.00%............................      46,000      2,790,360
Prudential Financial, Inc.
 6.75%............................      60,100      3,912,510
Travelers Property Casualty Corp.
 4.50%............................     135,700      3,324,650
                                                 ------------
                                                   12,531,278
                                                 ------------
IT SERVICES (0.1%)
Electronic Data Systems Corp.
 7.875%...........................       9,175        210,383
                                                 ------------

                                      SHARES        VALUE
                                    ----------------------


MACHINERY (0.7%)
Cummins Capital Trust I
 7.00%............................      36,710   $  2,312,730
                                                 ------------

MEDIA (0.9%)
Adelphia Communications Corp.
 7.50%, Series F (h)..............      29,800         46,190
Comcast Corp.
 2.00% (l)........................       8,500        335,750
Equity Securities Trust I
 6.50%, Series CVC................      11,400        284,658
Equity Securities Trust II
 6.25%, Series CVC................      60,400      1,555,300
Interpublic Group of Cos., Inc.
 (The) 5.375%, Series A...........      11,100        636,585
                                                 ------------
                                                    2,858,483
                                                 ------------
MULTI-UTILITIES & UNREGULATED
 POWER (0.4%)
Calpine Capital Trust
 5.75% (e)........................      23,000      1,118,375
                                                 ------------

OFFICE ELECTRONICS (0.5%)
Xerox Corp.
 6.25%............................      12,000      1,557,000
                                                 ------------

OIL & GAS (1.5%)
Chesapeake Energy Corp.
 5.00%............................       9,200      1,020,050
 6.00%............................      13,300      1,007,475
Kerr-McGee Corp.
 5.50%............................      57,000      2,844,300
                                                 ------------
                                                    4,871,825
                                                 ------------
PAPER & FOREST PRODUCTS (1.3%)
Boise Cascade Corp.
 7.50% (m)........................      58,410      2,990,008
International Paper Capital Trust
 5.25% (e)........................      20,800      1,055,600
                                                 ------------
                                                    4,045,608
                                                 ------------
REAL ESTATE (0.5%)
Glenborough Realty Trust, Inc.
 7.75%, Series A..................      65,000      1,592,500
                                                 ------------

SPECIALTY RETAIL (0.1%)
Toys "R" Us, Inc.
 6.25%............................       7,500        299,625
                                                 ------------

THRIFTS & MORTGAGE FINANCE (0.7%)
PMI Group, Inc. (The)
 5.875%...........................      90,300      2,324,322
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

CONVERTIBLE PREFERRED STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    ----------------------
WIRELESS TELECOMMUNICATION
 SERVICES (0.3%)
Nextel Communications, Inc.
 (zero coupon)....................       1,900   $  1,154,963
                                                 ------------
Total Convertible Preferred Stocks
 (Cost $59,684,582)...............                 67,276,140
                                                 ------------
Total Convertible Securities
 (Cost $235,126,492)..............                254,886,529
                                                 ------------
COMMON STOCKS (13.4%)
CAPITAL MARKETS (3.6%)
Bank of New York Co., Inc.
 (The)............................      56,200      1,861,344
DIAMONDS Trust
 Series I (e).....................      26,200      2,739,734
Merrill Lynch & Co., Inc..........      57,300      3,360,645
Nasdaq-100 Shares (a)(n)..........      41,100      1,498,506
S&P 500 Depositary Receipt
 (e)(n)...........................      16,800      1,869,504
                                                 ------------
                                                   11,329,733
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Moore Wallace, Inc. (a)...........      50,000        936,500
Quebecor World, Inc...............      26,200        539,458
                                                 ------------
                                                    1,475,958
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.6%)
Cisco Systems, Inc. (a)...........      29,200        709,268
Motorola, Inc.....................      63,700        896,259
Tekelec, Inc. (a).................       5,000         77,750
Tellabs, Inc. (a).................      21,200        178,716
                                                 ------------
                                                    1,861,993
                                                 ------------
COMPUTERS & PERIPHERALS (0.2%)
EMC Corp. (a)(e)..................      40,500        523,260
                                                 ------------

CONSTRUCTION & ENGINEERING (0.0%)(b)
McDermott International,
 Inc. (a).........................      10,800        129,060
                                                 ------------
CONTAINERS & PACKAGING (1.6%)
Smurfit-Stone Container
 Corp. (a)........................     279,800      5,195,886
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Citigroup, Inc....................      42,574      2,066,542
                                                 ------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Halliburton Co....................      65,000      1,690,000
Superior Energy Services,
 Inc. (a).........................      32,400        304,560
Tidewater, Inc....................      12,700        379,476
Transocean, Inc. (a)..............      37,300        895,573
                                                 ------------
                                                    3,269,609
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Brinker International, Inc. (a)...      72,100      2,390,836
FHC Delaware, Inc. (a)(o).........       6,624             66
                                                 ------------
                                                    2,390,902
                                                 ------------


                                      SHARES        VALUE
                                    ----------------------
INTERNET SOFTWARE & SERVICES (0.1%)
Interwoven, Inc. (a)..............      21,975   $    277,764
                                                 ------------

MEDIA (0.6%)
Clear Channel Communications,
 Inc..............................      34,800      1,629,684
Time Warner, Inc. (a).............      20,400        366,996
                                                 ------------
                                                    1,996,680
                                                 ------------
PAPER & FOREST PRODUCTS (1.7%)
Bowater, Inc......................      98,500      4,561,535
International Paper Co............      14,800        638,028
                                                 ------------
                                                    5,199,563
                                                 ------------
REAL ESTATE (0.1%)
FelCor Lodging Trust, Inc. (a)....      40,900        453,172
                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (0.7%)
ASE Test Ltd. (a).................     114,000      1,706,580
Fairchild Semiconductor
 International, Inc.
   Class A (a)....................       7,000        174,790
Taiwan Semiconductor
 Manufacturing Co. Ltd.
   ADR (a)(p).....................      39,204        401,449
                                                 ------------
                                                    2,282,819
                                                 ------------
SOFTWARE (1.1%)
Microsoft Corp....................      72,200      1,988,388
Oracle Corp. (a)..................      81,700      1,078,440
Quest Software, Inc. (a)..........      27,100        384,820
                                                 ------------
                                                    3,451,648
                                                 ------------
SPECIALTY RETAIL (0.1%)
Limited Brands....................      17,300        311,919
                                                 ------------

WIRELESS TELECOMMUNICATION
 SERVICES (0.0%)(b)
AT&T Wireless Services,
 Inc. (a).........................      14,481        115,703
                                                 ------------
Total Common Stocks
 (Cost $34,792,106)...............                 42,332,211
                                                 ------------

SHORT-TERM INVESTMENTS (12.1%)
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (2.8%)
Federal National Mortgage
 Association 0.85%, due 1/2/04....  $3,835,000      3,834,909
Neptune Funding Corp.
 1.01%, due 1/2/04 (q)............   1,500,000      1,499,958
UBS Finance Delaware LLC
 0.95%, due 1/2/04................   3,505,000      3,504,908
                                                 ------------
Total Commercial Paper
 (Cost $8,839,775)................                  8,839,775
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                      SHARES        VALUE
                                    -------------------------
INVESTMENT COMPANIES (4.0%)
AIM Institutional Funds Group
 0.99% (d)(q).....................     243,702   $    243,702
Merrill Lynch Premier
 Institutional Fund 1.05% (d).....  12,221,460     12,221,460
                                                 ------------
Total Investment Companies
 (Cost $12,465,162)...............                 12,465,162
                                                 ------------
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
MASTER NOTE (0.4%)
Banc of America Securities, LLC
 1.125%, due 1/2/04 (q)...........  $1,300,000      1,300,000
                                                 ------------
Total Master Note
 (Cost $1,300,000)................                  1,300,000
                                                 ------------
REPURCHASE AGREEMENTS (4.9%)
Banc One Capital Markets, Inc.
 1.1099%, dated 12/31/03 due
   1/2/04 (q)
 Proceeds at Maturity $500,030
 (Collateralized by Various Bonds
 with a Principal Amount of
 $510,236 and a Market Value of
 $510,000)........................     500,000        500,000
Countrywide Securities Corp.
 1.08%, dated 12/31/03 due 1/2/04
   (q)
 Proceeds at Maturity $9,534,564
 (Collateralized by Various Bonds
 with a Principal Amount of
 $2,333,468 and a Market Value of
 $9,876,898)......................   9,534,000      9,534,000
Merrill Lynch & Co., Inc.
 1.08%, dated 12/31/03 due
   1/2/04 (q)
 Proceeds at Maturity $5,586,331
 (Collateralized by Various Bonds
 with a Principal Amount of
 $5,159,636 and a Market Value of
 $5,709,813)......................   5,586,000      5,586,000
                                                 ------------
Total Repurchase Agreements
 (Cost $15,620,000)...............                 15,620,000
                                                 ------------
Total Short-Term Investments
 (Cost $38,224,937)...............                 38,224,937
                                                 ------------
Total Investments
 (Cost $308,143,535) (r)..........       106.2%   335,443,677(s)
Liabilities in Excess of
 Cash and Other Assets............        (6.2)   (19,728,423)
                                    ----------   ------------
Net Assets........................       100.0%  $315,715,254
                                    ==========   ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c)May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at December 31, 2003.
(e) Represents a security, or a portion there of, which is out on loan.
(f) LYON-Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g) Synthetic Convertible-An equity-linked security whose value is based upon the value of an underlying instrument (underlying instrument disclosed parenthetically).
(h) Issuer in default.
(i) Equity Units-Each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $100.00 by November 16, 2004.
(j) PIES Units (Premium Income Equity Security Units)-Each unit reflects a Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by November 16, 2004.
(k) PEPS Units (Premium Equity Participating Security Units)-Each unit reflects a Trust Preferred Security plus 1 purchase contract to acquire shares of common stock at $25.00 by May 18, 2004.
(l) ZONES-Zero-premium Option Note Exchangeable Security.
(m) Equity Units-Each unit reflects 1 share of a preferred security of Boise Cascade Trust I plus 1 purchase contract to acquire shares of common stock at a price based on the average trading price by December 16, 2004.
(n) Exchange Traded Fund-Represents a basket of securities that are traded on an exchange.
(o) Fair valued security.
(p) ADR-American Depositary Receipt.
(q) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(r) The cost for federal income tax purposes is $310,106,739.
(s) At December 31, 2003 net unrealized appreciation was $25,336,938, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $29,380,965 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,044,027.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $308,143,535)
  including $18,181,610 market value of
  securities loaned......................   $335,443,677
Cash.....................................          2,231
Receivables:
  Investment securities sold.............      1,840,433
  Dividends and interest.................        935,105
  Fund shares sold.......................        415,605
                                            ------------
        Total assets.....................    338,637,051
                                            ------------
LIABILITIES:
Securities lending collateral............     18,663,660
Payables:
  Investment securities purchased........      3,998,427
  Adviser................................         93,021
  Administrator..........................         51,678
  Fund shares redeemed...................         24,496
  Custodian..............................          4,239
  NYLIFE Distributors....................            600
Accrued expenses.........................         85,676
                                            ------------
        Total liabilities................     22,921,797
                                            ------------
Net assets...............................   $315,715,254
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    269,950
  Service Class..........................         21,900
Additional paid-in capital...............    324,664,787
Accumulated undistributed net
  investment income......................        265,840
Accumulated net realized loss
  on investments.........................    (36,807,365)
Net unrealized appreciation
  on investments.........................     27,300,142
                                            ------------
Net assets...............................   $315,715,254
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $292,043,052
                                            ============
  Shares of capital stock outstanding....     26,995,017
                                            ============
  Net asset value per share
    outstanding..........................   $      10.82
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 23,672,202
                                            ============
  Shares of capital stock outstanding....      2,190,024
                                            ============
  Net asset value per share
    outstanding..........................   $      10.81
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $  4,426,305
  Dividends (a)..........................      3,874,321
  Income from securities loaned--net.....         19,283
                                            ------------
        Total income.....................      8,319,909
                                            ------------
Expenses:
  Advisory...............................        885,729
  Administration.........................        492,072
  Shareholder communication..............        116,511
  Professional...........................         82,179
  Custodian..............................         31,005
  Directors..............................         13,752
  Service................................         12,441
  Portfolio pricing......................         11,751
  Miscellaneous..........................         15,081
                                            ------------
        Total expenses...................      1,660,521
                                            ------------
Net investment income....................      6,659,388
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      1,934,390
Net change in unrealized depreciation on
  investments............................     42,603,775
                                            ------------
Net realized and unrealized gain on
  investments............................     44,538,165
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 51,197,553
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $2,970.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $  6,659,388   $  6,038,409
 Net realized gain (loss) on investments, written option and
   foreign currency transactions............................     1,934,390    (15,677,031)
 Net change in unrealized depreciation on investments and
   foreign currency transactions............................    42,603,775     (7,870,584)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    51,197,553    (17,509,206)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................    (6,059,293)    (5,857,037)
   Service Class............................................      (454,004)            --
                                                              ------------   ------------
     Total dividends to shareholders                            (6,513,297)    (5,857,037)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    56,086,647     44,006,635
   Service Class............................................    22,609,558             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................     6,059,293      5,857,037
   Service Class............................................       454,004             --
                                                              ------------   ------------
                                                                85,209,502     49,863,672
 Cost of shares redeemed:
   Initial Class............................................   (18,089,291)   (24,798,470)
   Service Class............................................      (352,627)            --
                                                              ------------   ------------
 Increase in net assets derived from capital share
   transactions.............................................    66,767,584     25,065,202
                                                              ------------   ------------
Net increase in net assets..................................   111,451,840      1,698,959
NET ASSETS:
Beginning of year...........................................   204,263,414    202,564,455
                                                              ------------   ------------
End of year.................................................  $315,715,254   $204,263,414
                                                              ============   ============
Accumulated undistributed net investment income at end of
 year.......................................................  $    265,840   $     97,955
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                            INITIAL CLASS                        SERVICE CLASS
                                       -------------------------------------------------------   -------------
                                                                                                    JUNE 5,
                                                                                                    2003(A)
                                                                                                    THROUGH
                                                       YEAR ENDED DECEMBER 31                    DECEMBER 31,
                                         2003          2002       2001       2000       1999         2003*
                                       -----------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $   9,04      $  10.11   $  10.71   $  12.68   $  10.33     $   9.95
                                       --------      --------   --------   --------   --------     --------
Net investment income................      0.27(b)       0.28       0.36(c)     0.42      0.49         0.14(b)
Net realized and unrealized gain
 (loss) on investments...............      1.74         (1.08)     (0.58)(c)    (1.00)     3.81        0.94
                                       --------      --------   --------   --------   --------     --------
Total from investment operations.....      2.01         (0.80)     (0.22)     (0.58)      4.30         1.08
                                       --------      --------   --------   --------   --------     --------
Less dividends and distributions:
 From net investment income..........     (0.23)        (0.27)     (0.38)     (0.42)     (0.49)       (0.22)
 From net realized gain on
   investments.......................        --            --         --      (0.97)     (1.46)          --
                                       --------      --------   --------   --------   --------     --------
Total dividends and distributions....     (0.23)        (0.27)     (0.38)     (1.39)     (1.95)       (0.22)
                                       --------      --------   --------   --------   --------     --------
Net asset value at end of period.....  $  10.82      $   9.04   $  10.11   $  10.71   $  12.68     $  10.81
                                       ========      ========   ========   ========   ========     ========
Total investment return..............     22.23%        (7.91%)    (2.18%)    (5.02%)    41.98%       10.84%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      2.71%         2.97%      3.86%(c)     4.25%     4.52%       2.46%+(f)
 Expenses............................      0.67%         0.67%      0.67%      0.66%      0.71%        0.92%+
Portfolio turnover rate..............        76%           95%       171%       183%       264%          76%
Net assets at end of period (in
 000's)..............................  $292,043      $204,263   $202,564   $168,085   $ 94,834     $ 23,672

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

        Decrease net investment income......................  $(0.00)(e)
        Increase net realized and unrealized gains and
         losses.............................................    0.00(e)
        Decrease ratio of net investment income.............   (0.11%)

(d)  Total return is not annualized.
(e)  Less than one cent per share.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EQUITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCK (90.4%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE & DEFENSE (1.2%)
Raytheon Co. ...................     62,500    $  1,877,500
                                               ------------
AUTO COMPONENTS (1.2%)
Delphi Corp. ...................    187,000       1,909,270
                                               ------------

CHEMICALS (4.4%)
Air Products & Chemicals,
 Inc. ..........................     12,650         668,300
Arch Chemicals, Inc. ...........     97,300       2,496,718
Crompton Corp. .................    170,800       1,224,636
IMC Global, Inc. (a)............     11,600         115,188
Imperial Chemicals
 Industries PLC ADR (b).........    107,700       1,542,264
Olin Corp. .....................     50,275       1,008,517
                                               ------------
                                                  7,055,623
                                               ------------
COMMERCIAL BANKS (5.5%)
BB&T Corp. .....................     20,600         795,984
Compass Bancshares, Inc. .......     71,470       2,809,486
Hibernia Corp.
 Class A........................     35,197         827,481
Marshall & Ilsley Corp. ........     25,473         974,342
PNC Financial Services Group,
 Inc. (The).....................      7,300         399,529
SouthTrust Corp. ...............     91,159       2,983,634
                                               ------------
                                                  8,790,456
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (3.2%)
Imagistics International, Inc.
 (a)............................      4,836         181,350
Pitney Bowes, Inc. .............    122,700       4,984,074
                                               ------------
                                                  5,165,424
                                               ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Tellabs, Inc. (a)...............     48,200         406,326
                                               ------------

CONTAINERS & PACKAGING (7.5%)
Smurfit-Stone Container Corp.
 (a)............................    205,100       3,808,707
Temple-Inland, Inc. ............    129,300       8,103,231
                                               ------------
                                                 11,911,938
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
ALLTEL Corp. ...................     30,900       1,439,322
                                               ------------

ELECTRIC UTILITIES (5.1%)
DTE Energy Co. .................     58,900       2,320,660
Entergy Corp. ..................     36,300       2,073,819
PG&E Corp. (a)..................     28,994         805,163
PPL Corp. ......................     67,900       2,970,625
                                               ------------
                                                  8,170,267
                                               ------------
ENERGY EQUIPMENT & SERVICES (10.6%)
ENSCO International, Inc. ......    199,000       5,406,830
Pride International, Inc. (a)...    110,900       2,067,176

                                    SHARES        VALUE

                                  ------------------------
ENERGY EQUIPMENT & SERVICES (Continued)
Rowan Cos., Inc. (a)............    256,200    $  5,936,154
Transocean, Inc. (a)............    142,700       3,426,227
                                               ------------
                                                 16,836,387
                                               ------------

FOOD & STAPLES RETAILING (0.9%)
Safeway, Inc. (a)...............     63,500       1,391,285
                                               ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Apria Healthcare Group, Inc.
 (a)............................     53,500       1,523,145
                                               ------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Yum! Brands, Inc. (a)...........     59,800       2,057,120
                                               ------------

HOUSEHOLD DURABLES (1.0%)
Fortune Brands, Inc. ...........     23,150       1,654,994
                                               ------------

INSURANCE (2.8%)
Axis Capital Holdings, Ltd. ....      4,600         134,688
Hartford Financial Services
 Group, Inc. (The)..............     55,900       3,299,777
St. Paul Cos., Inc. (The).......     24,700         979,355
                                               ------------
                                                  4,413,820
                                               ------------
IT SERVICES (1.0%)
Computer Sciences Corp. (a).....     37,300       1,649,779
                                               ------------

LEISURE EQUIPMENT & PRODUCTS (1.2%)
Callaway Golf Co. ..............    114,800       1,934,380
                                               ------------

MACHINERY (10.7%)
AGCO Corp. (a)..................    151,700       3,055,238
Cummins, Inc. ..................    102,000       4,991,880
Ingersoll-Rand Co. Class A......      9,900         672,012
Navistar International Corp.
 (a)............................    173,780       8,322,324
Timken Co. (The)................      6,200         124,372
                                               ------------
                                                 17,165,826
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Constellation Energy Group,
 Inc. ..........................     30,100       1,178,716
                                               ------------

OIL & GAS (9.5%)
Burlington Resources, Inc. .....     24,500       1,356,810
Kerr-McGee Corp. ...............    125,200       5,820,548
Premcor, Inc. (a)...............     99,100       2,576,600
Unocal Corp. ...................     56,500       2,080,895
Valero Energy Corp. ............     71,000       3,290,140
                                               ------------
                                                 15,124,993
                                               ------------
PAPER & FOREST PRODUCTS (10.8%)
Boise Cascade Corp. ............    139,300       4,577,398
Bowater, Inc. ..................    138,410       6,409,767
MeadWestvaco Corp. .............    209,251       6,225,217
                                               ------------
                                                 17,212,382
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
REAL ESTATE (1.7%)
Highwoods Properties, Inc. .....     62,500    $  1,587,500
Mack-Cali Realty Corp. .........     27,260       1,134,561
                                               ------------
                                                  2,722,061
                                               ------------
ROAD & RAIL (3.6%)
Burlington Northern Santa Fe
 Corp. .........................    129,700       4,195,795
CSX Corp. ......................     41,000       1,473,540
                                               ------------
                                                  5,669,335
                                               ------------
SOFTWARE (0.5%)
BMC Software, Inc. .............     41,400         772,110
                                               ------------

SPECIALTY RETAIL (1.2%)
Limited Brands..................     40,000         721,200
Payless ShoeSource, Inc. (a)....     88,500       1,185,900
                                               ------------
                                                  1,907,100
                                               ------------
THRIFTS & MORTGAGE FINANCE (2.6%)
PMI Group, Inc. (The)...........     41,300       1,537,599
Sovereign Bancorp, Inc. ........    106,941       2,539,849
                                               ------------
                                                  4,077,448
                                               ------------
Total Common Stocks
 (Cost $124,505,090)............                144,017,007
                                               ------------

SHORT-TERM INVESTMENTS (9.4%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  -------------------------
COMMERCIAL PAPER (1.4%)
Rabobank USA Financial Corp.
 0.94%, due 1/2/04..............  $2,275,000   $  2,274,941
                                               ------------
Total Commercial Paper
 Cost $2,274,941)...............                  2,274,941
                                               ------------

FEDERAL AGENCIES (3.6%)
Federal Home Loan Bank
 0.95%, due 1/7/04..............  2,060,000       2,059,674
Federal National Mortgage
 Association
 0.85%, due 1/2/04..............  2,240,000       2,239,947
 0.97%, due 1/6/04..............  1,475,000       1,474,801
                                               ------------
Total Federal Agencies
 (Cost $5,774,422)..............                  5,774,422
                                               ------------
                                    SHARES
                                  ----------
INVESTMENT COMPANY (4.4%)
Merrill Lynch Premier
 Institutional Fund 1.05% (c)...  6,953,467       6,953,467
                                               ------------

Total Investment Company
 (Cost $6,953,467)..............                  6,953,467
                                               ------------

Total Short-Term Investments
 (Cost $15,002,830).............                 15,002,830
                                               ------------
Total Investments
 (Cost $139,507,920) (d)........       99.8%    159,019,837(e)
Cash and Other Assets
 Less Liabilities...............        0.2         240,516
                                  ----------   ------------
Net Assets......................      100.0%   $159,260,353
                                  ==========   ============
----------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) Floating rate. Rate shown is the rate in effect at
    December 31, 2003.
(d) The cost for federal income tax purposes is
    $139,663,208.
(e) At December 31, 2003 net unrealized appreciation was
    $19,356,629, based on cost for federal income tax
    purposes. This consisted of aggregate gross unrealized
    appreciation for all investments on which there was an
    excess of market value over cost of $20,707,951 and
    aggregate gross unrealized depreciation for all
    investments on which there was an excess of cost over
    market value of $1,351,322.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $139,507,920).........   $159,019,837
Cash.....................................          2,006
Receivables:
  Dividends..............................        298,893
  Fund shares sold.......................        137,576
                                            ------------
        Total assets.....................    159,458,312
                                            ------------
LIABILITIES:
Payables:
  Manager................................         89,669
  Fund shares redeemed...................         60,332
  Shareholder communication..............         21,669
  Custodian..............................          3,958
  NYLIFE Distributors....................          3,057
Accrued expenses.........................         19,274
                                            ------------
        Total liabilities................        197,959
                                            ------------
Net assets...............................   $159,260,353
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    133,235
  Service Class..........................         16,339
Additional paid-in capital...............    142,257,406
Accumulated net realized loss on
  investments............................     (2,658,544)
Net unrealized appreciation on
  investments............................     19,511,917
                                            ------------
Net assets...............................   $159,260,353
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $141,876,688
                                            ============
  Shares of capital stock outstanding....     13,323,456
                                            ============
  Net asset value per share
    outstanding..........................   $      10.65
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 17,383,665
                                            ============
  Shares of capital stock outstanding....      1,633,884
                                            ============
  Net asset value per share
    outstanding..........................   $      10.64
                                            ============


STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  2,197,626
  Interest...............................         64,543
                                            ------------
        Total income.....................      2,262,169
                                            ------------
Expenses:
  Manager................................        770,062
  Shareholder communication..............         58,382
  Professional...........................         50,156
  Custodian..............................         23,077
  Service................................          8,901
  Directors..............................          7,250
  Portfolio pricing......................          5,464
  Miscellaneous..........................         13,587
                                            ------------
        Total expenses...................        936,879
                                            ------------
Net investment income....................      1,325,290
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      3,939,121
Net change in unrealized depreciation on
  investments............................     26,168,345
                                            ------------
Net realized and unrealized gain on
  investments............................     30,107,466
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 31,432,756
                                            ============

------------

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,567.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

EQUITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  1,325,290   $    859,033
  Net realized gain (loss) on investments...................     3,939,121     (6,547,488)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    26,168,345     (7,438,567)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    31,432,756    (13,127,022)
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................    (1,207,211)      (851,845)
    Service Class...........................................      (135,516)            --
                                                              ------------   ------------
      Total dividends to Shareholders.......................    (1,342,727)      (851,845)
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    36,089,827     74,957,405
    Service Class...........................................    15,944,392             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................     1,207,211        851,845
    Service Class...........................................       135,516             --
                                                              ------------   ------------
                                                                53,376,946     75,809,250
  Cost of shares redeemed:
    Initial Class...........................................    (8,465,482)    (7,259,641)
    Service Class...........................................      (133,110)            --
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    44,778,354     68,549,609
                                                              ------------   ------------
Net increase in net assets..................................    74,868,383     54,570,742
NET ASSETS:
Beginning of year...........................................    84,391,970     29,821,228
                                                              ------------   ------------
End of year.................................................  $159,260,353   $ 84,391,970
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $     14,555
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 INITIAL CLASS                        SERVICE CLASS
                                                ------------------------------------------------      -------------
                                                                                      JULY 2,            JUNE 5,
                                                    YEAR              YEAR            2001(A)            2003(A)
                                                   ENDED             ENDED            THROUGH            THROUGH
                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                    2003              2002              2001              2003
                                                -------------------------------------------------------------------
Net asset value at beginning of period........    $   8.33          $   9.85          $  10.00          $   9.18
                                                  --------          --------          --------          --------
Net investment income.........................        0.11(b)           0.09              0.05              0.05(b)
Net realized and unrealized gain (loss) on
  investments.................................        2.30             (1.52)            (0.15)             1.50
                                                  --------          --------          --------          --------
Total from investment operations..............        2.41             (1.43)            (0.10)             1.55
                                                  --------          --------          --------          --------
Less dividends:
  From net investment income..................       (0.09)            (0.09)            (0.05)            (0.09)
                                                  --------          --------          --------          --------
Net asset value at end of period..............    $  10.65          $   8.33          $   9.85          $  10.64
                                                  ========          ========          ========          ========
Total investment return.......................       28.97%           (14.57%)           (1.03%)(c)        16.89%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.......................        1.21%             1.39%             1.60%+            0.96%+(d)
  Net expenses................................        0.84%             0.89%             0.89%+            1.09%+
  Expenses (before reimbursement).............        0.84%             0.92%             1.29%+            1.09%+
Portfolio turnover rate.......................          34%               46%               21%               34%
Net assets at end of period (in 000's)........    $141,877          $ 84,392          $ 29,821          $ 17,384

------------

(a)  Commencement of Operations.
     Per share data based on average shares outstanding during
(b)  the period.
(c)  Total return is not annualized.
     Represents income earned for the year by the Initial Class
(d)  shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

LONG-TERM BONDS (98.8%)+
ASSET-BACKED SECURITIES (5.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
CONSUMER FINANCE (2.6%)
BMW Vehicle Owner Trust
 Series A3 Class 2003-A
 1.94%, due 2/25/07..............  $ 2,440,000   $   2,445,951
Harley-Davidson Motorcycle Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10..............    3,430,000       3,543,509
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07.............    3,530,000       3,535,122
                                                 -------------
                                                     9,524,582
                                                 -------------
CONSUMER LOANS (0.5%)
Atlantic City Electric Transition
 Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.............    1,650,000       1,679,926
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..............    1,350,000       1,436,063
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............    1,591,649       1,600,899
Massachusetts RRB Special Purpose
 Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13...............    2,787,861       3,100,626
                                                 -------------
                                                     6,137,588
                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08...............    1,568,519       1,641,094
                                                 -------------
THRIFTS & MORTGAGE FINANCE (0.7%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.55%, due 4/7/18...............    2,425,000       2,516,245
                                                 -------------

Total Asset-Backed Securities
 (Cost $20,980,444)..............                   21,499,435
                                                 -------------
CORPORATE BONDS (3.9%)
COMMERCIAL BANKS (0.5%)
Bank of America Corp.
 5.13%, due 11/15/14.............    1,960,000       1,955,033
                                                 -------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
CONSUMER FINANCE (0.7%)
Ford Motor Credit Co.
 7.00%, due 10/1/13..............  $ 2,050,000   $   2,162,092
General Motors Acceptance Corp.
 6.88%, due 8/28/12..............      330,000         355,023
                                                 -------------
                                                     2,517,115
                                                 -------------
MEDIA (1.0%)
Comcast Cable Communications,
 Inc.
 8.88%, due 5/1/17...............    2,250,000       2,894,605
Tele-Communications, Inc.
 10.13%, due 4/15/22.............      645,000         911,323
                                                 -------------
                                                     3,805,928
                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Consumers Energy Co.
 4.80%, due 2/17/09 (a)..........    2,730,000       2,790,530
                                                 -------------

OTHER REVENUE (0.3%)
Harris County Texas Industrial
 Development Corp. Solid Waste
 5.68%, due 3/1/23...............    1,280,000       1,301,542
                                                 -------------

REAL ESTATE (0.6%)
HRPT Properties Trust
 6.40%, due 2/15/15..............    2,300,000       2,416,477
                                                 -------------

Total Corporate Bonds
 (Cost $14,499,679)..............                   14,786,625
                                                 -------------

MORTGAGE-BACKED SECURITY (0.7%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
MORTGAGE OBLIGATIONS) (0.7%)
Fannie Mae Grantor Trust
 Series 2003-T1 Class B
 4.49%, due 11/25/12.............    2,660,000       2,654,084
                                                 -------------

Total Mortgage-Backed Security
 (Cost $2,660,000)...............                    2,654,084
                                                 -------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (88.4%)
FEDERAL HOME LOAN MORTGAGE
CORPORATION (2.5%)
 6.00%, due 12/17/18.............    2,135,000       2,120,172
 6.25%, due 3/5/12...............    4,100,000       4,400,063
 7.75%, due 6/7/17...............    2,700,000       2,768,785
                                                 -------------
                                                     9,289,020
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                      U.S. GOVERNMENT &
                 FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (9.3%)
 5.00%, due 6/1/33-8/1/33........  $16,685,415   $  16,478,360
 5.50%, due 1/1/33 (d)...........   17,834,960      18,059,538
                                                 -------------
                                                    34,537,898
                                                 -------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (5.7%)
 5.25%, due 4/15/07-8/1/12.......   12,460,000      13,110,722
 5.50%, due 5/2/06...............    5,330,000       5,701,975
 6.25%, due 2/1/11...............    2,340,000       2,586,762
                                                 -------------
                                                    21,399,459
                                                 -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (37.1%)
 4.00%, due 9/1/2018.............    8,175,424       7,977,023
 4.50%, due 7/1/18-11/1/2018
 (c).............................   31,095,103      31,166,466
 5.00%, due 11/1/2017-10/1/33....   19,625,966      19,855,547
 5.50%, due 12/1/16-11/1/33
 (d).............................   29,385,693      30,114,095
 6.00%, due 12/1/16-3/1/33 (d)...   24,039,605      24,877,969
 6.00%, due 1/14/34 TBA (b)......    4,350,000       4,495,455
 6.50%, due 10/1/31-7/1/32.......    3,214,621       3,362,280
 7.00%, due 10/1/32-7/1/33 (d)...    7,889,573       8,353,952
 7.50%, due 1/1/30-8/1/31 (d)....    7,858,057       8,405,613
                                                 -------------
                                                   138,608,400
                                                 -------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (5.2%)
 6.00%, due 8/15/32-10/15/32
 (d).............................    8,702,246       9,052,112
 6.50%, due 7/15/28-7/15/32......    6,349,313       6,696,402
 7.50%, due 12/15/28-3/15/32
 (d).............................    3,474,170       3,730,345
                                                 -------------
                                                    19,478,859
                                                 -------------
HVIDE VAN OMMEREN TANKERS LLC (1.4%) (f)
 Series I
 7.54%, due 12/14/23.............    2,502,000       2,614,540
 Series II
 7.54%, due 12/14/23.............    2,501,000       2,613,495
                                                 -------------
                                                     5,228,035
                                                 -------------
OVERSEAS PRIVATE INVESTMENT
 CORPORATION (0.8%)(f)
 Series 1996-494-B
 Zero coupon, due 8/14/06........    2,880,000       3,060,870
                                                 -------------
UNITED STATES TREASURY BONDS (12.5%)
 5.38%, due 2/15/31 (c)..........    8,940,000       9,323,097
 6.25%, due 8/15/23-5/15/30
 (c).............................   13,200,000      15,149,216
 6.88%, due 8/15/25 (c)..........   12,985,000      15,884,810
 8.75%, due 8/15/20 (c)..........    4,265,000       6,098,950
                                                 -------------
                                                    46,456,073
                                                 -------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
UNITED STATES TREASURY NOTES (13.9%)
 3.00%, due 2/15/08 (c)..........  $20,280,000   $  20,374,261
 4.38%, due 5/15/07 (c)..........   11,195,000      11,854,889
 4.63%, due 5/15/06..............    1,630,000       1,727,546
 4.88%, due 2/15/12..............    2,255,000       2,388,185
 5.75%, due 8/15/10 (c)..........    1,750,000       1,962,188
 6.00%, due 8/15/09 (c)..........   11,830,000      13,399,782
                                                 -------------
                                                    51,706,851
                                                 -------------

Total U.S. Government &
 Federal Agencies
 (Cost $327,791,081).............                  329,765,465
                                                 -------------

Total Long-Term Bonds
 (Cost $365,931,204).............                  368,705,609
                                                 -------------
SHORT-TERM INVESTMENTS (30.2%)
ASSET-BACKED SECURITY (4.0%)
Chase USA Master Trust
 Series 19997-2 Class A
 1.21%, due 5/15/08 (e)..........   15,000,000      15,000,573
                                                 -------------

Total Asset-Backed Security
 (Cost $15,000,573)..............                   15,000,573
                                                 -------------

COMMERCIAL PAPER (4.1%)
Neptune Funding Discount CP
 1.0139%, due 1/2/04 (e).........   15,280,000      15,279,576
                                                 -------------

Total Commercial Paper
 (Cost $15,279,576)..............                   15,279,576
                                                 -------------

FEDERAL AGENCY (0.7%)
Federal Home Loan Bank
 (Discounted Note)
 0.62%, due 1/2/04...............    2,530,000       2,529,956
                                                 -------------

Total Federal Agency
 (Cost $2,529,956)...............                    2,529,956
                                                 -------------

INVESTMENT COMPANY (0.6%)
AIM Institutional Funds Group
 0.99%, due 1/2/04 (e)...........    2,047,418       2,047,418
                                                 -------------

Total Investment Company
 (Cost $2,047,418)...............                    2,047,418
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
MASTER NOTE (1.2%)
Bank of America LLC
 1.125%, due 1/2/04 (e)..........  $ 4,523,000   $   4,523,000
                                                 -------------

Total Master Note
 (Cost $4,523,000)...............                    4,523,000
                                                 -------------

REPURCHASE AGREEMENTS (19.6%)
Banc One Capital Markets, Inc.
 1.1249%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $17,500,588
 (Collateralized by Various Bonds
 with a Principal Amount of
 $17,868,257 and a Market Value
 of $17,850,001).................   17,500,000      17,500,000
                                                 -------------
Countrywide Securities Corp.
 1.0800%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $3,484,105
 (Collateralized by Various Bonds
 with a Principal Amount of
 $4,507,007 and a Market Value of
 $3,609,305).....................    3,484,000       3,484,000
                                                 -------------
Lehman Brothers Inc.
 1.0499%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $17,500,510
 (Collateralized by Various Bonds
 with a Principal Amount of
 $86,153,220 and a Market Value
 of $17,744,031).................   17,500,000      17,500,000
                                                 -------------
Merrill Lynch Pierce Fenner &
 Smith, Inc.
 1.0800%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $16,939,508
 (Collateralized by Various Bonds
 with a Principal Amount of
 $15,646,092 and a Market Value
 of $17,314,809).................   16,939,000      16,939,000
                                                 -------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------

REPURCHASE AGREEMENTS (Continued)
Morgan Stanley & Co., Inc.
 1.0499%, dated 12/31/03 due
 1/2/04 (e)
 Proceeds at Maturity $17,477,510
 (Collateralized by Various Bonds
 with a Principal Amount of
 $18,027,494 and a Market Value
 of $18,279,151).................  $17,477,000   $  17,477,000
                                                 -------------
Total Repurchase Agreements
 (Cost $72,900,000)..............                   72,900,000
                                                 -------------
Total Short-Term Investment
 (Cost $112,280,523).............                  112,280,523
                                                 -------------
Total Investments
 (Cost $478,211,727) (g).........        129.0%    480,986,132(h)
Liabilities in Excess of
 Cash and Other Assets...........        (29.0)   (108,133,350)
                                   -----------   -------------
Net Assets.......................        100.0   $ 372,852,782
                                   ===========   =============

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Represents securities out on loan or a portion of which is out on loan.
(d) Segregated as collateral for TBA.
(e) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(f) United States Government Guaranteed Security.
(g) The cost for federal income tax purpose is $478,578,732.
(h) At December 31, 2003 net unrealized appreciation was $2,407,400, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,321,804 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,914,404.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost
  $478,211,727)--including $107,322,263
  market value of securities loaned......   $480,986,132
Cash.....................................          1,039
Receivables:
  Investment securities sold.............      3,698,975
  Interest...............................      3,092,899
  Fund shares sold.......................        142,865
                                            ------------
        Total assets.....................    487,921,910
                                            ------------
LIABILITIES:
Securities lending collateral............    109,750,567
Payables:
  Investment securities purchased........      4,445,836
  Fund shares redeemed...................        605,000
  Adviser................................         96,149
  Administrator..........................         64,100
  Shareholder communication..............         61,261
  Custodian..............................          7,491
  NYLIFE Distributors....................          2,522
Accrued expenses.........................         36,202
                                            ------------
        Total liabilities................    115,069,128
                                            ------------
Net assets...............................   $372,852,782
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    334,944
  Service Class..........................         12,612
Additional paid-in capital...............    372,291,682
Distributions in excess of net investment
  income.................................        (20,222)
Accumulated net realized loss on
  investments............................     (2,540,639)
Net unrealized appreciation on
  investments............................      2,774,405
                                            ------------
Net assets...............................   $372,852,782
                                            ============
Initial Class............................
  Net assets applicable to outstanding
    shares...............................   $359,331,820
                                            ============
  Shares of capital stock outstanding....     33,494,425
                                            ============
  Net asset value per share
    outstanding..........................   $      10.73
                                            ============
Service Class............................
  Net assets applicable to outstanding
    shares...............................   $ 13,520,962
                                            ============
  Shares of capital stock outstanding....      1,261,246
                                            ============
  Net asset value per share
    outstanding..........................   $      10.72
                                            ============


STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $ 17,278,941
  Income from Securities loaned--net.....        169,788
                                            ------------
        Total Income.....................     17,448,729
                                            ------------
Expenses:
  Advisory...............................      1,361,795
  Administration.........................        907,864
  Shareholder communication..............        216,287
  Professional...........................        109,390
  Custodian..............................         53,282
  Directors..............................         25,067
  Portfolio pricing......................          9,712
  Service................................          9,089
  Miscellaneous..........................         16,204
                                            ------------
        Total expenses...................      2,708,690
                                            ------------
Net investment income....................     14,740,039
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      3,618,862
Net change in unrealized appreciation on
  investments............................    (11,082,191)
                                            ------------
Net realized and unrealized loss on
  investments............................     (7,463,329)
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  7,276,710
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 14,740,039   $ 11,608,328
  Net realized gain on investments..........................     3,618,862      3,739,202
  Net change in unrealized appreciation on investments......   (11,082,191)    12,081,416
                                                              ------------   ------------
  Net increase in net assets resulting from operations......     7,276,710     27,428,946
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................   (16,889,280)   (11,959,057)
    Service Class...........................................      (608,313)            --
                                                              ------------   ------------
      Total dividends to shareholders.......................   (17,497,593)   (11,959,057)
                                                              ============   ============
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................   102,859,265    217,582,363
    Service Class...........................................    14,071,403             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................    16,889,280     11,959,057
    Service Class...........................................       608,313             --
                                                              ------------   ------------
                                                               134,428,261    229,541,420
  Cost of shares redeemed:
    Initial Class...........................................  (183,509,906)   (35,582,297)
    Service Class...........................................      (660,551)            --
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................   (49,742,196)   193,959,123
                                                              ------------   ------------
Net increase (decrease) in net assets.......................   (59,963,079)   209,429,012
NET ASSETS:
Beginning of year...........................................   432,815,861    223,386,849
                                                              ------------   ------------
End of year.................................................  $372,852,782   $432,815,861
                                                              ============   ============
Accumulated undistributed (distributions in excess of) net
  investment income at end of year..........................  $    (20,222)  $    101,792
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                   INITIAL CLASS                          SERVICE CLASS
                                             ----------------------------------------------------------   -------------
                                                                                                             JUNE 4,
                                                                                                             2003(A)
                                                                                                             THROUGH
                                                               YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                               2003          2002       2001          2000       1999         2003
                                             --------------------------------------------------------------------------
Net asset value at beginning of period.....  $  11.05      $  10.35   $  10.11      $   9.56   $  10.27     $  11.42
                                             --------      --------   --------      --------   --------     --------
Net investment income......................      0.36(b)       0.31       0.42(c)       0.62       0.53         0.21(b)
Net realized and unrealized gain (loss) on
  investments..............................     (0.15)         0.71       0.25(c)       0.55      (0.71)       (0.39)
                                             --------      --------   --------      --------   --------     --------
Total from investment operations...........      0.21          1.02       0.67          1.17      (0.18)       (0.18)
                                             --------      --------   --------      --------   --------     --------
Less dividends:
  From net investment income...............     (0.53)        (0.32)     (0.43)        (0.62)     (0.53)       (0.52)
                                             --------      --------   --------      --------   --------     --------
Net asset value at end of period...........  $  10.73      $  11.05   $  10.35      $  10.11   $   9.56     $  10.72
                                             ========      ========   ========      ========   ========     ========
Total investment return....................      1.88%         9.85%      6.64%        12.22%     (1.74%)      (1.63%)(d)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income....................      3.25%         3.94%      5.01%(c)      6.29%      5.47%        3.00%+(e)
  Expenses.................................      0.59%         0.59%      0.60%         0.60%      0.59%        0.84%+
Portfolio turnover rate....................       106%          146%       137%          311%       328%         106%
Net assets at end of period (in 000's).....  $359,332      $432,816   $223,387      $130,390   $171,055     $ 13,521

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

       Decrease net investment income.......................  $(0.04)
       Increase net realized and unrealized gains and
        losses..............................................    0.04
       Decrease ratio of net investment income..............   (0.39%)

(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (98.9%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE & DEFENSE (2.9%)
Empresa Brasileira de Aeronautica
 S.A. ADR (b)....................      201,600   $  7,062,048
Northrop Grumman Corp............       86,200      8,240,720
United Technologies Corp.........      103,600      9,818,172
                                                 ------------
                                                   25,120,940
                                                 ------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.........      156,300      8,233,884
Coca-Cola Co. (The)..............      179,200      9,094,400
                                                 ------------
                                                   17,328,284
                                                 ------------
BIOTECHNOLOGY (4.2%)
Amgen, Inc. (a)..................      139,200      8,602,560
Chiron Corp. (a).................      189,100     10,776,809
Genzyme Corp. (a)................      213,900     10,553,826
Gilead Sciences, Inc. (a)........       73,800      4,290,732
Invitrogen Corp. (a).............       38,000      2,660,000
                                                 ------------
                                                   36,883,927
                                                 ------------
CAPITAL MARKETS (5.3%)
Bank of New York Co., Inc.
 (The)...........................      269,600      8,929,152
Franklin Resources, Inc..........      187,500      9,761,250
Goldman Sachs Group, Inc.
 (The)...........................      134,400     13,269,312
Morgan Stanley...................      244,800     14,166,576
                                                 ------------
                                                   46,126,290
                                                 ------------
CHEMICALS (2.1%)
E.I. du Pont de Nemours & Co.....       95,000      4,359,550
Eastman Chemical Co..............      118,500      4,684,305
PPG Industries, Inc..............      147,100      9,417,342
                                                 ------------
                                                   18,461,197
                                                 ------------
COMMERCIAL BANKS (5.0%)
Bank of America Corp.............      102,100      8,211,903
Bank One Corp....................      203,200      9,263,888
PNC Financial Services
 Group, Inc. (The)...............      159,200      8,713,016
U.S. Bancorp.....................      347,000     10,333,660
Wells Fargo & Co.................      125,000      7,361,250
                                                 ------------
                                                   43,883,717
                                                 ------------
COMMUNICATIONS EQUIPMENT (3.1%)
Avaya, Inc. (a)..................      592,100      7,661,774
Cisco Systems, Inc. (a)..........      514,200     12,489,918
Nokia Corp. ADR (b)..............      416,800      7,085,600
                                                 ------------
                                                   27,237,292
                                                 ------------
COMPUTERS & PERIPHERALS (4.5%)
Dell, Inc. (a)...................      423,300     14,375,268
EMC Corp. (a)....................      687,300      8,879,916
Hewlett-Packard Co...............      373,600      8,581,592
International Business Machines
 Corp............................       85,800      7,951,944
                                                 ------------
                                                   39,788,720
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------
CONSUMER FINANCE (2.0%)
American Express Co..............      191,700   $  9,245,691
MBNA Corp........................      338,400      8,409,240
                                                 ------------
                                                   17,654,931
                                                 ------------
CONTAINERS & PACKAGING (0.5%)
Smurfit-Stone Container Corp.
 (a).............................      247,800      4,601,646
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.3%)
Citigroup, Inc...................      410,184     19,910,331
                                                 ------------

ELECTRIC UTILITIES (3.0%)
Dominion Resources, Inc..........      122,600      7,825,558
Exelon Corp......................      136,500      9,058,140
Southern Co. (The)...............      301,400      9,117,350
                                                 ------------
                                                   26,001,048
                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Emerson Electric Co..............      102,500      6,636,875
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.4%)
ENSCO International, Inc.........      116,700      3,170,739
                                                 ------------

FOOD & STAPLES RETAILING (1.3%)
Wal-Mart Stores, Inc.............      207,700     11,018,485
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (6.1%)
Alcon, Inc.......................      145,400      8,802,516
Boston Scientific Corp. (a)......      453,800     16,681,688
Guidant Corp.....................      175,300     10,553,060
Stryker Corp.....................       83,200      7,072,832
Zimmer Holdings, Inc. (a)........      151,800     10,686,720
                                                 ------------
                                                   53,796,816
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.8%)
Aetna, Inc.......................       75,800      5,122,564
Anthem, Inc. (a).................      121,700      9,127,500
WellPoint Health Networks, Inc.
 (a).............................      105,000     10,183,950
                                                 ------------
                                                   24,434,014
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.0%)
International Game Technology....      296,500     10,585,050
McDonald's Corp..................      330,200      8,198,866
Starwood Hotels & Resorts
 Worldwide, Inc..................      207,800      7,474,566
                                                 ------------
                                                   26,258,482
                                                 ------------
HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble Co. (The).......      122,300     12,215,324
                                                 ------------

INDUSTRIAL CONGLOMERATES (5.1%)
3M Co............................      210,800     17,924,324
General Electric Co..............      589,000     18,247,220
Textron, Inc.....................      145,000      8,273,700
                                                 ------------
                                                   44,445,244
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                                   -----------------------
INSURANCE (3.4%)
ACE, Ltd.........................      218,200   $  9,037,844
Allstate Corp. (The).............      294,200     12,656,484
Travelers Property Casualty Corp.
 Class A.........................      459,200      7,705,376
                                                 ------------
                                                   29,399,704
                                                 ------------
INTERNET & CATALOG RETAIL (0.9%)
eBay, Inc. (a)...................      120,400      7,776,636
                                                 ------------

IT SERVICES (0.9%)
SunGard Data Systems, Inc. (a)...      295,500      8,188,305
                                                 ------------

MACHINERY (2.3%)
Eaton Corp.......................       87,600      9,459,048
Illinois Tool Works, Inc.........      125,300     10,513,923
                                                 ------------
                                                   19,972,971
                                                 ------------
MEDIA (4.6%)
Clear Channel Communications,
 Inc.............................      220,800     10,340,064
Comcast Corp. Class A (a)........      198,200      6,514,834
Time Warner, Inc. (a)............      549,600      9,887,304
Tribune Co.......................       86,600      4,468,560
Viacom, Inc. Class B.............      202,600      8,991,388
                                                 ------------
                                                   40,202,150
                                                 ------------
METALS & MINING (1.3%)
Phelps Dodge Corp. (a)...........      148,900     11,329,801
                                                 ------------
MULTILINE RETAIL (1.0%)
Target Corp......................      221,800      8,517,120
                                                 ------------
OIL & GAS (3.2%)
ConocoPhillips...................      163,900     10,746,923
Devon Energy Corp................      144,300      8,262,618
ExxonMobil Corp..................      225,000      9,225,000
                                                 ------------
                                                   28,234,541
                                                 ------------
PERSONAL PRODUCTS (1.4%)
Avon Products, Inc...............      184,500     12,451,905
                                                 ------------

PHARMACEUTICALS (3.8%)
Abbott Laboratories..............      232,600     10,839,160
Mylan Laboratories, Inc..........      185,500      4,685,730
Pfizer, Inc......................      264,100      9,330,653
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................      151,300      8,580,223
                                                 ------------
                                                   33,435,766
                                                 ------------

                                   SHARES           VALUE

                                   -----------------------
REAL ESTATE (2.2%)
Equity Office Properties Trust...      242,000   $  6,933,300
Equity Residential...............      278,118      8,207,262
ProLogis.........................      137,600      4,415,584
                                                 ------------
                                                   19,556,146
                                                 ------------
ROAD & RAIL (1.1%)
Canadian National Railway Co.....      154,400      9,770,432
                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.6%)
Applied Materials, Inc. (a)......      509,500     11,438,275
Intel Corp.......................      477,500     15,375,500
Micron Technology, Inc. (a)......      815,400     10,983,438
Teradyne, Inc. (a)...............      406,400     10,342,880
Texas Instruments, Inc...........      332,700      9,774,726
                                                 ------------
                                                   57,914,819
                                                 ------------
SOFTWARE (4.8%)
BEA Systems, Inc. (a)............      502,200      6,177,060
Mercury Interactive Corp. (a)....      133,400      6,488,576
Microsoft Corp...................      520,500     14,334,570
SAP AG ADR (b)...................      193,800      8,054,328
VERITAS Software Corp. (a).......      197,900      7,353,964
                                                 ------------
                                                   42,408,498
                                                 ------------
SPECIALTY RETAIL (1.6%)
Home Depot, Inc. (The)...........      227,600      8,077,524
TJX Cos., Inc. (The).............      271,200      5,979,960
                                                 ------------
                                                   14,057,484
                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
NIKE, Inc. Class B...............      136,400      9,337,944
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Nextel Communications, Inc.
 Class A (a).....................      270,700      7,595,842
                                                 ------------
Total Common Stocks
 (Cost $728,395,218).............                 865,124,366
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (1.0%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
U.S. GOVERNMENT & FEDERAL AGENCY (1.0%)
Inter-American Development Bank
 1.04%, due 1/5/04...............  $ 3,000,000   $  2,999,653
United States Treasury Bill
 0.60%, due 1/2/04...............    5,766,000      5,765,904
                                                 ------------
Total Short-Term Investments
 (Cost $8,765,557)...............                   8,765,557
                                                 ------------
Total Investments
 (Cost $737,160,775) (c).........         99.9%   873,889,923(d)
Cash and Other Assets,
 Less Liabilities................          0.1        629,199
                                   -----------   ------------
Net Assets.......................        100.0%  $874,519,122
                                   ===========   ============

------------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $738,430,737.
(d) At December 31, 2003 net unrealized appreciation was $135,459,186, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $146,271,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,811,848.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $737,160,775)........   $ 873,889,923
Cash....................................         129,344
Receivables:
  Dividends.............................       1,062,407
  Fund shares sold......................         133,452
                                           -------------
        Total assets....................     875,215,126
                                           -------------
LIABILITIES:
Payables:
  Fund shares redeemed..................         215,532
  Adviser...............................         180,452
  Administrator.........................         144,362
  Shareholder communication.............         108,353
  Custodian.............................           3,382
  NYLIFE Distributors...................           1,831
Accrued expenses........................          42,092
                                           -------------
        Total liabilities...............         696,004
                                           -------------
Net assets..............................   $ 874,519,122
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     460,966
  Service Class.........................           5,415
Additional paid-in capital..............     910,585,390
Accumulated net realized loss on
  investments...........................    (173,261,797)
Net unrealized appreciation on
  investments...........................     136,729,148
                                           -------------
Net assets..............................   $ 874,519,122
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 864,373,000
                                           =============
  Shares of capital stock outstanding...      46,096,563
                                           =============
  Net asset value per share
    outstanding.........................   $       18.75
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $  10,146,122
                                           =============
  Shares of capital stock outstanding...         541,503
                                           =============
  Net asset value per share
    outstanding.........................   $       18.74
                                           =============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a).........................   $  11,805,030
  Interest..............................         277,804
                                           -------------
        Total income....................      12,082,834
                                           -------------
Expenses:
  Advisory..............................       1,919,245
  Administration........................       1,535,396
  Shareholder communication.............         289,658
  Professional..........................         147,943
  Directors.............................          38,989
  Custodian.............................          18,567
  Service...............................           5,695
  Miscellaneous.........................          39,385
                                           -------------
        Total expenses..................       3,994,878
                                           -------------
Net investment income...................       8,087,956
                                           -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments........      18,759,322
Net change in unrealized depreciation on
  investments...........................     156,761,390
                                           -------------
Net realized and unrealized gain on
  investments...........................     175,520,712
                                           -------------
Net increase in net assets resulting
  from operations.......................   $ 183,608,668
                                           =============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $47,575.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003            2002
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  8,087,956   $    7,920,580
  Net realized gain (loss) on investments...................    18,759,322     (155,774,962)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   156,761,390     (104,374,143)
                                                              ------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   183,608,668     (252,228,525)
                                                              ------------   --------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................    (8,089,391)      (7,833,561)
    Service Class...........................................       (85,863)              --
                                                              ------------   --------------
      Total dividends to shareholders.......................    (8,175,254)      (7,833,561)
                                                              ------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    29,371,935       57,067,004
    Service Class...........................................     9,527,499               --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................     8,089,391        7,833,561
    Service Class...........................................        85,863               --
                                                              ------------   --------------
                                                                47,074,688       64,900,565
  Cost of shares redeemed:
    Initial Class...........................................   (79,528,644)    (132,984,013)
    Service Class...........................................      (146,680)              --
                                                              ------------   --------------
  Decrease in net assets derived from capital share
    transactions............................................   (32,600,636)     (68,083,448)
                                                              ------------   --------------
Net increase (decrease) in net assets.......................   142,832,778     (328,145,534)
NET ASSETS:
Beginning of year...........................................   731,686,344    1,059,831,878
                                                              ------------   --------------
End of year.................................................  $874,519,122   $  731,686,344
                                                              ============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $       87,019
                                                              ============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                   INITIAL CLASS                           SERVICE CLASS
                                           -------------------------------------------------------------   -------------
                                                                                                              JUNE 5,
                                                                                                              2003(A)
                                                                                                              THROUGH
                                                              YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                             2003       2002         2001          2000          1999          2003
                                           -----------------------------------------------------------------------------
Net asset value at beginning of period...  $  14.98   $  19.99    $    24.28    $    27.78    $    23.62      $ 16.45
                                           --------   --------    ----------    ----------    ----------      -------
Net investment income....................      0.17(b)     0.16         0.14          0.15          0.16         0.07(b)
Net realized and unrealized gain (loss)
  on investments.........................      3.78      (5.01)        (4.29)        (1.06)         6.89         2.38
                                           --------   --------    ----------    ----------    ----------      -------
Total from investment operations.........      3.95      (4.85)        (4.15)        (0.91)         7.05         2.45
                                           --------   --------    ----------    ----------    ----------      -------
Less dividends and distributions:
  From net investment income.............     (0.18)     (0.16)        (0.14)        (0.15)        (0.16)       (0.16)
  From net realized gain on
    investments..........................        --         --            --         (2.44)        (2.73)          --
                                           --------   --------    ----------    ----------    ----------      -------
Total dividends and distributions........     (0.18)     (0.16)        (0.14)        (2.59)        (2.89)       (0.16)
                                           --------   --------    ----------    ----------    ----------      -------
Net asset value at end of period.........  $  18.75   $  14.98    $    19.99    $    24.28    $    27.78      $ 18.74
                                           ========   ========    ==========    ==========    ==========      =======
Total investment return..................     26.37%    (24.25%)      (17.09%)       (3.34%)       29.96%       14.93%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..................      1.05%      0.89%         0.66%         0.55%         0.63%        0.80%+(d)
  Expenses...............................      0.52%      0.51%         0.50%         0.50%         0.49%        0.77%+
Portfolio turnover rate..................        72%       120%           93%           77%           71%          72%
Net assets at end of period (in 000's)...  $864,373   $731,686    $1,059,832    $1,331,634    $1,312,905      $10,146

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

LONG-TERM BONDS (82.5%)+
ASSET-BACKED SECURITIES (2.4%)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
AIRLINES (0.6%)
Continental Airlines, Inc.
 Pass-Through Certificates
 Series A
 7.875%, due 7/2/18............  $ 6,455,000   $     6,492,891
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15.............    1,229,114           840,702
                                               ---------------
                                                     7,333,593
                                               ---------------

MEDIA (0.1%)
United Artists Theatre Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d).........    1,578,618         1,562,832
                                               ---------------

MULTILINE RETAIL (0.1%)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (e).........      810,471           397,131
                                               ---------------

MULTI-UTILITIES & UNREGULATED POWER (1.6%)
AES Eastern Energy L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (f).........    8,508,694         9,411,806
Calpine Gilroy, L.P.
 10.00%, due 9/30/14 (g).......    5,408,558         5,408,558
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)........    5,545,000         4,602,350
                                               ---------------
                                                    19,422,714
                                               ---------------

Total Asset-Backed Securities
 (Cost $28,450,680)............                     28,716,270
                                               ---------------

CONVERTIBLE BONDS (5.1%)

AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.00%, due 6/3/23.............    1,900,000         1,731,375
                                               ---------------

COMMUNICATIONS EQUIPMENT (1.2%)
CIENA Corp.
 3.75%, due 2/1/08.............    4,355,000         4,028,375
Nortel Networks Corp.
 4.25%, due 9/1/08.............    7,295,000         6,939,369

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
COMMUNICATIONS EQUIPMENT (Continued)
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)........  $ 3,235,000   $     3,105,600
                                               ---------------
                                                    14,073,344
                                               ---------------

CONSUMER FINANCE (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05............      950,000           904,875
                                               ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
At Home Corp.
 0.5246%, due 12/28/18 (e).....    1,869,975           158,948
 4.75%, due 12/15/06 (e).......    9,032,054         1,309,648
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)........  E 2,075,000         2,826,687
 2.00%, due 12/16/06 (c).......    1,600,000         2,199,795
 2.00%, due 4/3/07 (c).........    2,415,000         3,289,854
Premiere Technologies, Inc.
 5.75%, due 7/1/04.............  $   387,000           385,065
                                               ---------------
                                                    10,169,997
                                               ---------------

ELECTRICAL EQUIPMENT (0.0%)(b)
Cherokee International LLC
 12.00%, due 11/1/08
   (g)(h)(i)...................      770,000           308,000
                                               ---------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21
 (j)...........................    7,640,000         5,472,150
Lincare Holdings, Inc.
 3.00%, due 6/15/33 (j)........    4,040,000         4,045,050
Province Healthcare Co.
 4.25%, due 10/10/08...........    1,485,000         1,472,006
                                               ---------------
                                                    10,989,206
                                               ---------------

INSURANCE (0.1%)
Loews Corp.
 3.125%, due 9/15/07...........      810,000           782,662
                                               ---------------

MEDIA (0.2%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (e)........    4,455,000         1,993,612
                                               ---------------

METALS & MINING (0.1%)
Algoma Steel, Inc.
 1.00%, due 12/31/30 (d)(k)....      833,000           749,700
                                               ---------------

PHARMACEUTICALS (0.3%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08............    3,475,000         3,687,844
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                CONVERTIBLE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
PHARMACEUTICALS (Continued)
SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (1.3%)
Atmel Corp.
 (zero coupon), due 5/23/21....  $ 6,975,000   $     3,016,688
LSI Logic Corp.
 4.00%, due 11/1/06............   10,355,000        10,173,787
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05 (j)........    2,460,000         2,447,700
                                               ---------------
                                                    15,638,175
                                               ---------------
Total Convertible Bonds
 (Cost $55,874,741)............                     61,028,790
                                               ---------------

CORPORATE BONDS (59.1%)

AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc.
 Series B
 8.00%, due 3/1/08.............      460,000           431,250
 8.50%, due 10/1/10 (c)........      470,000           504,075
 Series B
 8.875%, due 5/1/11 (j)........    2,685,000         2,517,187
K & F Industries, Inc.
 Series B
 9.625%, due 12/15/10..........    3,310,000         3,711,338
Sequa Corp.
 Series B
 8.875%, due 4/1/08............    2,275,000         2,468,375
 9.00%, due 8/1/09.............    1,700,000         1,874,250
                                               ---------------
                                                    11,506,475
                                               ---------------

AIRLINES (2.0%)
AMR Corp.
 9.00%, due 8/1/12 (j).........    2,130,000         1,810,500
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04............    3,280,000         3,280,000
 7.70%, due 15/15/05 (j).......    2,690,000         2,538,687
 8.30%, due 12/15/29...........    5,910,000         3,907,988
 Series A
 9.25%, due 12/27/07 (d).......    2,270,000         1,949,362
 9.25%, due 3/15/22............    1,000,000           721,250
Northwest Airlines, Inc.
 8.375%, due 3/15/04...........    1,825,000         1,834,125
 8.52%, due 4/7/04.............    2,155,000         2,165,775
 8.875%, due 6/1/06............    1,200,000         1,089,000
 9.875%, due 3/15/07...........    4,680,000         4,258,800
                                               ---------------
                                                    23,555,487
                                               ---------------
AUTO COMPONENTS (1.3%)
ArvinMeritor, Inc.
 8.75%, due 3/1/12.............    2,060,000         2,358,700

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
AUTO COMPONENTS (Continued)
Dana Corp.
 7.00%, due 3/1/29.............  $ 2,010,000   $     1,997,437
 9.00%, due 8/15/11............    2,260,000         2,723,300
Goodyear Tire & Rubber Co.
 (The)
 6.625%, due 12/1/06 (j).......    4,280,000         4,162,300
 8.50%, due 3/15/07 (j)........    1,380,000         1,355,850
Tenneco Automotive, Inc.
 Series B
 10.25%, due 7/15/13...........    2,070,000         2,354,625
                                               ---------------
                                                    14,952,212
                                               ---------------

AUTOMOBILES (0.4%)
General Motors Corp.
 8.375%, due 7/15/33...........    3,765,000         4,370,461
                                               ---------------

BUILDING PRODUCTS (1.0%)
Dayton Superior Corp.
 10.75%, due 9/15/08 (c).......    2,765,000         2,834,125
Interline Brands, Inc.
 11.50%, due 5/15/11...........    3,405,000         3,754,012
Jacuzzi Brands, Inc.
 9.625%, due 7/1/10 (c)........    4,600,000         5,060,000
Werner Holdings Co., Inc.
 Series A
 10.00%, due 11/15/07..........      380,000           220,400
                                               ---------------
                                                    11,868,537
                                               ---------------

CHEMICALS (2.6%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26............    2,400,000         2,088,000
 10.125%, due 9/1/08...........    1,755,000         1,921,725
 10.625%, due 5/1/11...........    2,430,000         2,685,150
 10.625%, due 5/1/11 (c).......    1,970,000         2,176,850
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09 (e).......    1,040,000           187,200
Lyondell Chemical Co.
 9.50%, due 12/15/08 (j).......    1,905,000         1,990,725
 Series A
 9.625%, due 5/1/07............    2,665,000         2,824,900
 10.50%, due 6/1/13............    3,125,000         3,406,250
Millennium America, Inc.
 7.625%, due 11/15/26 (j)......    3,150,000         2,929,500
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10..........    2,667,000         2,667,000
Terra Capital, Inc.
 12.875%, due 10/15/08.........    6,855,000         8,088,900
                                               ---------------
                                                    30,966,200
                                               ---------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
American Color Graphics, Inc.
 10.00%, due 6/15/10 (c).......    4,180,000         4,284,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

                 CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
COMMERCIAL SERVICES & SUPPLIES (Continued)
El Comandante Capital Corp.
 11.75%, due 12/15/03 (d)(e)...  $   891,000   $       445,500
Phoenix Color Corp.
 10.375%, due 2/1/09...........    3,065,000         2,731,681
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05...........    4,225,000         3,887,000
                                               ---------------
                                                    11,348,681
                                               ---------------

COMMUNICATIONS EQUIPMENT (1.8%)
Avaya, Inc.
 11.125%, due 4/1/09...........    6,165,000         7,213,050
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (j).......    3,545,000         3,296,850
 6.45%, due 3/15/29............    5,770,000         4,536,662
 7.25%, due 7/15/06 (j)........    6,635,000         6,734,525
                                               ---------------
                                                    21,781,087
                                               ---------------

CONSTRUCTION & ENGINEERING (1.3%)
Amsted Industries, Inc.
 10.25%, due 10/15/11 (c)......    4,625,000         5,110,625
Shaw Group, Inc. (The)
 10.75%, due 3/15/10 (c)(j)....    3,945,000         4,181,700
URS Corp.
 11.50%, due 9/15/09...........    4,510,000         5,101,937
 Series B
 12.25%, due 5/1/09............      880,000           940,500
                                               ---------------
                                                    15,334,762
                                               ---------------

CONTAINERS & PACKAGING (1.5%)
Applied Extrusion Technologies,
 Inc.
 Series B
 10.75%, due 7/1/11............    4,425,000         3,672,750
Owens-Brockway Glass
 Container, Inc.
 7.75%, due 5/15/11............    2,060,000         2,211,925
 8.25%, due 5/15/13............    1,200,000         1,288,500
 8.875%, due 2/15/09...........    5,715,000         6,265,069
Owens-Illinois, Inc.
 7.80%, due 5/15/18............    2,265,000         2,341,443
Tekni-Plex, Inc.
 8.75%, due 11/15/13 (c).......    1,825,000         1,902,562
                                               ---------------
                                                    17,682,249
                                               ---------------

DIVERSIFIED FINANCIALS (2.3%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........    4,909,005         5,326,270
Calpine Construction
 Finance Corp.
 9.75%, due 8/26/11 (c)........    3,295,000         3,430,919

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
DIVERSIFIED FINANCIALS (Continued)
Dollar Financial Group, Inc.
 9.75%, due 11/15/11 (c).......  $ 1,930,000   $     1,997,550
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11...........    2,596,000         2,738,780
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09...........    6,470,000         3,882,000
IPC Acquisition Corp.
 11.50%, due 12/15/09..........    5,305,000         5,782,450
UCAR Finance, Inc.
 10.25%, due 2/15/12...........    4,300,000         4,945,000
                                               ---------------
                                                    28,102,969
                                               ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
COLO.COM
 13.875%, due
   3/15/10
   (c)(d)(e)(i)(l)(m)..........        3,125            31,250
Mountain States Telephone &
 Telegraph Co.
 7.375%, due 5/1/30 (d)........    2,485,000         2,485,000
Qwest Communications
 International, Inc.
 Series B
 7.50%, due 11/1/08............    1,970,000         2,024,175
Qwest Corp.
 8.875%, due 3/15/12 (c).......    4,525,000         5,192,438
Qwest Services Corp.
 13.00%, due 12/15/07 (c)......    3,346,000         3,931,550
 13.50%, due 12/15/10 (c)......   11,037,000        13,409,955
 14.00%, due 12/15/14 (c)......       36,000            45,810
TSI Telecommunication Services,
 Inc.
 Series B
 12.75%, due 2/1/09............    4,835,000         5,306,412
U.S. West Communications, Inc.
 5.625%, due 11/15/08..........      300,000           297,000
 7.20%, due 11/1/04............    1,565,000         1,600,212
 7.25%, due 9/15/25............      920,000           920,000
 8.875%, due 6/1/31............    2,115,000         2,220,750
                                               ---------------
                                                    37,464,552
                                               ---------------

ELECTRIC UTILITIES (2.2%)
Cedar Brakes II LLC
 9.875%, due 9/1/13............    9,666,866        10,416,048
Mirant Americas Generation LLC
 7.20%, due 10/1/08 (e)........    4,515,000         3,815,175
 8.50%, due 10/1/21 (e)........    1,940,000         1,639,300
 9.125%, due 5/1/31 (e)........      945,000           798,525
PG&E Corp.
 6.875%, due 7/15/08 (c).......    6,000,000         6,495,000
TECO Energy, Inc.
 7.20%, due 5/1/11 (j).........    2,790,000         2,901,600
                                               ---------------
                                                    26,065,648
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
ELECTRIC UTILITIES (Continued)
ELECTRICAL EQUIPMENT (0.7%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09.........  $ 5,510,000   $     5,544,438
Sensus Metering Systems, Inc.
 8.625%, due 12/15/13 (c)......      805,000           826,131
Thomas & Betts Corp.
 6.625%, due 5/7/08............    2,270,000         2,343,775
                                               ---------------
                                                     8,714,344
                                               ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
ON Semiconductor Corp.
 13.00%, due 5/15/08...........    1,365,000         1,586,812
                                               ---------------
ENERGY EQUIPMENT & SERVICES (1.1%)
El Paso Natural Gas Co.
 7.50%, due 11/15/26...........      735,000           698,250
 Series A
 7.625%, due 8/1/10............    3,625,000         3,724,687
Grant Prideco, Inc.
 9.00%, due 12/15/09...........    1,000,000         1,120,000
 Series B
 9.625%, due 12/1/07...........      365,000           402,413
Halliburton Co.
 5.625%, due 12/1/08...........    1,380,000         1,459,368
Parker Drilling Co.
 9.625%, due 10/1/13 (c).......    4,400,000         4,576,000
 Series B
 10.125%, due 11/15/09 (j).....    1,070,000         1,134,200
                                               ---------------
                                                    13,114,918
                                               ---------------
FOOD PRODUCTS (1.1%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09...........    3,192,000         3,535,140
Seminis, Inc.
 10.25%, due 10/1/13 (c).......    1,815,000         1,951,125
Swift & Co.
 10.125%, due 10/1/09..........    1,750,000         1,855,000
 12.50%, due 1/1/10 (c)........    5,405,000         5,783,350
                                               ---------------
                                                    13,124,615
                                               ---------------
GAS UTILITIES (1.4%)
ANR Pipelines, Inc.
 9.625%, due 11/1/21...........    4,270,000         5,075,962
Southern Natural Gas Co.
 7.35%, due 2/15/31............    1,100,000         1,086,250
Star Gas Partners L.P.
 10.25%, due 2/15/13...........    4,050,000         4,414,500
Transcontinental Gas PipeLine
 Corp.
 Series B
 7.00%, due 8/15/11............    2,230,000         2,374,950
 7.25%, due 12/1/26............    3,025,000         3,100,625
 Series B
 8.875%, due 7/15/12...........    1,075,000         1,271,188
                                               ---------------
                                                    17,323,475
                                               ---------------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
dj Orthopedics, LLC
 12.625%, due 6/15/09..........  $ 3,384,000   $     3,773,160
Fisher Scientific
 International, Inc.
 8.125%, due 5/1/12............    5,120,000         5,491,200
                                               ---------------
                                                     9,264,360
                                               ---------------

HEALTH CARE PROVIDERS & SERVICES (3.3%)
AmeriPath, Inc.
 10.50%, due 4/1/13............    2,005,000         2,135,325
Ardent Health Services, Inc.
 10.00%, due 8/15/13 (c).......    1,010,000         1,100,900
Caremark Rx, Inc.
 7.375%, due 10/1/06...........    4,440,000         4,773,000
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95...........   10,270,000         9,836,041
Express Scripts, Inc.
 9.625%, due 6/15/09...........      820,000           881,500
National Nephrology Associates,
 Inc.
 9.00%, due 11/1/11 (c)........    1,525,000         1,597,437
QuadraMed Corp.
 10.00%, due 4/1/08 (c)(n).....    3,110,668         2,706,281
Quintiles Transnational Corp.
 10.00%, due 10/1/13 (c).......    8,215,000         8,872,200
Team Health, Inc.
 Series B
 12.00%, due 3/15/09...........    2,300,000         2,484,000
Tenet Healthcare Corp.
 6.875%, due 11/15/31..........    2,225,000         1,991,375
Triad Hospitals, Inc.
 Series B
 8.75%, due 5/1/09.............    2,794,000         3,027,997
                                               ---------------
                                                    39,406,056
                                               ---------------

HOTELS, RESTAURANTS & LEISURE (2.8%)
Gaylord Entertainment Co.
 8.00%, due 11/15/13 (c).......    1,065,000         1,123,575
Hilton Hotels Corp.
 7.625%, due 5/15/08...........    2,707,000         3,011,537
 8.25%, due 2/15/11............      540,000           622,350
Jacobs Entertainment Co.
 11.875%, due 2/1/09...........    1,765,000         1,976,800
MGM Mirage, Inc.
 8.375%, due 2/1/11 (j)........    2,420,000         2,740,650
Mirage Resorts, Inc.
 7.25%, due 10/15/06...........    2,335,000         2,515,962

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

                 CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
HOTELS, RESTAURANTS & LEISURE (Continued)
Park Place Entertainment Corp.
 7.875%, due 12/15/05..........  $ 1,550,000   $     1,660,437
 8.875%, due 9/15/08...........    3,000,000         3,397,500
 9.375%, due 2/15/07...........      875,000           990,938
President Casinos, Inc.
 12.00%, due 9/15/04
   (c)(d)(e)(i)................      895,000           626,500
 13.00%, due 9/15/04
   (d)(e)(i)...................    1,752,000           832,200
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15..........    4,300,000         4,601,000
Vail Resorts, Inc.
 8.75%, due 5/15/09............    3,050,000         3,217,750
Venetian Casino Resort LLC
 11.00%, due 6/15/10...........    4,035,000         4,680,600
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.........    1,250,000         1,325,000
                                               ---------------
                                                    33,322,799
                                               ---------------

HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09............      740,000           704,850
                                               ---------------

INSURANCE (0.8%)
Crum & Forster Holding Corp.
 10.375%, due 6/15/13 (c)......    4,200,000         4,667,250
Fremont General Corp.
 Series B
 7.875%, due 3/17/09...........    4,845,000         4,778,381
Lumbermens Mutual Casualty Co.
 8.45%, due 12/1/97 (c)(e).....      555,000            19,425
 9.15%, due 7/1/26 (c)(e)......   12,235,000           428,225
                                               ---------------
                                                     9,893,281
                                               ---------------

INTERNET SOFTWARE & SERVICES (0.2%)
Globix Corp.
 11.00%, due 5/1/08
   (c)(d)(h)...................    2,254,994         1,984,395
                                               ---------------

IT SERVICES (0.3%)
Unisys Corp.
 7.25%, due 1/15/05............      705,000           730,566
 8.125%, due 6/1/06............    2,525,000         2,727,000
                                               ---------------
                                                     3,457,566
                                               ---------------
MACHINERY (0.7%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07.............    7,850,000         6,790,250
Titan Wheel International, Inc.
 8.75%, due 4/1/07 (j).........    1,750,000         1,347,500
                                               ---------------
                                                     8,137,750
                                               ---------------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
MEDIA (5.6%)
@Entertainment, Inc.
 Series B
 14.50%, due 7/15/08 (d)(e)....  $ 7,500,000   $     2,709,375
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (e)........      390,000           362,700
 9.375%, due 11/15/09 (e)......    2,265,000         2,140,425
 10.25%, due 11/1/06 (e).......    3,285,000         3,055,050
 10.25%, due 6/15/11 (e).......    6,425,000         6,071,625
Emmis Communications Corp.
 (zero coupon), due 3/15/11
 12.50%, beginning 3/15/06.....    3,355,000         3,107,569
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (e)......    5,475,000         5,858,250
 11.875%, due 9/15/07 (e)......    2,750,000         2,915,000
 Series B
 11.875%, due 9/15/07 (e)......    1,650,000         1,749,000
Garden State Newspapers, Inc.
 8.625%, due 7/1/11............    1,925,000         2,045,312
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(h)........................    3,791,834         4,502,803
Jones Intercable, Inc.
 8.875%, due 4/1/07............    3,040,000         3,151,468
Medianews Group, Inc.
 6.875%, due 10/1/13 (c).......    1,615,000         1,643,262
Morris Publishing Group, Inc.
 7.00%, due 8/1/13 (c).........    4,820,000         4,892,300
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06.....   10,250,000         8,994,375
Radio One, Inc.
 Series B
 8.875%, due 7/1/11............    2,675,000         2,949,188
Radio Unica Corp.
 11.75%, due 8/1/06 (e)........    4,758,000         3,199,755
Vertis, Inc.
 9.75%, due 4/1/09.............    3,880,000         4,214,650
Young Broadcasting, Inc.
 8.50%, due 12/15/08 (c).......      780,000           838,500
Ziff Davis Media, Inc.
 Series B
 13.00%, due 8/12/09...........    2,424,638         2,306,437
                                               ---------------
                                                    66,707,044
                                               ---------------

METALS & MINING (1.7%)
AK Steel Corp.
 7.75%, due 6/15/12............    5,920,000         5,061,600
Allegheny Ludlum Corp.
 6.95%, due 12/15/25...........    3,470,000         2,949,500
 8.375%, due 12/15/11..........    1,390,000         1,362,200
Commonwealth Industries, Inc.
 10.75%, due 10/1/06...........    5,175,000         5,278,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
METALS & MINING (Continued)
Ormet Corp.
 11.00%, due 8/15/08 (c)(e)....  $ 2,465,000   $       640,900
United States Steel LLC
 9.75%, due 5/15/10............      770,000           866,250
 10.75%, due 8/1/08............    3,980,000         4,656,600
                                               ---------------
                                                    20,815,550
                                               ---------------

MULTI-UTILITIES & UNREGULATED POWER (3.2%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)........    5,525,000         6,243,250
 10.00%, due 12/15/05 (c)......    3,307,045         3,364,919
Calpine Corp.
 7.625%, due 4/15/06 (j).......    2,220,000         1,964,700
 7.75%, due 4/15/09 (j)........    1,790,000         1,378,300
 8.25%, due 8/15/05 (j)........      765,000           740,137
 8.50%, due 7/15/10 (c)(j).....    7,270,000         7,088,250
 8.50%, due 2/15/11 (j)........    2,515,000         1,989,994
 8.75%, due 7/15/07 (j)........    1,380,000         1,131,600
NRG Energy, Inc.
 8.00%, due 12/15/13 (c).......    3,135,000         3,295,669
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (e)......    8,105,000         5,673,500
Reliant Resources, Inc.
 9.25%, due 7/15/10 (c)........    1,535,000         1,627,100
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05............      817,578           844,149
Westar Energy, Inc.
 6.875%, due 8/1/04............      900,000           913,500
 7.125%, due 8/1/09............      855,000           895,689
 7.875%, due 5/1/07............    1,205,000         1,346,587
                                               ---------------
                                                    38,497,344
                                               ---------------

OFFICE ELECTRONICS (0.2%)
Xerox Corp.
 9.75%, due 1/15/09 (j)........    2,440,000         2,854,800
                                               ---------------

OIL & GAS (5.2%)
Comstock Resources, Inc.
 11.25%, due 5/1/07............    2,680,000         2,881,000
Dynegy Holdings, Inc.
 9.875%, due 7/15/10 (c).......    4,760,000         5,355,000
 10.125%, due 7/15/13 (c)......    1,500,000         1,725,000
El Paso Corp.
 6.95%, due 12/15/07 (j).......    1,005,000           966,056
 7.80%, due 8/1/31.............    1,145,000           974,681
El Paso Production Holding Co.
 7.75%, due 6/1/13 (c).........    9,440,000         9,298,400
Energy Corporation of America
 Series A
 9.50%, due 5/15/07............    4,200,000         3,360,000

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
OIL & GAS (Continued)
Gemstone Investors Ltd.
 7.71%, due 10/31/04 (c).......  $   700,000   $       707,000
Gulfterra Energy Partners L.P.
 10.625%, due 12/1/12..........    2,504,000         3,104,960
Newfield Exploration Co.
 7.625%, due 3/1/11............      345,000           384,675
 8.375%, due 8/15/12...........      340,000           380,800
Northwest Pipelines Corp.
 7.125%, due 12/1/25...........    4,180,000         4,232,250
PG&E Gas Transmission
 Northwest Corp.
 7.10%, due 6/1/05.............    4,630,000         4,687,875
Plains Exploration & Production
 Co.
 Series B
 8.75%, due 7/1/12.............    3,310,000         3,636,863
Tennessee Gas Pipeline Co.
 7.00%, due 3/15/27............    1,855,000         1,924,562
 7.00%, due 10/15/28...........    4,025,000         3,823,750
 7.50%, due 4/1/17.............    1,820,000         1,879,150
 7.625%, due 4/1/37............    1,325,000         1,305,125
 8.375%, due 6/15/32...........    1,400,000         1,485,750
Vintage Petroleum, Inc.
 8.25%, due 5/1/12.............    7,205,000         7,835,437
Westport Resources Corp.
 8.25%, due 11/1/11............    2,395,000         2,634,500
 8.25%, due 11/1/11 (c)........      111,000           122,100
                                               ---------------
                                                    62,704,934
                                               ---------------

PAPER & FOREST PRODUCTS (2.4%)
Bowater, Inc.
 9.00%, due 8/1/09 (j).........    2,205,000         2,446,031
Georgia-Pacific Corp.
 7.25%, due 6/1/28.............    3,375,000         3,235,781
 7.375%, due 12/1/25...........    1,310,000         1,272,338
 7.75%, due 11/15/29...........    4,005,000         3,994,987
 8.00%, due 1/15/24 (c)........    5,330,000         5,436,600
 8.875%, due 2/1/10............    1,180,000         1,345,200
 8.875%, due 5/15/31...........    4,450,000         4,895,000
 9.375%, due 2/1/13............    1,600,000         1,840,000
Louisiana-Pacific Corp.
 10.875%, due 11/15/08.........      560,000           666,400
Pope & Talbot, Inc.
 8.375%, due 6/1/13............    3,740,000         3,730,650
                                               ---------------
                                                    28,862,987
                                               ---------------

PERSONAL PRODUCTS (0.2%)
Herbalife International, Inc.
 11.75%, due 7/15/10...........    2,585,000         3,011,525
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

                 CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
PHARMACEUTICALS (0.1%)
Valeant Pharmaceuticals
 International
 7.00%, due 12/15/11 (c).......  $   865,000   $       890,950
                                               ---------------

REAL ESTATE (1.8%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11...........    5,290,000         5,977,700
CBRE Escrow, Inc.
 9.75%, due 5/15/10 (c)........    3,225,000         3,579,750
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07............    6,920,000         7,231,400
OMEGA Healthcare Investors,
 Inc.
 6.95%, due 8/1/07.............    2,270,000         2,252,975
Senior Housing Properties Trust
 8.625%, due 1/15/12...........    2,750,000         2,997,500
                                               ---------------
                                                    22,039,325
                                               ---------------
SEMICONDUCTORS &
 SEMICONDUCTOR EQUIPMENT (0.6%)
Micron Technology, Inc.
 6.50%, due 9/30/05
   (c)(d)(g)...................    7,000,000         6,965,000
                                               ---------------

SPECIALTY RETAIL (0.9%)
Gap, Inc. (The)
 6.90%, due 9/15/07 (j)........    1,720,000         1,898,450
Rent-Way, Inc.
 11.875%, due 6/15/10 (c)......    4,560,000         5,084,400
Stratus Technologies, Inc.
 10.375%, due 12/1/08 (c)......    3,215,000         3,411,919
                                               ---------------
                                                    10,394,769
                                               ---------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Levi Strauss & Co.
 7.00%, due 11/1/06 (j)........    2,920,000         1,876,100
                                               ---------------
TOBACCO (0.9%)
Commonwealth Brands, Inc.
 9.75%, due 4/15/08 (c)........    5,635,000         6,198,500
 10.625%, due 9/1/08 (c).......    3,110,000         3,421,000
Standard Commercial
 Tobacco Co., Inc.
 8.875%, due 8/1/05............      891,000           907,706
                                               ---------------
                                                    10,527,206
                                               ---------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13 (c).......      790,000           812,712
                                               ---------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Alamosa (Delaware), Inc.
 (zero coupon), due 7/31/09
 12.00%, beginning 7/31/05.....    6,010,000         5,409,000
 11.00%, due 7/31/10...........      513,000           556,605

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
WIRELESS TELECOMMUNICATION SERVICES (Continued)
Loral CyberStar, Inc.
 10.00%, due 7/15/06 (e).......  $ 5,773,000   $     4,272,020
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04....    4,830,000         3,501,750
                                               ---------------
                                                    13,739,375
                                               ---------------
Total Corporate Bonds
 (Cost $652,981,814)...........                    705,734,162
                                               ---------------

FOREIGN CORPORATE BONDS (8.5%)

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06.....    7,850,000         6,917,813
 11.125%, due 7/15/11..........      955,000         1,105,412
                                               ---------------
                                                     8,023,225
                                               ---------------

COMMUNICATIONS EQUIPMENT (0.9%)
Marconi Corp. PLC
 8.00%, due 4/30/08............    2,559,184         2,610,368
 10.00%, due 10/31/08..........      397,472           437,219
Nortel Networks Ltd.
 6.125%, due 2/15/06...........    7,680,000         7,776,000
                                               ---------------
                                                    10,823,587
                                               ---------------

CONSTRUCTION & ENGINEERING (0.3%)
J. Ray McDermott, S.A.
 11.00%, due 12/15/13 (c)......    3,565,000         3,743,250
                                               ---------------

CONTAINERS & PACKAGING (1.0%)
Crown Euro Holdings S.A.
 9.50%, due 3/1/11.............    6,295,000         7,129,088
 10.875%, due 3/1/13...........    4,280,000         5,034,350
                                               ---------------
                                                    12,163,438
                                               ---------------

FOOD & STAPLES RETAILING (0.0%) (b)
Parmalat Finance Corp. BV
 6.25%, due 2/7/05 (e).........   E  790,000           179,364
                                               ---------------

FOOD PRODUCTS (0.6%)
Burns Philip Capital Property
 Ltd.
 9.50%, due 11/15/10 (c).......  $ 1,545,000         1,676,325
 10.75%, due 2/15/11 (c).......    4,785,000         5,215,650
                                               ---------------
                                                     6,891,975
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

             FOREIGN CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
MARINE (0.3%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
   (c)(d)(e)...................  $ 7,885,000   $     3,311,700
                                               ---------------
MEDIA (2.6%)
CanWest Media, Inc.
 Series B
 7.625%, due 4/15/13...........      820,000           897,900
Hollinger, Inc.
 11.875%, due 3/1/11 (c).......    2,870,000         3,117,538
Shaw Communications, Inc.
 7.50%, due 11/20/13...........  C$5,470,000         4,281,520
Sun Media Corp.
 7.625%, due 2/15/13...........  $ 2,330,000         2,493,100
TDL Infomedia Group Ltd.
 12.125%, due 10/15/09.........  L 2,160,000         4,272,733
Telenet Communications N.V.
 9.00%, due 12/15/13 (c).......  E 2,125,000         2,760,781
Telenet Group Holding N.V.
 (zero coupon), due 6/15/14
 11.50%, beginning 12/15/08
   (c).........................  $ 4,380,000         2,759,400
Vivendi Universal S.A.
 6.25%, due 7/15/08 (c)........    1,400,000         1,482,250
 9.25%, due 4/15/10 (c)........    7,605,000         9,011,925
                                               ---------------
                                                    31,077,147
                                               ---------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08.............    7,960,000         6,348,100
                                               ---------------

OIL & GAS (0.2%)
Baytex Energy Ltd.
 9.625%, due 7/15/10...........    2,040,000         2,152,200
                                               ---------------
PAPER & FOREST PRODUCTS (0.1%)
Tembec Industries, Inc.
 7.75%, due 3/15/12............    1,005,000           999,975
                                               ---------------

PERSONAL PRODUCTS (0.3%)
Jafra Cosmetics International,
 Inc.
 10.75%, due 5/15/11...........    3,560,000         3,907,100
                                               ---------------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------

ROAD & RAIL (0.4%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 12.50%, due 6/15/12...........  $ 4,005,000   $     4,565,700
                                               ---------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Millicom International Cellular
 S.A.
 11.00%, due 6/1/06 (c)........    2,820,000         2,975,100
Nextel International, Inc.
 (zero coupon), due 11/1/09
 13.00%, beginning 11/1/04
   (d).........................    4,035,420         4,116,128
                                               ---------------
                                                     7,091,228
                                               ---------------
Total Foreign Corporate Bonds
 (Cost $93,876,890)............                    101,277,989
                                               ---------------

                      LOAN ASSIGNMENTS &
                    PARTICIPATIONS (1.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due
   6/30/08 (d)(e)(g)(i)(o).....    3,225,213               323
 Bank debt, Term Loan B
 6.625%, due
   6/30/08 (d)(e)(g)(i)(o).....    2,304,787               230
Qwest Corp.
 Bank debt, Term Loan
 6.95%, due 6/30/10
   (d)(g)(o)...................    4,250,000         4,354,125
Qwest Services Corp.
 Bank debt, Revolver
 4.62%, due 5/3/05 (d)(g)(o)...       55,898            55,647
                                               ---------------
                                                     4,410,325
                                               ---------------
INSURANCE (0.3%)
Conseco, Inc.
 Bank debt, Term Loan A
 7.25%, due 9/10/10
   (d)(g)(o)...................    2,692,308         2,692,308
 Bank debt, Term Loan B
 9.50%, due 9/10/10
   (d)(g)(o)...................      807,692           811,394
                                               ---------------
                                                     3,503,702
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Mirant Corp.
 Bank debt, Revolver
 5.00%, due 7/15/05
   (d)(e)(g)(o)................  $   657,323   $       511,068
NRG Energy, Inc.
 Bank debt, Term Loan B
 5.50%, due 6/23/10
   (d)(g)(o)...................    2,375,000         2,422,500
 Credit Link Deposit
 1.07%, due 6/23/10
   (d)(g)(o)...................      625,000           637,500
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06
   (d)(g)(o)...................    9,875,000         9,924,375
                                               ---------------
                                                    13,495,443
                                               ---------------
Total Loan Assignments &
 Participations
 (Cost $22,701,449)............                     21,409,470
                                               ---------------

              MORTGAGE-BACKED SECURITIES (0.1%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
OBLIGATIONS) (0.1%)
Commercial Trust I
 Series 1993-KA Class A2
 7.625%, due 12/15/13 (e)......    1,105,676           221,135
Debit Securitized Lease Trust
 Series 1993-K1 Class A1
 6.66%, due 8/15/10............      975,674           565,891
 Series 1994-K1 Class A1
 7.60%, due 8/15/07............      313,934           182,082
 Series 1994-K1 Class A2
 8.375%, due 8/15/15...........      751,051           428,099
 Series 1994-K1 Class A3
 8.55%, due 8/15/19............      678,595           386,799
                                               ---------------
Total Mortgage-Backed
 Securities
 (Cost $2,356,377).............                      1,784,006
                                               ---------------

                    MUNICIPAL BONDS (0.5%)
IOWA (0.2%)
Tobacco Settlement Authority
 5.30%, due 6/1/25.............    1,400,000         1,210,468
 5.60%, due 6/1/35.............      825,000           691,895
                                               ---------------
                                                     1,902,363
                                               ---------------
NEW JERSEY (0.2%)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37.............      340,000           304,055
 6.25%, due 6/1/43.............    2,720,000         2,495,899
                                               ---------------
                                                     2,799,954
                                               ---------------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
RHODE ISLAND (0.1%)
Tobacco Settlement Financing
 Corp.
 6.25%, due 6/1/42.............  $   980,000   $       888,733
                                               ---------------
Total Municipal Bonds
 (Cost $4,956,045).............                      5,591,050
                                               ---------------

                 U.S. GOVERNMENT BOND (1.2%)
UNITED STATES TREASURY BOND (1.2%)
 5.375%, due 2/15/31 (j).......   13,875,000        14,469,572
                                               ---------------
Total U.S. Government Bond
 (Cost $14,254,218)............                     14,469,572
                                               ---------------

                    YANKEE BONDS (3.8%)(K)
CONTAINERS & PACKING (0.4%)
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06 (j).......    4,925,000         5,035,812
                                               ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.........    3,101,171         3,089,542
                                               ---------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services ASA
 8.00%, due 11/5/06............    1,050,691         1,061,198
 10.00%, due 11/5/10...........    3,135,054         3,354,508
                                               ---------------
                                                     4,415,706
                                               ---------------
INSURANCE (0.3%)
Fairfax Financial Holdings Ltd.
 7.375%, due 4/15/18...........      740,000           673,400
 8.30%, due 4/15/26............    3,810,000         3,524,250
                                               ---------------
                                                     4,197,650
                                               ---------------
MARINE (0.3%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08...........    1,060,000         1,044,100
 10.75%, due 10/15/06 (j)......    2,995,000         3,069,875
                                               ---------------
                                                     4,113,975
                                               ---------------
MEDIA (0.5%)
Rogers Cablesystem, Ltd.
 Series B
 10.00%, due 3/15/05...........    2,210,000         2,370,225
 11.00%, due 12/1/15...........    3,045,000         3,516,975
                                               ---------------
                                                     5,887,200
                                               ---------------
METALS & MINING (0.4%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (d)......    5,063,000         4,961,740
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

          YANKEE BONDS (CONTINUED)
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------------------------
PAPER & FOREST PRODUCTS (0.8%)
Abitibi-Consolidated, Inc.
 8.55%, due 8/1/10.............  $   995,000   $     1,108,032
 8.85%, due 8/1/30.............    3,000,000         3,243,078
Doman Industries Ltd.
 12.00%, due 7/1/04 (e)........    4,880,000         5,124,000
                                               ---------------
                                                     9,475,110
                                               ---------------
ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 11.75%, due 6/15/09...........      935,000           960,712
                                               ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Rogers Cantel, Inc.
 9.75%, due 6/1/16.............    2,560,000         3,084,800
                                               ---------------
Total Yankee Bonds
 (Cost $38,905,287)............                     45,222,247
                                               ---------------
Total Long-Term Bonds
 (Cost $914,357,501)...........                    985,233,556
                                               ---------------

COMMON STOCKS (3.5%)
                                   SHARES
                                 -----------
COMMERCIAL SERVICES &
SUPPLIES (0.0%)(b)
Colorado Prime Corp.
 (a)(d)(g)(i)..................       64,130               641
                                               ---------------

COMMUNICATIONS EQUIPMENT (0.3%)
Marconi Corp. PLC (a)(p)(q)....      161,525         3,270,881
                                               ---------------

CONTAINERS & PACKAGING (0.1%)
Owens-Illinois, Inc. (a).......      130,500         1,551,645
                                               ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 (a)...........................      149,036           506,723
Call-Net Enterprises, Inc.
 Series B (a)(r)...............       21,976            85,880
ICO Global Communications
 Holdings Ltd. (a)(d)..........      728,403           367,843
                                               ---------------
                                                       960,446
                                               ---------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-
 Services ASA (a)(q)...........       59,439         2,184,383
                                               ---------------

HEALTH CARE PROVIDERS & SERVICES (0.5%)
Apria Healthcare Group, Inc.
 (a)...........................      225,065         6,407,601
Fountain View, Inc.
 (a)(d)(g)(i)..................        1,690                17
                                               ---------------
                                                     6,407,618
                                               ---------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp. (a)(d)(g)(i)......      236,469           709,407
                                               ---------------

                                   SHARES           VALUE
                                 -------------------------
MACHINERY (0.3%)
Joy Global, Inc. (a)...........       14,265   $       373,030
Morris Material
 Handling, Inc. (a)(d)(g)(i)...        9,371            49,666
Thermadyne Holdings Corp.
 (a)(d)........................      272,057         3,346,301
                                               ---------------
                                                     3,768,997
                                               ---------------
MEDIA (1.1%)
UnitedGlobalCom, Inc. (a)......    1,623,980        13,771,354
                                               ---------------

METALS & MINING (0.2%)
Algoma Steel, Inc. (a)(r)......      310,865         1,695,955
Neenah Foundry Co.
 (a)(c)(d)(g)..................      739,786           369,893
                                               ---------------
                                                     2,065,848
                                               ---------------
PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
 (r)...........................      286,870         2,326,516
                                               ---------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Minorplanet Systems USA, Inc.
 (a)...........................      234,004           435,247
NEON
 Communications, Inc.
 (a)(d)(g)(i)..................      367,044           458,805
NII Holdings, Inc. (a)(d)......       58,722         4,382,423
                                               ---------------
                                                     5,276,475
                                               ---------------
Total Common Stocks
 (Cost $43,284,933)............                     42,294,211
                                               ---------------

             CONVERTIBLE PREFERRED STOCKS (0.3%)
DIVERSIFIED FINANCIALS (0.0%)(b)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (d)(g)(h)(i)...        7,115                71
                                               ---------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Alamosa Holdings, Inc.
 7.50%, Series B...............        8,352         2,881,440
NEON Communications, Inc.
 12.00% (a)(d)(g)(h)(i)........       39,998           449,978
                                               ---------------
                                                     3,331,418
                                               ---------------
Total Convertible Preferred
 Stocks
 (Cost $2,730,699).............                      3,331,489
                                               ---------------

                   PREFERRED STOCKS (1.2%)
COMMERCIAL SERVICES & SUPPLIES (0.0%)(b)
Colorado Prime Corp.
 (a)(d)(g)(i)..................        1,509           393,836
                                               ---------------

MEDIA (0.1%)
Paxson Communications Corp.
 13.25% (h)....................           44           404,064
Ziff Davis Media, Inc.
 10.00%, Series E-1 (a)(d).....          674            14,828
                                               ---------------
                                                       418,892
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

PREFERRED STOCKS (CONTINUED)

                                   SHARES           VALUE
                                 -----------------------------
REAL ESTATE (0.9%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c)...........        7,155   $    10,696,725
                                               ---------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Rural Cellular Corp.
 11.375%, Series B (h).........        2,858         2,229,045
                                               ---------------
Total Preferred Stocks
 (Cost $14,133,071)............                     13,738,498
                                               ---------------

WARRANTS (0.1%)
DIVERSIFIED FINANCIALS (0.0%)(b)
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(c)(d)......        1,530             1,530
                                               ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)(b)
ICO Global Communications
 Holdings Ltd.
 Strike Price $60.00
 Expire 5/16/06 (a)(d).........       98,787               988
                                               ---------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
QuadraMed Corp.
 Strike Price $0.01
 Expire 4/1/08 (a)(c)..........      486,384         1,215,960
                                               ---------------

MEDIA (0.0%)(b)
Ono Finance PLC
 Strike Price $0.01
 Expire 2/15/11 (a)(c)(d)......        7,855                79
Ziff Davis Media, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(c).........      123,640             1,236
                                               ---------------
                                                         1,315
                                               ---------------
METALS & MINING (0.0%)(b)
Neenah Foundry Co.
 Strike Price $0.01
 Expire 10/7/13 (a)(c)(d)(g)...      744,004           364,562
                                               ---------------

TOBACCO (0.0%)(b)
North Atlantic Trading Co.
 Strike Price $0.01
 Expire 6/15/07 (a)(c)(d)(i)...           74                 1
                                               ---------------


                                   SHARES           VALUE
                                 -----------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)(b)
NEON Communications, Inc.
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(g)(i)...      367,044   $         3,670
 Class A
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(g)(i)...      200,064           250,080
 Redeemable Preferred
 Strike Price $0.01
 Expire 12/2/12 (a)(d)(g)(i)...      240,062             2,401
Occidente y Caribe Celular,
 S.A.
 Strike Price $1.00
 Expire 3/15/04 (a)(c)(d)(i)...       10,680               107
Ubiquitel Operating Co.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(d)......        2,510                25
                                               ---------------
                                                       256,283
                                               ---------------
Total Warrants
 (Cost $1,700,679).............                      1,840,639
                                               ---------------

SHORT-TERM INVESTMENTS (16.7%)
                                 PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (6.7%)
American Express Credit Corp.
 1.02%, due 1/6/04.............  $15,000,000        14,997,875
Federal Home Loan Bank
 0.92%, due 1/21/04............   13,980,000        13,972,854
 0.95%, due 1/7/04.............    5,000,000         4,999,208
Federal National Mortgage
 Association
 0.97%, due 1/6/04.............    2,030,000         2,029,726
Freddie Mac Discount Note
 1.02%, due 1/15/04............   24,960,000        24,950,098
Merrill Lynch & Co., Inc.
 1.04%, due 1/5/04.............   13,590,000        13,588,429
Neptune Funding Corp.
 1.01%, due 1/2/04 (s).........    3,429,905         3,429,905
UBS Finance Delaware LLC
 0.96%, due 1/2/04.............    1,860,000         1,859,950
                                               ---------------
Total Commercial Paper
 (Cost $79,828,045)............                     79,828,045
                                               ---------------

                                   SHARES
                                 -----------
INVESTMENT COMPANIES (4.3%)
AIM Institutional Funds
 Group 0.99% (o)(s)............      309,436           309,436
Merrill Lynch Premier
 Institutional Fund 1.05%
(o)............................   51,309,979        51,309,979
                                               ---------------
Total Investment Companies
 (Cost $51,619,415)............                     51,619,415
                                               ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                           PRINCIPAL
                                            AMOUNT  VALUE
                                 -----------------------------
INVESTMENT COMPANIES (Continued)
MASTER NOTE (1.1%)
Banc of America Securities LLC
 1.125%, due 1/2/04 (s)........  $12,890,000   $    12,890,000
                                               ---------------
Total Master Note
 (Cost $12,890,000)............                     12,890,000
                                               ---------------

REPURCHASE AGREEMENTS (4.3%)
Banc One Capital Markets, Inc.
 1.1099%, dated 12/31/03
 due 1/2/04 (s) Proceeds at
 Maturity $1,000,061
 (Collateralized by Various
 Bonds with a Principal Amount
 of $1,020,472 and a Market
 Value of $1,020,000)..........    1,000,000         1,000,000
Countrywide Securities Corp.
 1.08%, dated 12/31/03 due
 1/2/04 (s) Proceeds at
 Maturity $32,674,928
 (Collateralized by Various
 Bonds with a Principal Amount
 of $42,266,773 and a Market
 Value of $33,848,111).........   32,673,000        32,673,000
Merrill Lynch & Co.
 1.08%, dated 12/31/03 due
 1/2/04 (s) Proceeds at
 Maturity $17,945,059
 (Collateralized by Various
 Bonds with a Principal Amount
 of $16,574,383 and a Market
 Value of $18,341,727).........   17,944,000        17,944,000
                                               ---------------
Total Repurchase Agreements
 (Cost $51,617,000)............                     51,617,000
                                               ---------------

SHORT-TERM LOAN ASSIGNMENTS &
 PARTICIPATIONS (0.3%)

BUILDING PRODUCTS (0.2%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 12/31/04
   (d)(e)(g)(o)................    4,051,541         2,876,594
                                               ---------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Mirant Corp.
 Bank debt, Revolver
 4.75%, due 7/15/04
   (d)(e)(g)(o)................    1,480,000           854,700
                                               ---------------
Total Short-Term Loan
 Assignments & Participations
 (Cost $3,969,009).............                      3,731,294
                                               ---------------
Total Short-Term Investments
 (Cost $199,923,469)...........                    199,685,754
                                               ---------------

                                                    VALUE
                                               ---------------
Total Investments
 (Cost $1,176,130,352) (t).....        104.3%  $ 1,246,124,147(u)
Liabilities in Excess of
 Cash and Other Assets.........         (4.3)      (51,750,024)
                                 -----------   ---------------
Net Assets.....................        100.0%  $ 1,194,374,123
                                 ===========   ===============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Illiquid security.
(e)  Issue in default.
(f)   Partially segregated for unfunded loan commitments.
(g)  Restricted security. (See Note 4)
(h) PIK ("Payment in Kind")--Interest or dividend payment is made with additional securities.
(i)   Fair valued security.
(j)   Represents a security, or a portion thereof, which is out on loan.
(k) Yankee bond--Dollar-denominated bonds issued in the United States by foreign banks and corporations.
(l)   Issuer in bankruptcy.
(m) 3,125 Units-Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(n) CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(o)  Floating rate. Rate shown is the rate in effect at December 31, 2003.
(p)  British security.
(q)  ADR- American Depositary Receipt.
(r)  Canadian security.
(s) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(t)  The cost for federal income tax purposes is $1,184,101,155.
(u) At December 31, 2003 net unrealized appreciation was $62,022,992, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $110,621,471 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $48,598,479.
     The following abbreviations are used in the above portfolio:
     E --Euro
     L --Pound Sterling
     C$--Canadian Dollar.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $1,176,130,352)
  including $65,633,824 market value of
  securities loaned....................   $1,246,124,147
Cash denominated in foreign currencies
  (identified cost $17)................               18
Cash...................................          150,736
Receivables:
  Dividends and interest...............       17,282,633
  Fund shares sold.....................          952,989
  Investment securities sold...........            1,987
                                          --------------
        Total assets...................    1,264,512,510
                                          --------------
LIABILITIES:
Securities lending collateral..........       68,246,341
Payables:
  Investment securities purchased......          957,075
  Adviser..............................          295,751
  Administrator........................          197,167
  Shareholder communication............          159,083
  Professional.........................          148,960
  Fund shares redeemed.................           94,100
  Custodian............................           17,792
  NYLIFE Distributors..................           14,174
Accrued expenses.......................            7,944
                                          --------------
        Total liabilities..............       70,138,387
                                          --------------
Net assets.............................   $1,194,374,123
                                          ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 300 million shares authorized
  Initial Class........................   $    1,185,172
  Service Class........................           84,708
Additional paid-in capital.............    1,285,891,746
Accumulated distributions in excess of
  net investment income................       (4,324,838)
Accumulated net realized loss on
  investments..........................     (158,476,416)
Net unrealized appreciation on
  investments..........................       69,993,795
Net unrealized appreciation on
  translation of other assets and
  liabilities in
  foreign currencies...................           19,956
                                          --------------
Net assets.............................   $1,194,374,123
                                          ==============
Initial Class
  Net assets applicable to outstanding
    shares.............................   $1,114,766,403
                                          ==============
  Shares of capital stock
    outstanding........................      118,517,243
                                          ==============
  Net asset value per share
    outstanding........................   $         9.41
                                          ==============
Service Class
  Net assets applicable to outstanding
    shares.............................   $   79,607,720
                                          ==============
  Shares of capital stock
    outstanding........................        8,470,832
                                          ==============
  Net asset value per share
    outstanding........................   $         9.40
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest...............................   $ 81,774,147
  Dividends (a)..........................      1,904,934
  Income from securities loaned-net......         74,783
                                            ------------
        Total income.....................     83,753,864
                                            ------------
Expenses:
  Advisory...............................      2,759,638
  Administration.........................      1,839,759
  Shareholder communication..............        432,382
  Professional...........................        276,423
  Custodian..............................         94,148
  Directors..............................         44,623
  Service................................         43,402
  Portfolio pricing......................         34,752
  Miscellaneous..........................         25,799
                                            ------------
        Total expenses...................      5,550,926
                                            ------------
Net investment income....................     78,202,938
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................    (67,304,260)
  Foreign currency transactions..........        351,206
                                            ------------
Net realized loss on investments and
  foreign currency transactions..........    (66,953,054)
                                            ------------
Net change in unrealized depreciation on:
  Security transactions..................    267,483,103
  Translation of other assets and
    liabilities in
    foreign currencies and foreign
    currency forward contracts...........        169,569
                                            ------------
Net unrealized gain on investments and
  foreign currency transactions..........    267,652,672
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................    200,699,618
                                            ------------
Net increase in net assets resulting from
  operations.............................   $278,902,556
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $19,275.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                   2003            2002
                                                              ------------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $   78,202,938   $  71,967,885
 Net realized loss on investments and foreign currency
   transactions.............................................     (66,953,054)    (34,068,623)
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions............     267,652,672     (25,899,116)
                                                              --------------   -------------
 Net increase in net assets resulting from operations.......     278,902,556      12,000,146
                                                              --------------   -------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................     (73,734,344)    (72,711,244)
   Service Class............................................      (5,027,950)             --
                                                              --------------   -------------
     Total dividends to shareholders........................     (78,762,294)    (72,711,244)
                                                              --------------   -------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................     247,591,043     133,523,722
   Service Class............................................      76,651,823              --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................      73,734,344      72,711,244
   Service Class............................................       5,027,950              --
                                                              --------------   -------------
                                                                 403,005,160     206,234,966
 Cost of shares redeemed:
   Initial Class............................................    (103,653,652)   (133,761,876)
   Service Class............................................      (1,617,935)             --
                                                              --------------   -------------
 Increase in net assets derived from capital share
   transactions.............................................     297,733,573      72,473,090
                                                              --------------   -------------
Net increase in net assets..................................     497,873,835      11,761,992
NET ASSETS:
Beginning of year...........................................     696,500,288     684,738,296
                                                              --------------   -------------
End of year.................................................  $1,194,374,123   $ 696,500,288
                                                              ==============   =============
Accumulated distributions in excess of net investment income
 at end of year.............................................  $   (4,324,838)  $  (4,158,921)
                                                              ==============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                           INITIAL CLASS                            SERVICE CLASS
                                                   --------------------------------------------------------------   -------------
                                                                                                                       JUNE 4,
                                                                                                                       2003(A)
                                                                                                                       THROUGH
                                                                       YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                      2003        2002       2001            2000          1999         2003
                                                   ------------------------------------------------------------------------------
Net asset value at beginning of period...........  $     7.39   $   8.09   $   8.72        $  10.69      $  10.92     $   8.69
                                                   ----------   --------   --------        --------      --------     --------
Net investment income............................        0.75(b)     0.85      1.05(c)         1.32          1.31         0.44(b)
Net realized and unrealized gain (loss) on
 investments.....................................        1.93      (0.67)     (0.64)(c)       (1.96)         0.07         0.92
Net realized and unrealized gain (loss) on
 foreign currency transactions...................        0.01      (0.02)      0.01            0.02          0.01         0.00(d)
                                                   ----------   --------   --------        --------      --------     --------
Total from investment operations.................        2.69       0.16       0.42           (0.62)         1.39         1.36
                                                   ----------   --------   --------        --------      --------     --------
Less dividends and distributions:
 From net investment income......................       (0.67)     (0.86)     (1.05)          (1.35)        (1.38)       (0.65)
 From net realized gain on investments...........          --         --         --           (0.00)(d)     (0.24)          --
                                                   ----------   --------   --------        --------      --------     --------
Total dividends and distributions................       (0.67)     (0.86)     (1.05)          (1.35)        (1.62)       (0.65)
                                                   ----------   --------   --------        --------      --------     --------
Net asset value at end of period.................  $     9.41   $   7.39   $   8.09        $   8.72      $  10.69     $   9.40
                                                   ==========   ========   ========        ========      ========     ========
Total investment return..........................       36.37%      2.05%      4.91%          (5.87%)       12.84%       15.66%(e)
Ratios (to average net assets)/Supplemental Data:
 Net investment income...........................        8.51%     10.44%     11.61%(c)       12.10%        11.33%        8.26%+(f)
 Expenses........................................        0.60%      0.60%      0.58%           0.60%         0.57%        0.85%+
Portfolio turnover rate..........................          43%        49%        56%             64%           93%          43%
Net assets at end of period (in 000's)...........  $1,114,766   $696,500   $684,738        $616,807      $684,956     $ 79,608

------------

(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)
Decrease ratio of net investment income.....................   (0.03%)

(d)  Less than one cent per share.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (97.9%)+
                                    SHARES          VALUE
                                  ----------------------------
AEROSPACE & DEFENSE (1.8%)
Boeing Co. (The)................      102,425   $    4,316,190
General Dynamics Corp. .........       24,031        2,172,162
Goodrich Corp. .................       14,241          422,815
Honeywell International,
 Inc. ..........................      104,720        3,500,790
Lockheed Martin Corp. ..........       54,915        2,822,631
Northrop Grumman Corp. .........       22,235        2,125,666
Raytheon Co. ...................       50,171        1,507,137
Rockwell Collins, Inc. .........       21,771          653,783
United Technologies Corp. ......       57,095        5,410,893
                                                --------------
                                                    22,932,067
                                                --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. ....................       36,434        2,459,295
Ryder System, Inc. .............        7,679          262,238
United Parcel Service, Inc.
 Class B........................      137,100       10,220,805
                                                --------------
                                                    12,942,338
                                                --------------
AIRLINES (0.1%)
Delta Air Lines, Inc. ..........       15,077          178,059
Southwest Airlines Co. .........       95,362        1,539,143
                                                --------------
                                                     1,717,202
                                                --------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. .......        9,066          193,831
Dana Corp. .....................       18,133          332,741
Delphi Corp. ...................       68,305          697,394
Goodyear Tire & Rubber Co. (The)
 (a)............................       20,219          158,921
Johnson Controls, Inc. .........       10,828        1,257,348
Visteon Corp. ..................       16,720          174,055
                                                --------------
                                                     2,814,290
                                                --------------
AUTOMOBILES (0.7%)
Ford Motor Co. .................      223,136        3,570,176
General Motors Corp. ...........       68,228        3,643,375
Harley-Davidson, Inc. ..........       36,877        1,752,764
                                                --------------
                                                     8,966,315
                                                --------------
BEVERAGES (2.6%)
Adolph Coors Co. Class B........        4,419          247,906
Anheuser-Busch Cos., Inc. ......       99,157        5,223,591
Brown-Forman Corp. Class B......        7,387          690,315
Coca-Cola Co. (The) (c).........      298,349       15,141,212
Coca-Cola Enterprises, Inc. ....       55,228        1,207,836
Pepsi Bottling Group, Inc.
 (The)..........................       32,610          788,510
PepsiCo, Inc. ..................      208,996        9,743,393
                                                --------------
                                                    33,042,763
                                                --------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a).................      157,129        9,710,572
Biogen Idec, Inc. (a)...........       39,816        1,464,433
Chiron Corp. (a)................       22,786        1,298,574
Genzyme Corp. (a)...............       27,100        1,337,114
MedImmune, Inc. (a).............       30,715          780,161
                                                --------------
                                                    14,590,854
                                                --------------


                                    SHARES          VALUE
                                  ----------------------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)............................        8,800   $      886,160
Masco Corp. ....................       57,166        1,566,920
                                                --------------
                                                     2,453,080
                                                --------------
CAPITAL MARKETS (3.6%)
Bank of New York Co., Inc.
 (The)..........................       93,862        3,108,709
Bear Stearns Cos., Inc. (The)...       12,155          971,792
Charles Schwab Corp. (The)......      163,969        1,941,393
Federated Investors, Inc. Class
 B..............................       13,200          387,552
Franklin Resources, Inc.........       30,550        1,590,433
Goldman Sachs Group, Inc.
 (The)..........................       57,700        5,696,721
J.P. Morgan Chase & Co. ........      248,031        9,110,179
Janus Capital Group, Inc. ......       29,210          479,336
Lehman Brothers Holdings,
 Inc. ..........................       33,025        2,550,191
Mellon Financial Corp. .........       52,428        1,683,463
Merrill Lynch & Co., Inc. ......      114,732        6,729,032
Morgan Stanley..................      131,800        7,627,266
Northern Trust Corp. ...........       27,039        1,255,150
State Street Corp. .............       40,448        2,106,532
T.Rowe Price Group, Inc. .......       14,960          709,254
                                                --------------
                                                    45,947,003
                                                --------------
CHEMICALS (1.5%)
Air Products & Chemicals,
 Inc. ..........................       27,789        1,468,093
Dow Chemical Co. (The)..........      111,822        4,648,440
E.I. du Pont de Nemours &
 Co. ...........................      121,427        5,572,285
Eastman Chemical Co. ...........        9,490          375,140
Ecolab, Inc. ...................       31,714          868,012
Engelhard Corp. ................       15,542          465,483
Great Lakes Chemical Corp. .....        6,233          169,475
Hercules, Inc. (a)..............       13,120          160,064
International Flavors &
 Fragrances, Inc. ..............       11,542          403,047
Monsanto Co. ...................       31,994          920,787
PPG Industries, Inc. ...........       20,713        1,326,046
Praxair, Inc. ..................       39,678        1,515,700
Rohm & Haas Co. ................       27,085        1,156,800
Sigma-Aldrich Corp. ............        8,643          494,207
                                                --------------
                                                    19,543,579
                                                --------------
COMMERCIAL BANKS (6.2%)
AmSouth Bancorp. ...............       43,388        1,063,006
Bank of America Corp. ..........      180,850       14,545,765
Bank One Corp. .................      136,045        6,202,292
BB&T Corp. .....................       66,585        2,572,844
Charter One Financial, Inc. ....       27,587          953,131
Comerica, Inc. .................       21,370        1,198,002
Fifth Third Bancorp. ...........       69,467        4,105,500
First Tennessee National
 Corp. .........................       15,300          674,730
FleetBoston Financial Corp. ....      128,084        5,590,867
Huntington Bancshares, Inc. ....       27,737          624,083
KeyCorp.........................       51,215        1,501,624
Marshall & Ilsley Corp. ........       27,750        1,061,437

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ----------------------------
COMMERCIAL BANKS (Continued)
National City Corp. ............       74,810   $    2,539,051
North Fork Bancorp, Inc. .......       18,500          748,695
PNC Financial Services Group,
 Inc. (The).....................       33,828        1,851,406
Regions Financial Corp. ........       27,082        1,007,450
SouthTrust Corp. ...............       41,031        1,342,945
SunTrust Banks, Inc. ...........       34,219        2,446,658
Synovus Financial Corp. ........       36,767        1,063,302
U.S. Bancorp....................      234,606        6,986,567
Union Planters Corp. ...........       22,902          721,184
Wachovia Corp. .................      161,171        7,508,957
Wells Fargo & Co. ..............      205,899       12,125,392
Zions Bancorp...................       10,911          669,172
                                                --------------
                                                    79,104,060
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Allied Waste Industries, Inc.
 (a)............................       38,961          540,779
Apollo Group, Inc. Class A
 (a)............................       21,400        1,455,200
Avery Dennison Corp. ...........       13,389          750,052
Cendant Corp. (a)...............      123,430        2,748,786
Cintas Corp. ...................       20,763        1,040,849
Deluxe Corp. ...................        6,636          274,266
Donnelley (R.R.) & Sons Co. ....       13,925          419,839
Equifax, Inc. ..................       17,417          426,717
H&R Block, Inc. ................       21,793        1,206,678
Monster Worldwide, Inc. (a).....       13,467          295,735
Pitney Bowes, Inc. .............       28,487        1,157,142
Robert Half International, Inc.
 (a)............................       20,727          483,768
Waste Management, Inc. .........       70,810        2,095,976
                                                --------------
                                                    12,895,787
                                                --------------
COMMUNICATIONS EQUIPMENT (2.9%)
ADC Telecommunications, Inc.
 (a)............................       97,948          290,906
Andrew Corp. (a)................       18,571          213,752
Avaya, Inc. (a).................       50,723          656,356
CIENA Corp. (a).................       57,563          382,218
Cisco Systems, Inc. (a).........      839,598       20,393,835
Comverse Technology, Inc. (a)...       22,947          403,638
Corning, Inc. (a)...............      162,125        1,690,964
JDS Uniphase Corp. (a)..........      174,720          637,728
Lucent Technologies, Inc. (a)...      505,472        1,435,540
Motorola, Inc. .................      282,961        3,981,261
QLogic Corp. (a)................       11,548          595,877
QUALCOMM, Inc. .................       97,513        5,258,876
Scientific-Atlanta, Inc. .......       18,138          495,167
Tellabs, Inc. (a)...............       50,311          424,122
                                                --------------
                                                    36,860,240
                                                --------------
COMPUTERS & PERIPHERALS (3.7%)
Apple Computer, Inc. (a)........       44,163          943,763
Dell, Inc. (a)..................      311,957       10,594,060
EMC Corp. (a)...................      292,327        3,776,865


                                    SHARES          VALUE
                                  ----------------------------
COMPUTERS & PERIPHERALS (Continued)
Gateway, Inc. (a)...............       39,553   $      181,944
Hewlett-Packard Co. ............      371,900        8,542,543
International Business
 Machines Corp. ................      209,406       19,407,748
Lexmark International, Inc.
 (a)............................       15,548        1,222,695
NCR Corp. (a)...................       11,737          455,395
Network Appliance, Inc. (a).....       41,591          853,863
Silicon Graphics, Inc. (a)......           63               86
Sun Microsystems, Inc. (a)......      393,514        1,766,878
                                                --------------
                                                    47,745,840
                                                --------------
CONSTRUCTION & ENGINEERING (0.0%)(b)
Fluor Corp......................        9,837          389,939
                                                --------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. ...........       12,424          591,010
                                                --------------
CONSUMER FINANCE (1.2%)
American Express Co. ...........      156,777        7,561,355
Capital One Financial Corp. ....       28,082        1,721,146
MBNA Corp. .....................      155,562        3,865,716
Providian Financial Corp. (a)...       35,298          410,869
SLM Corp. ......................       54,923        2,069,498
                                                --------------
                                                    15,628,584
                                                --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. .....................        6,966          414,965
Bemis Co., Inc. ................        6,477          323,850
Pactiv Corp. (a)................       19,356          462,608
Sealed Air Corp. (a)............       10,208          552,661
Temple-Inland, Inc. ............        6,625          415,189
                                                --------------
                                                     2,169,273
                                                --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. ..............       21,313          707,592
                                                --------------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
Citigroup, Inc. ................      627,402       30,454,093
Moody's Corp. ..................       18,058        1,093,412
Principal Financial Group (The)
 (a)............................       39,450        1,304,611
                                                --------------
                                                    32,852,116
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
ALLTEL Corp. ...................       37,942        1,767,338
AT&T Corp. .....................       95,926        1,947,298
BellSouth Corp. ................      225,016        6,367,953
CenturyTel, Inc. ...............       17,464          569,676
Citizens Communications Co.
 (a)............................       33,672          418,206
Qwest Communications
 International, Inc. (a)........      215,248          929,871
SBC Communications, Inc. .......      402,889       10,503,316
Sprint Corp. (FON Group)........      109,826        1,803,343
Verizon Communications, Inc. ...      335,622       11,773,620
                                                --------------
                                                    36,080,621
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ----------------------------
ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc. (a)......       15,528   $      198,137
Ameren Corp. ...................       19,469          895,574
American Electric Power Co.,
 Inc. ..........................       48,083        1,467,012
CenterPoint Energy, Inc. .......       37,339          361,815
Cinergy Corp. ..................       21,688          841,711
CMS Energy Corp. (a)............       16,714          142,403
Consolidated Edison, Inc. ......       27,249        1,171,980
Dominion Resources, Inc. .......       39,386        2,514,009
DTE Energy Co. .................       20,461          806,163
Edison International (a)........       39,825          873,362
Entergy Corp. ..................       27,594        1,576,445
Exelon Corp. ...................       39,639        2,630,444
FirstEnergy Corp. ..............       39,700        1,397,440
FPL Group, Inc. ................       22,306        1,459,259
PG&E Corp. (a)..................       49,824        1,383,613
Pinnacle West Capital Corp. ....       11,069          442,981
PPL Corp. ......................       21,767          952,306
Progress Energy, Inc. ..........       29,447        1,332,771
Public Service Enterprise
 Group, Inc. ...................       28,618        1,253,469
Southern Co. (The)..............       88,308        2,671,317
TECO Energy, Inc. ..............       22,821          328,851
TXU Corp. ......................       39,407          934,734
Xcel Energy, Inc. ..............       48,685          826,671
                                                --------------
                                                    26,462,467
                                                --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion
 Corp. .........................       23,968          586,018
Cooper Industries, Ltd. Class
 A..............................       11,307          655,014
Emerson Electric Co. ...........       51,280        3,320,380
Power-One, Inc. (a).............        9,385          101,640
Rockwell Automation, Inc. ......       22,671          807,088
Thomas & Betts Corp. (a)........        7,369          168,676
                                                --------------
                                                     5,638,816
                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
 (a)............................       57,571        1,683,376
Jabil Circuit, Inc. (a).........       24,143          683,247
Molex, Inc. ....................       23,293          812,693
PerkinElmer, Inc. ..............       15,427          263,339
Sanmina-SCI Corp. (a)...........       62,290          785,477
Solectron Corp. (a).............      101,359          599,032
Symbol Technologies, Inc. ......       27,765          468,951
Tektronix, Inc. ................       10,369          327,660
Thermo Electron Corp. (a).......       19,938          502,437
Waters Corp. (a)................       15,150          502,374
                                                --------------
                                                     6,628,586
                                                --------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc. .............       40,780        1,311,485
BJ Services Co. (a).............       19,300          692,870
Halliburton Co. ................       53,310        1,386,060
Nabors Industries, Ltd. (a).....       17,800          738,700


                                    SHARES          VALUE
                                  ----------------------------
ENERGY EQUIPMENT & SERVICES (Continued)
Noble Corp. (a).................       16,429   $      587,829
Rowan Cos., Inc. (a)............       11,465          265,644
Schlumberger Ltd. ..............       71,065        3,888,677
Transocean, Inc. (a)............       39,075          938,191
                                                --------------
                                                     9,809,456
                                                --------------
FOOD & STAPLES RETAILING (3.4%)
Albertson's, Inc. ..............       44,866        1,016,215
Costco Wholesale Corp. (a)......       55,539        2,064,940
CVS Corp. ......................       47,961        1,732,351
Kroger Co. (The) (a)............       91,410        1,691,999
Safeway, Inc. (a)...............       54,015        1,183,469
SUPERVALU, Inc. ................       16,377          468,219
Sysco Corp. ....................       79,158        2,947,052
Walgreen Co. ...................      124,786        4,539,715
Wal-Mart Stores, Inc. ..........      526,395       27,925,255
Winn-Dixie Stores, Inc. ........       18,613          185,199
                                                --------------
                                                    43,754,414
                                                --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co. .....       78,957        1,201,726
Campbell Soup Co. ..............       50,164        1,344,395
ConAgra Foods, Inc. ............       65,523        1,729,152
General Mills, Inc. ............       45,150        2,045,295
H.J. Heinz Co. .................       43,004        1,566,636
Hershey Foods Corp. ............       15,867        1,221,600
Kellogg Co. ....................       49,653        1,890,786
McCormick & Co., Inc. ..........       17,000          511,700
Sara Lee Corp. .................       96,203        2,088,567
Wm. Wrigley Jr. Co. ............       27,374        1,538,693
                                                --------------
                                                    15,138,550
                                                --------------
GAS UTILITIES (0.3%)
KeySpan Corp. ..................       19,120          703,616
Kinder Morgan, Inc. ............       14,888          879,881
Nicor, Inc. ....................        5,413          184,258
NiSource, Inc. .................       32,221          706,929
Peoples Energy Corp. ...........        4,470          187,919
Sempra Energy...................       27,207          817,842
                                                --------------
                                                     3,480,445
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Applera Corp. Applied Biosystems
 Group..........................       25,454          527,152
Bausch & Lomb, Inc. ............        6,506          337,661
Baxter International, Inc. .....       74,240        2,265,805
Becton, Dickinson & Co. ........       31,044        1,277,150
Biomet, Inc. ...................       31,172        1,134,972
Boston Scientific Corp. (a).....      100,156        3,681,735
C.R. Bard, Inc. ................        6,358          516,588
Guidant Corp. ..................       37,528        2,259,186
Medtronic, Inc. ................      147,449        7,167,496

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ----------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (Continued)
Millipore Corp. (a).............        5,745   $      247,322
St. Jude Medical, Inc. (a)......       20,778        1,274,730
Stryker Corp. ..................       24,265        2,062,768
Zimmer Holdings, Inc. (a).......       29,416        2,070,886
                                                --------------
                                                    24,823,451
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc. ....................       18,674        1,261,989
AmerisourceBergen Corp. ........       13,385          751,568
Anthem, Inc. (a)................       16,873        1,265,475
Cardinal Health, Inc. ..........       52,679        3,221,848
CIGNA Corp. ....................       17,075          981,812
Express Scripts, Inc. (a).......        9,600          637,728
HCA, Inc. ......................       60,822        2,612,913
Health Management
 Associates, Inc. Class A.......       29,200          700,800
Humana, Inc. (a)................       19,879          454,235
IMS Health, Inc. ...............       28,987          720,617
Manor Care, Inc. ...............       10,973          379,337
McKesson Corp. .................       35,537        1,142,870
Medco Health Solutions, Inc.
 (a)............................       32,996        1,121,534
Quest Diagnostics, Inc. ........       12,800          935,808
Tenet Healthcare Corp. (a)......       56,832          912,154
UnitedHealth Group, Inc. .......       71,474        4,158,357
WellPoint Health Networks, Inc.
 (a)............................       18,452        1,789,659
                                                --------------
                                                    23,048,704
                                                --------------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Corp. .................       76,739        3,048,840
Darden Restaurants, Inc. .......       20,026          421,347
Harrah's Entertainment, Inc. ...       13,364          665,126
Hilton Hotels Corp. ............       45,997          787,939
International Game Technology...       42,020        1,500,114
Marriott International, Inc.
 Class A........................       28,587        1,320,719
McDonald's Corp. ...............      154,931        3,846,937
Starbucks Corp. (a).............       47,650        1,575,309
Starwood Hotels & Resorts
 Worldwide, Inc. ...............       24,545          882,884
Wendy's International, Inc. ....       14,136          554,697
Yum! Brands, Inc. (a)...........       36,064        1,240,602
                                                --------------
                                                    15,844,514
                                                --------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A
 (a)............................        8,026          175,529
Black & Decker Corp. (The)......        9,528          469,921
Centex Corp. ...................        7,496          806,944
Fortune Brands, Inc. ...........       17,700        1,265,373
KB HOME.........................        5,761          417,788
Leggett & Platt, Inc. ..........       23,465          507,548
Maytag Corp. ...................        9,620          267,917
Newell Rubbermaid, Inc. ........       33,696          767,258
Pulte Homes, Inc. ..............        7,415          694,192


                                    SHARES          VALUE
                                  ----------------------------
HOUSEHOLD DURABLES (Continued)
Snap-on, Inc. ..................        7,071   $      227,969
Stanley Works (The).............       10,361          392,371
Tupperware Corp. ...............        7,086          122,871
Whirlpool Corp. ................        8,314          604,012
                                                --------------
                                                     6,719,693
                                                --------------
HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)................       25,679        1,246,972
Colgate-Palmolive Co. ..........       65,528        3,279,676
Kimberly-Clark Corp. ...........       61,429        3,629,840
Procter & Gamble Co. (The)......      157,866       15,767,656
                                                --------------
                                                    23,924,144
                                                --------------
INDUSTRIAL CONGLOMERATES (4.2%)
3M Co. .........................       95,274        8,101,148
General Electric Co. (c)........    1,221,160       37,831,537
Textron, Inc. ..................       16,667          951,019
Tyco International Ltd. ........      243,197        6,444,721
                                                --------------
                                                    53,328,425
                                                --------------
INSURANCE (4.5%)
ACE, Ltd. ......................       33,500        1,387,570
AFLAC, Inc. ....................       62,577        2,264,036
Allstate Corp. (The)............       85,708        3,687,158
Ambac Financial Group, Inc. ....       12,911          895,894
American International Group,
 Inc. ..........................      317,184       21,022,955
Aon Corp. ......................       38,063          911,228
Chubb Corp. (The)...............       22,825        1,554,383
Cincinnati Financial Corp. .....       19,749          827,088
Hartford Financial Services
 Group, Inc. (The)..............       34,210        2,019,416
Jefferson-Pilot Corp. ..........       17,500          886,375
John Hancock Financial
 Services, Inc. ................       35,158        1,318,425
Lincoln National Corp. .........       21,642          873,688
Loews Corp. ....................       22,645        1,119,795
Marsh & McLennan Cos., Inc. ....       64,908        3,108,444
MBIA, Inc. .....................       17,763        1,052,103
MetLife, Inc. ..................       92,590        3,117,505
Progressive Corp. (The).........       26,594        2,222,992
Prudential Financial, Inc. .....       65,516        2,736,603
SAFECO Corp. ...................       16,964          660,409
St. Paul Cos., Inc. (The).......       27,616        1,094,974
Torchmark Corp. ................       13,792          628,088
Travelers Property Casualty
 Corp. Class B..................      122,275        2,075,007
UnumProvident Corp. ............       35,150          554,316
XL Capital Ltd. Class A.........       16,671        1,292,836
                                                --------------
                                                    57,311,288
                                                --------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a)..................       78,600        5,076,774
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ----------------------------
INTERNET SOFTWARE & SERVICES (0.3%)
Yahoo!, Inc. (a)................       80,085   $    3,617,439
                                                --------------
IT SERVICES (1.2%)
Automatic Data Processing,
 Inc. ..........................       72,792        2,883,291
Computer Sciences Corp. (a).....       22,880        1,011,982
Concord EFS, Inc. (a)...........       56,689          841,265
Convergys Corp. (a).............       17,946          313,337
Electronic Data Systems
 Corp. .........................       58,269        1,429,921
First Data Corp. ...............       88,714        3,645,258
Fiserv, Inc. (a)................       23,517          929,157
Paychex, Inc. ..................       45,857        1,705,880
Sabre Holdings Corp. ...........       17,401          375,688
SunGard Data Systems, Inc.
 (a)............................       34,600          958,766
Unisys Corp. (a)................       39,977          593,659
                                                --------------
                                                    14,688,204
                                                --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ................       10,944          348,347
Eastman Kodak Co. ..............       34,974          897,783
Hasbro, Inc. ...................       21,189          450,902
Mattel, Inc. ...................       53,452        1,030,020
                                                --------------
                                                     2,727,052
                                                --------------
MACHINERY (1.4%)
Caterpillar, Inc. ..............       42,018        3,488,334
Crane Co. ......................        7,261          223,203
Cummins, Inc. ..................        5,084          248,811
Danaher Corp. ..................       18,601        1,706,642
Deere & Co. ....................       29,293        1,905,510
Dover Corp. ....................       24,703          981,944
Eaton Corp. ....................        9,226          996,223
Illinois Tool Works, Inc. ......       37,465        3,143,688
Ingersoll-Rand Co. Class A......       21,056        1,429,281
ITT Industries, Inc. ...........       11,150          827,442
Navistar International Corp.
 (a)............................        8,322          398,541
PACCAR, Inc. ...................       14,178        1,206,831
Pall Corp. .....................       15,026          403,148
Parker-Hannifin Corp. ..........       14,435          858,883
                                                --------------
                                                    17,818,481
                                                --------------
MEDIA (4.0%)
Clear Channel
 Communications, Inc. ..........       74,916        3,508,316
Comcast Corp. Class A (a).......      274,123        9,010,423
Dow Jones & Co., Inc. ..........        9,961          496,556
Gannett Co., Inc. ..............       32,851        2,928,995
Interpublic Group of Cos., Inc.
 (The) (a)......................       50,390          786,084
Knight-Ridder, Inc. ............        9,790          757,452
McGraw-Hill Cos., Inc. (The)....       23,207        1,622,634
Meredith Corp. .................        6,060          295,789
New York Times Co. (The) Class
 A..............................       18,433          880,913
Omnicom Group, Inc. ............       23,115        2,018,633
Time Warner, Inc. (a)...........      549,560        9,886,584


                                    SHARES          VALUE
                                  ----------------------------
MEDIA (Continued)
Tribune Co. ....................       38,170   $    1,969,572
Univision Communications, Inc.
 Class A (a)....................       39,257        1,558,110
Viacom, Inc. Class B............      212,849        9,446,239
Walt Disney Co. (The)...........      249,046        5,810,243
                                                --------------
                                                    50,976,543
                                                --------------
METALS & MINING (0.8%)
Alcoa, Inc. ....................      105,313        4,001,894
Allegheny Technologies, Inc. ...       10,703          141,494
Freeport-McMoRan Copper &
 Gold, Inc. Class B.............       20,491          863,286
Newmont Mining Corp. ...........       52,600        2,556,886
Nucor Corp. ....................        9,588          536,928
Phelps Dodge Corp. (a)..........       10,801          821,848
United States Steel Corp. ......       12,544          439,291
Worthington Industries, Inc. ...       10,447          188,359
                                                --------------
                                                     9,549,986
                                                --------------
MULTILINE RETAIL (1.0%)
Big Lots, Inc. (a)..............       14,261          202,649
Dillard's, Inc. Class A.........       10,148          167,036
Dollar General Corp. ...........       40,693          854,146
Family Dollar Stores, Inc. .....       20,941          751,363
Federated Department Stores,
 Inc. ..........................       22,621        1,066,128
J.C. Penney Co., Inc. Holding
 Co. ...........................       32,797          861,905
Kohl's Corp. (a)................       41,413        1,861,100
May Department Stores Co.
 (The)..........................       35,189        1,022,944
Nordstrom, Inc. ................       16,577          568,591
Sears, Roebuck and Co. .........       30,877        1,404,595
Target Corp. ...................      110,898        4,258,483
                                                --------------
                                                    13,018,940
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a).............       75,104          708,982
Calpine Corp. (a)...............       46,647          224,372
Constellation Energy Group,
 Inc. ..........................       20,183          790,366
Duke Energy Corp. ..............      110,069        2,250,911
Dynegy, Inc. Class A (a)........       44,305          189,625
El Paso Corp. ..................       72,824          596,429
Williams Cos., Inc. (The).......       63,110          619,740
                                                --------------
                                                     5,380,425
                                                --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a).................       96,389        1,330,168
                                                --------------
OIL & GAS (4.9%)
Amerada Hess Corp. .............       10,865          577,692
Anadarko Petroleum Corp. .......       30,343        1,547,796
Apache Corp. ...................       19,739        1,600,833
Ashland, Inc. ..................        8,265          364,156

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES          VALUE
                                  ----------------------------
OIL & GAS (Continued)
Burlington Resources, Inc. .....       24,630   $    1,364,009
ChevronTexaco Corp. ............      130,033       11,233,551
ConocoPhillips..................       82,685        5,421,655
Devon Energy Corp. .............       28,044        1,605,800
EOG Resources, Inc. ............       14,186          654,968
ExxonMobil Corp. ...............      803,919       32,960,679
Kerr-McGee Corp. ...............       12,250          569,503
Marathon Oil Corp. .............       38,166        1,262,913
Occidental Petroleum Corp. .....       46,627        1,969,524
Sunoco, Inc. ...................        9,385          480,043
Unocal Corp. ...................       31,547        1,161,876
                                                --------------
                                                    62,774,998
                                                --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ............       10,351          340,134
Georgia-Pacific Corp. ..........       30,526          936,232
International Paper Co. ........       58,355        2,515,684
Louisiana-Pacific Corp. (a).....       12,728          227,577
MeadWestvaco Corp. .............       24,457          727,596
Weyerhaeuser Co. ...............       26,699        1,708,736
                                                --------------
                                                     6,455,959
                                                --------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B......        7,213          454,996
Avon Products, Inc. ............       28,748        1,940,202
Gillette Co. (The)..............      123,067        4,520,251
                                                --------------
                                                     6,915,449
                                                --------------
PHARMACEUTICALS (8.1%)
Abbott Laboratories.............      190,284        8,867,234
Allergan, Inc. .................       15,769        1,211,217
Bristol-Myers Squibb Co. .......      236,071        6,751,631
Forest Laboratories, Inc. (a)...       44,336        2,739,965
Johnson & Johnson...............      360,581       18,627,614
King Pharmaceuticals, Inc.
 (a)............................       29,428          449,071
Lilly (Eli) & Co. ..............      136,790        9,620,441
Merck & Co., Inc. ..............      270,725       12,507,495
Pfizer, Inc. ...................      928,194       32,793,094
Schering-Plough Corp. ..........      178,966        3,112,219
Watson Pharmaceuticals, Inc.
 (a)............................       13,004          598,184
Wyeth...........................      162,124        6,882,164
                                                --------------
                                                   104,160,329
                                                --------------
REAL ESTATE (0.4%)
Apartment Investment &
 Management Co. Class A.........       11,500          396,750
Equity Office Properties
 Trust..........................       48,521        1,390,127
Equity Residential..............       33,100          976,781
Plum Creek Timber Co., Inc. ....       22,600          688,170
ProLogis........................       21,900          702,771
Simon Property Group, Inc. .....       23,400        1,084,356
                                                --------------
                                                     5,238,955
                                                --------------


                                    SHARES          VALUE
                                  ----------------------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp. .........................       45,310   $    1,465,779
CSX Corp. ......................       26,049          936,201
Norfolk Southern Corp. .........       47,564        1,124,889
Union Pacific Corp. ............       30,955        2,150,753
                                                --------------
                                                     5,677,622
                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (4.1%)
Advanced Micro Devices, Inc.
 (a)............................       41,981          625,517
Altera Corp. (a)................       46,668        1,059,364
Analog Devices, Inc. (a)........       44,514        2,032,064
Applied Materials, Inc. (a).....      201,850        4,531,533
Applied Micro Circuits Corp.
 (a)............................       37,496          224,226
Broadcom Corp. Class A (a)......       36,278        1,236,717
Intel Corp. ....................      794,418       25,580,260
KLA-Tencor Corp. (a)............       23,652        1,387,663
Linear Technology Corp. ........       38,231        1,608,378
LSI Logic Corp. (a).............       45,783          406,095
Maxim Integrated Products,
 Inc. ..........................       39,505        1,967,349
Micron Technology, Inc. (a).....       74,384        1,001,952
National Semiconductor Corp.
 (a)............................       22,242          876,557
Novellus Systems, Inc. (a)......       18,186          764,721
NVIDIA Corp. (a)................       19,300          448,725
PMC-Sierra, Inc. (a)............       20,577          414,627
Teradyne, Inc. (a)..............       22,925          583,441
Texas Instruments, Inc. ........      210,805        6,193,451
Xilinx, Inc. (a)................       41,287        1,599,458
                                                --------------
                                                    52,542,098
                                                --------------
SOFTWARE (4.6%)
Adobe Systems, Inc. ............       28,207        1,108,535
Autodesk, Inc. .................       13,476          331,240
BMC Software, Inc. (a)..........       28,443          530,462
Citrix Systems, Inc. (a)........       19,848          420,976
Computer Associates
 International, Inc. ...........       70,471        1,926,677
Compuware Corp. (a).............       46,210          279,108
Electronic Arts, Inc. (a).......       36,022        1,721,131
Intuit, Inc. (a)................       24,226        1,281,798
Mercury Interactive Corp. (a)...       10,371          504,445
Microsoft Corp. (c).............    1,315,036       36,216,092
Novell, Inc. (a)................       45,254          476,072
Oracle Corp. (a)................      637,455        8,414,406
Parametric Technology Corp.
 (a)............................       32,262          127,112
PeopleSoft, Inc. (a)............       45,706        1,042,097
Siebel Systems, Inc. (a)........       59,211          821,257
Symantec Corp. (a)..............       36,900        1,278,585
VERITAS Software Corp. (a)......       51,889        1,928,195
                                                --------------
                                                    58,408,188
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                             SHARES VALUE
                                  ----------------------------
SPECIALTY RETAIL (2.4%)
AutoNation, Inc. (a)............       33,496   $      615,321
AutoZone, Inc. (a)..............       10,817          921,717
Bed Bath & Beyond, Inc. (a).....       35,901        1,556,308
Best Buy Co., Inc. (a)..........       39,287        2,052,353
Circuit City Stores, Inc. ......       25,333          256,623
Gap, Inc. (The).................      108,812        2,525,527
Home Depot, Inc. (The)..........      276,722        9,820,864
Limited Brands..................       63,936        1,152,766
Lowe's Cos., Inc. ..............       95,169        5,271,411
Office Depot, Inc. (a)..........       37,690          629,800
RadioShack Corp. ...............       20,601          632,039
Sherwin-Williams Co. (The)......       17,910          622,193
Staples, Inc. (a)...............       59,538        1,625,387
Tiffany & Co. ..................       17,702          800,130
TJX Cos., Inc. (The)............       62,232        1,372,216
Toys "R" Us, Inc. (a)...........       25,959          328,122
                                                --------------
                                                    30,182,777
                                                --------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc. ......       15,600          549,588
Liz Claiborne, Inc. ............       12,992          460,696
NIKE, Inc. Class B..............       32,260        2,208,520
Reebok International Ltd. ......        7,241          284,716
V.F. Corp. .....................       13,168          569,384
                                                --------------
                                                     4,072,904
                                                --------------
THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial Corp. ....       22,087        1,675,273
Fannie Mae......................      118,126        8,866,538
Freddie Mac.....................       84,722        4,940,987
Golden West Financial Corp. ....       18,494        1,908,396
MGIC Investment Corp. ..........       12,062          686,810
Washington Mutual, Inc. ........      109,431        4,390,372
                                                --------------
                                                    22,468,376
                                                --------------
TOBACCO (1.2%)
Altria Group, Inc. .............      247,067       13,445,386
R.J. Reynolds Tobacco
 Holdings, Inc. ................       10,300          598,945
UST, Inc. ......................       20,464          730,360
                                                --------------
                                                    14,774,691
                                                --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)(b)
Grainger (W.W.), Inc. ..........       11,113          526,645
                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
AT&T Wireless Services, Inc.
 (a)............................      330,472        2,640,471
Nextel Communications, Inc.
 Class A (a)....................      133,777        3,753,783
Sprint Corp. (PCS Group) (a)....      125,307          704,225
                                                --------------
                                                     7,098,479
                                                --------------
Total Common Stocks
 (Cost $1,150,152,350)..........                 1,251,368,988(d)
                                                --------------

SHORT-TERM INVESTMENTS (5.9%)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ----------------------------
                                  -----------
COMMERCIAL PAPER (4.7%)
7-Eleven, Inc.
 1.05%, due 1/21/04 (c).........  $ 1,600,000        1,599,066
American Honda Finance Corp.
 1.02%, due 1/22/04 (c).........    1,300,000        1,299,226
Countrywide Home Loans, Inc.
 1.05%, due 1/30/04 (c).........      600,000          599,492
 1.12%, due 1/22/04 (c).........    8,500,000        8,494,444
FPL Fuels, Inc.
 1.08%, due 1/15/04 (c).........      500,000          499,790
Grainger (W.W.), Inc.
 1.01%, due 1/28/04 (c).........    1,100,000        1,099,167
HBOS Treasury Services PLC
 1.08%, due 2/11/04 (c).........    2,400,000        2,397,046
Hitachi Credit America Corp.
 1.02%, due 1/27/04 (c).........    3,900,000        3,897,127
Mitsubishi Motors Credit of
 America, Inc.
 1.20%, due 1/12/04 (c).........    9,100,000        9,096,660
New Jersey Natural Gas Co.
 1.06%, due 1/15/04 (c).........    2,200,000        2,199,093
Nordea North America, Inc.
 1.07%, due 1/14/04 (c).........    3,600,000        3,598,608
 1.08%, due 1/9/04 (c)..........      900,000          899,784
Peoples Gas Light & Coke Co.
 1.08%, due 1/12/04 (c).........    6,900,000        6,897,686
Province of Quebec
 1.02%, due 1/23/04 (c).........    2,400,000        2,398,504
Public Service Co. of North
 Carolina, Inc.
 1.10%, due 1/20/04 (c).........    4,500,000        4,497,359
Schering-Plough Corp.
 1.19%, due 1/5/04 (c)..........    1,400,000        1,399,815
Yorkshire Building Society
 1.10%, due 1/7/04 (c)..........   10,000,000        9,998,173
                                                --------------
Total Commercial Paper
 (Cost $60,871,040).............                    60,871,040
                                                --------------
U.S. GOVERNMENT (1.2%)
United States Treasury Bills
 0.94%, due 4/15/04 (c).........    4,400,000        4,388,432
 0.95%, due 4/8/04 (c)..........   10,800,000       10,773,465
                                                --------------
Total U.S. Government
 (Cost $15,161,048).............                    15,161,897
                                                --------------
Total Short-Term Investments
 (Cost $76,032,088).............                    76,032,937
                                                --------------
Total Investments
 (Cost $1,226,184,438) (e)......        103.8%   1,327,401,925(f)
Liabilities in excess of Cash
 and Other Assets...............         (3.8)     (48,549,599)
                                  -----------   --------------
Net Assets......................        100.0%  $1,278,852,326
                                  ===========   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

FUTURES CONTRACTS (0.1%)
                                    CONTRACTS     UNREALIZED
                                      LONG      APPRECIATION(G)
                                  -----------------------------
Standard & Poor's 500 Index
 March 2004.....................           92   $      861,536
 Mini March 2004................            1              149
                                                --------------
Total Futures Contracts
 (Settlement Value $25,599,330)
 (d)............................                $      861,685
                                                ==============
---------------------------------------------------------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
    represents 99.9% of net assets.
(e) The cost for federal income tax purposes is $1,237,220,045.
(f) At December 31, 2003 net unrealized appreciation was
    $90,181,880, based on cost for federal income tax purposes.
    This consisted of aggregate gross unrealized appreciation
    for all investments on which there was an excess of market value over cost of $262,659,806 and aggregate gross
    unrealized depreciation for all investments on which there was an excess of cost over market value of $172,477,926.
(g) Represents the difference between the value of the
    contracts at the time they were opened and the value at
    December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $1,226,184,438).....   $1,327,401,925
Cash...................................           73,748
Receivables:
  Dividends and interest...............        1,626,033
  Fund shares sold.....................          496,959
  Variation margin on futures
    contracts..........................           69,315
                                          --------------
        Total assets...................    1,329,667,980
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       49,975,979
  Fund shares redeemed.................          243,719
  Administrator........................          209,825
  Shareholder communication............          187,420
  Adviser..............................          104,912
  Custodian............................           24,055
  NYLIFE Distributors..................            6,956
Accrued expenses.......................           62,788
                                          --------------
        Total liabilities..............       50,815,654
                                          --------------
Net assets.............................   $1,278,852,326
                                          ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class........................   $      553,264
  Service Class........................           17,620
Additional paid-in capital.............    1,269,327,636
Accumulated net realized loss on
  investments..........................      (93,125,366)
Net unrealized appreciation on
  investments and futures
  transactions.........................      102,079,172
                                          --------------
Net assets.............................   $1,278,852,326
                                          ==============
Initial Class
  Net assets applicable to outstanding
    shares.............................   $1,239,412,404
                                          ==============
  Shares of capital stock
    outstanding........................       55,326,448
                                          ==============
  Net asset value per share
    outstanding........................   $        22.40
                                          ==============
Service Class
  Net assets applicable to outstanding
    shares.............................   $   39,439,922
                                          ==============
  Shares of capital stock
    outstanding........................        1,762,001
                                          ==============
  Net asset value per share
    outstanding........................   $        22.38
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends............................   $   18,916,536
  Interest.............................          302,949
                                          --------------
        Total income...................       19,219,485
                                          --------------
Expenses:
  Administration.......................        2,149,159
  Advisory.............................        1,074,579
  Shareholder communication............          512,500
  Professional.........................          197,211
  Custodian............................          133,124
  Directors............................           52,964
  Service..............................           20,938
  Miscellaneous........................           50,188
                                          --------------
        Total expenses.................        4,190,663
                                          --------------
Net investment income..................       15,028,822
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from:
  Security transactions................      (24,925,798)
  Futures transactions.................        6,384,321
                                          --------------
Net realized loss on investments.......      (18,541,477)
                                          --------------
Net change in unrealized depreciation
  on:
  Security transactions................      276,061,048
  Futures transactions.................        1,085,657
                                          --------------
Net unrealized gain on investments.....      277,146,705
                                          --------------
Net realized and unrealized gain on
  investments..........................      258,605,228
                                          --------------
Net increase in net assets resulting
  from operations......................   $  273,634,050
                                          ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                   2003             2002
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $   15,028,822   $   14,239,981
 Net realized loss on investments and futures
   transactions.............................................     (18,541,477)     (73,794,666)
 Net change in unrealized appreciation (depreciation) on
   investments and futures transactions.....................     277,146,705     (238,852,892)
                                                              --------------   --------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     273,634,050     (298,407,577)
                                                              --------------   --------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class............................................     (14,545,804)     (14,142,657)
   Service Class............................................        (428,723)              --
 From net realized gain on investments:
   Initial Class............................................              --       (3,728,362)
 Return of capital:
   Initial Class............................................        (111,649)              --
   Service Class............................................          (3,291)              --
                                                              --------------   --------------
     Total dividends and distributions to shareholders......     (15,089,467)     (17,871,019)
                                                              --------------   --------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................      84,842,598      254,794,424
   Service Class............................................      36,816,399               --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions:
   Initial Class............................................      14,657,453       17,871,019
   Service Class............................................         432,014               --
                                                              --------------   --------------
                                                                 136,748,464      272,665,443
 Cost of shares redeemed:
   Initial Class............................................     (93,551,369)    (306,020,919)
   Service Class............................................        (195,773)              --
                                                              --------------   --------------
 Increase (decrease) in net assets derived from capital
   share transactions.......................................      43,001,322      (33,355,476)
                                                              --------------   --------------
Net increase (decrease) in net assets.......................     301,545,905     (349,634,072)
NET ASSETS:
Beginning of year...........................................     977,306,421    1,326,940,493
                                                              --------------   --------------
End of year.................................................  $1,278,852,326   $  977,306,421
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
 year.......................................................  $           --   $       68,970
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                     INITIAL CLASS                           SERVICE CLASS
                                             -------------------------------------------------------------   -------------
                                                                                                                JUNE 5,
                                                                                                                2003(A)
                                                                                                                THROUGH
                                                                YEAR ENDED DECEMBER 31                       DECEMBER 31,
                                                2003         2002        2001         2000         1999          2003
                                             -----------------------------------------------------------------------------
Net asset value at beginning of period.....  $    17.68    $  23.14   $    26.88   $    30.50   $    25.89      $ 19.95
                                             ----------    --------   ----------   ----------   ----------      -------
Net investment income......................        0.27(b)     0.26         0.25         0.27         0.28         0.12(b)
Net realized and unrealized gain (loss) on
 investments...............................        4.72       (5.40)       (3.49)       (3.10)        5.06         2.56
                                             ----------    --------   ----------   ----------   ----------      -------
Total from investment operations...........        4.99       (5.14)       (3.24)       (2.83)        5.34         2.68
                                             ----------    --------   ----------   ----------   ----------      -------
Less dividends and distributions:
 From net investment income................       (0.27)      (0.26)       (0.25)       (0.27)       (0.28)       (0.25)
 From net realized gain on investments.....          --       (0.06)       (0.25)       (0.52)       (0.45)          --
 Return of capital.........................       (0.00)(c)       --          --           --           --        (0.00)(c)
                                             ----------    --------   ----------   ----------   ----------      -------
Total dividends and distributions..........       (0.27)      (0.32)       (0.50)       (0.79)       (0.73)       (0.25)
                                             ----------    --------   ----------   ----------   ----------      -------
Net asset value at end of period...........  $    22.40    $  17.68   $    23.14   $    26.88   $    30.50      $ 22.38
                                             ==========    ========   ==========   ==========   ==========      =======
Total investment return....................       28.19%     (22.21%)     (12.11%)      (9.32%)      20.70%       13.50%(d)
Ratios (to average net assets)/ Supplemental Data:
 Net investment income.....................        1.40%       1.25%        1.01%        0.94%        1.13%        1.15%+(e)
 Expenses..................................        0.39%       0.38%        0.37%        0.37%        0.36%        0.64%+
Portfolio turnover rate....................           3%          5%           4%           6%           3%           3%
Net assets at end of period (in 000's).....  $1,239,412    $977,306   $1,326,940   $1,527,577   $1,521,085      $39,440

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (91.7%)+

                                     SHARES         VALUE
                                   --------------------------
AUSTRALIA (0.4%)
Australian Gas Light Co. Ltd.
 (energy sources)................       29,000   $    245,376
Cochlear Ltd. (health & personal
 care)...........................       10,200        164,924
                                                 ------------
                                                      410,300
                                                 ------------
BELGIUM (1.8%)
Electrabel, S.A.
 (utilities-electrical & gas)....        6,019      1,891,944
                                                 ------------
BERMUDA (1.7%)
XL Capital Ltd. Class A
 (insurance).....................       23,300      1,806,915
                                                 ------------

DENMARK (2.0%)
Danske Bank A/S (banking)........       90,845      2,131,410
                                                 ------------

FINLAND (0.5%)
Nokia Corp. ADR
 (telecommunications) (b)........       27,700        470,900
                                                 ------------

FRANCE (2.3%)
BNP Paribas, S.A. (banking)......       25,394      1,598,974
Dexia, S.A. (business &
 public services)................       45,600        783,965
                                                 ------------
                                                    2,382,939
                                                 ------------
GERMANY (8.7%)
BASF AG (chemicals)..............        5,000        282,227
Bayerische Motoren Werke AG
 (automobiles)...................       74,179      3,457,254
Deutsche Boerse AG
 (financial services)............       61,430      3,370,587
Schering AG (health & personal
 care)...........................       40,551      2,054,145
                                                 ------------
                                                    9,164,213
                                                 ------------
HONG KONG (2.5%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)....      658,700      2,604,731
                                                 ------------
INDIA (0.8%)
ITC, Ltd. GDR (beverages &
 tobacco) (a)(c).................       40,900        882,589
                                                 ------------

IRELAND (3.7%)
Allied Irish Banks PLC
 (banking).......................       19,300        307,709
Anglo Irish Bank Corp. PLC
 (banking).......................       27,100        427,624
Bank of Ireland (banking)........      183,120      2,494,568
iShares DJ Euro STOXX 50 Index
 Fund (financial services) (f)...       21,400        749,053
                                                 ------------
                                                    3,978,954
                                                 ------------


                                     SHARES         VALUE
                                   --------------------------
ITALY (4.9%)
Eni S.p.A. (energy sources)......       59,500   $  1,122,753
Eni S.p.A. ADR (energy sources)
 (b).............................        2,500        237,450
Riunione Adriatica di Sicurta
 S.p.A. (insurance)..............       27,300        464,871
Snam Rete Gas S.p.A.
 (utilities-electrical & gas)....      693,875      2,940,738
Telecom Italia Mobile S.p.A.
 (telecommunications)............       72,500        394,141
                                                 ------------
                                                    5,159,953
                                                 ------------
JAPAN (10.1%)
Canon, Inc. (data processing &
 reproduction)...................       46,000      2,141,831
Canon, Inc. ADR (data processing
 & reproduction) (b).............       30,511      1,453,544
FANUC, Ltd. (electronic
 components & instruments).......        4,600        275,562
Keyence Corp. (electronic
 components & instruments).......        2,400        505,888
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)....................       10,800        583,484
Nintendo Co., Ltd. (recreation &
 other consumer goods)...........       10,600        989,083
Nitto Denko Corp. (chemicals)....       10,700        569,096
NTT DoCoMo, Inc.
 (telecommunications)............          226        512,438
Secom Co., Ltd. (business &
 public services)................       20,500        765,139
Seven-Eleven Japan Co., Ltd.
 (recreation other consumer
 goods)..........................        9,500        288,094
Takeda Chemical Industries, Ltd.
 (health & personal care)........       63,700      2,526,127
                                                 ------------
                                                   10,610,286
                                                 ------------
NETHERLANDS (11.1%)
Euronext N.V. (financial
 services).......................      103,431      2,618,387
Reed Elsevier N.V.
 (broadcasting & publishing).....      162,255      2,015,905
Royal Dutch Petroleum Co. (NY
 Shares) (oil & gas) (e).........       64,200      3,363,438
TPG N.V. (business & public
 services).......................      154,142      3,610,511
                                                 ------------
                                                   11,608,241
                                                 ------------
SINGAPORE (0.8%)
Venture Corp., Ltd. (electrical &
 electronics)....................       69,900        823,176
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
SPAIN (5.3%)
Banco Popular Espanol, S.A.
 (banking) (g)...................       57,466   $  3,428,530
Iberdrola, S.A.
 (utilities-electrical & gas)
 (g).............................       81,061      1,602,200
Indra Sistemas, S.A. (business &
 public services)................       44,000        564,429
                                                 ------------
                                                    5,595,159
                                                 ------------
SWEDEN (1.4%)
Autoliv, Inc. (automobiles)......       12,900        485,685
Sandvik AB (machinery &
 engineering)....................       21,460        739,661
Svenska Handelsbanken Series A
 (banking).......................       11,900        243,117
                                                 ------------
                                                    1,468,463
                                                 ------------
SWITZERLAND (10.9%)
Credit Suisse Group ADR (banking)
 (b).............................       18,800        683,004
Nestle, S.A. Registered (food &
 household products).............       14,671      3,665,526
Novartis AG ADR (pharmaceuticals)
 (b).............................       35,400      1,624,506
Novartis AG Registered (health &
 personal care)..................       26,680      1,211,305
Syngenta AG (chemicals)..........        7,700        518,626
Synthes-Stratec, Inc. (health &
 personal care)..................          700        692,784
UBS AG Registered (banking)......       37,163      2,545,143
UBS AG Registered (NY Shares)
 (banking) (e)...................        6,405        435,476
                                                 ------------
                                                   11,376,370
                                                 ------------
UNITED KINGDOM (21.2%)
BP PLC ADR (oil & gas) (b).......       11,100        547,785
Capita Group PLC (business &
 public services)................       53,900        233,986
Diageo PLC (beverages &
 tobacco)........................      267,829      3,526,387
Diageo Capital PLC ADR (beverages
 & tobacco) (b)..................        6,100        322,446
Exel PLC
 (transportation-shipping).......      127,262      1,685,855
Lloyds TSB Group PLC (banking)...      349,657      2,801,077


                                     SHARES         VALUE
                                   --------------------------
UNITED KINGDOM (Continued)
Lloyds TSB Group PLC ADR
 (banking) (b)(g)................       22,303   $    725,963
Man Group PLC (financial
 services).......................       39,600      1,036,412
Provident Financial PLC
 (financial services)............       88,200      1,024,715
Reckitt Benckiser PLC (food &
 household products).............      130,462      2,956,701
Rentokil Initial PLC (business &
 public services)................      825,687      2,808,399
Scottish & Southern Energy PLC
 (utilities-electrical & gas)....       20,760        249,739
Tesco PLC (merchandising)........      931,308      4,292,994
                                                 ------------
                                                   22,212,459
                                                 ------------
UNITED STATES (1.6%)
iShares MSCI Japan Index Fund
 (financial services) (f)........       32,500        313,300
iShares MSCI United Kingdom
 (financial services) (f)(g).....       89,300      1,391,294
                                                 ------------
                                                    1,704,594
                                                 ------------
Total Common Stocks (Cost
 $79,076,441)....................                  96,283,596
                                                 ------------

PREFERRED STOCK (2.8%)
GERMANY (2.8%)
Porsche AG
 E1.53 (automobiles) (l).........        4,890      2,892,794
                                                 ------------
Total Preferred Stock (Cost
 $1,847,160).....................                   2,892,794
                                                 ------------
WARRANTS (0.5%)
IRELAND (0.5%)
Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08
 (transportation-airlines)
 (a)(d)(l).......................       58,604        497,927
                                                 ------------
Total Warrants
 (Cost $407,629).................                     497,927
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (10.8%)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                   --------------------------
COMMERCIAL PAPER (3.6%)
UNITED STATES (3.6%)
Neptune Funding Corp.
 1.0139%, due 1/2/04
 (financial services) (h)........  $ 1,090,000   $  1,089,970
Rabobank USA Financial Corp.
 0.94%, due 1/2/04
 (financial services)............    2,625,000      2,624,931
                                                 ------------
Total Commercial Paper (Cost
 $3,714,901).....................                   3,714,901
                                                 ------------

                                     SHARES
                                   -----------
INVESTMENT COMPANIES (1.8%)
UNITED STATES (1.8%)
AIM Institutional Funds Group
 0.99% (financial services)
 (h)(i)..........................       99,752         99,752
Merrill Lynch Premier
 Institutional Fund
 1.05% (financial services)
 (i).............................    1,806,932      1,806,932
                                                 ------------
Total Investment Companies (Cost
 $1,906,684).....................                   1,906,684
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT
                                   -----------
MASTER NOTE (1.0%)
UNITED STATES (1.0%)
Banc of America Securities LLC
 1.125%, due 1/2/04 (h)..........  $ 1,000,000      1,000,000
                                                 ------------
Total Master Note
 (Cost $1,000,000)...............                   1,000,000
                                                 ------------

REPURCHASE AGREEMENTS (4.4%)
UNITED STATES (4.4%)
Countrywide Securities Corp.
 1.08%, dated 12/31/03
 due 1/2/04
 Proceeds at Maturity $4,050,246
 (financial services) (h)
 (Collaterized by Various Bonds
 with a Principal Amount of
 $5,239,201 and a Market Value of
 $4,195,661).....................    4,050,000      4,050,000

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   --------------------------
REPURCHASE AGREEMENTS (Continued)
UNITED STATES (Continued)
Lehman Brothers, Inc.
 1.0499%, dated 12/31/03
 due 1/2/04
 Proceeds at Maturity $500,029
 (financial services) (h)
 (Collaterized by Various Bonds
 with a Principal Amount of
 $472,634 and a Market Value of
 $509,944).......................  $   500,000   $    500,000
Merrill Lynch Pierce Fenner &
 Smith, Inc.
 1.08%, dated 12/31/03
 due 1/2/04
 Proceeds at Maturity $111,007
 (financial services) (h)
 (Collaterized by Various Bonds
 with a Principal Amount of
 $102,528 and a Market Value of
 $113,460).......................      111,000        111,000
                                                 ------------
Total Repurchase Agreements (Cost
 $4,661,000).....................                   4,661,000
                                                 ------------
Total Short-Term Investments
 (Cost $11,282,585)..............                  11,282,585
                                                 ------------
Total Investments (Cost
 $92,613,815) (j)................        105.8%   110,956,902(k)
Liabilities in Excess of
 Cash and Other Assets...........         (5.8)    (6,056,588)
                                   -----------   ------------
Net Assets.......................        100.0%  $104,900,314
                                   ===========   ============
----------
(a) May be sold to institutional investors only.
(b) ADR--American Depositary Receipt.
(c) GDR--Global Depositary Receipt.
(d) Non-income producing security.
(e) Security primarily trades on the New York Stock Exchange.
(f) Exchange Traded Fund--represents a basket of securities
    that are traded on an exchange.
(g) Represents securities out on loan or a portion which is
    out on loan.
(h) Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(i) Floating rate. Rate shown is the rate in effect at
    December 31, 2003.
(j) The cost for federal income tax purposes is $93,013,628.
(k) At December 31, 2003 net unrealized appreciation was
    $17,943,274 based on cost for federal income tax
    purposes. This consisted of aggregate gross unrealized
    appreciation for all investments on which there was an
    excess of market value over cost of $18,007,549 and
    aggregate gross unrealized depreciation for all
    investments on which there was an excess of cost over
    market value of $64,275.
(l) The following abbreviation is used in the above
    portfolio:
 E--Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


The table below sets forth the diversification of International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                    VALUE        PERCENT+
                                 ------------------------
Automobiles....................  $  6,835,733       6.5%
Banking........................    17,822,595      17.0
Beverages & Tobacco............     4,731,422       4.5
Broadcasting & Publishing......     2,015,905       1.9
Business & Public Services.....     8,766,429       8.4
Chemicals......................     1,369,949       1.3
Data Processing &
  Reproduction.................     3,595,375       3.4
Electrical & Electronics.......       823,176       0.8
Electronic Components &
  Instruments..................     1,364,934       1.3
Energy Sources.................     1,605,579       1.5
Financial Services.............    21,786,333      20.8
Food & Household Products......     6,622,227       6.3
Health & Personal Care.........     6,649,285       6.3
Insurance......................     2,271,786       2.2
Machinery & Engineering........       739,661       0.7
Merchandising..................     4,292,994       4.1
Oil & Gas......................     3,911,223       3.7
Pharmaceuticals................     1,624,506       1.6
Recreation & Other Consumer
  Goods........................     1,277,177       1.2
Telecommunications.............     1,377,479       1.3
Transportation-Airlines........       497,927       0.5
Transportation-Shipping........     1,685,855       1.6
Utilities-Electrical & Gas.....     9,289,352       8.9
                                 ------------     ------
                                  110,956,902     105.8
Liabilities in Excess of
  Cash and Other Assets........    (6,056,588)     (5.8)
                                 ------------     ------
Net Assets.....................  $104,900,314     100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $92,613,815) --
  including $6,589,479 market value of
  securities loaned......................   $110,956,902
Cash denominated in foreign currencies
  (identified cost $1,801,682)...........      1,841,091
Cash.....................................            560
Receivables:
  Dividends and interest.................        238,027
  Fund shares sold.......................        129,190
                                            ------------
        Total assets.....................    113,165,770
                                            ------------
LIABILITIES:
Payables:
  Securities lending collateral..........      6,850,722
  Investment securities purchased........      1,291,067
  Adviser................................         50,192
  Administrator..........................         16,731
  Custodian..............................         11,460
  NYLIFE Distributors....................          1,573
  Fund shares redeemed...................            360
Accrued expenses.........................         43,351
                                            ------------
        Total liabilities................      8,265,456
                                            ------------
Net assets...............................   $104,900,314
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     78,938
  Service Class..........................          7,546
Additional paid-in capital...............     93,345,779
Accumulated undistributed net investment
  income.................................        222,036
Accumulated net realized loss on
  investments............................     (7,154,091)
Net unrealized appreciation on
  investments............................     18,343,087
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies......         57,019
                                            ------------
Net assets...............................   $104,900,314
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 95,754,335
                                            ============
  Shares of capital stock outstanding....      7,893,823
                                            ============
  Net asset value per share
    outstanding..........................   $      12.13
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $  9,145,979
                                            ============
  Shares of capital stock outstanding....        754,620
                                            ============
  Net asset value per share
    outstanding..........................   $      12.12
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $ 2,037,542
  Interest................................        28,068
  Income from securities loaned -- net....         2,109
                                             -----------
        Total income......................     2,067,719
                                             -----------
Expenses:
  Advisory................................       458,478
  Administration..........................       152,826
  Custodian...............................        68,854
  Professional............................        52,680
  Shareholder communication...............        41,243
  Portfolio pricing.......................        22,422
  Directors...............................         5,729
  Service.................................         4,403
  Miscellaneous...........................        17,798
                                             -----------
        Total expenses....................       824,433
                                             -----------
Net investment income.....................     1,243,286
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain from:
  Security transactions...................     3,934,058
  Foreign currency transactions...........       623,269
                                             -----------
Net realized gain on investments and
  foreign currency transactions...........     4,557,327
                                             -----------
Net increase from payment by affiliate for
  loss on the disposal of investment in
  violation of restrictions...............         3,437
                                             -----------
Net change in unrealized appreciation on:
  Security transactions...................    17,678,655
  Translation of other assets and
    liabilities in foreign currencies.....       (54,244)
                                             -----------
Net unrealized gain on investments and
  foreign currency transactions...........    17,624,411
                                             -----------
Net realized and unrealized gain on
  investments and foreign currency
  transactions............................    22,185,175
                                             -----------
Net increase in net assets resulting from
  operations..............................   $23,428,461
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $224,445.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003            2002
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $   1,243,286   $     641,499
 Net realized gain (loss) on investments and foreign
   currency transactions....................................      4,557,327      (2,007,676)
 Net increase from payment by affiliate for loss on the
   disposal of investment in violation of restrictions......          3,437              --
 Net change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions............     17,624,411        (624,816)
                                                              -------------   -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     23,428,461      (1,990,993)
                                                              -------------   -------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................     (1,509,712)       (878,798)
   Service Class............................................       (134,807)             --
                                                              -------------   -------------
     Total dividends to shareholders........................     (1,644,519)       (878,798)
                                                              -------------   -------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    208,175,989     203,047,936
   Service Class............................................      8,308,006              --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................      1,509,712         878,798
   Service Class............................................        134,807              --
                                                              -------------   -------------
                                                                218,128,514     203,926,734
 Cost of shares redeemed:
   Initial Class............................................   (196,725,788)   (194,808,009)
   Service Class............................................        (49,827)             --
                                                              -------------   -------------
 Increase in net assets derived from capital share
   transactions.............................................     21,352,899       9,118,725
                                                              -------------   -------------
Net increase in net assets..................................     43,136,841       6,248,934
NET ASSETS:
Beginning of year...........................................     61,763,473      55,514,539
                                                              -------------   -------------
End of year.................................................  $ 104,900,314   $  61,763,473
                                                              =============   =============
Accumulated undistributed net investment income at end of
 year.......................................................  $     222,036   $          --
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                             INITIAL CLASS                          SERVICE CLASS
                                                       ----------------------------------------------------------   -------------
                                                                                                                       JUNE 5,
                                                                                                                       2003(A)
                                                                                                                       THROUGH
                                                                         YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                                         2003          2002       2001          2000       1999         2003
                                                       --------------------------------------------------------------------------
Net asset value at beginning of period...............  $  9.48       $ 10.06    $ 11.90       $ 15.48    $ 12.40       $ 10.40
                                                       -------       -------    -------       -------    -------       -------
Net investment income................................     0.17(b)       0.11       0.11(b)       0.07(b)    0.11          0.00(b)
Net realized and unrealized gain (loss) on
 investments.........................................     2.61         (0.63)     (1.78)        (2.97)      3.46          1.85
Net realized and unrealized gain (loss) on foreign
 currency transactions...............................     0.06          0.08      (0.00)(c)      0.12      (0.12)         0.06
                                                       -------       -------    -------       -------    -------       -------
Total from investment operations.....................     2.84         (0.44)     (1.67)        (2.78)      3.45          1.91
                                                       -------       -------    -------       -------    -------       -------
Less dividends and distributions:
 From net investment income..........................    (0.19)        (0.14)     (0.14)        (0.09)     (0.05)        (0.19)
 From net realized gain on investments...............       --            --      (0.03)        (0.71)     (0.32)           --
                                                       -------       -------    -------       -------    -------       -------
Total dividends and distributions....................    (0.19)        (0.14)     (0.17)        (0.80)     (0.37)        (0.19)
                                                       -------       -------    -------       -------    -------       -------
Net asset value at end of period.....................  $ 12.13       $  9.48    $ 10.06       $ 11.90    $ 15.48       $ 12.12
                                                       =======       =======    =======       =======    =======       =======
Total investment return..............................    30.00%        (4.41%)   (14.02%)      (18.06%)    28.06%        18.31%(d)
Ratios (to average net assets)/Supplemental Data:
 Net investment income...............................     1.67%         1.06%      1.04%         0.53%      0.78%         1.42%+(e)
 Net expenses........................................     1.07%         1.11%      1.12%         1.01%      1.07%         1.32%+
Portfolio turnover rate..............................      105%          102%       130%           28%        37%          105%
Net assets at end of period (in 000's)...............  $95,754       $61,763    $55,515       $65,429    $72,339       $ 9,146

------------
(a) Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c) Less than one cent per share.
(d) Total return is not annualized.
(e) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (99.5%)+

                                        SHARES      VALUE
                                        --------------------
AEROSPACE & DEFENSE (0.2%)
Goodrich Corp. .......................    226    $     6,710
Precision Castparts Corp. ............    337         15,303
Rockwell Collins, Inc. ...............  3,941        118,348
United Defense Industries, Inc. (a)...    534         17,024
                                                 -----------
                                                     157,385
                                                 -----------
AIR FREIGHT & LOGISTICS (1.1%)
C.H. Robinson Worldwide, Inc. ........  4,442        168,396
CNF, Inc. ............................  4,173        141,465
Expeditors International of
 Washington, Inc. ....................  4,479        168,679
J.B. Hunt Transport Services, Inc.
 (a)..................................  3,876        104,691
Ryder System, Inc. ...................  4,108        140,288
                                                 -----------
                                                     723,519
                                                 -----------
AIRLINES (0.2%)
JetBlue Airways Corp. (a).............  4,134        109,634
                                                 -----------

AUTO COMPONENTS (1.8%)
American Axle & Manufacturing
 Holdings, Inc. (a)...................  1,319         53,314
ArvinMeritor, Inc. ...................  1,383         33,358
Autoliv, Inc. ........................    584         21,988
BorgWarner, Inc. .....................  1,833        155,933
Dana Corp. ...........................    916         16,809
Johnson Controls, Inc. ...............  5,197        603,476
Lear Corp. ...........................  4,465        273,838
                                                 -----------
                                                   1,158,716
                                                 -----------
BEVERAGES (0.2%)
Adolph Coors Co. Class B..............  2,192        122,971
PepsiAmericas, Inc. ..................  1,287         22,033
                                                 -----------
                                                     145,004
                                                 -----------
BIOTECHNOLOGY (1.0%)
Affymetrix, Inc. (a)..................  5,001        123,075
Biogen Idec, Inc. (a).................  4,596        169,041
Celgene Corp. (a).....................  2,007         90,355
Human Genome Sciences, Inc. (a).......  3,208         42,506
IDEXX Laboratories, Inc. (a)..........  1,987         91,958
ImClone Systems, Inc. (a).............  2,526        100,181
Invitrogen Corp. (a)..................    109          7,630
Millennium Pharmaceuticals, Inc.
 (a)..................................    592         11,053
                                                 -----------
                                                     635,799
                                                 -----------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc. (a)......  2,846        286,592
                                                 -----------

CAPITAL MARKETS (2.4%)
A.G. Edwards, Inc. ...................  5,378        194,845
Ameritrade Holding Corp. (a)..........    939         13,212
E*TRADE Financial Corp. (a)...........  2,072         26,211
Federated Investors, Inc. Class B.....  5,806        170,464


                                        SHARES      VALUE
                                        --------------------
CAPITAL MARKETS (Continued)
Friedman, Billings, Ramsey Group, Inc.
 Class A..............................    267    $     6,162
Jefferies Group, Inc. ................     92          3,038
Legg Mason, Inc. .....................  3,187        245,973
Northern Trust Corp. .................  4,206        195,242
S&P MidCap 400 Index-MidCap SPDR
 Trust, Series 1 (c)..................  2,832        298,493
S&P 500 Index-SPDR Trust, Series 1
 (c)..................................  2,626        292,221
T.Rowe Price Group, Inc. .............  2,300        109,043
                                                 -----------
                                                   1,554,904
                                                 -----------
CHEMICALS (1.7%)
Airgas, Inc. .........................    680         14,606
Cabot Corp. ..........................  1,145         36,457
Cytec Industries, Inc. (a)............  1,895         72,749
Engelhard Corp. ......................  5,639        168,888
Monsanto Co. .........................  18,651       536,776
PPG Industries, Inc. .................    823         52,688
RPM International, Inc. ..............  2,809         46,236
Scotts Co. (The) Class A (a)..........  1,816        107,435
Sigma-Aldrich Corp. ..................  1,016         58,095
                                                 -----------
                                                   1,093,930
                                                 -----------
COMMERCIAL BANKS (3.2%)
BancorpSouth, Inc. ...................  1,887         44,760
Banknorth Group, Inc. ................  7,997        260,142
Colonial BancGroup, Inc. (The)........  3,017         52,254
Compass Bancshares, Inc. .............  3,091        121,507
First BanCorp. .......................    832         32,906
First Midwest Bancorp, Inc. ..........  1,133         36,720
First Tennessee National Corp. .......  3,852        169,873
FirstMerit Corp. .....................  1,920         51,782
Hibernia Corp. Class A................  3,476         81,721
Hudson United Bancorp. ...............  1,111         41,051
Marshall & Ilsley Corp. ..............  10,489       401,204
North Fork Bancorporation, Inc. ......  3,466        140,269
Regions Financial Corp. ..............  4,567        169,892
SouthTrust Corp. .....................  6,356        208,032
United Bankshares, Inc. ..............  3,198         99,778
Whitney Holding Corp. ................    475         19,470
Zions Bancorp. .......................  2,237        137,195
                                                 -----------
                                                   2,068,556
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (3.6%)
Allied Waste Industries, Inc. (a).....  3,834         53,216
ARAMARK Corp. Class B.................  3,470         95,147
Avery Dennison Corp. .................  3,052        170,973
Career Education Corp. (a)............  2,382         95,447
ChoicePoint, Inc. (a).................  4,422        168,434
Deluxe Corp. .........................  4,092        169,122
Education Management Corp. (a)........  1,572         48,795
H&R Block, Inc. ......................  8,590        475,628
Herman Miller, Inc. ..................  3,580         86,887

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
COMMERCIAL SERVICES & SUPPLIES (Continued)
Hewitt Associates, Inc. Class A (a)...  1,481    $    44,282
HON INDUSTRIES, Inc...................  4,146        179,605
IKON Office Solutions, Inc............  3,201         37,964
ITT Educational Services, Inc. (a)....  3,016        141,661
Monster Worldwide, Inc. (a)...........  2,436         53,495
Moore Wallace, Inc. (a)...............  11,969       224,179
Republic Services, Inc. ..............  6,727        172,413
University of Phoenix Online (a)......  1,051         72,445
Viad Corp. ...........................  1,641         41,025
                                                 -----------
                                                   2,330,718
                                                 -----------
COMMUNICATIONS EQUIPMENT (3.2%)
ADTRAN, Inc. .........................  1,942         60,202
Advanced Fibre Communications, Inc.
 (a)..................................  2,121         42,738
Avaya, Inc. (a).......................  28,846       373,267
Brocade Communications Systems, Inc.
 (a)..................................  21,737       125,640
Corning, Inc. (a).....................  48,288       503,644
Foundry Networks, Inc. (a)............    639         17,483
Harris Corp. .........................  3,270        124,097
InterDigital Communications Corp.
 (a)..................................  4,728         97,586
Juniper Networks, Inc. (a)............  15,520       289,914
McDATA Corp. Class A (a)..............  8,747         83,359
Polycom, Inc. (a).....................  2,396         46,770
Scientific-Atlanta, Inc. .............  10,011       273,300
                                                 -----------
                                                   2,038,000
                                                 -----------
COMPUTERS & PERIPHERALS (2.7%)
Apple Computer, Inc. (a)..............  17,382       371,453
Diebold, Inc. ........................  1,758         94,703
Imation Corp. ........................  3,029        106,469
Lexmark International, Inc. (a).......  2,162        170,020
Maxtor Corp. (a)......................  14,014       155,555
NCR Corp. (a).........................    347         13,464
Network Appliance, Inc. (a)...........  20,649       423,924
SanDisk Corp. (a).....................  2,996        183,175
Storage Technology Corp. (a)..........  2,647         68,160
Western Digital Corp. (a).............  9,750        114,953
                                                 -----------
                                                   1,701,876
                                                 -----------
CONSTRUCTION MATERIALS (0.8%)
Florida Rock Industries, Inc. ........  1,002         54,960
Lafarge North America, Inc. ..........    596         24,150
Martin Marietta Materials, Inc. ......  2,297        107,890
Vulcan Materials Co. .................  6,572        312,630
                                                 -----------
                                                     499,630
                                                 -----------
CONSUMER FINANCE (0.4%)
AmeriCredit Corp. (a).................    584          9,303
Providian Financial Corp. (a).........  18,817       219,030
                                                 -----------
                                                     228,333
                                                 -----------


                                        SHARES      VALUE
                                        --------------------
CONTAINERS & PACKAGING (0.7%)
Aptargroup, Inc. .....................    662    $    25,818
Sealed Air Corp. (a)..................  6,020        325,923
Temple-Inland, Inc. ..................  1,029         64,487
                                                 -----------
                                                     416,228
                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
Chicago Mercantile Exchange (The).....    214         15,485
CIT Group, Inc. ......................  14,124       507,758
Instinet Group, Inc. (a)..............  3,016         15,532
                                                 -----------
                                                     538,775
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
CenturyTel, Inc. .....................  5,204        169,754
Citizens Communications Co. (a).......  12,314       152,940
Level 3 Communications, Inc. (a)......  30,122       171,695
NTL, Inc. (a).........................    270         18,833
                                                 -----------
                                                     513,222
                                                 -----------
ELECTRIC UTILITIES (5.7%)
Alliant Energy Corp. .................  7,707        191,904
Ameren Corp. .........................  11,497       528,862
CenterPoint Energy, Inc. .............  19,343       187,434
DPL, Inc. ............................  9,024        188,421
Duquesne Light Holdings, Inc. ........  1,651         30,279
Edison International..................  19,514       427,942
Great Plains Energy, Inc. ............  4,933        156,968
Northeast Utilities...................  8,740        176,286
NSTAR.................................  1,175         56,988
OGE Energy Corp. .....................  5,585        135,101
PG&E Corp. (a)........................  2,181         60,566
Pinnacle West Capital Corp. ..........    474         18,969
PPL Corp. ............................  2,040         89,250
Public Service Enterprise Group,
 Inc. ................................  8,279        362,620
Puget Energy, Inc. ...................  7,099        168,743
Texas Genco Holdings, Inc. ...........     91          2,958
TXU Corp. ............................  15,863       376,270
Wisconsin Energy Corp. ...............  2,258         75,530
Xcel Energy, Inc. ....................  26,147       443,976
                                                 -----------
                                                   3,679,067
                                                 -----------
ELECTRICAL EQUIPMENT (0.9%)
Hubbell, Inc. Class A.................  1,616         67,985
Hubbell, Inc. Class B.................  1,947         85,863
Rockwell Automation, Inc. ............  11,354       404,202
                                                 -----------
                                                     558,050
                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Arrow Electronics, Inc. (a)...........  4,444        102,834
Avnet, Inc. (a).......................  8,524        184,630
AVX Corp. ............................    101          1,679
CDW Corp. ............................  1,441         83,232
Molex, Inc. ..........................    358         12,491
Molex, Inc. Class A...................  8,802        258,427
PerkinElmer, Inc. ....................  7,694        131,337
Sanmina-SCI Corp. (a).................  3,144         39,646

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

                 COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (Continued)
Solectron Corp. (a)...................  55,911   $   330,434
Tektronix, Inc. ......................    148          4,677
Vishay Intertechnology, Inc. (a)......    641         14,679
                                                 -----------
                                                   1,164,066
                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.0%)(b)
FMC Technologies, Inc. (a)............  1,088         25,350
                                                 -----------

FOOD & STAPLES RETAILING (0.7%)
Rite Aid Corp. (a)....................  30,986       187,155
Safeway, Inc. (a).....................  10,522       230,537
SUPERVALU, Inc. ......................    824         23,558
Whole Foods Market, Inc. .............     88          5,907
                                                 -----------
                                                     447,157
                                                 -----------
FOOD PRODUCTS (1.6%)
Dean Foods Co. (a)....................  5,099        167,604
Hershey Foods Corp. ..................  6,315        486,192
J.M. Smucker Co. (The)................  1,237         56,024
Lancaster Colony Corp. ...............    603         27,231
Smithfield Foods, Inc. (a)............  7,041        145,749
Tyson Foods, Inc. Class A.............  9,698        128,402
                                                 -----------
                                                   1,011,202
                                                 -----------
GAS UTILITIES (1.0%)
AGL Resources, Inc. ..................  3,113         90,588
Kinder Morgan, Inc. ..................    379         22,399
NiSource, Inc. .......................  17,185       377,039
Peoples Energy Corp. .................    898         37,752
Sempra Energy.........................  4,407        132,474
                                                 -----------
                                                     660,252
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Apogent Technologies, Inc. (a)........  4,233         97,528
Bausch & Lomb, Inc. ..................  2,361        122,536
Beckman Coulter, Inc. ................  4,187        212,825
Biomet, Inc. .........................  4,714        171,637
Bio-Rad Laboratories, Inc. Class A
 (a)..................................    748         43,137
Edwards Lifesciences Corp. (a)........  5,179        155,784
Fisher Scientific International, Inc.
 (a)..................................  1,774         73,390
Hillenbrand Industries, Inc. .........  3,614        224,285
Respironics, Inc. (a).................  1,567         70,656
STERIS Corp. (a)......................  5,909        133,543
Varian Medical Systems, Inc. (a)......  1,699        117,401
                                                 -----------
                                                   1,422,722
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (5.6%)
AdvancePCS (a)........................  5,119        269,567
Aetna, Inc. ..........................  3,447        232,948
Andrx Group (a).......................    138          3,318
CIGNA Corp. ..........................  6,587        378,753
Coventry Health Care, Inc. (a)........    284         18,315
DaVita, Inc. (a)......................  4,140        161,460
Express Scripts, Inc. (a).............  2,058        136,713
First Health Group Corp. (a)..........  7,630        148,480

                                        SHARES      VALUE
                                        --------------------
HEALTH CARE PROVIDERS & SERVICES (Continued)
Health Net, Inc. (a)..................  5,001    $   163,533
Humana, Inc. (a)......................    997         22,781
IMS Health, Inc. .....................  11,716       291,260
Lincare Holdings, Inc. (a)............  5,599        168,138
Manor Care, Inc. .....................  6,423        222,043
McKesson Corp. .......................  12,095       388,975
Mid Atlantic Medical Services, Inc.
 (a)..................................  1,159         75,103
PacifiCare Health Systems, Inc. (a)...  2,596        175,490
Patterson Dental Co. (a)..............  1,474         94,572
Pharmaceutical Product Development,
 Inc. (a).............................  4,096        110,469
Renal Care Group, Inc. (a)............  2,267         93,400
Service Corp. International (a).......  1,844          9,939
Triad Hospitals, Inc. (a).............  1,660         55,228
Universal Health Services, Inc. Class
 B....................................  2,690        144,507
WebMD Corp. (a).......................  19,033       171,107
WellChoice, Inc. (a)..................  1,595         55,028
                                                 -----------
                                                   3,591,127
                                                 -----------
HOTELS, RESTAURANTS & LEISURE (4.0%)
Brinker International, Inc. (a).......  5,159        171,072
CBRL Group, Inc. .....................  2,383         91,174
Darden Restaurants, Inc. .............  8,047        169,309
GTECH Holdings Corp. .................  1,319         65,277
Harrah's Entertainment, Inc. .........  2,427        120,792
Hilton Hotels Corp. ..................  16,637       284,992
International Game Technology.........  13,031       465,207
International Speedway Corp. Class
 A....................................    750         33,495
Mandalay Resort Group.................  2,211         98,876
MGM Mirage (a)........................  3,351        126,031
Park Place Entertainment Corp. (a)....  11,941       129,321
Starwood Hotels & Resorts Worldwide,
 Inc. ................................  13,567       488,005
Station Casinos, Inc. ................    890         27,261
Wendy's International, Inc. ..........  2,508         98,414
Yum! Brands, Inc. (a).................  6,300        216,720
                                                 -----------
                                                   2,585,946
                                                 -----------
HOUSEHOLD DURABLES (3.7%)
Black & Decker Corp. (The)............  1,716         84,633
Centex Corp. .........................  1,366        147,050
D.R. Horton, Inc. ....................  2,628        113,687
Fortune Brands, Inc. .................  9,513        680,084
Harman International Industries,
 Inc. ................................    317         23,452
KB HOME...............................  1,858        134,742
Lennar Corp. Class A..................  1,295        124,320
Mohawk Industries, Inc. (a)...........  2,466        173,952
Newell Rubbermaid, Inc. ..............  7,476        170,229
NVR, Inc. (a).........................    272        126,752
Ryland Group, Inc. (The)..............  1,784        158,134
Snap-on, Inc. ........................  1,131         36,463
Stanley Works (The)...................  1,384         52,412
Whirlpool Corp. ......................  4,705        341,818
                                                 -----------
                                                   2,367,728
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
HOUSEHOLD PRODUCTS (0.0%)(b)
Dial Corp. (The)......................    751    $    21,381
                                                 -----------

INDUSTRIAL CONGLOMERATES (0.3%)
Alleghany Corp. (a)...................     74         16,465
ALLETE, Inc. .........................  1,905         58,293
Carlisle Cos., Inc. ..................  1,423         86,604
Textron, Inc. ........................    462         26,362
                                                 -----------
                                                     187,724
                                                 -----------
INSURANCE (4.9%)
Ambac Financial Group, Inc. ..........  4,037        280,127
Aon Corp. ............................  6,337        151,708
Cincinnati Financial Corp. ...........  3,388        141,889
Erie Indemnity Co. Class A............    634         26,869
Fidelity National Financial, Inc. ....  7,331        284,296
First American Corp. .................  3,113         92,674
Gallagher (Arthur J.) & Co. ..........  1,992         64,720
HCC Insurance Holdings, Inc. .........  3,090         98,262
Lincoln National Corp. (a)............ 12,658        511,003
Loews Corp. ..........................  2,526        124,911
Markel Corp. (a)......................    682        172,894
Mercury General Corp. ................  1,279         59,537
Nationwide Financial Services, Inc.
 Class A..............................  2,133         70,517
Odyssey Re Holdings Corp. ............    515         11,613
Old Republic International Corp. ..... 12,903        327,220
Protective Life Corp. ................  1,176         39,796
Reinsurance Group of America, Inc. ...    851         32,891
StanCorp Financial Group, Inc. .......    643         40,432
Torchmark Corp. ......................  6,718        305,938
Transatlantic Holdings, Inc. .........    982         79,346
Unitrin, Inc. ........................    280         11,595
UnumProvident Corp. ..................  6,360        100,297
W. R. Berkley Corp. ..................  3,491        122,010
Wesco Financial Corp. ................     69         24,288
                                                 -----------
                                                   3,174,833
                                                 -----------
INTERNET SOFTWARE & SERVICES (0.4%)
DoubleClick, Inc. (a).................  2,648         27,063
VeriSign, Inc. (a).................... 14,474        235,926
                                                 -----------
                                                     262,989
                                                 -----------
IT SERVICES (1.9%)
Acxiom Corp. (a)......................  3,004         55,784
Alliance Data Systems Corp. (a).......    741         20,511
BISYS Group, Inc. (The) (a)...........  9,582        142,580
Certegy, Inc..........................  1,221         40,049
Cognizant Technology Solutions Corp.
 (a)..................................  1,360         62,070
Computer Sciences Corp. (a)...........  8,358        369,674
Convergys Corp. (a)................... 10,560        184,378
DST Systems, Inc. (a).................     51          2,130
Electronic Data Systems Corp..........  8,524        209,179
Unisys Corp. (a)......................  7,432        110,365
                                                 -----------
                                                   1,196,720
                                                 -----------


                                        SHARES      VALUE
                                        --------------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Brunswick Corp........................  5,806    $   184,805
Hasbro, Inc...........................  9,942        211,566
Leapfrog Enterprises, Inc. (a)........  1,556         41,281
Marvel Enterprises, Inc. (a)..........  1,291         37,581
Mattel, Inc...........................  8,855        170,636
Polaris Industries, Inc...............  1,554        137,653
                                                 -----------
                                                     783,522
                                                 -----------
MACHINERY (3.1%)
Cummins, Inc..........................    214         10,473
Donaldson Co., Inc....................    951         56,261
Eaton Corp............................  5,312        573,590
Graco, Inc............................  1,135         45,514
Harsco Corp...........................    788         34,530
Navistar International Corp. (a)......    118          5,651
PACCAR, Inc...........................  7,206        613,375
Parker-Hannifin Corp..................  5,488        326,536
SPX Corp. (a).........................  5,568        327,454
                                                 -----------
                                                   1,993,384
                                                 -----------
MEDIA (1.0%)
Belo Corp. Class A....................  1,386         39,279
Cablevision Systems New York
 Group Class A (a)....................  1,825         42,687
Cox Radio, Inc. Class A (a)...........    748         18,872
Getty Images, Inc. (a)................     70          3,509
Harte-Hanks, Inc......................  4,865        105,814
Interactive Data Corp. (a)............  3,021         50,028
McClatchy Co. (The) Class A...........    391         26,901
PanAmSat Corp. (a)....................  1,278         27,554
Regal Entertainment Group Class A.....  1,975         40,527
UnitedGlobalCom, Inc. Class A (a).....    523          4,435
Washington Post Co. (The) Class B.....    212        167,777
Wiley (John) & Sons, Inc. Class A.....  4,082        106,254
XM Satellite Radio Holdings, Inc.
 Class A (a)..........................    631         16,633
                                                 -----------
                                                     650,270
                                                 -----------
METALS & MINING (0.8%)
CONSOL Energy, Inc....................  1,013         26,237
Freeport-McMoRan Copper &
 Gold, Inc. Class B...................  8,883        374,241
Peabody Energy Corp...................  1,530         63,816
Phelps Dodge Corp. (a)................    336         25,566
United States Steel Corp..............    198          6,934
Worthington Industries, Inc...........  1,489         26,847
                                                 -----------
                                                     523,641
                                                 -----------
MULTILINE RETAIL (4.2%)
Big Lots, Inc. (a)....................  2,905         41,280
Dollar General Corp. ................. 20,363        427,419
Federated Department Stores, Inc. .... 12,824        604,395
J.C. Penney Co., Inc. Holding Co. .... 12,610        331,391
May Department Stores Co. (The).......  8,056        234,188

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
MULTILINE RETAIL (Continued)
Neiman Marcus Group Inc. (The) Class A
 (a)..................................    497    $    26,674
Neiman Marcus Group Inc. (The) Class B
 (a)..................................  2,041        102,050
Nordstrom, Inc. Holding Co. ..........  4,426        151,812
Saks, Inc. (a)........................  8,968        134,879
Sears, Roebuck and Co. ............... 14,618        664,973
                                                 -----------
                                                   2,719,061
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (2.2%)
AES Corp. (The) (a)...................  2,581         24,365
Constellation Energy Group, Inc. ..... 11,794        461,853
Dynegy, Inc. Class A (a).............. 12,227         52,332
Energy East Corp. ....................  6,841        153,238
MDU Resources Group, Inc. ............  5,477        130,407
National Fuel Gas Co. ................  2,853         69,727
Questar Corp. ........................  4,072        143,131
Reliant Resources, Inc. (a)...........    516          3,798
SCANA Corp. ..........................  5,005        171,421
Vectren Corp. ........................  6,342        156,330
Williams Cos., Inc. (The).............  3,190         31,326
                                                 -----------
                                                   1,397,928
                                                 -----------
OFFICE ELECTRONICS (1.1%)
Xerox Corp. (a)....................... 49,527        683,473
                                                 -----------

OIL & GAS (3.4%)
Amerada Hess Corp. ...................  3,329        177,003
Ashland, Inc. ........................  1,510         66,531
Kerr-McGee Corp. .....................  2,456        114,179
Marathon Oil Corp. ................... 19,992        661,535
Murphy Oil Corp. .....................  1,858        121,346
Newfield Exploration Co. (a)..........    779         34,697
Noble Energy, Inc. ...................  2,337        103,833
Pogo Producing Co. ...................  2,870        138,621
Sunoco, Inc. .........................  3,601        184,191
Unocal Corp. ......................... 11,582        426,565
Valero Energy Corp. ..................  2,782        128,918
                                                 -----------
                                                   2,157,419
                                                 -----------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ..................  2,372         77,944
Georgia-Pacific Corp. ................  1,543         47,324
Rayonier, Inc. .......................  3,521        146,157
                                                 -----------
                                                     271,425
                                                 -----------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co. Class B............  2,017        127,232
Estee Lauder Cos., Inc. (The) Class
 A....................................  7,293        286,323
                                                 -----------
                                                     413,555
                                                 -----------
PHARMACEUTICALS (1.6%)
Allergan, Inc. .......................  2,226        170,979
American Pharmaceutical Partners, Inc.
 (a)..................................  1,301         43,714
Endo Pharmaceuticals Holdings, Inc.
 (a)..................................  2,333         44,934


                                        SHARES      VALUE
                                        --------------------
PHARMACEUTICALS (Continued)
IVAX Corp. (a)........................    294    $     7,021
Mylan Laboratories, Inc. ............. 18,647        471,023
Pharmaceutical Resources, Inc. (a)....  1,639        106,781
Sepracor, Inc. (a)....................  1,948         46,616
Valeant Pharmaceuticals
 International........................    432         10,865
Watson Pharmaceuticals, Inc. (a)......  2,076         95,496
                                                 -----------
                                                     997,429
                                                 -----------
REAL ESTATE (5.1%)
AMB Property Corp.....................  3,501        115,113
Apartment Investment &
 Management Co. Class A...............  4,886        168,567
Archstone-Smith Trust.................  4,432        124,007
Arden Realty, Inc.....................  4,052        122,938
Boston Properties, Inc................  1,535         73,972
Camden Property Trust.................  2,327        103,086
CarrAmerica Realty Corp...............  2,257         67,213
CBL & Associates Properties, Inc......  1,028         58,082
Cousins Properties, Inc...............  2,495         76,347
Crescent Real Estate Equities Co......  1,729         29,618
Developers Diversified Realty Corp....  3,342        112,191
Equity Residential....................  9,613        283,680
Forest City Enterprises, Inc. Class
 A....................................    643         30,549
General Growth Properties, Inc........  4,686        130,037
Liberty Property Trust................    433         16,844
LNR Property Corp.....................    917         45,401
Macerich Co. (The)....................  1,277         56,826
Mack-Cali Realty Corp.................  2,835        117,993
New Plan Excel Realty Trust...........  5,162        127,347
Pan Pacific Retail Properties, Inc....    989         47,126
Public Storage, Inc...................  7,114        308,676
Realty Income Corp....................  3,189        127,560
Regency Centers Corp..................  1,233         49,135
Rouse Co. (The).......................  5,512        259,064
Simon Property Group, Inc.............  5,705        264,370
Trizec Properties, Inc................    503          7,746
United Dominion Realty Trust, Inc.....  3,333         63,994
Vornado Realty Trust..................  5,722        313,279
                                                 -----------
                                                   3,300,761
                                                 -----------
ROAD & RAIL (0.6%)
CSX Corp..............................  4,729        169,960
Norfolk Southern Corp.................  8,183        193,528
Swift Transportation Co., Inc. (a)....  2,329         48,956
                                                 -----------
                                                     412,444
                                                 -----------
SEMICONDUCTORS &
 SEMICONDUCTOR EQUIPMENT (4.5%)
Agere Systems, Inc. Class B (a)....... 36,994        107,283
Altera Corp. (a)...................... 16,514        374,868
Amkor Technology, Inc. (a)............  6,520        118,729
Atmel Corp. (a)....................... 29,320        176,213
Broadcom Corp. Class A (a)............  8,638        294,469
Cree, Inc. (a)........................  6,229        110,191

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                        SHARES      VALUE
                                        --------------------
SEMICONDUCTORS &
 SEMICONDUCTOR EQUIPMENT (Continued)
Cypress Semiconductor Corp. (a).......  8,627    $   184,273
Fairchild Semiconductor
 International, Inc. (a)..............  4,347        108,545
International Rectifier Corp. (a).....  4,575        226,051
Lam Research Corp. (a)................  8,750        282,625
LSI Logic Corp. (a)................... 17,507        155,287
MEMC Electronic Materials, Inc (a)....  1,855         17,845
National Semiconductor Corp. (a)...... 13,015        512,921
NVIDIA Corp. (a)......................    318          7,393
PMC-Sierra, Inc. (a)..................  2,622         52,833
Rambus, Inc. (a)......................    930         28,551
Teradyne, Inc. (a)....................  4,091        104,116
                                                 -----------
                                                   2,862,193
                                                 -----------
SOFTWARE (2.6%)
Autodesk, Inc.........................  2,468         60,663
BMC Software, Inc. (a)................  5,163         96,290
Cadence Design Systems, Inc. (a)...... 19,056        342,627
Citrix Systems, Inc. (a)..............  8,122        172,268
Compuware Corp. (a)................... 14,299         86,366
FactSet Research Systems, Inc.........  1,642         62,741
Fair Isaac Corp.......................  3,401        167,193
Jack Henry & Associates, Inc. ........  3,137         64,559
Macromedia, Inc. (a)..................  2,591         46,223
Novell, Inc. (a)......................  1,565         16,464
PeopleSoft, Inc. (a)..................    830         18,924
Red Hat, Inc. (a).....................    505          9,479
Symantec Corp. (a).................... 12,666        438,877
Synopsys, Inc. (a)....................  3,325        112,252
                                                 -----------
                                                   1,694,926
                                                 -----------
SPECIALTY RETAIL (3.6%)
Abercrombie & Fitch Co. Class A (a)...  5,063        125,107
Advanced Auto Parts, Inc. (a).........  1,728        140,659
AutoNation, Inc. (a)..................  8,563        157,302
Barnes & Noble, Inc. (a)..............  2,030         66,685
Blockbuster, Inc. Class A.............    859         15,419
Borders Group, Inc. ..................  4,339         95,111
CarMax, Inc. (a)......................  2,568         79,428
Claire's Stores, Inc. ................  5,693        107,256
Foot Locker, Inc. ....................    875         20,519
PETsMART, Inc. .......................  2,041         48,576
Pier 1 Imports, Inc. .................  2,187         47,808
RadioShack Corp. ..................... 12,012        368,528
Regis Corp. ..........................    958         37,860
Rent-A-Center, Inc. (a)...............  3,452        103,146
Ross Stores, Inc. ....................  7,590        200,604
Sherwin-Williams Co. (The)............  2,295         79,728
Staples, Inc. (a)..................... 17,266        471,362
Weight Watchers International, Inc.
 (a)..................................  3,580        137,365
                                                 -----------
                                                   2,302,463
                                                 -----------


                                        SHARES      VALUE
                                        --------------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Coach, Inc. (a)....................... 12,954    $   489,013
Timberland Co. (The) Class A (a)......    443         23,067
                                                 -----------
                                                     512,080
                                                 -----------
THRIFTS & MORTGAGE FINANCE (1.6%)
Astoria Financial Corp. ..............  3,600        133,920
Doral Financial Corp. ................  5,421        174,990
Downey Financial Corp. ...............    468         23,072
Independence Community Bank Corp. ....  1,207         43,416
New York Community Bancorp, Inc. .....  6,904        262,697
Radian Group, Inc. ...................  4,593        223,909
Sovereign Bancorp, Inc. ..............  5,901        140,149
Washington Federal, Inc. .............  1,292         36,693
                                                 -----------
                                                   1,038,846
                                                 -----------
TOBACCO (0.1%)
Loews Corp. Carolina Group............    974         24,584
R.J. Reynolds Tobacco Holdings,
 Inc. ................................    162          9,420
                                                 -----------
                                                      34,004
                                                 -----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Grainger (W.W.), Inc. ................  3,615        171,315
MSC Industrial Direct Co., Inc. Class
 A....................................    864         23,760
                                                 -----------
                                                     195,075
                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
American Tower Corp. Class A (a)...... 13,181        142,618
Crown Castle International Corp.
 (a)..................................  5,974         65,893
Sprint Corp. (PCS Group) (a).......... 33,955        190,827
Telephone & Data Systems, Inc. .......  1,111         69,493
                                                 -----------
                                                     468,831
                                                 -----------
Total Investments
 (Cost $55,826,887) (d)...............   99.5%    63,969,865(e)
Cash and Other Assets,
 Less Liabilities.....................    0.5        311,472
                                        ------   -----------
Net Assets............................  100.0%   $64,281,337
                                        ======   ===========

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c) Exchange Traded Fund-represents a basket of securities that are traded on an exchange.
(d)  The cost for federal income tax purposes is $55,942,479.
(e) At December 31, 2003 net unrealized appreciation was $8,027,386, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,444,331 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $416,945.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $55,826,887)...........   $63,969,865
Receivables:
  Investment securities sold..............    18,855,730
  Fund shares sold........................       161,642
  Dividends...............................        86,019
                                             -----------
        Total assets......................    83,073,256
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........    18,137,779
  Due to Custodian........................       593,486
  Manager.................................        34,075
  NYLIFE Distributors.....................         1,579
  Fund shares redeemed....................           886
Accrued expenses..........................        24,114
                                             -----------
        Total liabilities.................    18,791,919
                                             -----------
Net assets................................   $64,281,337
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    50,271
  Service Class...........................         8,117
Additional paid-in capital................    55,536,661
Accumulated undistributed net investment
  income..................................         5,931
Accumulated net realized gain on
  investments.............................       537,379
Net unrealized appreciation on
  investments.............................     8,142,978
                                             -----------
Net assets................................   $64,281,337
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $55,351,499
                                             ===========
  Shares of capital stock outstanding.....     5,027,149
                                             ===========
  Net asset value per share outstanding...   $     11.01
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $ 8,929,838
                                             ===========
  Shares of capital stock outstanding.....       811,743
                                             ===========
  Net asset value per share outstanding...   $     11.00
                                             ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $   632,319
  Interest................................           343
                                             -----------
        Total income......................       632,662
                                             -----------
Expenses:
  Manager.................................       348,251
  Custodian...............................        48,990
  Professional............................        36,996
  Shareholder communication...............        21,462
  Portfolio pricing.......................        11,967
  Service.................................         4,740
  Directors...............................         4,133
  Miscellaneous...........................        12,634
                                             -----------
        Total expenses before
          reimbursement...................       489,173
  Expense reimbursement from Manager......       (82,921)
                                             -----------
        Net expenses......................       406,252
                                             -----------
Net investment income.....................       226,410
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments..........     4,508,079
Net change in unrealized depreciation on
  investments.............................     8,591,738
                                             -----------
Net realized and unrealized gain on
  investments.............................    13,099,817
                                             -----------
Net increase in net assets resulting from
  operations..............................   $13,326,227
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $477.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

MID CAP CORE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                 2003          2002
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income......................................  $   226,410   $    82,865
 Net realized gain (loss) on investments....................    4,508,079    (3,169,241)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................    8,591,738      (761,643)
                                                              -----------   -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................   13,326,227    (3,848,019)
                                                              -----------   -----------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................     (198,571)      (83,863)
   Service Class............................................      (26,563)           --
                                                              -----------   -----------
     Total dividends to shareholders........................     (225,134)      (83,863)
                                                              -----------   -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................   18,988,558    23,003,819
   Service Class............................................    8,285,865            --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................      198,571        83,863
   Service Class............................................       26,563            --
                                                              -----------   -----------
                                                               27,499,557    23,087,682
 Cost of shares redeemed:
   Initial Class............................................   (4,197,983)   (3,960,991)
   Service Class............................................      (57,250)           --
                                                              -----------   -----------
 Increase in net assets derived from capital share
   transactions.............................................   23,244,324    19,126,691
                                                              -----------   -----------
Net increase in net assets..................................   36,345,417    15,194,809
NET ASSETS:
Beginning of year...........................................   27,935,920    12,741,111
                                                              -----------   -----------
End of year.................................................  $64,281,337   $27,935,920
                                                              ===========   ===========
Accumulated undistributed net investment income at end of
 year.......................................................  $     5,931   $     1,772
                                                              ===========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                     INITIAL CLASS                        SERVICE CLASS
                                                    ------------------------------------------------      -------------
                                                                                          JULY 2,            JUNE 5,
                                                        YEAR              YEAR            2001(A)            2003(A)
                                                       ENDED             ENDED            THROUGH            THROUGH
                                                    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                        2003              2002              2001              2003
                                                    --------------------------------------------------------------
Net asset value at beginning of period............    $  8.16           $  9.40           $ 10.00            $  9.28
                                                      -------           -------           -------            -------
Net investment income.............................       0.05(b)           0.02              0.02               0.03(b)
Net realized and unrealized gain (loss) on
 investments......................................       2.84             (1.24)            (0.60)              1.72
                                                      -------           -------           -------            -------
Total from investment operations..................       2.89             (1.22)            (0.58)              1.75
                                                      -------           -------           -------            -------
Less dividends:
 From net investment income.......................      (0.04)            (0.02)            (0.02)             (0.03)
                                                      -------           -------           -------            -------
Net asset value at end of period..................    $ 11.01           $  8.16           $  9.40            $ 11.00
                                                      =======           =======           =======            =======
Total investment return...........................      35.43%           (12.92%)           (5.86%)(c)         18.89%(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income............................       0.55%             0.39%             0.44%+             0.30%+(d)
 Net expenses.....................................       0.98%             0.98%             0.98%+             1.23%+
 Expenses (before reimbursement)..................       1.18%             1.34%             1.84%+             1.43%+
Portfolio turnover rate...........................        202%              217%               74%               202%
Net assets at end of period (in 000's)............    $55,351           $27,936           $12,741            $ 8,930

------------

(a)  Commencement of Operations.
     Per share data based on average shares outstanding during
(b)  the period.
(c)  Total return is not annualized.
     Represents income earned for the year by the Initial Class
(d)  shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (98.8%)+
                                      SHARES        VALUE
                                    -------------------------
AEROSPACE & DEFENSE (4.7%)
Alliant Techsystems, Inc. (a).....      20,000   $  1,155,200
Empresa Brasileira de
 Aeronautica S.A. ADR (b).........      42,300      1,481,769
L-3 Communications Holdings, Inc.
 (a)..............................      21,800      1,119,648
United Defense Industries, Inc.
 (a)..............................      29,000        924,520
                                                 ------------
                                                    4,681,137
                                                 ------------
AIRLINES (2.8%)
JetBlue Airways Corp. (a).........      38,550      1,022,346
Ryanair Holdings PLC ADR (a)(b)...      21,400      1,083,696
SkyWest, Inc......................      41,200        746,544
                                                 ------------
                                                    2,852,586
                                                 ------------
AUTOMOBILES (1.6%)
Winnebago Industries, Inc.........      24,000      1,650,000
                                                 ------------
BIOTECHNOLOGY (1.0%)
Gilead Sciences, Inc. (a).........      18,000      1,046,520
                                                 ------------
CAPITAL MARKETS (1.5%)
E*TRADE Financial Corp. (a).......     120,000      1,518,000
                                                 ------------
COMMERCIAL BANKS (2.0%)
UCBH Holdings, Inc................      25,600        997,632
Westcorp..........................      27,600      1,008,780
                                                 ------------
                                                    2,006,412
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Apollo Group, Inc. Class A (a)....      13,600        924,800
Career Education Corp. (a)........      27,000      1,081,890
Education Management Corp. (a)....      29,400        912,576
                                                 ------------
                                                    2,919,266
                                                 ------------
COMMUNICATIONS EQUIPMENT (4.2%)
Avocent Corp. (a).................      28,500      1,040,820
Emulex Corp. (a)..................      42,100      1,123,228
QLogic Corp. (a)..................      21,800      1,124,880
UTStarcom, Inc. (a)...............      24,900        923,043
                                                 ------------
                                                    4,211,971
                                                 ------------
COMPUTERS & PERIPHERALS (1.2%)
Storage Technology Corp. (a)......      46,200      1,189,650
                                                 ------------
CONSTRUCTION & ENGINEERING (2.1%)
Fluor Corp........................      22,700        899,828
Jacobs Engineering Group, Inc.
 (a)..............................      24,300      1,166,643
                                                 ------------
                                                    2,066,471
                                                 ------------
CONSUMER FINANCE (2.3%)
Capital One Financial Corp........      21,200      1,299,348
Providian Financial Corp. (a).....      91,000      1,059,240
                                                 ------------
                                                    2,358,588
                                                 ------------


                                      SHARES        VALUE
                                    -------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.3%)
Amphenol Corp. Class A (a)........      14,200   $    907,806
CDW Corp..........................      18,300      1,057,008
Garmin Ltd........................      25,300      1,378,344
                                                 ------------
                                                    3,343,158
                                                 ------------
HEALTH CARE EQUIPMENT &
 SUPPLIES (2.6%)
Cooper Cos., Inc. (The)...........      19,500        919,035
Cytyc Corp. (a)...................      72,400        996,224
St. Jude Medical, Inc. (a)........      12,200        748,470
                                                 ------------
                                                    2,663,729
                                                 ------------
HEALTH CARE PROVIDERS &
 SERVICES (14.0%)
AdvancePCS (a)....................       7,400        389,684
AmerisourceBergen Corp............      15,900        892,785
Anthem, Inc. (a)..................      24,623      1,846,725
Caremark Rx, Inc. (a).............      32,400        820,692
Coventry Health Care, Inc. (a)....      30,000      1,934,700
Health Management Associates, Inc.
 Class A..........................      42,300      1,015,200
Henry Schein, Inc. (a)............      14,700        993,426
Mid Atlantic Medical Services,
 Inc. (a).........................      27,000      1,749,600
Oxford Health Plans, Inc. (a).....      36,800      1,600,800
Patterson Dental Co. (a)..........      12,300        789,168
Pharmaceutical Product
 Development, Inc. (a)............      32,700        881,919
Quest Diagnostics, Inc. (a).......      15,500      1,133,205
                                                 ------------
                                                   14,047,904
                                                 ------------
HOUSEHOLD DURABLES (12.8%)
Centex Corp.......................      13,300      1,431,745
D.R. Horton, Inc..................      38,500      1,665,510
Harman International Industries,
 Inc..............................      22,100      1,634,958
Hovnanian Enterprises, Inc. Class
 A (a)............................      16,000      1,392,960
KB HOME...........................      24,000      1,740,480
Lennar Corp. Class A..............      16,800      1,612,800
Lennar Corp. Class B..............       1,020         93,228
M.D.C. Holdings, Inc..............      19,600      1,264,200
Ryland Group, Inc. (The)..........      10,500        930,720
Toro Co. (The)....................      23,700      1,099,680
                                                 ------------
                                                   12,866,281
                                                 ------------
IT SERVICES (2.6%)
Acxiom Corp. (a)..................      72,500      1,346,325
Affiliated Computer Services, Inc.
 Class A (a)......................      23,200      1,263,472
                                                 ------------
                                                    2,609,797
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Brunswick Corp....................      32,200      1,024,926
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    -------------------------
MACHINERY (2.2%)
Oshkosh Truck Corp................      17,400   $    887,922
SPX Corp. (a).....................      22,000      1,293,820
                                                 ------------
                                                    2,181,742
                                                 ------------
METALS & MINING (0.2%)
International Steel Group, Inc.
 (a)..............................       4,400        171,380
                                                 ------------

MULTILINE RETAIL (0.7%)
Fred's, Inc.......................      21,850        676,913
                                                 ------------

PHARMACEUTICALS (4.3%)
American Pharmaceutical Partners,
 Inc. (a).........................      33,950      1,140,720
Barr Laboratories, Inc. (a).......      15,300      1,177,335
Endo Pharmaceuticals Holdings,
 Inc. (a).........................      48,000        924,480
Eon Labs, Inc. (a)................      20,400      1,039,380
                                                 ------------
                                                    4,281,915
                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (6.9%)
ATI Technologies, Inc. (a)........      61,400        928,368
Altera Corp. (a)..................      44,600      1,012,420
Integrated Circuit Systems, Inc.
 (a)..............................      33,400        951,566
Novellus Systems, Inc. (a)........      26,600      1,118,530
NVIDIA Corp. (a)..................      45,400      1,055,550
Semtech Corp. (a).................      40,300        916,019
Silicon Laboratories, Inc. (a)....      23,200      1,002,704
                                                 ------------
                                                    6,985,157
                                                 ------------
SOFTWARE (7.3%)
Activision, Inc. (a)..............      56,200      1,022,840
Amdocs Ltd. (a)...................      50,000      1,124,000


                                      SHARES        VALUE
                                    -------------------------
SOFTWARE (Continued)
Autodesk, Inc.....................      39,400   $    968,452
FactSet Research Systems, Inc.....      30,400      1,161,584
Siebel Systems, Inc. (a)..........      70,200        973,674
Symantec Corp. (a)................      33,200      1,150,380
Synopsys, Inc. (a)................      29,000        979,040
                                                 ------------
                                                    7,379,970
                                                 ------------
SPECIALTY RETAIL (6.0%)
AutoZone, Inc. (a)................      15,100      1,286,671
Chico's FAS, Inc. (a).............      42,000      1,551,900
Claire's Stores, Inc..............      69,800      1,315,032
Michaels Stores, Inc..............      23,800      1,051,960
Pier 1 Imports, Inc...............      37,600        821,936
                                                 ------------
                                                    6,027,499
                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.3%)
Coach, Inc. (a)...................      39,000      1,472,250
Columbia Sportsware Co. (a).......      20,200      1,100,900
Liz Claiborne, Inc................      22,400        794,304
                                                 ------------
                                                    3,367,454
                                                 ------------
THRIFTS & MORTGAGE FINANCE (5.3%)
Doral Financial Corp..............      34,950      1,128,186
IndyMac Bancorp, Inc..............      34,300      1,021,797
New Century Financial Corp........      35,100      1,392,417
New York Community Bancorp,
 Inc..............................      47,500      1,807,375
                                                 ------------
                                                    5,349,775
                                                 ------------
Total Common Stocks
 (Cost $80,368,235)...............                 99,478,201
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

SHORT-TERM INVESTMENTS (2.6%)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    -------------------------
COMMERCIAL PAPER (1.6%)
UBS Finance Delaware LLC
 0.96%, due 1/2/04................  $1,575,000   $  1,574,958
                                                 ------------
Total Commercial Paper
 (Cost $1,574,958)................                  1,574,958
                                                 ------------
                                      SHARES
                                    ----------
INVESTMENT COMPANY (1.0%)
Merrill Lynch Premier
 Institutional Fund
 1.05% (c)........................   1,000,000      1,000,000
                                                 ------------
Total Investment Company
 (Cost $1,000,000)................                  1,000,000
                                                 ------------
Total Short-Term Investments
 (Cost $2,574,958)................                  2,574,958
                                                 ------------
Total Investments
 (Cost $82,943,193) (d)...........       101.4%   102,053,159(e)
Liabilities in Excess of
 Cash and Other Assets............        (1.4)    (1,430,427)
                                    ----------   ------------
Net Assets........................       100.0%  $100,622,732
                                    ==========   ============

------------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  Floating rate. Rate shown is the rate in effect at December 31, 2003.
(d)  The cost for federal income tax purposes is $83,133,918.
(e) At December 31, 2003 net unrealized appreciation was $18,919,241, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,526,945 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $607,704.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $82,943,193)..........   $102,053,159
Cash.....................................          3,634
Receivables:
  Fund shares sold.......................        242,496
  Dividends..............................         21,856
                                            ------------
        Total assets.....................    102,321,145
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,592,597
  Manager................................         60,123
  Fund shares redeemed...................          8,915
  Custodian..............................          3,924
  NYLIFE Distributors....................          2,950
Accrued expenses.........................         29,904
                                            ------------
        Total liabilities................      1,698,413
                                            ------------
Net assets...............................   $100,622,732
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     88,569
  Service Class..........................         17,753
Additional paid-in capital...............     89,578,286
Accumulated net realized loss on
  investments............................     (8,171,842)
Net unrealized appreciation on
  investments............................     19,109,966
                                            ------------
Net assets...............................   $100,622,732
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 83,839,476
                                            ============
  Shares of capital stock outstanding....      8,856,850
                                            ============
  Net asset value per share
    outstanding..........................   $       9.47
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 16,783,256
                                            ============
  Shares of capital stock outstanding....      1,775,328
                                            ============
  Net asset value per share
    outstanding..........................   $       9.45
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    180,819
  Interest...............................          9,978
                                            ------------
        Total income.....................        190,797
                                            ------------
Expenses:
  Manager................................        364,486
  Professional...........................         39,688
  Shareholder communication..............         26,124
  Custodian..............................         16,916
  Service................................          8,417
  Portfolio pricing......................          5,890
  Directors..............................          4,238
  Miscellaneous..........................         12,628
                                            ------------
        Net expenses.....................        478,387
                                            ------------
Net investment loss......................       (287,590)
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.........     (1,945,913)
Net change in unrealized depreciation
  on investments.........................     20,457,689
                                            ------------
Net realized and unrealized gain on
  investments............................     18,511,776
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 18,224,186
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $290.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003          2002
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (287,590)  $  (132,025)
  Net realized loss on investments..........................    (1,945,913)   (4,999,639)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    20,457,689    (1,935,693)
                                                              ------------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    18,224,186    (7,067,357)
                                                              ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    47,169,766    18,745,557
    Service Class...........................................    16,117,063            --
  Cost of shares redeemed:
    Initial Class...........................................    (3,683,456)   (2,415,281)
    Service Class...........................................      (435,043)           --
                                                              ------------   -----------
  Increase in net assets derived from capital share
    transactions............................................    59,168,330    16,330,276
                                                              ------------   -----------
Net increase in net assets..................................    77,392,516     9,262,919
NET ASSETS:
Beginning of year...........................................    23,230,216    13,967,297
                                                              ------------   -----------
End of year.................................................  $100,622,732   $23,230,216
                                                              ============   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                  INITIAL CLASS                        SERVICE CLASS
                                                 ------------------------------------------------      -------------
                                                                                       JULY 2,            JUNE 5,
                                                     YEAR              YEAR            2001(A)            2003(A)
                                                    ENDED             ENDED            THROUGH            THROUGH
                                                 DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                     2003              2002              2001              2003
                                                 --------------------------------------------------------------
Net asset value at beginning of period.........    $  6.54           $  9.16           $ 10.00            $  7.77
                                                   -------           -------           -------            -------
Net investment loss (b)........................      (0.04)            (0.05)            (0.02)             (0.03)
Net realized and unrealized gain (loss) on
  investments..................................       2.97             (2.57)            (0.82)              1.71
                                                   -------           -------           -------            -------
Total from investment operations...............       2.93             (2.62)            (0.84)              1.68
                                                   -------           -------           -------            -------
Net asset value at end of period...............    $  9.47           $  6.54           $  9.16            $  9.45
                                                   =======           =======           =======            =======
Total investment return........................      44.78%           (28.59%)           (8.43%)(c)         21.71%(c)
Ratios (to average net assets)/Supplemental
  Data:
  Net investment loss..........................      (0.57%)           (0.67%)           (0.41%)+           (0.82%)+(d)
  Net expenses.................................       0.97%             0.97%             0.97%+             1.22%+
  Expenses (before reimbursement)..............       0.97%             1.10%             1.79%+             1.22%+
Portfolio turnover rate........................         38%              163%               57%                38%
Net assets at end of period (in 000's).........    $83,839           $23,230           $13,967            $16,783

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003


COMMON STOCKS (95.0%)+

                                      SHARES        VALUE
                                    -------------------------
AIRLINES (1.7%)
Mesa Air Group, Inc. (a)..........      63,800   $    798,776
SkyWest, Inc......................      52,000        942,240
                                                 ------------
                                                    1,741,016
                                                 ------------
AUTOMOBILES (1.3%)
Winnebago Industries, Inc.........      20,100      1,381,875
                                                 ------------

BIOTECHNOLOGY (3.8%)
Alkermes, Inc. (a)................      40,100        541,350
ILEX Oncology, Inc. (a)...........      32,700        694,875
NPS Pharmaceuticals, Inc. (a).....      23,400        719,316
Neurocrine Biosciences,
 Inc. (a).........................      12,500        681,750
OSI Pharmaceuticals, Inc. (a).....      16,000        515,360
Telik, Inc. (a)...................      20,300        467,103
XOMA Ltd. (a).....................      51,400        339,240
                                                 ------------
                                                    3,958,994
                                                 ------------
CAPITAL MARKETS (2.1%)
Affiliated Managers Group,
 Inc. (a).........................      14,400      1,002,096
Jefferies Group, Inc..............      35,500      1,172,210
                                                 ------------
                                                    2,174,306
                                                 ------------
COMMERCIAL BANKS (3.9%)
Southwest Bancorp. of Texas,
 Inc..............................      21,300        827,505
UCBH Holdings, Inc................      29,900      1,165,203
Westcorp..........................      26,600        972,230
Wintrust Financial Corp...........      24,200      1,091,420
                                                 ------------
                                                    4,056,358
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.1%)
Corinthian Colleges, Inc. (a).....       9,800        544,488
Corporate Executive Board Co.
 (The) (a)........................      20,200        942,734
Education Management Corp. (a)....      28,200        875,328
Kroll, Inc. (a)...................      32,100        834,600
                                                 ------------
                                                    3,197,150
                                                 ------------
COMMUNICATIONS EQUIPMENT (4.3%)
Aspect Communications Corp. (a)...      55,700        877,832
Avocent Corp. (a).................      32,400      1,183,248
Inter-Tel, Inc....................      33,800        844,324
Ixia (a)..........................      62,100        726,570
NetScreen Technologies,
 Inc. (a).........................      36,200        895,950
                                                 ------------
                                                    4,527,924
                                                 ------------
COMPUTERS & PERIPHERALS (2.4%)
Applied Films Corp. (a)...........      40,900      1,350,518
Neoware Systems, Inc. (a).........      41,800        572,660
SimpleTech, Inc. (a)..............     103,300        620,833
                                                 ------------
                                                    2,544,011
                                                 ------------


                                      SHARES        VALUE
                                    -------------------------
ELECTRICAL EQUIPMENT (1.2%)
Roper Industries, Inc.............      25,100   $  1,236,426
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (6.1%)
Amphenol Corp. Class A (a)........      20,100      1,284,993
FLIR Systems, Inc. (a)............      34,900      1,273,850
Global Imaging Systems,
 Inc. (a).........................      44,800      1,422,400
ScanSource, Inc. (a)..............      27,200      1,240,864
Trimble Navigation Ltd. (a).......      30,600      1,139,544
                                                 ------------
                                                    6,361,651
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Key Energy Services, Inc. (a).....      55,900        576,329
Superior Energy Services,
 Inc. (a).........................      66,400        624,160
                                                 ------------
                                                    1,200,489
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Cytyc Corp. (a)...................      47,600        654,976
Respironics, Inc. (a).............      15,600        703,404
Wilson Greatbatch Technologies,
 Inc. (a).........................      20,300        858,081
                                                 ------------
                                                    2,216,461
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.5%)
AdvancePCS (a)....................       8,300        437,078
Coventry Health Care, Inc. (a)....      20,700      1,334,943
Henry Schein, Inc. (a)............      12,000        810,960
Mid Atlantic Medical Services,
 Inc. (a).........................      14,800        959,040
Odyssey Healthcare, Inc. (a)......      34,800      1,018,248
VCA Antech, Inc. (a)..............      38,400      1,189,632
                                                 ------------
                                                    5,749,901
                                                 ------------
HOTELS, RESTAURANTS & LEISURE
 (3.6%)
P.F. Chang's China Bistro,
 Inc. (a).........................      19,300        981,984
Panera Bread Co. Class A (a)......      26,100      1,031,733
Station Casinos, Inc. (a).........      34,800      1,065,924
WMS Industries, Inc. (a)..........      25,500        668,100
                                                 ------------
                                                    3,747,741
                                                 ------------
HOUSEHOLD DURABLES (7.0%)
Harman International Industries,
 Inc..............................      18,000      1,331,640
Hovnanian Enterprises, Inc.
 Class A (a)......................      19,300      1,680,258
M.D.C. Holdings, Inc..............      24,964      1,610,178
Ryland Group, Inc. (The)..........      19,300      1,710,752
Yankee Candle Co., Inc.
 (The) (a)........................      36,700      1,003,011
                                                 ------------
                                                    7,335,839
                                                 ------------
INTERNET & CATALOG RETAIL (1.3%)
Netflix, Inc. (a).................      24,100      1,318,029
                                                 ------------
INTERNET SOFTWARE & SERVICES (2.3%)
Digitas, Inc. (a).................     122,800   $  1,144,496
RADWARE Ltd. (a)..................      47,300      1,288,925
                                                 ------------
                                                    2,433,421
                                                 ------------
IT SERVICES (1.2%)
BISYS Group, Inc. (The) (a).......      30,500        453,840
CACI International, Inc.
 Class A (a)......................      15,900        773,058
                                                 ------------
                                                    1,226,898
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    -------------------------
MACHINERY (4.0%)
Actuant Corp. Class A (a).........      28,800   $  1,042,560
CLARCOR, Inc......................      19,800        873,180
Cummins, Inc......................      20,000        978,800
Wabash National Corp. (a).........      45,000      1,318,500
                                                 ------------
                                                    4,213,040
                                                 ------------
MEDIA (1.0%)
Radio One, Inc. Class D (a).......      55,200      1,065,360
                                                 ------------

MULTILINE RETAIL (0.7%)
Fred's, Inc.......................      25,000        774,500
                                                 ------------

OIL & GAS (0.9%)
Evergreen Resources, Inc. (a).....      28,900        939,539
                                                 ------------
PHARMACEUTICALS (4.8%)
Able Laboratories, Inc. (a).......      19,800        357,786
American Pharmaceutical
 Partners, Inc. (a)...............      29,050        976,080
K-V Pharmaceutical Co. Class
 A(a).............................      28,400        724,200
Medicis Pharmaceutical Corp. Class
 A................................      13,900        991,070
MGI Pharma, Inc. (a)..............      14,400        592,560
Taro Pharmaceutical Industries
 Ltd. (a).........................      21,700      1,399,650
                                                 ------------
                                                    5,041,346
                                                 ------------
ROAD & RAIL (0.6%)
Werner Enterprises, Inc...........      30,675        597,856
                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (12.0%)
Advanced Energy Industries, Inc.
 (a)..............................      41,100      1,070,655
AMIS Holdings, Inc. (a)...........      37,300        681,844
Artisan Components, Inc. (a)......      29,700        608,850
ATMI, Inc. (a)....................      31,800        735,852
August Technology Corp. (a).......      46,100        855,155
Brooks Automation, Inc. (a).......      40,900        988,553
Cymer, Inc. (a)...................      26,600      1,228,654
Fairchild Semiconductor
 International, Inc. (a)..........      60,400      1,508,188
Integrated Circuit Systems, Inc.
 (a)..............................      32,100        914,529
MKS Instruments, Inc. (a).........      35,300      1,023,700
Rudolph Technologies, Inc. (a)....      41,800      1,025,772
Sigmatel, Inc. (a)................      37,400        923,032
Tessera Technologies, Inc. (a)....      52,000        978,120
                                                 ------------
                                                   12,542,904
                                                 ------------
SOFTWARE (6.1%)
Altiris, Inc. (a).................      44,800      1,634,304
Business Objects S.A. ADR (a)
 (b)..............................      35,200      1,220,384


                                      SHARES        VALUE
                                    -------------------------
SOFTWARE (Continued)
Manhattan Associates, Inc. (a)....      29,300   $    809,852
MICROS Systems, Inc. (a)..........      20,500        888,880
Progress Software Corp. (a).......      46,300        947,298
SERENA Software, Inc. (a).........      50,100        919,335
                                                 ------------
                                                    6,420,053
                                                 ------------
SPECIALTY RETAIL (7.0%)
A.C. Moore Arts & Crafts, Inc.
 (a)..............................      23,300        448,758
Advanced Auto Parts, Inc. (a).....      10,100        822,140
Guitar Center, Inc. (a)...........      28,000        912,240
Hibbett Sporting Goods, Inc.
 (a)..............................      36,000      1,072,800
Hot Topic, Inc. (a)...............      37,800      1,113,588
PETCO Animal Supplies, Inc. (a)...      30,900        940,905
Select Comfort Corp. (a)..........      38,500        953,260
Sharper Image Corp. (a)...........      31,600      1,031,740
                                                 ------------
                                                    7,295,431
                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Fossil, Inc. (a)..................      31,700        887,917
                                                 ------------

THRIFTS & MORTGAGE FINANCE (0.9%)
Dime Community Bancshares.........      30,100        925,876
                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
MSC Industrial Direct Co., Inc.
 Class A..........................      40,900      1,124,750
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (1.0%)
Wireless Facilities, Inc. (a).....      68,300      1,014,938
                                                 ------------
Total Common Stocks
 (Cost $78,258,831)...............                 99,252,000
                                                 ------------
SHORT-TERM INVESTMENTS (6.1%)
                                     PRINCIPAL
                                        AMOUNT
                                    ----------
COMMERCIAL PAPER (3.5%)
Federal National Mortgage
 Association 0.85%, due 1/2/04....  $2,225,000      2,224,948
Rabobank USA Financial Corp.
 0.94%, due 1/2/04................   1,400,000      1,399,963
                                                 ------------
Total Commercial Paper
 (Cost $3,624,911)................                  3,624,911
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM INVESTMENTS (CONTINUED)
                                      SHARES        VALUE
                                    -------------------------
INVESTMENT COMPANY (2.6%)
Merrill Lynch Premier
 Institutional Fund
 1.05% (c)........................   2,722,908   $  2,722,908
                                                 ------------
Total Investment Company
 (Cost $2,722,908)................                  2,722,908
                                                 ------------
Total Short-Term Investments
 (Cost $6,347,819)................                  6,347,819
                                                 ------------
Total Investments
 (Cost $84,606,650) (d)...........       101.1%   105,599,819(e)
Liabilities in Excess of
 Cash and Other Assets............        (1.1)    (1,116,599)
                                    ----------   ------------
Net Assets........................       100.0%  $104,483,220
                                    ==========   ============

------------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Floating rate. Rate shown is the rate in effect at December 31, 2003.
(d)  The cost for federal income tax purposes is $84,805,100.
(e) At December 31, 2003 net unrealized appreciation was $20,794,719, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,985,165 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,190,446.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $84,606,650)..........   $105,599,819
Cash.....................................          2,883
Receivables:
  Fund shares sold.......................        316,661
  Dividends..............................          9,392
                                            ------------
        Total assets.....................    105,928,755
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      1,346,375
  Manager................................         59,850
  Shareholder communication..............         15,208
  Custodian..............................          5,371
  NYLIFE Distributors....................          2,526
Accrued expenses.........................         16,205
                                            ------------
        Total liabilities................      1,445,535
                                            ------------
Net assets...............................   $104,483,220
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     90,483
  Service Class..........................         14,482
Additional paid-in capital...............     90,980,712
Accumulated net realized loss on
  investments............................     (7,595,626)
Net unrealized appreciation on
  investments............................     20,993,169
                                            ------------
Net assets...............................   $104,483,220
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 90,085,373
                                            ============
  Shares of capital stock outstanding....      9,048,323
                                            ============
  Net asset value per share
    outstanding..........................   $       9.96
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 14,397,847
                                            ============
  Shares of capital stock outstanding....      1,448,181
                                            ============
  Net asset value per share
    outstanding..........................   $       9.94
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    111,118
  Interest...............................         16,831
                                            ------------
        Total income.....................        127,949
                                            ------------
Expenses:
  Manager................................        580,404
  Professional...........................         41,101
  Shareholder communication..............         33,089
  Custodian..............................         26,947
  Service................................          7,066
  Portfolio pricing......................          5,900
  Directors..............................          4,756
  Miscellaneous..........................         12,789
                                            ------------
        Total expenses before
          reimbursement..................        712,052
  Expense reimbursement from Manager.....       (153,602)
                                            ------------
        Net expenses.....................        558,450
                                            ------------
Net investment loss......................       (430,501)
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      1,057,811
Net change in unrealized appreciation on
  investments............................     20,848,719
                                            ------------
Net realized and unrealized gain on
  investments............................     21,906,530
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 21,476,029
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $322.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003          2002
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (430,501)  $  (194,989)
  Net realized gain (loss) on investments...................     1,057,811    (7,258,511)
  Net change in unrealized appreciation on investments......    20,848,719    (1,482,269)
                                                              ------------   -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    21,476,029    (8,935,769)
                                                              ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    42,064,068    27,782,452
    Service Class...........................................    14,434,170            --
  Cost of shares redeemed:
    Initial Class...........................................    (6,768,740)   (4,913,217)
    Service Class...........................................    (1,090,450)           --
                                                              ------------   -----------
  Increase in net assets derived from capital share
    transactions............................................    48,639,048    22,869,235
                                                              ------------   -----------
Net increase in net assets..................................    70,115,077    13,933,466
NET ASSETS:
Beginning of year...........................................    34,368,143    20,434,677
                                                              ------------   -----------
End of year.................................................  $104,483,220   $34,368,143
                                                              ============   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 INITIAL CLASS                        SERVICE CLASS
                                                ------------------------------------------------      -------------
                                                                                      JULY 2,            JUNE 5,
                                                    YEAR              YEAR            2001(A)            2003(A)
                                                   ENDED             ENDED            THROUGH            THROUGH
                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                    2003              2002              2001              2003
                                                --------------------------------------------------------------
Net asset value at beginning of period........    $  7.03           $  9.55           $ 10.00            $  8.06
                                                  -------           -------           -------            -------
Net investment loss (b).......................      (0.06)            (0.05)            (0.02)             (0.04)
Net realized and unrealized gain (loss) on
  investments.................................       2.99             (2.47)            (0.43)              1.92
                                                  -------           -------           -------            -------
Total from investment operations..............       2.93             (2.52)            (0.45)              1.88
                                                  -------           -------           -------            -------
Net asset value at end of period..............    $  9.96           $  7.03           $  9.55            $  9.94
                                                  =======           =======           =======            =======
Total investment return.......................      41.69%           (26.41%)           (4.52%)(c)         23.37%(c)
Ratios (to average net assets)/ Supplemental
  Data:
  Net investment loss.........................      (0.73%)           (0.68%)           (0.50%)+           (0.98%)+
  Net expenses................................       0.95%             0.95%             0.95%+             1.20%+
  Expenses (before reimbursement).............       1.21%             1.29%             1.96%+             1.46%+
Portfolio turnover rate.......................         65%              126%               55%                65%
Net assets at end of period (in 000's)........    $90,085           $34,368           $20,435            $14,398

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

LONG-TERM BONDS (32.4%)+
ASSET-BACKED SECURITIES (1.8%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
AIRLINES (0.1%)
Continental Airlines, Inc.
 Pass-Through Certificates
 Series 971B
 7.461%, due 10/1/14.............  $   221,714   $    193,760
Northwest Airlines, Inc.
 Pass-Through Certificates Series
 2001-1 Class C
 7.626%, due 10/1/11.............      254,628        216,203
                                                 ------------
                                                      409,963
                                                 ------------
CONSUMER FINANCE (0.7%)
BMW Vehicle Owner Trust
 Class 2003-A Series A3
 1.94%, due 2/25/07..............      875,000        877,134
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16.............    1,610,000      1,729,137
Volkswagen Auto Loan Enhanced
 Trust
 Series 2003-2 Class A3
 2.27%, due 10/22/07.............    1,390,000      1,392,017
                                                 ------------
                                                    3,998,288
                                                 ------------

CONSUMER LOANS (0.1%)
Atlantic City Electric Transition
 Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23.............      850,000        865,416
                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Capital One Master Trust
 Series 2001-5 Class A
 5.30%, due 6/15/09..............      480,000        510,600
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............    1,699,557      1,709,435
                                                 ------------
                                                    2,220,035
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Eastern Energy LP
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...............      353,078        390,554
Public Service of New Hampshire
 Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/10...............    1,568,519      1,641,094
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)..........      375,000        311,250
                                                 ------------
                                                    2,342,898
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
 Series 1999-B Class 1A4
 6.545%, due 4/7/18..............  $   500,000   $    518,814
                                                 ------------
Total Asset-Backed Securities
 (Cost $10,126,006)..............                  10,355,414
                                                 ------------

CONVERTIBLE BONDS (0.0%)(B)
HEALTH CARE PROVIDERS & SERVICES (0.0%)(b)
Lincare Holdings, Inc.
 3.00%, due 6/15/33..............       90,000         90,112
                                                 ------------

INSURANCE (0.0%)(b)
Loews Corp.
 3.125%, due 9/15/07.............       20,000         19,325
                                                 ------------
Total Convertible Bonds
 (Cost $108,814).................                     109,437
                                                 ------------

CORPORATE BONDS (11.6%)
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp.
 4.50%, due 8/15/10..............      565,000        577,472
Sequa Corp.
 Series B
 8.875%, due 4/1/08..............      340,000        368,900
                                                 ------------
                                                      946,372
                                                 ------------
AIRLINES (0.0%)(b)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04..............       85,000         85,000
 8.30%, due 12/15/29.............      330,000        218,213
                                                 ------------
                                                      303,213
                                                 ------------
AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.
 6.625%, due 6/15/07.............      110,000        115,500
Dana Corp.
 9.00%, due 8/15/11..............      225,000        271,125
                                                 ------------
                                                      386,625
                                                 ------------
AUTOMOBILES (0.2%)
DaimlerChrysler North America
 Holdings, Inc.
 6.50%, due 11/15/13.............      250,000        263,353
General Motors Corp.
 8.375%, due 7/15/33.............      665,000        771,941
                                                 ------------
                                                    1,035,294
                                                 ------------
BEVERAGES (0.2%)
Miller Brewing Co.
 4.25%, due 8/15/08 (c)..........      775,000        785,333
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CAPITAL MARKETS (0.8%)
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08..............  $   580,000   $    590,749
Goldman Sachs Group, Inc. (The)
 4.75%, due 7/15/13..............      225,000        219,278
 5.25%, due 10/15/13.............    1,525,000      1,539,646
Morgan Stanley
 3.625%, due 4/1/08..............    2,205,000      2,208,116
                                                 ------------
                                                    4,557,789
                                                 ------------
CHEMICALS (0.5%)
Equistar Chemicals L.P.
 7.55%, due 2/15/26..............      275,000        239,250
 10.625%, due 5/1/11.............      140,000        154,700
FMC Corp.
 10.25%, due 11/1/09.............      200,000        234,000
Lyondell Chemical Co.
 9.50%, due 12/15/08.............      315,000        329,175
Millennium America, Inc.
 7.625%, due 11/15/26............      535,000        497,550
Scotts Co. (The) 6.625%, due
 11/15/13 (c)....................      915,000        940,163
Terra Capital, Inc.
 12.875%, due 10/15/08...........      215,000        253,700
                                                 ------------
                                                    2,648,538
                                                 ------------
COMMERCIAL BANKS (0.3%)
BankBoston North America
 7.00%, due 9/15/07..............      610,000        690,247
FleetBoston Financial Corp.
 3.85%, due 2/15/08..............      485,000        493,006
PNC Funding Corp.
 5.25%, due 11/15/15.............      560,000        554,953
                                                 ------------
                                                    1,738,206
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.0%)(b)
Moore North America Finance, Inc.
 7.875%, due 1/15/11 (c).........      155,000        175,538
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.0%)(b)
Motorola, Inc.
 6.75%, due 2/1/06...............      100,000        107,728
                                                 ------------
CONSTRUCTION MATERIALS (0.1%)
CRH America, Inc.
 5.30%, due 10/15/13.............      690,000        696,208
                                                 ------------
CONSUMER FINANCE (0.9%)
Capital One Bank
 4.875%, due 5/15/08.............      645,000        663,804
 5.75%, due 9/15/10..............      340,000        359,662
Ford Motor Credit Co.
 5.80%, due 1/12/09..............      805,000        829,032
 7.00%, due 10/1/13..............    1,261,000      1,329,950
General Motors Acceptance Corp.
 6.875%, due 8/28/12.............      475,000        511,017
Household Finance Corp.
 6.75%, due 5/15/11..............      385,000        433,411


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
CONSUMER FINANCE (Continued)
John Deere Capital Corp
 3.90%, due 1/15/08..............  $   415,000   $    421,754
MBNA Corp.
 6.25%, due 1/17/07..............      295,000        321,164
                                                 ------------
                                                    4,869,794
                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Owens-Brockway Glass Container,
 Inc.
 7.75%, due 5/15/11..............      235,000        252,331
 8.875%, due 2/15/09.............      170,000        186,363
Rock-Tenn Co.
 8.20%, due 8/15/11..............      530,000        628,925
                                                 ------------
                                                    1,067,619
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.2%)
J Paul Getty Trust 5.875%, due
 10/1/33.........................      435,000        430,580
NiSource Finance Corp.
 5.40%, due 7/15/14..............      420,000        425,249
                                                 ------------
                                                      855,829
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Citizens Communications Co.
 9.00%, due 8/15/31..............    1,265,000      1,476,036
Intermedia Communications, Inc.
 Series B
 8.875%, due 11/1/07 (d).........      755,000        656,850
 11.25%, due 7/15/07 (d).........      965,000        825,075
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..............    1,460,000      1,463,650
Qwest Corp.
 5.625%, due 11/15/08............       10,000          9,900
 7.125%, due 11/15/43............       80,000         77,600
 7.20%, due 11/1/04..............      405,000        414,113
 7.25%, due 9/15/25..............      130,000        130,000
 8.875%, due 3/15/12 (c).........      125,000        143,438
WorldCom, Inc.- WorldCom Group
 8.25%, due 5/15/31 (d)..........    4,180,000      1,400,300
                                                 ------------
                                                    6,596,962
                                                 ------------
ELECTRIC UTILITIES (0.3%)
Cedar Brakes II LLC
 9.875%, due 9/1/13..............      261,772        282,059
CenterPoint Energy, Inc.
 5.875%, due 6/1/08 (c)..........      300,000        312,526
 7.25%, due 9/1/10 (c)...........      460,000        497,989
Southern California Edison Co.
 8.00%, due 1/15/07..............      215,000        245,906
TECO Energy, Inc.
 7.00%, due 5/1/12...............      130,000        133,900
 7.20%, due 5/1/11...............       95,000         98,800
                                                 ------------
                                                    1,571,180
                                                 ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32..............      520,000        530,005

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
ELECTRICAL EQUIPMENT (Continued)
Thomas & Betts Corp.
 6.625%, due 5/7/08..............  $    35,000   $     36,137
 7.25%, due 6/1/13...............      180,000        185,400
 8.25%, due 1/15/04..............      225,000        225,000
                                                 ------------
                                                      976,542
                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Entergy-Koch, LP
 3.65%, due 8/20/06 (c)..........    1,005,000      1,012,935
Halliburton Co.
 8.75%, due 2/15/21..............      225,000        280,829
                                                 ------------
                                                    1,293,764
                                                 ------------
FOOD & STAPLES RETAILING (0.4%)
Safeway, Inc.
 4.125%, due 11/1/08.............      330,000        328,555
 6.15%, due 3/1/06...............      675,000        722,243
Wal-Mart Stores, Inc.
 4.55%, due 5/1/13...............    1,055,000      1,042,059
                                                 ------------
                                                    2,092,857
                                                 ------------
FOOD PRODUCTS (0.1%)
Cargill, Inc.
 5.00%, due 11/15/13 (c).........      580,000        576,181
Smithfield Foods, Inc.
 7.625%, due 2/15/08.............      140,000        141,400
                                                 ------------
                                                      717,581
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.0%)(b)
Apogent Technologies, Inc.
 6.50%, due 5/15/13..............      250,000        260,625
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Caremark Rx, Inc.
 7.375%, due 10/1/06.............      480,000        516,000
HCA, Inc.
 7.50%, due 11/15/95.............      145,000        138,873
 8.36%, due 4/15/24..............       80,000         89,887
 8.75%, due 9/1/10...............      245,000        291,730
Highmark, Inc.
 6.80%, due 8/15/13 (c)..........      835,000        907,172
Manor Care, Inc.
 6.25%, due 5/1/13...............      235,000        247,631
 8.00%, due 3/1/08...............      280,000        316,400
McKesson Corp.
 7.65%, due 3/1/27...............      300,000        349,772
Medco Health Solutions, Inc.
 7.25%, due 8/15/13..............      310,000        338,195
Service Corp. International
 6.50%, due 3/15/08..............       35,000         35,963
 7.20%, due 6/1/06...............      115,000        119,600
Tenet Healthcare Corp.
 6.50%, due 6/1/12...............      105,000        100,669
 6.875%, due 11/15/31............      155,000        138,725
                                                 ------------
                                                    3,590,617
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Chumash Casino & Resort
 Enterprise 9.00%, due 7/15/10
 (c).............................  $   110,000   $    121,550
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...............      205,000        240,807
ITT Corp.
 7.375%, due 11/15/15............      295,000        315,650
Mandalay Resort Group 7.00%, due
 11/15/36........................      105,000        111,300
MGM Mirage, Inc.
 7.25%, due 10/15/06.............       35,000         37,713
 8.375%, due 2/1/11..............      130,000        147,225
Mohegan Tribal Gaming Authorities
 6.375%, due 7/15/09.............      185,000        191,013
Park Place Entertainment Corp.
 8.125%, due 5/15/11.............      175,000        196,219
Station Casinos, Inc.
 8.375%, due 2/15/08.............      155,000        166,044
Yum! Brands, Inc.
 7.65%, due 5/15/08..............      495,000        561,825
                                                 ------------
                                                    2,089,346
                                                 ------------
HOUSEHOLD PRODUCTS (0.0%)(b)
Fort James Corp.
 6.625%, due 9/15/04.............       75,000         76,500
                                                 ------------
INSURANCE (0.4%)
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13 (c)........      115,000        127,794
Fund American Cos., Inc.
 5.875%, due 5/15/13.............      905,000        915,970
Marsh & McLennan Cos., Inc.
 7.125%, due 6/15/09.............    1,150,000      1,325,305
                                                 ------------
                                                    2,369,069
                                                 ------------
IT SERVICES (0.0%)(b)
Unisys Corp.
 6.875%, due 3/15/10.............      115,000        124,488
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.0%)(b)
Hasbro, Inc.
 5.60%, due 11/1/05..............       85,000         88,931
                                                 ------------
MACHINERY (0.2%)
Cummins, Inc.
 6.45%, due 3/1/05...............      115,000        119,025
Deere & Co.
 7.85%, due 5/15/10..............      830,000      1,002,915
Navistar International Corp.
 Series B
 9.375%, due 6/1/06..............      205,000        226,268
                                                 ------------
                                                    1,348,208
                                                 ------------
MEDIA (1.0%)
Continental Cablevision, Inc.
 8.875%, due 9/15/05.............      110,000        121,389
 9.50%, due 8/1/13...............      160,000        184,817
Houghton Mifflin Co.
 7.20%, due 3/15/11..............      110,000        118,113

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
MEDIA (Continued)
Jones Intercable, Inc.
 8.875%, due 4/1/07..............  $   125,000   $    129,583
Liberty Media Corp.
 3.50%, due 9/25/06..............      240,000        241,199
Morris Publishing Group LLC
 7.00%, due 8/1/13 (c)...........      190,000        192,850
News America, Inc.
 7.25%, due 5/18/18..............      400,000        454,166
Tele-Communications, Inc.
 9.80%, due 2/1/12...............      265,000        345,678
 10.125%, due 4/15/22............      220,000        310,839
Time Warner Cos., Inc.
 8.05%, due 1/15/16..............      510,000        605,271
Time Warner Entertainment Co. LP
 10.15%, due 5/1/12..............    2,210,000      2,949,251
                                                 ------------
                                                    5,653,156
                                                 ------------
METALS & MINING (0.2%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25.............      305,000        259,250
Peabody Energy Corp.
 Series B
 6.875%, due 3/15/13.............      435,000        458,925
United States Steel LLC
 10.75%, due 8/1/08..............      270,000        315,900
                                                 ------------
                                                    1,034,075
                                                 ------------
MULTILINE RETAIL (0.3%)
Target Corp.
 6.35%, due 11/1/32..............    1,350,000      1,418,094
 8.60%, due 1/15/12..............      370,000        460,510
                                                 ------------
                                                    1,878,604
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Consumers Energy Co.
 6.25%, due 9/15/06..............      240,000        259,142
PSE&G Power LLC
 6.875%, due 4/15/06.............    1,575,000      1,717,055
Westar Energy, Inc.
 7.125%, due 8/1/09..............      320,000        335,229
 7.875%, due 5/1/07..............      220,000        245,850
                                                 ------------
                                                    2,557,276
                                                 ------------
OIL & GAS (0.7%)
Chesapeake Energy Corp.
 7.50%, due 9/15/13..............      115,000        124,488
 7.75%, due 1/15/15..............      170,000        184,450
El Paso Corp.
 7.80%, due 8/1/31...............       50,000         42,563
Forest Oil Corp.
 8.00%, due 12/15/11.............      220,000        240,350
Gulfterra Energy Partners, L.P.
 10.625%, due 12/1/12............      211,000        261,640
Newfield Exploration Co.
 8.375%, due 8/15/12.............      170,000        190,400
Pogo Producing Co.
 8.25%, due 4/15/11..............      170,000        189,550


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
OIL & GAS (Continued)
Tesoro Petroleum Corp.
 8.00%, due 4/15/08..............  $   285,000   $    302,812
Tosco Corp.
 8.125%, due 2/15/30.............    1,505,000      1,919,236
Vintage Petroleum, Inc.
 8.25%, due 5/1/12...............      290,000        315,375
Westport Resources Corp.
 8.25%, due 11/1/11..............      170,000        187,000
                                                 ------------
                                                    3,957,864
                                                 ------------
PAPER & FOREST PRODUCTS (0.3%)
Bowater, Inc.
 9.00%, due 8/1/09...............      240,000        266,234
Georgia-Pacific Corp.
 7.25%, due 6/1/28...............      165,000        158,194
 8.00%, due 1/15/24 (c)..........      120,000        122,400
 8.875%, due 2/1/10-5/15/31......      180,000        200,200
 9.375%, due 2/1/13..............      245,000        281,750
Louisiana-Pacific Corp.
 10.875%, due 11/15/08...........      110,000        130,900
Pope & Talbot, Inc.
 8.375%, due 6/1/13..............      475,000        473,812
                                                 ------------
                                                    1,633,490
                                                 ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
 5.75%, due 10/15/33.............      370,000        364,759
                                                 ------------
PHARMACEUTICALS (0.3%)
Schering-Plough Corp.
 5.30%, due 12/1/13..............       45,000         45,785
Valeant Pharmaceuticals International
 7.00%, due 12/15/11 (c).........       20,000         20,600
Wyeth
 5.50%, due 2/1/14...............    1,410,000      1,426,095
 6.50%, due 2/1/34...............      315,000        322,097
                                                 ------------
                                                    1,814,577
                                                 ------------
REAL ESTATE (0.3%)
HRPT Properties Trust
 5.75%, due 2/15/14..............      855,000        857,319
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..............      260,000        297,737
Hospitality Properties Trust
 7.00%, due 3/1/08...............      175,000        186,782
iStar Financial, Inc.
 6.00%, due 12/15/10.............      360,000        367,199
                                                 ------------
                                                    1,709,037
                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.2%)
Washington Mutual, Inc.
 4.00%, due 1/15/09..............      925,000        926,606
 5.625%, due 1/15/07.............      350,000        377,217
                                                 ------------
                                                    1,303,823
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
TOBACCO (0.0%)(b)
Standard Commercial Corp.
 8.875%, due 8/1/05..............  $   177,000   $    180,318
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...............      510,000        629,252
                                                 ------------
Total Corporate Bonds
 (Cost $64,936,889)..............                  66,086,987
                                                 ------------
FOREIGN BONDS (1.6%)
BEVERAGES (0.3%)
CIA Brasileira de Bebida
 10.50%, due 12/15/11............    1,140,000      1,328,100
Coca-Cola HBC Finance BV
 5.125%, due 9/17/13 (c).........      245,000        245,631
                                                 ------------
                                                    1,573,731
                                                 ------------
COMMERCIAL BANKS (0.0%)(b)
HSBC Holding PLC
 5.25%, due 12/12/12.............       90,000         92,165
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Hutchison Whamp International
 Ltd.
 5.45%, due 11/24/10 (c).........    1,000,000      1,014,307
                                                 ------------
CONTAINERS & PACKAGING (0.0%)(b)
Norampac, Inc.
 6.75%, due 6/1/13...............      205,000        213,713
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico, S.A. de C.V.
 4.50%, due 11/19/08 (c).........      325,000        325,494
 8.25%, due 1/26/06..............      350,000        385,903
                                                 ------------
                                                      711,397
                                                 ------------
ELECTRIC UTILITIES (0.1%)
SP POWERASSETS Ltd.
 5.00%, due 10/22/13 (c).........      360,000        361,913
                                                 ------------

FOREIGN GOVERNMENTS (0.3%)
Province of Quebec
 5.00%, due 7/17/09..............      920,000        972,476
Russian Federation
 5.00%, due 3/31/30..............      655,000        627,981
United Mexican States
 4.625%, due 10/8/08.............       95,000         96,188
 6.625%, due 3/3/15..............      280,000        289,800
                                                 ------------
                                                    1,986,445
                                                 ------------
INDUSTRIAL CONGLOMERATES (0.1%)
Stena AB
 9.625%, due 12/1/12.............      315,000        355,163
                                                 ------------
MEDIA (0.1%)
Vivendi Universal S.A.
 6.25%, due 7/15/08 (c)..........      370,000        391,738
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

METALS & MINING (0.1%)
Codelco, Inc.
 5.50%, due 10/15/13 (c).........  $   475,000   $    482,024
Inco Ltd.
 5.70%, due 10/15/15.............      330,000        333,338
                                                 ------------
                                                      815,362
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Abitibi-Consolidated, Inc.
 8.55%, due 8/1/10...............      200,000        222,720
Norske Skog Canada Ltd.
 Series D
 8.625%, due 6/15/11.............      135,000        141,750
Tembec Industries, Inc.
 8.50%, due 2/1/11...............      195,000        201,825
                                                 ------------
                                                      566,295
                                                 ------------
ROAD & RAIL (0.0%)(b)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12.............      115,000        131,100
                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)..........      900,000        973,616
                                                 ------------
Total Foreign Bonds
 (Cost $8,660,996)...............                   9,186,945
                                                 ------------

MUNICIPAL BONDS (0.1%)

NEW JERSEY (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 6.00%, due 6/1/37...............       10,000          8,943
 6.25%, due 6/1/43...............       65,000         59,645
 6.375%, due 6/1/32..............       10,000          9,592
 6.75%, due 6/1/39...............       30,000         29,573
                                                 ------------
                                                      107,753
                                                 ------------
RHODE ISLAND (0.0%)(b)
Tobacco Settlement Financing
 Corp.
 Series A
 6.25%, due 6/1/42...............       60,000         54,412
                                                 ------------

TEXAS (0.1%)
Harris County Texas Industrial
 Development Corp. Solid Waste
 5.68%, due 3/1/23...............      395,000        401,647
                                                 ------------
Total Municipal Bonds
 (Cost $538,717).................                     563,812
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TEXAS (Continued)
MORTGAGE-BACKED SECURITIES (0.4%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
MORTGAGE OBLIGATIONS) (0.4%)
Fanniemae Grantor Trust Series
 2003-T1 Class B
 4.491%, due 11/25/12............  $ 2,060,000   $  2,055,419
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $2,031,524)...............                   2,055,419
                                                 ------------

U.S. GOVERNMENT &
FEDERAL AGENCIES (16.5%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-THROUGH
SECURITIES) (0.2%)
 5.00%, due 8/1/33...............      879,775        868,858
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.4%)
 4.625%, due 5/1/13..............      870,000        846,696
 4.75%, due 1/2/07...............    3,115,000      3,280,977
 5.25%, due 8/1/12...............    2,300,000      2,358,376
 5.50%, due 5/2/06...............    1,155,000      1,235,606
 6.25%, due 2/1/11...............      435,000        480,872
                                                 ------------
                                                    8,202,527
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (9.7%)
 4.00%, due 9/1/18 (f)...........    2,336,538      2,279,835
 4.50%, due 4/1/18-11/1/18 (f)...    9,431,023      9,452,668
 5.50%, due 1/14/34-3/15//34 TBA
   (e)...........................    6,715,000      6,774,463
 5.50%, due 1/1/17-11/1/33 (f)...   15,533,871     15,914,690
 6.00%, due 1/14/34 TBA (e)......    5,710,000      5,900,931
 6.00%, due 5/1/29-1/14/34 (f)...    6,390,592      6,611,582
 6.50%, due 6/1/31-10/1/31 (f)...    3,417,786      3,574,614
 7.00%, due 2/1/32-4/1/32 (f)....    2,216,043      2,346,427
 7.50%, due 8/1/31 (f)...........    2,226,704      2,379,580
                                                 ------------
                                                   55,234,790
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (1.2%)
 6.00%, due 4/15/29-8/15/32
   (f)...........................    4,580,674      4,764,855
 7.50%, due 12/15/23-12/15/28....    2,080,265      2,237,686
                                                 ------------
                                                    7,002,541
                                                 ------------
UNITED STATES TREASURY BONDS (0.9%)
 5.375%, due 2/15/31.............      465,000        484,926
 6.25%, due 8/15/23-5/15/30......      480,000        552,353
 6.875%, due 8/15/25 (g).........      980,000      1,198,854
 7.50%, due 11/15/16.............    1,760,000      2,240,700
 8.75%, due 8/15/20..............      580,000        829,400
                                                 ------------
                                                    5,306,233
                                                 ------------


                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
UNITED STATES TREASURY NOTES (3.1%)
 3.00%, due 2/15/08 (g)..........  $ 4,185,000   $  4,204,452
 4.375%, due 5/15/07 (g).........    2,400,000      2,541,468
 4.625%, due 5/15/06 (g).........    3,010,000      3,190,130
 4.875%, due 2/15/12.............      670,000        709,572
 5.75%, due 11/15/05-8/15/10
   (g)...........................    4,120,000      4,503,697
 6.00%, due 8/15/09..............    2,040,000      2,310,698
                                                 ------------
                                                   17,460,017
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $92,392,344)..............                  94,074,966
                                                 ------------
YANKEE BONDS (0.4%) (H)

INSURANCE (0.2%)
Montpelier Re Holdings Ltd.
 6.125%, due 8/15/13.............      955,000        972,104
                                                 ------------
MARINE (0.0%)(b)
Sea Containers Ltd.
 Series B
 10.75%, due 10/15/06............       90,000         92,250
                                                 ------------
MEDIA (0.0%) (b)
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15.............      210,000        242,550
                                                 ------------
OIL & GAS (0.1%)
Husky Oil, Ltd.
 8.90%, due 8/15/28..............      425,000        490,875
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Abitibi-Consolidated, Inc.
 6.95%, due 12/15/06.............      395,000        413,559
                                                 ------------
Total Yankee Bonds
 (Cost $2,132,538)...............                   2,211,338
                                                 ------------
Total Long-Term Bonds
 (Cost $180,927,828).............                 184,644,318
                                                 ------------

COMMON STOCKS (65.9%)
                                     SHARES
                                   -----------
AEROSPACE & DEFENSE (1.1%)
United Technologies Corp.........       67,400      6,387,498
                                                 ------------

AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. .....................       88,300      5,960,250
                                                 ------------

AUTOMOBILES (1.2%)
Harley-Davidson, Inc. ...........      148,200      7,043,946
                                                 ------------

BEVERAGES (1.5%)
Coca-Cola Co. (The)..............       80,200      4,070,150
PepsiCo, Inc.....................       95,800      4,466,196
                                                 ------------
                                                    8,536,346
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)

                                     SHARES         VALUE
                                   --------------------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)..................       97,800   $  6,044,040
Genentech, Inc. (a)..............       27,000      2,526,390
                                                 ------------
                                                    8,570,430
                                                 ------------
CAPITAL MARKETS (1.1%)
Morgan Stanley...................      109,500      6,336,765
                                                 ------------
CHEMICALS (1.8%)
Air Products & Chemicals, Inc....       91,300      4,823,379
Praxair, Inc.....................      149,200      5,699,440
                                                 ------------
                                                   10,522,819
                                                 ------------
COMMERCIAL BANKS (0.7%)
Fifth Third Bancorp..............       62,800      3,711,480
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Cendant Corp. (a)................      268,600      5,981,722
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.4%)
Cisco Systems, Inc. (a)..........      319,000      7,748,510
                                                 ------------
COMPUTERS & PERIPHERALS (3.3%)
Dell, Inc. (a)...................      175,500      5,959,980
Hewlett-Packard Co...............      286,300      6,576,311
International Business Machines
 Corp............................       65,600      6,079,808
                                                 ------------
                                                   18,616,099
                                                 ------------
CONSUMER FINANCE (1.3%)
American Express Co..............      157,900      7,615,517
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
Citigroup, Inc...................      124,033      6,020,562
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Agilent Technologies, Inc. (a)...      174,600      5,105,304
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Baker Hughes, Inc................       64,300      2,067,888
BJ Services Co. (a)..............       66,900      2,401,710
Weatherford International Ltd.
 (a).............................       48,700      1,753,200
                                                 ------------
                                                    6,222,798
                                                 ------------
FOOD & STAPLES RETAILING (3.0%)
Sysco Corp.......................      157,300      5,856,279
Walgreen Co......................      162,200      5,900,836
Wal-Mart Stores, Inc.............       97,300      5,161,765
                                                 ------------
                                                   16,918,880
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Baxter International, Inc........      115,500      3,525,060
Boston Scientific Corp. (a)......      159,200      5,852,192
Medtronic, Inc...................      103,800      5,045,718
                                                 ------------
                                                   14,422,970
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.7%)
Cardinal Health, Inc.............       91,100      5,571,676
Caremark Rx, Inc. (a)............      219,900      5,570,067
HCA, Inc.........................      139,600      5,997,216
UnitedHealth Group, Inc..........      144,800      8,424,464
WellPoint Health Networks, Inc.
 (a).............................       67,800      6,575,922
                                                 ------------
                                                   32,139,345
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
International Game Technology....      135,000      4,819,500
                                                 ------------


                                     SHARES         VALUE
                                   --------------------------

HOUSEHOLD DURABLES (0.8%)
Lennar Corp. Class A.............       48,700   $  4,675,200
                                                 ------------
HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive Co.............       93,900      4,699,695
                                                 ------------
INDUSTRIAL CONGLOMERATES (1.0%)
General Electric Co..............      191,100      5,920,278
                                                 ------------
INSURANCE (0.9%)
Marsh & McLennan Cos., Inc.......      107,200      5,133,808
                                                 ------------
INTERNET & CATALOG RETAIL (1.0%)
InterActive Corp. (a)............      169,400      5,747,742
                                                 ------------
IT SERVICES (1.0%)
First Data Corp..................      141,700      5,822,453
                                                 ------------
MACHINERY (3.1%)
Danaher Corp.....................       67,400      6,183,950
Dover Corp.......................      136,000      5,406,000
Illinois Tool Works, Inc.........       73,800      6,192,558
                                                 ------------
                                                   17,782,508
                                                 ------------
MEDIA (4.2%)
Clear Channel Communications,
 Inc.............................      138,860      6,502,814
Gannett Co., Inc.................       54,900      4,894,884
Omnicom Group, Inc...............       76,100      6,645,813
Viacom, Inc. Class B.............      138,151      6,131,141
                                                 ------------
                                                   24,174,652
                                                 ------------
MULTILINE RETAIL (1.7%)
Kohl's Corp. (a).................      100,200      4,502,988
Target Corp......................      133,500      5,126,400
                                                 ------------
                                                    9,629,388
                                                 ------------
PHARMACEUTICALS (4.4%)
Forest Laboratories, Inc. (a)....       91,200      5,636,160
Johnson & Johnson................      123,300      6,369,678
Pfizer, Inc......................      215,200      7,603,016
Teva Pharmaceutical Industries
 Ltd. (g)(i).....................       98,700      5,597,277
                                                 ------------
                                                   25,206,131
                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
 (6.1%)
Analog Devices, Inc..............      128,400      5,861,460
Applied Materials, Inc. (a)......      218,200      4,898,590
Intel Corp.......................      226,500      7,293,300
KLA-Tencor Corp. (a).............       71,400      4,189,038
Maxim Integrated Products,
 Inc.............................      114,900      5,722,020
Texas Instruments, Inc...........      231,800      6,810,284
                                                 ------------
                                                   34,774,692
                                                 ------------
SOFTWARE (5.6%)
Electronic Arts, Inc. (a)........      120,000      5,733,600
Microsoft Corp...................      272,500      7,504,650
Oracle Corp. (a).................      478,320      6,313,824
Symantec Corp. (a)...............      168,000      5,821,200
VERITAS Software Corp. (a).......      181,400      6,740,824
                                                 ------------
                                                   32,114,098
                                                 ------------
SPECIALTY RETAIL (3.1%)
Bed Bath & Beyond, Inc. (a)......      144,100      6,246,735

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                     SHARES         VALUE
                                   --------------------------
SPECIALTY RETAIL (Continued)
Lowe's Cos., Inc.................      101,700   $  5,633,163
TJX Cos., Inc. (The).............      267,400      5,896,170
                                                 ------------
                                                   17,776,068
                                                 ------------
Total Common Stocks
 (Cost $330,023,307).............                 376,137,454
                                                 ------------
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
SHORT-TERM INVESTMENTS (5.8%)
COMMERCIAL PAPER (2.0%)
Federal Home Loan Bank
 0.95%, due 1/7/04...............  $ 3,130,000      3,129,504
Federal National Mortgage
 Association 0.97%, due 1/6/04...    2,930,000      2,929,605
Rabobank USA Financial Corp.
 0.94%, due 1/2/04...............    5,490,000      5,489,857
                                                 ------------
Total Commercial Paper
 (Cost $11,548,966)..............                  11,548,966
                                                 ------------
                                     SHARES
                                   -----------
INVESTMENT COMPANIES (1.5%)
AIM Institutional Funds Group
 0.99% (j)(k)....................      374,703        374,703
Merrill Lynch Premier
 Institutional Fund 1.05% (j)....    8,314,163      8,314,163
                                                 ------------
Total Investment Companies
 (Cost $8,688,866)...............                   8,688,866
                                                 ------------
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
MASTER NOTE (0.1%)
Banc of America Securities LLC
 1.13%, due 1/2/04 (k)...........  $   470,000   $    470,000
                                                 ------------
Total Master Note
 (Cost $470,000).................                     470,000
                                                 ------------
REPURCHASE AGREEMENTS (2.2%)
Countrywide Securities Corp.
 1.08%, dated 12/31/03 due 1/2/04
 Proceeds at Maturity
   $8,420,498 (k)
 (Collateralized by Various Bonds
   with a Principal Amount of
   $10,892,356 and a market value
   of $8,722,832)................    8,420,000      8,420,000
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
Merrill Lynch Pierce Fenner &
 Smith, Inc.
 1.08%, dated 12/31/03
 due 1/2/04
 Proceeds at Maturity
 $3,806,225 (k)
 (Collateralized by Various Bonds
 with a Principal Amount of
 $3,515,498 and a market value of
 $3,890,360).....................  $ 3,806,000   $  3,806,000
                                                 ------------
Total Repurchase Agreements
 (Cost $12,226,000)..............                  12,226,000
                                                 ------------
Total Short-Term Investments
 (Cost $32,933,832)..............                  32,933,832
                                                 ------------
Total Investments
 (Cost $543,884,967) (l).........        104.1%   593,715,604(m)
Liabilities in Excess of Cash and
 Other Assets....................         (4.1)   (23,418,454)
                                   -----------   ------------
Net Assets.......................        100.0%  $570,297,150
                                   ===========   ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Issue in default.
(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(f)  Segregated or partially segregated as collateral for TBA.
(g) Represent securities out on loan or a portion which is out on loan. (See
    Note 2)
(h) Yankee Bond--Dollar denominated bonds issued in the United States by foreign banks and corporations.
(i)  ADR-American Depository Receipt
(j)  Floating rate. Rate shown is the rate in effect at December 31, 2003.
(k) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(l) The cost for federal income tax purposes is $545,952,332.
(m) At December 31, 2003, net unrealized appreciation was $47,763,272 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $60,637,523 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,874,251.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost
  $543,884,967)--including $12,687,240
  market value of securities loaned.....   $ 593,715,604
Cash....................................           4,220
Receivables:
  Investment securities sold............       3,797,010
  Dividends and interest................       2,312,991
  Fund shares sold......................         203,009
                                           -------------
        Total assets....................     600,032,834
                                           -------------
LIABILITIES:
Securities lending collateral...........      13,070,703
Payables:
  Investment securities purchased.......      15,928,811
  Fund shares redeemed..................         345,789
  Adviser...............................         152,522
  Administrator.........................          95,326
  Custodian.............................          10,746
  NYLIFE Distributors...................           2,170
  Directors.............................             659
Accrued expenses........................         128,958
                                           -------------
        Total liabilities...............      29,735,684
                                           -------------
Net assets..............................   $ 570,297,150
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     350,293
  Service Class.........................           7,610
Additional paid-in capital..............     556,251,922
Accumulated undistributed net investment
  income................................         179,771
Accumulated net realized loss on
  investments...........................     (36,333,490)
Accumulated net realized gain on foreign
  currency transactions.................          10,407
Net unrealized appreciation on
  investments...........................      49,830,637
                                           -------------
Net assets..............................   $ 570,297,150
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 558,181,011
                                           =============
  Shares of capital stock outstanding...      35,029,317
                                           =============
  Net asset value per share
    outstanding.........................   $       15.93
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $  12,116,139
                                           =============
  Shares of capital stock outstanding...         761,013
                                           =============
  Net asset value per share
    outstanding.........................   $       15.92
                                           =============


STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Interest..............................   $  10,056,693
  Dividends (a).........................       2,833,044
  Income from securities loaned-- net...          45,728
                                           -------------
        Total income....................      12,935,465
                                           -------------
Expenses:
  Advisory..............................       1,663,166
  Administration........................       1,039,479
  Shareholder communication.............         222,851
  Professional..........................         131,714
  Custodian.............................          61,808
  Directors.............................          27,300
  Portfolio pricing.....................          26,857
  Service...............................           6,161
  Miscellaneous.........................          18,878
                                           -------------
        Total expenses..................       3,198,214
                                           -------------
Net investment income...................       9,737,251
                                           -------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain from:
  Security transactions.................         466,582
  Foreign currency transactions.........          10,407
                                           -------------
Net realized gain on investments and
  foreign currency transactions.........         476,989
                                           -------------
Net change in unrealized depreciation on
  investments...........................      83,514,759
                                           -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions..........................      83,991,748
                                           -------------
Net increase in net assets resulting
  from operations.......................   $  93,728,999
                                           =============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $2,088.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $  9,737,251   $  13,340,182
 Net realized gain (loss) on investments and foreign
   currency transactions....................................       476,989     (25,138,566)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................    83,514,759     (99,334,006)
                                                              ------------   -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    93,728,999    (111,132,390)
                                                              ------------   -------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................    (9,713,495)    (13,531,061)
   Service Class............................................      (196,299)             --
                                                              ------------   -------------
     Total dividends to shareholders                            (9,909,794)    (13,531,061)
                                                              ------------   -------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    24,764,458      26,285,236
   Service Class............................................    11,837,704              --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................     9,713,495      13,531,061
   Service Class............................................       196,299              --
                                                              ------------   -------------
                                                                46,511,956      39,816,297
 Cost of shares redeemed:
   Initial Class............................................   (58,273,096)    (95,821,950)
   Service Class............................................      (245,380)             --
                                                              ------------   -------------
 Decrease in net assets derived from capital share
   transactions.............................................   (12,006,520)    (56,005,653)
                                                              ------------   -------------
Net increase (decrease) in net assets.......................    71,812,685    (180,669,104)
NET ASSETS:
Beginning of year...........................................   498,484,465     679,153,569
                                                              ------------   -------------
End of year.................................................  $570,297,150   $ 498,484,465
                                                              ============   =============
Accumulated undistributed net investment income at end of
 year.......................................................  $    179,771   $     116,830
                                                              ============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                      INITIAL CLASS                             SERVICE CLASS
                                            -----------------------------------------------------------------   -------------
                                                                                                                   JUNE 4,
                                                                                                                   2003(A)
                                                                                                                   THROUGH
                                                                 YEAR ENDED DECEMBER 31                         DECEMBER 31,
                                               2003        2002          2001            2000          1999         2003
                                            ---------------------------------------------------------------------------------
Net asset value at beginning of period....   $  13.55    $  16.69      $  19.21        $  22.36      $  19.99      $ 14.79
                                             --------    --------      --------        --------      --------      -------
Net investment income.....................       0.27(c)     0.37          0.44(b)         0.43          0.39         0.14(c)
Net realized and unrealized gain (loss) on
 investments..............................       2.39       (3.13)        (2.49)(b)       (1.36)         3.00         1.26
                                             --------    --------      --------        --------      --------      -------
Total from investment operations..........       2.66       (2.76)        (2.05)          (0.93)         3.39         1.40
                                             --------    --------      --------        --------      --------      -------
Less dividends and distributions:
 From net investment income...............      (0.28)      (0.38)        (0.44)          (0.43)        (0.39)       (0.27)
 From net realized gain on investments....         --          --         (0.03)          (1.79)        (0.63)          --
                                             --------    --------      --------        --------      --------      -------
Total dividends and distributions.........      (0.28)      (0.38)        (0.47)          (2.22)        (1.02)       (0.27)
                                             --------    --------      --------        --------      --------      -------
Net asset value at end of period..........   $  15.93    $  13.55      $  16.69        $  19.21      $  22.36      $ 15.92
                                             ========    ========      ========        ========      ========      =======
Total investment return...................      19.68%     (16.57%)      (10.69%)         (4.36%)       17.02%        9.47%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income....................       1.87%       2.28%         2.42%(b)        2.05%         1.88%        1.62%+(e)
 Expenses.................................       0.61%       0.61%         0.59%           0.59%         0.58%        0.86%+
Portfolio turnover rate...................         69%        101%          125%            120%          133%          69%
Net assets at end of period (in 000's)....   $558,181    $498,484      $679,154        $805,862      $821,531      $12,116

------------
(a)  Commencement of Operations.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.02)
Increase net realized and unrealized gains and losses.......    0.02
Decrease ratio of net investment income.....................   (0.12%)

(c)   Per share data based on average shares outstanding during the period.
(d)   Total return is not annualized.
(e) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (91.0%)+
                                       SHARES         VALUE
                                     --------------------------
AEROSPACE & DEFENSE (4.8%)
Boeing Co. (The).................        141,200   $  5,950,168
Northrop Grumman Corp............         76,000      7,265,600
Raytheon Co......................        256,400      7,702,256
                                                   ------------
                                                     20,918,024
                                                   ------------
BUILDING PRODUCTS (1.2%)
American Standard Cos., Inc.
 (a).............................         52,000      5,236,400
                                                   ------------
CAPITAL MARKETS (5.7%)
Goldman Sachs Group, Inc.
 (The)...........................         83,700      8,263,701
iShares (c)......................        167,100      9,753,627
Merrill Lynch & Co., Inc.........        114,300      6,703,695
                                                   ------------
                                                     24,721,023
                                                   ------------
COMMERCIAL BANKS (9.4%)
Bank of America Corp.............        132,200     10,632,846
Bank One Corp....................        127,800      5,826,402
FleetBoston Financial Corp.......        172,730      7,539,665
PNC Financial Services
 Group, Inc. (The)...............        154,000      8,428,420
Wachovia Corp....................        182,100      8,484,039
                                                   ------------
                                                     40,911,372
                                                   ------------
COMMUNICATIONS EQUIPMENT (0.9%)
Motorola, Inc....................        269,700      3,794,679
                                                   ------------

COMPUTERS & PERIPHERALS (2.0%)
International Business Machines
 Corp............................         95,900      8,888,012
                                                   ------------

CONTAINERS & PACKAGING (2.6%)
Smurfit-Stone Container Corp.
 (a).............................        596,600     11,078,862
                                                   ------------

DIVERSIFIED FINANCIALS (3.4%)
Citigroup, Inc...................        304,197     14,765,722
                                                   ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
ALLTEL Corp......................        119,500      5,566,310
BellSouth Corp...................        175,100      4,955,330
SBC Communications, Inc..........         87,700      2,286,339
Verizon Communications, Inc......        180,200      6,321,416
                                                   ------------
                                                     19,129,395
                                                   ------------
ELECTRIC UTILITIES (0.6%)
FirstEnergy Corp.................         68,500      2,411,200
                                                   ------------
ELECTRICAL EQUIPMENT (2.6%)
Cooper Industries, Ltd. Class
 A...............................        192,600     11,157,318
                                                   ------------
ENERGY EQUIPMENT & SERVICES (0.5%)
Transocean, Inc. (a).............         86,900      2,086,469
                                                   ------------

FOOD & STAPLES RETAILING (4.5%)
CVS Corp.........................        273,100      9,864,372
Kroger Co. (The) (a).............        513,900      9,512,289
                                                   ------------
                                                     19,376,661
                                                   ------------


                                       SHARES         VALUE
                                     --------------------------
FOOD PRODUCTS (1.1%)
Kraft Foods, Inc. Class A........        154,600   $  4,981,212
                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
HCA, Inc.........................        197,800      8,497,488
                                                   ------------

HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark Corp..............         41,900      2,475,871
                                                   ------------

INSURANCE (8.7%)
Allstate Corp. (The).............        175,100      7,532,802
American International Group,
 Inc.............................         34,600      2,293,288
Hartford Financial Services
 Group, Inc. (The)...............        173,800     10,259,414
Marsh & McLennan Cos., Inc.......         45,700      2,188,573
Prudential Financial, Inc........        160,200      6,691,554
Travelers Property Casualty Corp.
 Class B.........................        507,869      8,618,537
                                                   ------------
                                                     37,584,168
                                                   ------------
IT SERVICES (2.5%)
Computer Sciences Corp. (a)......        245,600     10,862,888
                                                   ------------

MACHINERY (3.9%)
Navistar International Corp.
 (a).............................        350,100     16,766,289
                                                   ------------

METALS & MINING (2.6%)
Alcoa, Inc.......................        301,828     11,469,464
                                                   ------------

MULTILINE RETAIL (0.5%)
Target Corp......................         51,100      1,962,240
                                                   ------------

OIL & GAS (11.0%)
ChevronTexaco Corp...............        141,643     12,236,539
ConocoPhillips...................        201,800     13,232,026
ExxonMobil Corp..................        327,200     13,415,200
Kerr-McGee Corp..................        186,500      8,670,385
Valero Energy Corp...............          7,800        361,452
                                                   ------------
                                                     47,915,602
                                                   ------------
PAPER & FOREST PRODUCTS (6.2%)
Bowater, Inc.....................        242,100     11,211,651
International Paper Co...........        265,500     11,445,705
MeadWestvaco Corp................        147,020      4,373,845
                                                   ------------
                                                     27,031,201
                                                   ------------
PHARMACEUTICALS (4.0%)
Bristol-Myers Squibb Co..........        216,600      6,194,760
Merck & Co., Inc.................        240,800     11,124,960
                                                   ------------
                                                     17,319,720
                                                   ------------
ROAD & RAIL (1.5%)
Burlington Northern Santa Fe
 Corp............................        202,000      6,534,700
                                                   ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Advanced Micro Devices, Inc.
 (a).............................        248,100      3,696,690
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)

                                          SHARES          VALUE
                                     --------------------------
SPECIALTY RETAIL (1.7%)
Gap, Inc. (The)..................        323,700   $  7,513,077
                                                   ------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Washington Mutual, Inc...........        137,500      5,516,500
                                                   ------------

Total Common Stocks
 (Cost $340,757,655).............                   394,602,247
                                                   ------------

CONVERTIBLE PREFERRED STOCKS (2.4%)

OIL & GAS (2.4%)
Goldman Sachs Group, Inc. (The)
 3.0625%, Series VLO (Valero
 Energy Corp.) (d)...............         78,600      3,468,225
 3.125%, Series BSKT (Goldman Oil
 & Gas Basket) (d)...............         15,000      1,556,250
 3.25%, Series BSKT (Goldman Oil
 & Gas Basket) (d)...............         18,556      2,034,201
 4.25% Series BSKT (Goldman Oil &
 Gas Basket) (d).................         32,400      3,507,300
                                                   ------------
                                                     10,565,976
                                                   ------------
Total Convertible Preferred
 Stocks (Cost $9,698,838)........                    10,565,976
                                                   ------------

PURCHASED CALL OPTIONS (0.1%)
                                      NUMBER OF
                                      CONTRACTS
                                         (e)
                                     -----------

ENERGY EQUIPMENT & SERVICES (0.1%)
ENSCO International, Inc.
 Strike Price $24.00
 Expire 3/19/04 (a)(f)...........            796        302,530
 Strike Price $25.00
 Expire 3/20/04 (a)(f)...........            478        136,230
                                                   ------------
                                                        438,760
                                                   ------------
FOOD & STAPLES RETAILING (0.0%)(b)
Kroger Co. (The)
 Strike Price $20.00
 Expire 4/17/04 (a)(f)...........            188          9,870
                                                   ------------

Total Purchased Call Options
 (Cost $452,743).................                       448,630
                                                   ------------

PURCHASED PUT OPTION (0.0%)(B)

AEROSPACE & DEFENSE (0.0%)(b)
Boeing Co. (The)
 Strike Price $37.50
 Expire 1/17/04 (a)(f)...........            635          6,350
                                                   ------------
Total Purchased Put Option (Cost
 $64,389)........................                         6,350
                                                   ------------

SHORT-TERM INVESTMENTS (6.6%)
                                      PRINCIPAL
                                       AMOUNT         VALUE
                                     --------------------------
COMMERCIAL PAPER (6.6%)
American Express Credit Corp.
 1.02%, due 1/6/04...............    $ 8,000,000   $  7,998,866
Federal Home Loan Bank
 0.92%, due 1/21/04..............     10,465,000     10,459,651
Federal National Mortgage
 Association
 0.85%, due 1/2/04...............        600,000        599,986
 0.97%, due 1/6/04...............      5,035,000      5,034,322
UBS Finance Delaware LLC
 0.96%, due 1/2/04...............      4,595,000      4,594,877
                                                   ------------
                                                     28,687,702
                                                   ------------
Total Short-Term Investments
 (Cost $28,687,702)..............                    28,687,702
                                                   ------------
Total Investments
 (Cost $379,661,327) (g).........          100.1%   434,310,905(h)
Liabilities in Excess of
 Cash & Other Assets.............           (0.1)      (294,739)
                                     -----------   ------------
Net Assets.......................          100.0%  $434,016,166
                                     ===========   ============

WRITTEN CALL OPTION (-0.0%)(b)
                                      NUMBER OF
                                      CONTRACTS
                                         (e)
                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (-0.0%)(b)
Advanced Micro Devices, Inc.
 Strike Price $19.00
 Expire 1/17/04 (a)(f)...........           (638)  $     (3,190)
                                                   ------------
Total Written Call Option
 (Premium ($62,202)).............                  $     (3,190)
                                                   ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Exchange Traded Fund--Represents a basket of securities that are traded on an exchange.
(d) Synthetic Convertible--An equity linked security whose value is based upon the value of an underlying instrument (underlying instrument disclosed parenthetically).
(e) One contract relates to 100 shares.
(f) Options can be exercised into the underlying common stock.
(g) The cost for federal income tax purposes is $381,624,239.
(h) At December 31, 2003 net unrealized appreciation was $52,686,666, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $54,880,463 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,193,797.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $379,661,327).........   $434,310,905
Cash.....................................          1,281
Receivables:
  Dividends..............................        687,821
  Fund shares sold.......................        234,408
Other assets.............................            371
                                            ------------
        Total assets.....................    435,234,786
                                            ------------
LIABILITIES:
Written call options, at value (premium
  received $62,202)......................          3,190
Payables:
  Investment securities purchased........        852,302
  Adviser................................        127,771
  Administrator..........................         70,984
  Shareholder communication..............         63,685
  Fund shares redeemed...................         61,172
  Custodian..............................          2,705
  NYLIFE Distributors....................            624
Accrued expenses.........................         36,187
                                            ------------
        Total liabilities................      1,218,620
                                            ------------
Net assets...............................   $434,016,166
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $    280,092
  Service Class..........................         10,052
Additional paid-in capital...............    435,907,018
Accumulated undistributed net investment
  income.................................            622
Accumulated net realized loss on
  investments and written option
  transactions...........................    (56,890,208)
Net unrealized appreciation on
  investments and written option
  transactions...........................     54,708,590
                                            ------------
Net assets...............................   $434,016,166
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $418,992,256
                                            ============
  Shares of capital stock outstanding....     28,009,212
                                            ============
  Net asset value per share
    outstanding..........................   $      14.96
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $ 15,023,910
                                            ============
  Shares of capital stock outstanding....      1,005,189
                                            ============
  Net asset value per share
    outstanding..........................   $      14.95
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends..............................   $  7,868,856
  Interest...............................        231,424
                                            ------------
        Total income.....................      8,100,280
                                            ------------
Expenses:
  Advisory...............................      1,294,710
  Administration.........................        719,283
  Shareholder communication..............        176,248
  Professional...........................         88,230
  Custodian..............................         38,891
  Directors..............................         19,255
  Service................................          7,850
  Miscellaneous..........................         20,804
                                            ------------
        Total expenses...................      2,365,271
                                            ------------
Net investment income....................      5,735,009
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND WRITTEN OPTION
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................     (5,276,651)
  Written option transactions............        263,351
                                            ------------
Net realized loss on investments.........     (5,013,300)
                                            ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions..................     90,277,184
  Written option transactions............         21,042
                                            ------------
Net unrealized gain on investments and
  written option transactions............     90,298,226
                                            ------------
Net realized and unrealized gain on
  investments and written option
  transactions...........................     85,284,926
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 91,019,935
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  5,735,009   $  5,380,361
  Net realized loss on investments and written option
    transactions............................................    (5,013,300)   (47,707,481)
  Net change in unrealized appreciation (depreciation) on
    investments and written option transactions.............    90,298,226    (48,796,159)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    91,019,935    (91,123,279)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Initial Class...........................................    (5,659,716)    (5,328,561)
    Service Class...........................................      (186,298)            --
  From net realized gain on investments:
    Initial Class...........................................            --       (597,495)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....    (5,846,014)    (5,926,056)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    30,675,066     57,977,617
    Service Class...........................................    13,819,659             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Initial Class...........................................     5,659,716      5,926,056
    Service Class...........................................       186,298             --
                                                              ------------   ------------
                                                                50,340,739     63,903,673
  Cost of shares redeemed:
    Initial Class...........................................   (33,249,110)   (39,195,622)
    Service Class...........................................       (82,177)            --
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    17,009,452     24,708,051
                                                              ------------   ------------
Net increase (decrease) in net assets.......................   102,183,373    (72,341,284)
NET ASSETS:
Beginning of year...........................................   331,832,793    404,174,077
                                                              ------------   ------------
End of year.................................................  $434,016,166   $331,832,793
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $        622   $    111,627
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                               INITIAL CLASS                       SERVICE CLASS
                                            ----------------------------------------------------   -------------
                                                                                                      JUNE 4,
                                                                                                      2003(A)
                                                                                                      THROUGH
                                                           YEAR ENDED DECEMBER 31                  DECEMBER 31,
                                              2003       2002       2001       2000       1999         2003
                                            --------------------------------------------------------------------
Net asset value at beginning of period....  $  11.91   $  15.35   $  16.21   $  15.00   $  13.96     $  12.81
                                            --------   --------   --------   --------   --------     --------
Net investment income.....................      0.21(b)     0.20      0.23       0.20       0.20         0.10(b)
Net realized and unrealized gain (loss) on
  investments.............................      3.04      (3.43)     (0.15)      1.73       1.03         2.23
                                            --------   --------   --------   --------   --------     --------
Total from investment operations..........      3.25      (3.23)      0.08       1.93       1.23         2.33
                                            --------   --------   --------   --------   --------     --------
Less dividends and distributions:
  From net investment income..............     (0.20)     (0.19)     (0.23)     (0.21)     (0.19)       (0.19)
  From net realized gain on investments...        --      (0.02)     (0.71)     (0.51)        --           --
                                            --------   --------   --------   --------   --------     --------
Total dividends and distributions.........     (0.20)     (0.21)     (0.94)     (0.72)     (0.19)       (0.19)
                                            --------   --------   --------   --------   --------     --------
Net asset value at end of period..........  $  14.96   $  11.91   $  15.35   $  16.21   $  15.00     $  14.95
                                            ========   ========   ========   ========   ========     ========
Total investment return...................     27.37%    (21.05%)     0.40%     12.89%      8.80%       18.14%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................      1.60%      1.43%      1.53%      1.33%      1.30%        1.35%+(d)
  Expenses................................      0.66%      0.65%      0.64%      0.64%      0.63%        0.91%+
Portfolio turnover rate...................        62%        64%        70%        90%        74%          62%
Net assets at end of period (in 000's)....  $418,992   $331,833   $404,174   $338,596   $331,473     $ 15,024

------------

(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (99.0%)+

                                          SHARES       VALUE
                                          ---------------------
AEROSPACE & DEFENSE (0.2%)
General Dynamics Corp. ...............       165    $    14,914
Honeywell International, Inc. ........       729         24,371
United Technologies Corp. ............     1,166        110,502
                                                    -----------
                                                        149,787
                                                    -----------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. ..........................     2,014        135,945
United Parcel Service, Inc. Class B...     7,663        571,277
                                                    -----------
                                                        707,222
                                                    -----------
AIRLINES (0.2%)
Delta Air Lines, Inc. ................     1,500         17,715
Southwest Airlines Co. ...............     6,124         98,841
                                                    -----------
                                                        116,556
                                                    -----------
AUTO COMPONENTS (0.1%)
American Axle & Manufacturing
 Holdings, Inc. (a)...................     1,269         51,293
                                                    -----------
AUTOMOBILES (2.4%)
Ford Motor Co. .......................    108,031     1,728,496
General Motors Corp. .................       275         14,685
                                                    -----------
                                                      1,743,181
                                                    -----------
BEVERAGES (0.3%)
Adolph Coors Co. Class B..............     4,140        232,254
PepsiCo, Inc. ........................       407         18,974
                                                    -----------
                                                        251,228
                                                    -----------
BIOTECHNOLOGY (1.0%)
Amgen, Inc. (a).......................    12,227        755,629
Invitrogen Corp. (a)..................       213         14,910
                                                    -----------
                                                        770,539
                                                    -----------
CAPITAL MARKETS (3.9%)
J.P. Morgan Chase & Co. ..............    48,244      1,772,002
Lehman Brothers Holdings, Inc. .......       282         21,776
Merrill Lynch & Co., Inc. ............    10,579        620,458
Morgan Stanley........................     7,862        454,974
                                                    -----------
                                                      2,869,210
                                                    -----------
CHEMICALS (1.8%)
Engelhard Corp. ......................       722         21,624
Monsanto Co. .........................    41,964      1,207,724
RPM International, Inc. ..............     5,771         94,991
                                                    -----------
                                                      1,324,339
                                                    -----------
COMMERCIAL BANKS (6.9%)
Bank of America Corp. ................    37,501      3,016,205
Bank One Corp. .......................       228         10,395
First Tennessee National Corp. .......     2,369        104,473
FleetBoston Financial Corp. ..........     7,289        318,165
PNC Financial Services Group, Inc.
 (The)................................     4,704        257,450


                                          SHARES       VALUE
                                          ---------------------
COMMERCIAL BANKS (Continued)
UnionBanCal Corp. ....................     6,610    $   380,339
Wachovia Corp. .......................    10,202        475,311
Wells Fargo & Co. ....................     8,353        491,908
                                                    -----------
                                                      5,054,246
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Block (H&R), Inc. ....................     3,674        203,429
Cendant Corp. (a).....................     8,675        193,192
IKON Office Solutions, Inc. ..........     4,882         57,901
United Stationers, Inc. (a)...........     6,126        250,676
Viad Corp. ...........................    13,541        338,525
                                                    -----------
                                                      1,043,723
                                                    -----------
COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems, Inc. (a)...............    28,843        700,596
Motorola, Inc. .......................     2,457         34,570
QUALCOMM, Inc. .......................     1,793         96,697
Scientific-Atlanta, Inc. .............     2,333         63,691
                                                    -----------
                                                        895,554
                                                    -----------
COMPUTERS & PERIPHERALS (3.3%)
Dell, Inc. (a)........................     5,647        191,772
Hewlett-Packard Co. ..................    41,372        950,315
International Business Machines
 Corp. ...............................    10,959      1,015,680
Storage Technology Corp. (a)..........     2,751         70,838
Western Digital Corp. (a).............    18,477        217,844
                                                    -----------
                                                      2,446,449
                                                    -----------
CONSUMER FINANCE (0.1%)
MBNA Corp. ...........................     3,027         75,221
                                                    -----------
CONTAINERS & PACKAGING (0.3%)
Bemis Co., Inc. ......................     4,452        222,600
                                                    -----------
DIVERSIFIED FINANCIAL SERVICES (3.6%)
Citigroup, Inc. ......................    50,510      2,451,755
Principal Financial Group, Inc.
 (The)................................     6,343        209,763
                                                    -----------
                                                      2,661,518
                                                    -----------
DIVERSIFIED TELECOMMUNICATION (4.3%)
ALLTEL Corp. .........................    10,729        499,757
AT&T Corp. ...........................     5,852        118,796
BellSouth Corp. ......................    25,592        724,253
SBC Communications, Inc. .............    22,790        594,135
Sprint Corp. (FON Group)..............    31,343        514,652
Verizon Communications, Inc. .........    19,985        701,074
                                                    -----------
                                                      3,152,667
                                                    -----------
ELECTRIC UTILITIES (4.0%)
Duquesne Light Holdings, Inc. ........     1,583         29,032
Edison International, Inc. (a)........    49,878      1,093,824
Exelon Corp. .........................    12,749        846,024
Great Plains Energy, Inc. ............    13,263        422,029

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                          SHARES       VALUE
                                          ---------------------
ELECTRIC UTILITIES (Continued)
OGE Energy Corp. .....................     2,140    $    51,767
PG&E Corp. (a)........................     2,882         80,033
TXU Corp. ............................    17,448        413,866
                                                    -----------
                                                      2,936,575
                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
Arrow Electronics, Inc. (a)...........    11,719        271,178
Avnet, Inc. (a).......................    22,992        498,007
Benchmark Electronics, Inc. (a).......     5,277        183,692
Sanmina-SCI Corp. (a).................    24,749        312,085
                                                    -----------
                                                      1,264,962
                                                    -----------
ENERGY EQUIPMENT & SERVICES (0.2%)
Schlumberger Ltd. ....................     2,663        145,719
                                                    -----------
FOOD & STAPLES RETAILING (0.8%)
SUPERVALU, Inc. ......................    21,923        626,779
                                                    -----------
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co. ...........    16,765        255,163
ConAgra Foods, Inc. ..................    13,358        352,518
Sara Lee Corp. .......................     2,739         59,464
Tyson Foods, Inc. Class A.............    25,069        331,913
                                                    -----------
                                                        999,058
                                                    -----------
GAS UTILITIES (0.4%)
Sempra Energy.........................     5,277        158,627
UGI Corp. ............................     4,684        158,787
                                                    -----------
                                                        317,414
                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Fisher Scientific International, Inc.
 (a)..................................     2,578        106,652
                                                    -----------
HEALTH CARE PROVIDERS & SERVICES (1.4%)
Health Net, Inc. (a)..................    13,184        431,117
Humana, Inc. (a)......................    10,378        237,137
McKesson Corp. .......................    11,640        374,343
                                                    -----------
                                                      1,042,597
                                                    -----------
HOTEL RESTAURANTS & LEISURE (0.2%)
Harrah's Entertainment, Inc. .........     2,642        131,492
                                                    -----------
HOUSEHOLD DURABLES (1.9%)
Black & Decker Corp. (The)............       909         44,832
Fortune Brands, Inc. .................     7,927        566,701
KB HOME...............................     4,291        311,183
NVR, Inc. (a).........................       351        163,566
Whirlpool Corp. ......................     4,209        305,784
                                                    -----------
                                                      1,392,066
                                                    -----------
HOUSEHOLD PRODUCTS (2.3%)
Procter & Gamble Co. (The)............    17,213      1,719,234
                                                    -----------


                                          SHARES       VALUE
                                          ---------------------
INDUSTRIAL CONGLOMERATES (2.2%)
Carlisle Cos., Inc. ..................     2,007    $   122,146
General Electric Co. .................    37,473      1,160,914
Tyco International Ltd. ..............    12,033        318,874
                                                    -----------
                                                      1,601,934
                                                    -----------
INSURANCE (5.5%)
ACE, Ltd. ............................    16,229        672,205
Allstate Corp. (The)..................    10,111        434,975
AmerUs Group Co. .....................    11,171        390,650
Berkley (W.R.) Corp. .................    15,393        537,985
Fidelity National Financial, Inc. ....    26,224      1,016,967
First American Corp. .................    23,365        695,576
Protective Life Corp. ................     9,596        324,729
                                                    -----------
                                                      4,073,087
                                                    -----------
INTERNET & CATALOG RETAIL (0.1%)
Netflix, Inc. (a).....................     1,558         85,207
                                                    -----------
INTERNET SOFTWARE & SERVICES (0.7%)
EarthLink, Inc. (a)...................    13,055        130,550
United Online, Inc. (a)...............     5,999        100,723
VeriSign, Inc. (a)....................    16,759        273,172
                                                    -----------
                                                        504,445
                                                    -----------
IT SERVICES (1.1%)
CheckFree Corp. (a)...................     2,056         56,848
Computer Sciences Corp. (a)...........     7,259        321,066
Convergys Corp. (a)...................    15,200        265,392
Electronic Data Systems Corp. ........     5,553        136,271
                                                    -----------
                                                        779,577
                                                    -----------
LEISURE EQUIPMENT & PRODUCTS (1.3%)
Eastman Kodak Co. ....................    37,330        958,261
                                                    -----------
MACHINERY (0.2%)
Briggs & Stratton Corp. ..............       889         59,919
Eaton Corp. ..........................       820         88,543
                                                    -----------
                                                        148,462
                                                    -----------
MEDIA (4.3%)
Fox Entertainment Group, Inc. Class A
 (a)..................................     1,676         48,855
PanAmSat Corp. (a)....................    10,481        225,970
Regal Entertainment Group Class A.....    18,447        378,533
Time Warner, Inc. (a).................    71,078      1,278,693
Viacom, Inc. Class B..................    11,529        511,657
Walt Disney Co. (The).................    31,232        728,643
                                                    -----------
                                                      3,172,351
                                                    -----------
MULTILINE RETAIL (4.2%)
Federated Department Stores, Inc. ....    40,727      1,919,464
May Department Stores Co. (The).......    28,815        837,652
Sears, Roebuck & Co. .................     7,217        328,301
                                                    -----------
                                                      3,085,417
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                          SHARES       VALUE
                                          ---------------------
MULTI-UTILITIES & UNREGULATED POWER (0.6%)
ONEOK, Inc. ..........................    13,097    $   289,182
Westar Energy, Inc. ..................     8,132        164,673
                                                    -----------
                                                        453,855
                                                    -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a).......................     2,732         37,702
                                                    -----------

OIL & GAS (8.2%)
Amerada Hess Corp. ...................       508         27,010
ChevronTexaco Corp. ..................    21,328      1,842,526
ConocoPhillips........................     6,777        444,368
ExxonMobil Corp. .....................    11,096        454,936
Marathon Oil Corp. ...................    49,486      1,637,492
Occidental Petroleum Corp. ...........     8,754        369,769
Sunoco, Inc. .........................    24,138      1,234,659
                                                    -----------
                                                      6,010,760
                                                    -----------
PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp. ................       570         17,482
Louisiana-Pacific Corp. (a)...........     4,683         83,732
Rayonier, Inc. .......................     5,391        223,780
Weyerhaeuser Co. .....................     1,067         68,288
                                                    -----------
                                                        393,282
                                                    -----------
PHARMACEUTICALS (8.1%)
Abbott Laboratories...................     4,571        213,009
Bristol-Myers Squibb Co. .............    38,009      1,087,057
Endo Pharmaceuticals Holdings, Inc.
 (a)..................................     3,199         61,613
Johnson & Johnson.....................    20,464      1,057,170
King Pharmaceuticals, Inc. (a)........    15,759        240,482
Kos Pharmaceuticals, Inc. (a).........       917         39,468
Merck & Co., Inc. ....................    31,897      1,473,641
Pfizer, Inc. .........................    44,471      1,571,161
Pharmaceutical Resources, Inc. (a)....       502         32,705
Valeant Pharmaceuticals
 International........................     2,871         72,206
Wyeth.................................     3,492        148,235
                                                    -----------
                                                      5,996,747
                                                    -----------
REAL ESTATE (0.9%)
CBL & Associates Properties, Inc. ....     3,064        173,116
Equity Office Properties Trust........    11,307        323,946
General Growth Properties, Inc. ......     3,012         83,583
Simon Property Group, Inc. ...........     1,039         48,147
                                                    -----------
                                                        628,792
                                                    -----------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe Corp. ...     2,840         91,874
CSX Corp. ............................     1,300         46,722
Norfolk Southern Corp. ...............     2,991         70,737
Union Pacific Corp. ..................     1,767        122,771
                                                    -----------
                                                        332,104
                                                    -----------


                                          SHARES       VALUE
                                          ---------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Intel Corp. ..........................    88,106    $ 2,837,013
Texas Instruments, Inc. ..............     4,544        133,503
                                                    -----------
                                                      2,970,516
                                                    -----------
SOFTWARE (3.1%)
Computer Associates International,
 Inc. ................................       554         15,146
Electronic Arts, Inc. (a).............       608         29,050
Microsoft Corp. ......................    69,442      1,912,433
Oracle Corp. (a)......................    18,004        237,653
Take-Two Interactive Software, Inc.
 (a)..................................     2,465         71,017
                                                    -----------
                                                      2,265,299
                                                    -----------
SPECIALTY RETAIL (2.2%)
Advance Auto Parts, Inc. (a)..........       235         19,129
Barnes & Noble, Inc. (a)..............     6,667        219,011
Blockbuster, Inc. Class A.............    10,520        188,834
Claire's Stores, Inc. ................     3,522         66,354
Gap, Inc. (The).......................     7,099        164,768
Home Depot, Inc. (The)................     1,272         45,143
RadioShack Corp. .....................     1,565         48,014
Rent-A-Center, Inc. (a)...............    10,982        328,142
Sherwin-Williams Co. (The)............    15,621        542,674
                                                    -----------
                                                      1,622,069
                                                    -----------
THRIFTS & MORTGAGE FINANCE (1.9%)
Fannie Mae............................    10,946        821,607
Flagstar Bancorp, Inc. ...............     2,172         46,524
Washington Mutual, Inc. ..............    14,048        563,606
                                                    -----------
                                                      1,431,737
                                                    -----------
TOBACCO (2.1%)
Altria Group, Inc. ...................    23,448      1,276,040
R.J. Reynolds Tobacco Holdings,
 Inc. ................................     4,293        249,638
                                                    -----------
                                                      1,525,678
                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Nextel Communications, Inc. Class A
 (a)..................................    22,579        633,567
                                                    -----------
Total Common Stocks
 (Cost $65,874,070)...................               72,928,730
                                                    -----------

CONVERTIBLE PREFERRED STOCKS (0.4%)

AUTOMOBILES (0.2%)
Ford Motor Co. Capital Trust II
 6.5%.................................     2,261        126,277
General Motors Corp.
 5.25% Series B.......................     2,600         69,862
                                                    -----------
                                                        196,139
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

           CONVERTIBLE PREFERRED STOCKS (CONTINUED)

                                          SHARES       VALUE
                                          ---------------------
x
OFFICE ELECTRONICS (0.2%)
Xerox Corp. 6.25%.....................       971    $   125,987
                                                    -----------
Total Convertible Preferred Stocks
 (Cost $273,490)......................                  322,126
                                                    -----------
Total Investments
 (Cost $66,147,560) (b)...............      99.4%    73,250,856(c)
Cash and Other Assets,
 Less Liabilities.....................       0.6        445,470
                                          -------   -----------
Net Assets............................     100.0%   $73,696,326
                                          =======   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $67,602,029.
(c) At December 31, 2003 net unrealized appreciation was $5,648,827, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,317,470 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,668,643.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $66,147,560)..........   $ 73,250,856
Cash.....................................        350,112
Receivables:
  Dividends..............................        109,718
  Fund shares sold.......................         67,634
                                            ------------
        Total assets.....................     73,778,320
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         30,064
  Professional...........................         16,435
  Administrator..........................         12,025
  Shareholder communication..............         10,119
  Custodian..............................          8,815
  NYLIFE Distributors....................            733
  Fund shares redeemed...................            621
Accrued expenses.........................          3,182
                                            ------------
        Total liabilities................         81,994
                                            ------------
Net assets...............................   $ 73,696,326
                                            ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class..........................   $     67,249
  Service Class..........................          3,963
Additional paid-in capital...............     79,257,089
Accumulated net realized loss on
  investments............................    (12,735,271)
Net unrealized appreciation on
  investments............................      7,103,296
                                            ------------
Net assets...............................   $ 73,696,326
                                            ============
Initial Class
  Net assets applicable to outstanding
    shares...............................   $ 69,597,702
                                            ============
  Shares of capital stock outstanding....      6,724,918
                                            ============
  Net asset value per share
    outstanding..........................   $      10.35
                                            ============
Service Class
  Net assets applicable to outstanding
    shares...............................   $  4,098,624
                                            ============
  Shares of capital stock outstanding....        396,301
                                            ============
  Net asset value per share
    outstanding..........................   $      10.34
                                            ============


STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends...............................   $ 1,491,176
  Interest................................         1,166
                                             -----------
        Total income......................     1,492,342
                                             -----------
Expenses:
  Advisory................................       304,459
  Administration..........................       121,784
  Professional............................        45,657
  Custodian...............................        44,052
  Shareholder communication...............        28,364
  Directors...............................         5,175
  Service.................................         2,088
  Amortization of organization expense....         1,394
  Miscellaneous...........................        20,450
                                             -----------
        Total expenses....................       573,423
                                             -----------
Net investment income.....................       918,919
                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) from:
  Security transactions...................    (1,998,115)
  Futures transactions....................        30,241
                                             -----------
Net realized loss on investments..........    (1,967,874)
                                             -----------
Net change in unrealized depreciation on:
  Security transactions...................    16,915,276
  Futures transactions....................         4,780
                                             -----------
Net unrealized gain on investments........    16,920,056
                                             -----------
Net realized and unrealized gain on
  investments.............................    14,952,182
                                             -----------
Net increase in net assets resulting from
  operations..............................   $15,871,101
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

AMERICAN CENTURY
INCOME & GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    918,919   $    698,110
  Net realized loss on investments and futures
    transactions............................................    (1,967,874)    (5,657,612)
  Net change in unrealized depreciation on investments and
    futures transactions....................................    16,920,056     (9,476,798)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    15,871,101    (14,436,300)
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................      (871,258)      (699,177)
    Service Class...........................................       (48,213)            --
                                                              ------------   ------------
      Total dividends to shareholders.......................      (919,471)      (699,177)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    11,256,503      9,797,922
    Service Class...........................................     3,871,091             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................       871,258        699,177
    Service Class...........................................        48,213             --
                                                              ------------   ------------
                                                                16,047,065     10,497,099
  Cost of shares redeemed:
    Initial Class...........................................   (15,357,671)    (8,208,712)
    Service Class...........................................       (97,938)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................       591,456      2,288,387
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    15,543,086    (12,847,090)
NET ASSETS:
Beginning of year...........................................    58,153,240     71,000,330
                                                              ------------   ------------
End of year.................................................  $ 73,696,326   $ 58,153,240
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                  SERVICE
                                                           INITIAL CLASS                           CLASS
                                       ------------------------------------------------------   ------------
                                                                                                  JUNE 13,
                                                                                                  2003(A)
                                                                                                  THROUGH
                                                       YEAR ENDED DECEMBER 31                   DECEMBER 31,
                                          2003        2002       2001       2000       1999         2003
                                       ---------------------------------------------------------------------
Net asset value at beginning of
  period.............................   $  8.14     $ 10.24    $ 11.28    $ 12.74    $ 10.91      $  9.26
                                        -------     -------    -------    -------    -------      -------
Net investment income................      0.14(b)     0.10       0.08       0.07       0.08         0.07(b)
Net realized and unrealized gain
  (loss) on investments..............      2.20       (2.10)     (1.04)     (1.44)      1.83         1.14
                                        -------     -------    -------    -------    -------      -------
Total from investment operations.....      2.34       (2.00)     (0.96)     (1.37)      1.91         1.21
                                        -------     -------    -------    -------    -------      -------
Less dividends and distributions:
  From net investment income.........     (0.13)      (0.10)     (0.08)     (0.07)     (0.08)       (0.13)
  From net realized gain on
    investments......................        --          --         --      (0.02)        --           --
                                        -------     -------    -------    -------    -------      -------
Total dividends and distributions....     (0.13)      (0.10)     (0.08)     (0.09)     (0.08)       (0.13)
                                        -------     -------    -------    -------    -------      -------
Net asset value at end of period.....   $ 10.35     $  8.14    $ 10.24    $ 11.28    $ 12.74      $ 10.34
                                        =======     =======    =======    =======    =======      =======
Total investment return..............     28.69%     (19.52%)    (8.50%)   (10.73%)    17.59%       13.10%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............      1.51%       1.09%      0.81%      0.66%      0.89%        1.26%+(d)
  Net expenses.......................      0.94%       0.92%      0.88%      0.90%      0.85%        1.19%+
  Expenses (before reimbursement)....      0.94%       0.92%      0.88%      0.90%      0.92%        1.19%+
Portfolio turnover rate..............        79%         71%        61%        59%        51%          79%
Net assets at end of period (in
  000's).............................   $69,598     $58,153    $71,000    $75,189    $64,142      $ 4,099

------------
(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (96.4%)+
                                       SHARES        VALUE
                                     ---------------------
AEROSPACE & DEFENSE (2.5%)
United Technologies Corp...........      18,100   $ 1,715,337
                                                  -----------
CAPITAL MARKETS (11.3%)
Bear Stearns Cos., Inc. (The)......       4,100       327,795
Goldman Sachs Group, Inc. (The)....      20,900     2,063,457
J.P. Morgan Chase & Co.............      37,800     1,388,394
Lehman Brothers Holdings, Inc......       8,400       648,648
Merrill Lynch & Co., Inc...........      28,300     1,659,795
Morgan Stanley.....................      28,300     1,637,721
                                                  -----------
                                                    7,725,810
                                                  -----------
COMMERCIAL BANKS (5.4%)
Bank of America Corp...............      12,200       981,246
Comerica, Inc......................       6,200       347,572
FleetBoston Financial Corp.........      32,100     1,401,165
U.S. Bancorp.......................      33,200       988,696
                                                  -----------
                                                    3,718,679
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Pitney Bowes, Inc..................       8,300       337,146
                                                  -----------
COMMUNICATIONS EQUIPMENT (4.7%)
3Com Corp. (a).....................      30,500       249,185
Comverse Technology, Inc. (a)......      30,700       540,013
Corning, Inc. (a)..................      68,400       713,412
Nokia Corp. ADR (b)................      78,900     1,341,300
Tellabs, Inc. (a)..................      40,200       338,886
                                                  -----------
                                                    3,182,796
                                                  -----------
COMPUTERS & PERIPHERALS (1.0%)
International Business Machines
 Corp..............................       7,700       713,636
                                                  -----------
CONSUMER FINANCE (1.5%)
American Express Co................      20,700       998,361
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (5.3%)
Citigroup, Inc.....................      63,946     3,103,939
Principal Financial Group (The)....      15,100       499,357
                                                  -----------
                                                    3,603,296
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
SBC Communications, Inc............      27,565       718,619
Sprint Corp. (FON Group)...........      25,700       421,994
Verizon Communications, Inc........      22,982       806,209
                                                  -----------
                                                    1,946,822
                                                  -----------
ELECTRICAL EQUIPMENT (1.1%)
Emerson Electric Co................      11,400       738,150
                                                  -----------
ENERGY EQUIPMENT & SERVICES (1.3%)
Schlumberger Ltd...................      16,600       908,352
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------
FOOD & STAPLES RETAILING (1.3%)
Kroger Co. (The) (a)...............      17,500   $   323,925
Safeway, Inc. (a)..................      27,200       595,952
                                                  -----------
                                                      919,877
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
Baxter International, Inc..........      34,500     1,052,940
Becton, Dickinson & Co.............      17,300       711,722
                                                  -----------
                                                    1,764,662
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
McKesson Corp......................      18,200       585,312
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (2.9%)
Brinker International, Inc. (a)....       9,800       324,968
McDonald's Corp....................      67,600     1,678,508
                                                  -----------
                                                    2,003,476
                                                  -----------
HOUSEHOLD DURABLES (4.0%)
Black & Decker Corp. (The).........       6,800       335,376
Koninklijke Philips Electronics NV
 ADR (b)...........................      68,000     1,978,120
Sony Corp. ADR (b).................      11,300       391,771
                                                  -----------
                                                    2,705,267
                                                  -----------
HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp................       5,600       330,904
                                                  -----------
INSURANCE (5.8%)
Allstate Corp. (The)...............      27,800     1,195,956
American International Group,
 Inc...............................      18,458     1,223,396
Hartford Financial Services Group,
 Inc. (The)........................       5,800       342,374
Marsh & McLennan Cos., Inc.........      12,100       579,469
Travelers Property Casualty Corp.
 Class A...........................      35,900       602,402
                                                  -----------
                                                    3,943,597
                                                  -----------
IT SERVICES (2.0%)
Automatic Data Processing, Inc.....      26,700     1,057,587
SunGard Data Systems, Inc. (a).....      11,500       318,665
                                                  -----------
                                                    1,376,252
                                                  -----------
MACHINERY (3.0%)
Deere & Co.........................      19,000     1,235,950
Eaton Corp.........................       7,700       831,446
                                                  -----------
                                                    2,067,396
                                                  -----------
MEDIA (7.6%)
Gannett Co., Inc...................       7,200       641,952
Interpublic Group of Cos., Inc.
 (The) (a).........................      21,800       340,080
Liberty Media Corp. (a)............     145,780     1,733,324
News Corp. Ltd. (The) ADR (b)......      30,000       907,500
Viacom, Inc. Class B...............      35,700     1,584,366
                                                  -----------
                                                    5,207,222
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                  COMMON STOCKS (CONTINUED)
                                              SHARES VALUE
                                     ------------------------
METALS & MINING (1.3%)
Alcoa, Inc.........................      22,600   $   858,800
                                                  -----------
OFFICE ELECTRONICS (1.9%)
Xerox Corp. (a)....................      94,700     1,306,860
                                                  -----------
OIL & GAS (7.2%)
Anadarko Petroleum Corp............      13,600       693,736
Apache Corp........................       4,700       381,170
BP PLC ADR (b).....................      20,700     1,021,545
ExxonMobil Corp....................      54,882     2,250,162
Royal Dutch Petroleum Co. ADR
 (b)...............................      10,700       560,573
                                                  -----------
                                                    4,907,186
                                                  -----------
PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.............       6,500       280,215
                                                  -----------
PHARMACEUTICALS (2.9%)
Johnson & Johnson..................      12,700       656,082
Pfizer, Inc........................      22,340       789,272
Wyeth..............................      12,100       513,645
                                                  -----------
                                                    1,958,999
                                                  -----------
ROAD & RAIL (1.2%)
Union Pacific Corp.................      11,300       785,124
                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR
 EQUIPMENT (2.4%)
Intel Corp.........................      31,800     1,023,960
STMicroelectronics N.V.............      23,200       626,632
                                                  -----------
                                                    1,650,592
                                                  -----------
SOFTWARE (4.7%)
Cadence Design Systems, Inc. (a)...      57,100     1,026,658
Microsoft Corp.....................      78,300     2,156,382
                                                  -----------
                                                    3,183,040
                                                  -----------
SPECIALTY RETAIL (1.4%)
Abercrombie & Fitch Co. Class A
 (a)...............................      11,600       286,636
Limited Brands.....................      38,400       692,352
                                                  -----------
                                                      978,988
                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS (1.0%)
Jones Apparel Group, Inc...........      20,100       708,123
                                                  -----------

                                              SHARES VALUE
                                     ------------------------
THRIFTS & MORTGAGE FINANCE (1.1%)
Fannie Mae.........................      10,400   $   780,624
                                                  -----------
TOBACCO (0.8%)
Altria Group, Inc..................      10,300       560,526
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES (2.0%)
Sprint Corp. (PCS Group) (a).......      86,300       485,006
Telefonaktiebolaget LM Ericsson AB
 ADR (a)(b)........................      50,200       888,540
                                                  -----------
                                                    1,373,546
                                                  -----------
Total Common Stocks
 (Cost $58,005,144)................                65,824,973
                                                  -----------

SHORT-TERM INVESTMENT (2.8%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
FEDERAL AGENCY (2.8%)
Federal Farm Credit Bank
 0.75%, due 1/2/2004...............  $1,924,000     1,923,960
                                                  -----------
Total Short-Term Investment
 (Cost $1,923,960).................                 1,923,960
                                                  -----------
Total Investments
 (Cost $59,929,104) (c)............        99.2%   67,748,933(d)
Cash and Other Assets,
 Less Liabilities..................         0.8       512,223
                                     ----------   -----------
Net Assets.........................       100.0%  $68,261,156
                                     ==========   ===========

------------
(a)  Non-income producing security.
(b) ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $60,050,809.
(d) At December 31, 2003 net unrealized appreciation was $7,698,124, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,840,343 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,142,219.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $59,929,104)...........   $67,748,933
Cash......................................           836
Receivables:
  Investment securities sold..............       912,828
  Fund shares sold........................       133,156
  Dividends and interest..................        84,086
                                             -----------
        Total assets......................    68,879,839
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........       545,634
  Adviser.................................        33,052
  Administrator...........................        11,017
  Shareholder communication...............         9,483
  Custodian...............................         2,799
  NYLIFE Distributors.....................         1,052
  Fund shares redeemed....................            16
Accrued expenses..........................        15,630
                                             -----------
        Total liabilities.................       618,683
                                             -----------
Net assets................................   $68,261,156
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    61,146
  Service Class...........................         5,932
Additional paid-in capital................    69,632,572
Accumulated net realized loss on
  investments.............................    (9,258,323)
Net unrealized appreciation on
  investments.............................     7,819,829
                                             -----------
Net assets................................   $68,261,156
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $62,228,624
                                             ===========
  Shares of capital stock outstanding.....     6,114,562
                                             ===========
  Net asset value per share outstanding...   $     10.18
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $ 6,032,532
                                             ===========
  Shares of capital stock outstanding.....       593,220
                                             ===========
  Net asset value per share outstanding...   $     10.17
                                             ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $   973,362
  Interest................................        25,992
                                             -----------
        Total income......................       999,354
                                             -----------
Expenses:
  Advisory................................       321,903
  Administration..........................       107,301
  Professional............................        40,292
  Shareholder communication...............        24,711
  Custodian...............................        15,935
  Portfolio pricing.......................         5,681
  Directors...............................         4,816
  Service.................................         3,076
  Amortization of organization expense....         1,394
  Miscellaneous...........................        11,750
                                             -----------
        Total expenses....................       536,859
                                             -----------
Net investment income.....................       462,495
                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments..........      (162,229)
Net change in unrealized depreciation on
  investments.............................    13,469,188
                                             -----------
Net realized and unrealized gain on
  investments.............................    13,306,959
                                             -----------
Net increase in net assets resulting from
  operations..............................   $13,769,454
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $16,572.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

DREYFUS LARGE COMPANY
VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    462,495   $    344,551
  Net realized loss on investments..........................      (162,229)    (8,761,547)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    13,469,188     (6,201,899)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    13,769,454    (14,618,895)
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Initial Class...........................................      (437,804)      (343,958)
    Service Class...........................................       (36,919)            --
                                                              ------------   ------------
      Total dividends to shareholders.......................      (474,723)      (343,958)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................    12,652,974     12,435,563
    Service Class...........................................     5,625,147             --
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Initial Class...........................................       437,804        343,958
    Service Class...........................................        36,919             --
                                                              ------------   ------------
                                                                18,752,844     12,779,521
  Cost of shares redeemed:
    Initial Class...........................................   (13,712,644)    (7,061,710)
    Service Class...........................................       (49,107)            --
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................     4,991,093      5,717,811
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    18,285,824     (9,245,042)
NET ASSETS:
Beginning of year...........................................    49,975,332     59,220,374
                                                              ------------   ------------
End of year.................................................  $ 68,261,156   $ 49,975,332
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --   $      9,954
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                          INITIAL CLASS                      SERVICE CLASS
                                       ---------------------------------------------------   -------------
                                                                                                JUNE 5,
                                                                                                2003(A)
                                                                                                THROUGH
                                                     YEAR ENDED DECEMBER 31                  DECEMBER 31,
                                        2003       2002       2001       2000       1999         2003
                                       -------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $  8.01   $ 10.46    $ 11.29    $ 10.84    $ 10.23         $8.97
                                       -------   -------    -------    -------    -------     ---------
Net investment income................     0.07(b)    0.06      0.07       0.07       0.08          0.03(b)
Net realized and unrealized gain
  (loss) on investments..............     2.17     (2.45)     (0.56)      0.64       0.61          1.24
                                       -------   -------    -------    -------    -------     ---------
Total from investment operations.....     2.24     (2.39)     (0.49)      0.71       0.69          1.27
                                       -------   -------    -------    -------    -------     ---------
Less dividends and distributions:
  From net investment income.........    (0.07)    (0.06)     (0.07)     (0.07)     (0.08)        (0.07)
  From net realized gain on
    investments......................       --        --      (0.27)     (0.19)        --            --
                                       -------   -------    -------    -------    -------     ---------
Total dividends and distributions....    (0.07)    (0.06)     (0.34)     (0.26)     (0.08)        (0.07)
                                       -------   -------    -------    -------    -------     ---------
Net asset value at end of period.....  $ 10.18   $  8.01    $ 10.46    $ 11.29    $ 10.84        $10.17
                                       =======   =======    =======    =======    =======     =========
Total investment return..............    27.95%   (22.86%)    (4.51%)     6.59%      6.73%        14.13%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............     0.87%     0.63%      0.80%      0.78%      0.90%         0.62%+(d)
  Net expenses.......................     0.99%     0.98%      0.99%      1.01%      0.95%         1.24%+
  Expenses (before reimbursement)....     0.99%     0.98%      0.99%      1.01%      1.00%         1.24%+
Portfolio turnover rate..............       73%       65%        74%       159%       121%           73%
Net assets at end of period (in
  000's).............................  $62,229   $49,975    $59,220    $45,278    $30,608        $6,033

------------
(a)  Commencement of Operations.
(b)  Per share data based on average shares outstanding during the period.
(c) Total return is not annualized.
(d) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (99.1%)+
                                      SHARES        VALUE
                                    ----------------------
AEROSPACE & DEFENSE (2.0%)
Lockheed Martin Corp. ............      36,000   $  1,850,400
United Technologies Corp. ........      14,950      1,416,812
                                                 ------------
                                                    3,267,212
                                                 ------------
BIOTECHNOLOGY (5.0%)
Amgen, Inc. (a)...................      22,450      1,387,410
Biogen Idec, Inc. (a).............      36,300      1,335,114
Genentech, Inc. (a)...............      12,700      1,188,339
Genzyme Corp. (a).................      18,850        930,059
Gilead Sciences, Inc. (a).........      41,200      2,395,368
MedImmune, Inc. (a)...............      32,150        816,610
                                                 ------------
                                                    8,052,900
                                                 ------------
CAPITAL MARKETS (3.3%)
Goldman Sachs Group, Inc. (The)...      20,900      2,063,457
Lehman Brothers Holdings, Inc.....      23,600      1,822,392
Merrill Lynch & Co., Inc..........      24,350      1,428,128
                                                 ------------
                                                    5,313,977
                                                 ------------
COMMERCIAL BANKS (1.0%)
Bank of America Corp..............      21,100      1,697,073
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Cendant Corp. (a).................     208,000      4,632,160
                                                 ------------
COMMUNICATIONS EQUIPMENT (4.2%)
Cisco Systems, Inc. (a)...........     209,900      5,098,471
JDS Uniphase Corp. (a)............     445,800      1,627,170
                                                 ------------
                                                    6,725,641
                                                 ------------
COMPUTERS & PERIPHERALS (3.6%)
Dell, Inc. (a)....................     118,900      4,037,844
EMC Corp. (a).....................     132,200      1,708,024
                                                 ------------
                                                    5,745,868
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.7%)
Citigroup, Inc....................      90,933      4,413,888
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.3%)
Agilent Technologies, Inc. (a)....      88,800      2,596,512
Flextronics International Ltd.
 (a)..............................      70,950      1,052,898
                                                 ------------
                                                    3,649,410
                                                 ------------
FOOD & STAPLES RETAILING (2.1%)
Wal-Mart Stores, Inc..............      63,950      3,392,547
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Medtronic, Inc....................      30,500      1,482,605
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.0%)
Carnival Corp.....................      23,900        949,547
Harrah's Entertainment, Inc.......      43,050      2,142,598
International Game Technology.....      47,250      1,686,825
                                                 ------------
                                                    4,778,970
                                                 ------------


                                      SHARES        VALUE
                                    -------------------------
HOUSEHOLD DURABLES (1.0%)
Tempur-Pedic International, Inc.
 (a)..............................     104,900   $  1,625,950
                                                 ------------
HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble Co. (The)........      17,350      1,732,918
                                                 ------------
INDUSTRIAL CONGLOMERATES (6.0%)
3M Co.............................      12,200      1,037,366
General Electric Co...............     277,050      8,583,009
                                                 ------------
                                                    9,620,375
                                                 ------------
INTERNET & CATALOG RETAIL (0.7%)
eBay, Inc. (a)....................      18,400      1,188,456
                                                 ------------
IT SERVICES (2.5%)
Accenture Ltd. Class A (a)........      37,100        976,472
DigitalNet Holdings, Inc. (a).....      11,850        231,075
First Data Corp...................      69,750      2,866,027
                                                 ------------
                                                    4,073,574
                                                 ------------
MEDIA (13.9%)
Clear Channel Communications,
 Inc..............................      59,850      2,802,776
Comcast Corp. Class A (a).........      48,250      1,509,260
Cox Radio, Inc. (a)...............      42,800      1,079,844
EchoStar Communications Corp.
 Class A (a)......................      32,300      1,098,200
Entercom Communications Corp.
 (a)..............................      16,000        847,360
Lamar Advertising Co. (a).........      46,200      1,724,184
Time Warner, Inc. (a).............     216,550      3,895,734
Univision Communications, Inc.
 Class A (a)......................      33,750      1,339,537
Viacom, Inc. Class B..............      93,750      4,160,625
Walt Disney Co. (The).............     121,300      2,829,929
Westwood One, Inc. (a)............      34,950      1,195,640
                                                 ------------
                                                   22,483,089
                                                 ------------

MULTILINE RETAIL (2.5%)
Family Dollar Stores, Inc. .......      47,850      1,716,858
Kohl's Corp. (a)..................      34,450      1,548,183
Target Corp. .....................      22,850        877,440
                                                 ------------
                                                    4,142,481
                                                 ------------

PHARMACEUTICALS (11.1%)
Abbott Laboratories...............      38,250      1,782,450
Johnson & Johnson.................      99,700      5,150,502
Merck & Co., Inc. ................      38,550      1,781,010
Pfizer, Inc. .....................     201,150      7,106,630
Wyeth.............................      48,200      2,046,090
                                                 ------------
                                                   17,866,682
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                    -------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (17.3%)
Applied Materials, Inc. (a).......      92,450   $  2,075,502
ASML Holding N.V. ADR (a)(b)......      58,600      1,174,930
Fairchild Semiconductor
 International, Inc. (a)..........     121,200      3,026,364
Intel Corp. ......................     211,650      6,815,130
International Rectifier Corp.
 (a)..............................      14,800        731,268
Lam Research Corp. (a)............      95,800      3,094,340
LSI Logic Corp. (a)...............     275,200      2,441,024
Micrel, Inc. (a)..................      70,650      1,100,727
National Semiconductor Corp.
 (a)..............................      60,550      2,386,276
Taiwan Semiconductor Manufacturing
 Co. Ltd. ADR (a)(b)..............     274,470      2,810,581
Texas Instruments, Inc. ..........      77,100      2,265,198
                                                 ------------
                                                   27,921,340
                                                 ------------
SOFTWARE (7.1%)
BEA Systems, Inc. (a).............      63,150        776,745
Microsoft Corp. ..................     259,850      7,156,269
Oracle Corp. (a)..................     142,450      1,880,340
VERITAS Software Corp. (a)........      45,600      1,694,496
                                                 ------------
                                                   11,507,850
                                                 ------------


                                      SHARES        VALUE
                                    -------------------------
SPECIALITY RETAIL (1.5%)
Home Depot, Inc. (The)............      70,050   $  2,486,075
                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp........      29,466      2,234,996
                                                 ------------
Total Investments
 (Cost $144,878,115) (c)..........        99.1%   160,036,037(d)
Cash and Other Assets,
 Less Liabilities.................         0.9      1,500,609
                                    ----------   ------------
                                         100.0%  $161,536,646
                                    ==========   ============

------------
(a) Non-Income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost for federal income tax purposes is $149,679,925.
(d) At December 31, 2003 net unrealized appreciation was $10,356,112, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $12,663,386 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,307,274.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $144,878,115)........   $ 160,036,037
Cash....................................         818,368
Receivables:
  Investment securities sold............       2,470,076
  Dividends.............................         123,780
  Fund shares sold......................         109,784
                                           -------------
        Total assets....................     163,558,045
                                           -------------
LIABILITIES:
Payables:
  Investment securities purchased.......       1,853,249
  Adviser...............................          66,363
  Administrator.........................          26,545
  Fund shares redeemed..................          24,232
  Custodian.............................           6,137
  NYLIFE Distributors...................           1,312
Accrued expenses........................          43,561
                                           -------------
        Total liabilities...............       2,021,399
                                           -------------
Net assets..............................   $ 161,536,646
                                           =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class.........................   $     135,401
  Service Class.........................           6,556
Additional paid-in capital..............     262,974,683
Accumulated net realized loss on
  investments...........................    (116,737,916)
Net unrealized appreciation on
  investments...........................      15,157,922
                                           -------------
Net assets..............................   $ 161,536,646
                                           =============
Initial Class
  Net assets applicable to outstanding
    shares..............................   $ 154,081,857
                                           =============
  Shares of capital stock outstanding...      13,540,082
                                           =============
  Net asset value per share
    outstanding.........................   $       11.38
                                           =============
Service Class
  Net assets applicable to outstanding
    shares..............................   $   7,454,789
                                           =============
  Shares of capital stock outstanding...         655,623
                                           =============
  Net asset value per share
    outstanding.........................   $       11.37
                                           =============

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $ 1,325,139
  Interest................................        11,059
                                             -----------
        Total income......................     1,336,198
                                             -----------
Expenses:
  Advisory................................       669,824
  Administration..........................       267,930
  Shareholder communication...............        62,096
  Professional............................        53,899
  Custodian...............................        30,722
  Directors...............................         8,555
  Service.................................         3,940
  Miscellaneous...........................        24,040
                                             -----------
        Total expenses....................     1,121,006
  Fees paid indirectly (b)................        (5,577)
                                             -----------
        Net expenses......................     1,115,429
                                             -----------
Net investment income.....................       220,769
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments..........    10,629,970
Net change in unrealized depreciation on
  investments.............................    22,421,255
                                             -----------
Net realized and unrealized gain on
  investments.............................    33,051,225
                                             -----------
Net increase in net assets resulting from
  operations..............................   $33,271,994
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $7,983.
(b) New York Life Investment Management LLC has directed certain portfolio trades to brokers who paid a portion of the expenses of the Portfolio for the year ended December 31, 2003. The Portfolio's miscellaneous expenses were reduced by $5,577 under this agreement.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

EAGLE ASSET MANAGEMENT
GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                  2003           2002
                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income......................................  $    220,769   $    111,737
 Net realized gain (loss) on investments....................    10,629,970    (42,027,084)
 Net change in unrealized appreciation (depreciation) on
   investments..............................................    22,421,255     (9,777,425)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................    33,271,994    (51,692,772)
                                                              ------------   ------------
Dividends to shareholders:
 From net investment income:
   Initial Class............................................      (235,253)       (91,427)
   Service Class............................................        (6,121)            --
                                                              ------------   ------------
     Total dividends to shareholders........................      (241,374)       (91,427)
                                                              ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class............................................    18,755,875     18,751,844
   Service Class............................................     7,216,238             --
 Net asset value of shares issued to shareholders in
   reinvestment of dividends:
   Initial Class............................................       235,253         91,427
   Service Class............................................         6,121             --
                                                              ------------   ------------
                                                                26,213,487     18,843,271
 Cost of shares redeemed:
   Initial Class............................................   (17,048,711)   (27,977,940)
   Service Class............................................      (187,372)            --
                                                              ------------   ------------
 Increase (decrease) in net assets derived from capital
   share transactions.......................................     8,977,404     (9,134,669)
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    42,008,024    (60,918,868)
NET ASSETS:
Beginning of year...........................................   119,528,622    180,447,490
                                                              ------------   ------------
End of year.................................................  $161,536,646   $119,528,622
                                                              ============   ============
Accumulated undistributed net investment income at end of
 year.......................................................  $         --   $     20,310
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                INITIAL CLASS                                 SERVICE CLASS
                                       ----------------------------------------------------------------       -------------
                                                                                                                 JUNE 6,
                                                                                                                 2003(A)
                                                                                                                 THROUGH
                                                            YEAR ENDED DECEMBER 31                            DECEMBER 31,
                                         2003       2002           2001           2000           1999             2003
                                       ------------------------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $   8.90   $  12.41       $  14.87       $  18.55       $  11.78         $  10.18
                                       --------   --------       --------       --------       --------         --------
Net investment income (loss).........      0.02(b)     0.01         (0.01)(b)      (0.02)(b)      (0.01)(b)        (0.00)(b)(c)
Net realized and unrealized gain
 (loss) on investments...............      2.48      (3.51)         (2.45)         (1.69)          7.71             1.20
                                       --------   --------       --------       --------       --------         --------
Total from investment operations.....      2.50      (3.50)         (2.46)         (1.71)          7.70             1.20
                                       --------   --------       --------       --------       --------         --------
Less dividends and distributions:
 From net investment income..........     (0.02)     (0.01)            --             --          (0.00)(c)        (0.01)
 From net realized gain on
   investments.......................        --         --             --          (1.97)         (0.93)              --
                                       --------   --------       --------       --------       --------         --------
Total dividends and distributions....     (0.02)     (0.01)            --          (1.97)         (0.93)           (0.01)
                                       --------   --------       --------       --------       --------         --------
Net asset value at end of period.....  $  11.38   $   8.90       $  12.41       $  14.87       $  18.55         $  11.37
                                       ========   ========       ========       ========       ========         ========
Total investment return..............     28.05%    (28.21%)       (16.56%)        (9.97%)        65.50%           11.83%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss)........      0.17%      0.07%         (0.10%)        (0.19%)        (0.04%)          (0.08%)+(e)
 Net expenses........................      0.83%      0.81%          0.80%          0.80%          0.85%            1.08%+
 Expenses (before reimbursement).....      0.83%      0.81%          0.80%          0.80%          0.87%            1.08%+
Portfolio turnover rate..............       160%       168%           172%           363%           203%             160%
Net assets at end of period (in
 000's)..............................  $154,082   $119,529       $180,447       $218,190       $ 65,089         $  7,455

------------
(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2003

------------
+ Percentages indicated are based on Portfolio net assets.

COMMON STOCKS (96.7%)+
                                       SHARES        VALUE
                                     ---------------------
AEROSPACE & DEFENSE (1.7%)
Armor Holdings, Inc. (a)...........      10,900   $   286,779
Engineered Support Systems,
 Inc. .............................       8,150       448,739
                                                  -----------
                                                      735,518
                                                  -----------

AIR FREIGHT & LOGISTICS (0.7%)
EGL, Inc. (a)......................      16,900       296,764
                                                  -----------

AIRLINES (0.8%)
Skywest, Inc. .....................      19,300       349,716
                                                  -----------
AUTOMOBILES (0.2%)
Thor Industries, Inc. .............       1,500        84,330
                                                  -----------

BIOTECHNOLOGY (4.7%)
Affymetrix, Inc. (a)...............      13,700       337,157
Cell Therapeutics, Inc. (a)........      24,500       213,150
Corixa Corp. (a)...................      34,500       208,380
ILEX Oncology, Inc. (a)............      16,000       340,000
Ligand Pharmaceuticals, Inc. Class
 B (a).............................      18,400       270,296
QLT, Inc. (a)......................      16,600       312,910
Techne Corp. (a)...................       8,800       332,464
                                                  -----------
                                                    2,014,357
                                                  -----------

BUILDING PRODUCTS (0.4%)
Simpson Manufacturing Co., Inc.
 (a)...............................       3,300       167,838
                                                  -----------
CAPITAL MARKETS (1.3%)
Investment Technology Group, Inc.
 (a)...............................      19,700       318,155
National Financial Partners
 Corp. ............................       8,000       220,400
                                                  -----------
                                                      538,555
                                                  -----------
COMMERCIAL BANKS (2.9%)
Greater Bay Bancorp................       9,800       279,104
Nara Bancorp, Inc. ................       4,900       133,770
Silicon Valley Bancshares (a)......       6,800       245,276
Southwest Bancorp of Texas,
 Inc. .............................       5,700       221,445
Texas Regional Bancshares, Inc.
 Class A...........................       9,060       335,220
                                                  -----------
                                                    1,214,815
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (9.6%)
Administaff, Inc. (a)..............      17,700       307,626
Bennett Environmental, Inc. (a)....       9,700       200,402
Bright Horizons Family Solutions,
 Inc. (a)..........................       4,800       201,600
Charles River Associates, Inc.
 (a)...............................       6,000       191,940
Corporate Executive Board Co. (The)
 (a)...............................      12,200       569,374
CoStar Group, Inc. (a).............       4,900       204,232
Exult, Inc. (a)....................      39,500       281,240
G&K Services, Inc. Class A.........       4,500       165,375
Gevity HR, Inc. ...................       9,300       206,832
Healthcare Services Group, Inc. ...      10,700       206,403


                                       SHARES        VALUE
                                     ------------------------
COMMERCIAL SERVICES & SUPPLIES (Continued)
Heidrick & Struggles International,
 Inc. (a)..........................      10,700   $   233,260
ITT Educational Services, Inc.
 (a)...............................       6,900       324,093
Korn/Ferry International (a).......       9,400       125,396
Navigant Consulting, Inc. (a)......      14,100       265,926
Resources Connection, Inc. (a).....       9,000       245,790
Universal Technical Institute, Inc.
 (a)...............................       3,200        96,000
West Corp. (a).....................      10,700       248,561
                                                  -----------
                                                    4,074,050
                                                  -----------

COMMUNICATIONS EQUIPMENT (3.1%)
Avocent Corp. (a)..................       9,900       361,548
KVH Industries, Inc. (a)...........       7,600       208,772
Packeteer, Inc. (a)................      16,300       276,774
SeaChange International, Inc.
 (a)...............................      14,800       227,920
Sierra Wireless (a)................      16,500       253,770
                                                  -----------
                                                    1,328,784
                                                  -----------

COMPUTERS & PERIPHERALS (3.7%)
Advanced Digital Information Corp.
 (a)...............................      32,000       448,000
Applied Films Corp. (a)............       8,800       290,576
Avid Technology, Inc. (a)..........       4,300       206,400
Hutchinson Technology, Inc. (a)....       8,200       252,068
Lexar Media, Inc. (a)..............      22,500       392,175
                                                  -----------
                                                    1,589,219
                                                  -----------

CONSTRUCTION & ENGINEERING (0.7%)
Granite Construction, Inc. ........      13,100       307,719
                                                  -----------

ELECTRICAL EQUIPMENT (0.4%)
II-VI, Inc. (a)....................       6,800       175,440
                                                  -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.3%)
Digital Theater Systems, Inc.
 (a)...............................       8,100       199,989
FLIR Systems, Inc. (a).............       4,700       171,550
Taser International, Inc. (a)......         200        16,474
Trimble Navigation Ltd. (a)........       8,800       327,712
Varian, Inc. (a)...................       6,700       279,591
                                                  -----------
                                                      995,316
                                                  -----------

ENERGY EQUIPMENT & SERVICES (2.0%)
Cal Dive International, Inc. (a)...      12,800       308,608
CARBO Ceramics, Inc. ..............       4,300       220,375
Unit Corp. (a).....................      14,100       332,055
                                                  -----------
                                                      861,038
                                                  -----------

FOOD & STAPLES RETAILING (0.5%)
United Natural Foods, Inc. (a).....       5,700       204,687
                                                  -----------

HEALTH CARE EQUIPMENT & SUPPLIES (5.4%)
Bio-Rad Laboratories, Inc. Class A
 (a)...............................       5,900       340,253
Cooper Co., Inc. ..................       6,200       292,206

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

           COMMON STOCKS (CONTINUED)
                                              SHARES VALUE
                                     ------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (Continued)
Diagnostic Products Corp. .........       5,100   $   234,141
Integra LifeSciences Holdings
 (a)...............................       9,700       277,711
Matthews International Corp. Class
 A.................................       5,600       165,704
Molecular Devices Corp. (a)........      13,500       256,365
Wilson Greatbatch Technologies,
 Inc. (a)..........................       8,700       367,749
Wright Medical Group, Inc. (a).....      11,900       362,236
                                                  -----------
                                                    2,296,365
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (7.0%)
Advisory Board Co. (The) (a).......       7,100       247,861
AMERIGROUP Corp. (a)...............       9,100       388,115
Centene Corp. (a)..................       9,750       273,097
Molina Healthcare, Inc. (a)........       8,200       206,886
Odyssey Healthcare, Inc. (a).......       8,500       248,710
PAREXEL International Corp. (a)....      15,800       256,908
Pharmaceutical Product
 Development, Inc (a)..............       8,100       218,457
Priority Healthcare Corp. Class B
 (a)...............................      15,500       373,705
Renal Care Group, Inc. (a).........       7,600       313,120
SFBC International, Inc. (a).......       6,500       172,640
VistaCare, Inc. Class A (a)........       7,600       267,140
                                                  -----------
                                                    2,966,639
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (1.7%)
P.F. Chang's China Bistro,
 Inc. (a)..........................       8,100       412,128
Shuffle Master, Inc. (a)...........       8,900       308,118
                                                  -----------
                                                      720,246
                                                  -----------
INTERNET & CATALOG RETAIL (2.3%)
1-800-FLOWERS.COM, Inc.
 Class A (a).......................      13,500       149,310
FindWhat.com (a)...................       8,800       165,000
Netflix, Inc. (a)..................       8,800       481,272
Overstock.com, Inc. (a)............       8,800       174,768
                                                  -----------
                                                      970,350
                                                  -----------
INTERNET SOFTWARE & SERVICES (5.0%)
Digital Insight Corp. (a)..........      11,300       281,370
Digital River, Inc. (a)............      14,000       309,400
eCollege.com (a)...................       5,900       108,914
NIC, Inc. (a)......................      27,200       218,416
Retek, Inc. (a)....................      30,200       280,256
S1 International, Inc. (a).........      25,400       204,470
Sohu.com, Inc. (a).................      12,000       360,120
United Online, Inc. (a)............      21,930       368,205
                                                  -----------
                                                    2,131,151
                                                  -----------
IT SERVICES (2.5%)
Forrester Research, Inc. (a).......       9,420       168,335
ManTech International Corp.
 Class A (a).......................       6,900       172,155
MAXIMUS, Inc. (a)..................       7,100       277,823

                                              SHARES VALUE
                                     ------------------------
IT SERVICES (Continued)
SRA International, Inc.
 Class A (a).......................      10,800   $   465,480
                                                  -----------
                                                    1,083,793
                                                  -----------
MACHINERY (0.6%)
CLARCOR, Inc. .....................       6,000       264,600
                                                  -----------
METALS & MINING (0.3%)
Schnitzer Steel Industries, Inc.
 Class A...........................       2,500       151,250
                                                  -----------
MULTILINE RETAIL (0.6%)
Fred's, Inc. ......................       8,600       266,428
                                                  -----------
OIL & GAS (1.5%)
Evergreen Resources, Inc. (a)......      10,000       325,100
Patina Oil & Gas Corp. ............       6,493       318,092
                                                  -----------
                                                      643,192
                                                  -----------
PERSONAL PRODUCTS (0.4%)
NBTY, Inc. (a).....................       5,700       153,102
                                                  -----------
PHARMACEUTICALS (4.3%)
Bradley Pharmaceuticals, Inc.
 (a)...............................      11,800       300,074
K-V Pharmaceutical Co.
 Class A (a).......................      12,500       318,750
Kos Pharmaceuticals, Inc. (a)......       7,300       314,192
Medicines Co. (The) (a)............       7,700       226,842
Medicis Pharmaceutical Corp.
 Class A...........................       3,900       278,070
Noven Pharmaceuticals, Inc. (a)....      26,400       401,544
                                                  -----------
                                                    1,839,472
                                                  -----------
ROAD & RAIL (0.5%)
Werner Enterprises, Inc. ..........      11,500       224,135
                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.2%)
Cabot Microelectronics Corp. (a)...      13,240       648,760
Cree, Inc. (a).....................      18,600       329,034
Cymer, Inc. (a)....................       4,500       207,855
Integrated Circuit Systems, Inc.
 (a)...............................       9,000       256,410
MKS Instruments, Inc. (a)..........       8,300       240,700
Microsemi Corp. (a)................      14,700       361,326
Mykrolis Corp. (a).................      12,600       202,608
O2Micro International Ltd. (a).....      13,100       293,440
Power Integrations, Inc. (a).......       9,100       304,486
Silicon Laboratories, Inc. (a).....       5,700       246,354
Tessera Technologies, Inc. (a).....       4,300        80,883
Varian Semiconductor Equipment
 Associates, Inc. (a)..............       7,100       310,199
                                                  -----------
                                                    3,482,055
                                                  -----------
SOFTWARE (10.6%)
Altiris, Inc. (a)..................       6,700       244,416
Ascential Software Corp. (a).......       8,700       225,591

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2003

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ------------------------
SOFTWARE (Continued)
Embarcadero Technologies, Inc.
 (a)...............................      14,100   $   224,895
FactSet Research Systems, Inc. ....       5,900       225,439
Informatica Corp. (a)..............      30,700       316,210
Jack Henry & Associates, Inc. .....       9,700       199,626
Kronos, Inc. (a)...................      15,550       615,936
Macrovision Corp. (a)..............      17,600       397,584
Macromedia, Inc. (a)...............      14,000       249,760
Magma Design Automation, Inc. Class
 A (a).............................      12,100       282,414
Manhattan Associates, Inc. (a).....       9,200       254,288
Micro Strategy, Inc. Class A (a)...       5,000       262,400
Quest Software, Inc. (a)...........      20,900       296,780
Take-Two Interactive Software, Inc.
 (a)...............................      11,400       328,434
TIBCO Software, Inc. (a)...........      56,000       379,120
                                                  -----------
                                                    4,502,893
                                                  -----------
SPECIALTY RETAIL (7.4%)
Aeropostale, Inc. (a)..............       6,100       167,262
AnnTaylor Stores Corp. (a).........      11,400       444,600
Christopher & Banks Corp...........       6,700       130,851
Cost Plus, Inc. (a)................       7,525       308,525
Electronics Boutique Holdings Corp.
 (a)...............................       7,500       171,675
GameStop Corp. Class A (a).........      15,000       231,150
Group 1 Automotive, Inc. (a).......       7,800       282,282
Guess?, Inc. (a)...................      19,000       229,330
Hibbett Sporting Goods, Inc. (a)...       8,000       238,400
Linens 'n Things, Inc. (a).........      14,100       424,128
Steiner Leisure Ltd. (a)...........      10,900       155,870
Urban Outfitters, Inc. (a).........       9,600       355,680
                                                  -----------
                                                    3,139,753
                                                  -----------

TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Fossil, Inc. (a)...................      15,400       431,354
Kenneth Cole Productions, Inc.
 Class A...........................       6,500       191,100
Timberland Co. (The) Class A (a)...       4,900       255,143
                                                  -----------
                                                      877,597
                                                  -----------


                                       SHARES        VALUE
                                     ------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
@Road, Inc. (a)....................      14,700   $   195,510
Wireless Facilities, Inc. (a)......      22,800       338,808
                                                  -----------
                                                      534,318
                                                  -----------
Total Common Stocks
 (Cost $36,689,187)................                41,185,485
                                                  -----------

SHORT-TERM INVESTMENT (6.1%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
TIME DEPOSIT (6.1%)
Bank of New York Cayman
 0.56%, due 1/2/04.................  $2,600,000     2,600,000
                                                  -----------

Total Short-Term Investment
 (Cost $2,600,000).................                 2,600,000
                                                  -----------
Total Investments
 (Cost $39,289,187) (b)............       102.8%   43,785,485(c)
Liabilities in Excess of Cash and
 Other Assets......................        (2.8)   (1,198,389)
                                      ---------     ---------
Net Assets.........................       100.0%  $42,587,096
                                     ==========   ===========

------------
(a)  Non-income producing security.
(b) The cost for federal income tax purposes is $39,417,096.
(c) At December 31, 2003 net unrealized appreciation was $4,368,389, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,804,932 and aggregate gross unrealized depreciation for all investments in which there was an excess of cost over market value of $1,436,543.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003

ASSETS:
Investment in securities, at value
  (identified cost $39,289,187)...........   $43,785,485
Cash......................................        11,336
Receivables:
  Fund shares sold........................       145,653
  Investment securities sold..............        65,831
  Dividends and interest..................         6,059
                                             -----------
        Total assets......................    44,014,364
                                             -----------
LIABILITIES:
Payables:
  Investment securities purchased.........     1,367,129
  Adviser.................................        21,491
  Custodian...............................         8,624
  Administrator...........................         7,164
  Fund shares redeemed....................         3,285
  NYLIFE Distributors.....................           792
Accrued expenses..........................        18,783
                                             -----------
        Total liabilities.................     1,427,268
                                             -----------
Net assets................................   $42,587,096
                                             ===========
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per
  share) 200 million shares authorized
  Initial Class...........................   $    44,507
  Service Class...........................         5,189
Additional paid-in capital................    47,501,298
Accumulated net realized loss on
  investments.............................    (9,460,196)
Net unrealized appreciation on
  investments.............................     4,496,298
                                             -----------
Net assets................................   $42,587,096
                                             ===========
Initial Class
  Net assets applicable to outstanding
    shares................................   $38,146,220
                                             ===========
  Shares of capital stock outstanding.....     4,450,689
                                             ===========
  Net asset value per share outstanding...   $      8.57
                                             ===========
Service Class
  Net assets applicable to outstanding
    shares................................   $ 4,440,876
                                             ===========
  Shares of capital stock outstanding.....       518,882
                                             ===========
  Net asset value per share outstanding...   $      8.56
                                             ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
Income:
  Dividends (a)...........................   $    44,831
  Interest................................        11,301
                                             -----------
        Total income......................        56,132
                                             -----------
Expenses:
  Advisory................................       182,109
  Administration..........................        60,703
  Custodian...............................        46,739
  Professional............................        35,662
  Shareholder communication...............        12,591
  Portfolio pricing.......................         7,077
  Directors...............................         3,745
  Service.................................         2,408
  Amortization of organization expense....         1,394
  Miscellaneous...........................        11,442
                                             -----------
        Total expenses....................       363,870
                                             -----------
Net investment loss.......................      (307,738)
                                             -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investments..........      (290,004)
Net change in unrealized depreciation on
  investments.............................    10,267,407
                                             -----------
Net realized and unrealized gain on
  investments.............................     9,977,403
                                             -----------
Net increase in net assets resulting from
  operations..............................   $ 9,669,665
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $74.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

LORD ABBETT
DEVELOPING GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                                 2003           2002
                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (307,738)  $   (242,804)
  Net realized loss on investments..........................     (290,004)    (4,162,361)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   10,267,407     (4,702,967)
                                                              -----------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    9,669,665     (9,108,132)
                                                              -----------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Initial Class...........................................   12,625,133     10,479,950
    Service Class...........................................    4,366,776             --
  Cost of shares redeemed:
    Initial Class...........................................   (6,314,813)   (10,276,624)
    Service Class...........................................      (97,683)            --
                                                              -----------   ------------
  Increase in net assets derived from capital share
    transactions............................................   10,579,413        203,326
                                                              -----------   ------------
Net increase (decrease) in net assets.......................   20,249,078     (8,904,806)
NET ASSETS:
Beginning of year...........................................   22,338,018     31,242,824
                                                              -----------   ------------
End of year.................................................  $42,587,096   $ 22,338,018
                                                              ===========   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                            INITIAL CLASS                            SERVICE CLASS
                                       -------------------------------------------------------       -------------
                                                                                                        JUNE 5,
                                                                                                        2003(A)
                                                                                                        THROUGH
                                                       YEAR ENDED DECEMBER 31                        DECEMBER 31,
                                        2003      2002      2001          2000          1999             2003
                                       ---------------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $  6.19   $  8.71   $  9.40       $ 11.94       $  9.21          $ 7.20
                                       -------   -------   -------       -------       -------          ------
Net investment loss..................    (0.07)(b)   (0.07)(b)   (0.07)(b)   (0.07)(b)   (0.05)(b)       (0.06)(b)
Net realized and unrealized gain
  (loss) on investments..............     2.45     (2.45)    (0.62)        (2.19)         2.81            1.42
                                       -------   -------   -------       -------       -------          ------
Total from investment operations.....     2.38     (2.52)    (0.69)        (2.26)         2.76            1.36
                                       -------   -------   -------       -------       -------          ------
Less distributions:
  From net realized gain on
    investments......................       --        --        --         (0.28)        (0.03)             --
                                       -------   -------   -------       -------       -------          ------
Net asset value at end of period.....  $  8.57   $  6.19   $  8.71       $  9.40       $ 11.94          $ 8.56
                                       =======   =======   =======       =======       =======          ======
Total investment return..............    38.49%   (28.98%)   (7.34%)      (19.08%)       32.19%          18.83%(c)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment loss................    (1.01%)   (0.92%)   (0.83%)       (0.68%)       (0.54%)         (1.26%)+(d)
  Net expenses.......................     1.19%     1.10%     1.08%         1.07%         0.95%           1.44%+
  Expenses (before reimbursement)....     1.19%     1.10%     1.08%         1.07%         1.04%           1.44%+
Portfolio turnover rate..............      103%       62%       49%           51%           59%            103%
Net assets at end of period (in
  000's).............................  $38,146   $22,338   $31,243       $36,015       $32,100          $4,441

------------
(a)  Commencement of Operations.
(b) Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d) Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

COMMENCEMENT OF
  OPERATIONS                              PORTFOLIOS
---------------  ------------------------------------------------------------
July 2, 2001     Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap
                 Growth Portfolios
May 1, 1998      American Century Income & Growth, Dreyfus Large Company
                 Value, Eagle Asset Management Growth Equity and Lord Abbett
                 Developing Growth Portfolios
October 1, 1996  Convertible Portfolio
May 1, 1995      High Yield Corporate Bond, International Equity and Value
                 Portfolios
January 29,      Capital Appreciation, Cash Management, Government, Total
  1993           Return and Indexed Equity Portfolios
January 23,      Bond and Growth Equity Portfolios
  1984

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the distributor of its shares. Effective June 2, 2003, new shareholders of the Portfolios are permitted to invest only in the Service Class shares, however, existing Initial Class shareholders are permitted to continue investing in the Initial Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

COMMENCEMENT OF
  OPERATIONS                              PORTFOLIOS
---------------  ------------------------------------------------------------
June 13, 2003    American Century Income & Growth Portfolio
June 6, 2003     Eagle Asset Management Growth Equity Portfolio
June 5, 2003     Capital Appreciation, Convertible, Equity Income, Growth
                 Equity, Indexed Equity, International Equity, Mid Cap Core,
                 Mid Cap Growth, Small Cap Growth, Dreyfus Large Company
                 Value and Lord Abbett Developing Growth Portfolios
June 4, 2003     Bond, Government, High Yield Corporate Bond, Total Return
                 and Value Portfolios

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Capital Appreciation: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Equity Income: to realize maximum long-term total return from a combination of capital appreciation and income.

Government: to seek a high level of current income, consistent with safety of principal.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

Indexed Equity: to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Mid Cap Core:  to seek long-term growth of capital.

Mid Cap Growth:  to seek long-term growth of capital.

Small Cap Growth:  to seek long-term capital appreciation.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

American Century Income & Growth: to seek dividend growth, current income and capital appreciation.

Dreyfus Large Company Value:  capital appreciation.

Eagle Asset Management Growth Equity: to seek growth through long-term capital appreciation.

Lord Abbett Developing Growth: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

                                      (A)

SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Options and futures contracts valued at the last sale price on the market where such options or futures contracts are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Portfolio securities of Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. Should the Administrator or Adviser/Sub-Advisers conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/Sub-Adviser may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

                                      (B)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

                                      (C)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations.

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity and American Century Income & Growth Portfolios invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill their investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (F)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of Convertible, High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the end of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

                                                   MAINSTAY VP SERIES FUND, INC.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at valuation date exchange rates are reflected in unrealized foreign exchange gains or losses. (See Note 7)

                                      (G)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll could be inferior to what was initially sold to the counterparty.

                                      (H)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 7)

                                      (I)

PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 7)

                                      (J)

LOAN PARTICIPATIONS AND COMMITMENTS. The High Yield Corporate Bond Portfolio invests in loan commitments and loan participations. Loan commitments and loan participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants").

                                      (K)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

                                      (L)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                      (M)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of American Century Income & Growth, Dreyfus Large Company Value and Lord Abbett Developing Growth Portfolios of the Fund were amortized over a period of 60 months beginning with the commencement of operations of the respective Portfolios on May 1, 1998. Organization costs for American Century Income & Growth, Dreyfus Large Company Value and Lord Abbett Developing Growth Portfolios, paid by NYLIAC, aggregated approximately $64,500.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (N)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

                                      (O)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Transactions:
--------------------------------------------------------------------------------

                                      (A)

Investment Advisory, Sub-Advisory and Administration Fees. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Bond, Growth Equity, Indexed Equity and Mid Cap Core Portfolios are advised by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Capital Appreciation, Cash Management, Convertible, Equity Income, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Small Cap Growth, Total Return and Value Portfolios, under a Sub-Advisory Agreement with NYLIM. Pursuant to a Sub-Advisory Agreement with NYLIM, American Century Investment Management, Inc. serves as sub-adviser to the American Century Income & Growth Portfolio; The Dreyfus Corporation serves as sub-adviser to the Dreyfus Large Company Value Portfolio; Eagle Asset Management, Inc. serves as sub-adviser to the Eagle Asset Management Growth Equity Portfolio; and Lord, Abbett & Co. serves as sub-adviser to the Lord Abbett Developing Growth Portfolio.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keep most of the financial and accounting records required to be maintained by the Portfolios.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Capital Appreciation Portfolio..............................    0.36%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Convertible Portfolio.......................................    0.36%        0.20%
Equity Income Portfolio.....................................    0.70%*       0.00%
Government Portfolio........................................    0.30%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%
High Yield Corporate Bond Portfolio.........................    0.30%        0.20%
Indexed Equity Portfolio....................................    0.10%        0.20%
International Equity Portfolio..............................    0.60%        0.20%
Mid Cap Core Portfolio......................................    0.85%*       0.00%
Mid Cap Growth Portfolio....................................    0.75%*       0.00%
Small Cap Growth Portfolio..................................    1.00%*       0.00%
Total Return Portfolio......................................    0.32%        0.20%
Value Portfolio.............................................    0.36%        0.20%
American Century Income & Growth Portfolio..................    0.50%        0.20%
Dreyfus Large Company Value Portfolio.......................    0.60%        0.20%
Eagle Asset Management Growth Equity Portfolio..............    0.50%        0.20%
Lord Abbett Developing Growth Portfolio.....................    0.60%        0.20%

----------
* This fee reflects Management fees, which includes both Advisory fees and Administrative fees.

Pursuant to the terms of the Sub-Advisory Agreements between NYLIM and the sub-advisers, NYLIM pays the sub-advisers a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Capital Appreciation Portfolio..............................       0.36%
Cash Management Portfolio...................................       0.25%
Convertible Portfolio.......................................       0.36%
Equity Income Portfolio.....................................       0.35%
Government Portfolio........................................       0.30%
High Yield Corporate Bond Portfolio.........................       0.30%
International Equity Portfolio..............................       0.60%
Mid Cap Growth Portfolio....................................       0.38%
Small Cap Growth Portfolio..................................       0.50%
Total Return Portfolio......................................       0.32%
Value Portfolio.............................................       0.36%
American Century Income & Growth Portfolio..................       0.40%*
Dreyfus Large Company Value Portfolio.......................       0.45%**
Eagle Asset Management Growth Equity Portfolio..............       0.40%***
Lord Abbett Developing Growth Portfolio.....................       0.50%

----------
  * On assets up to $100 million; 0.35% on assets from $100 million to $200 million; 0.30% on assets over $200 million.

 ** On assets up to $250 million; 0.40% on assets over $250 million.

*** On assets up to $200 million; 0.30% on assets over $200 million.

NYLIM has voluntarily agreed to assume the operating expenses of Equity Income, Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios, which on an annualized basis exceed the percentages of average daily net assets indicated below. Also listed below are the amounts NYLIM reimbursed the Portfolios for the year ended December 31, 2003. It was not necessary for NYLIM to reimburse Equity Income Portfolio and Mid Cap Growth for expenses for the year ended December 31, 2003. This agreement may be terminated by NYLIM at any time.

Equity Income Portfolio.....................................    0.89%     $     --
Mid Cap Core Portfolio......................................    0.98%       82,921
Mid Cap Growth Portfolio....................................    0.97%           --
Small Cap Growth Portfolio..................................    0.95%      153,602

Included in the Statement of Operations for the year ended December 31, 2003 is an amount of approximately $3,437 that was reimbursed by the Sub-Adviser for a loss on a security acquired in violation of investment restrictions.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

                                      (C)

DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (D)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. Beginning January 1, 2003, the Audit Committee Chairman is receiving an additional annual retainer of $12,000. The Fund allocates directors fees in proportion to the net assets of the respective Portfolios.

                                      (E)

CAPITAL. At December 31, 2003, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Equity Income Portfolio.....................................   $10,622,408          6.7%
Mid Cap Core Portfolio......................................     9,479,152         11.4
Mid Cap Growth Portfolio....................................     9,221,352          9.2
Small Cap Growth Portfolio..................................     9,698,285          9.2
Lord Abbett Developing Growth Portfolio.....................     6,428,835         15.1

                                      (F)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios. For the year ended December 31, 2003 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................   $16,614
Capital Appreciation Portfolio..............................    28,478
Cash Management Portfolio...................................    13,909
Convertible Portfolio.......................................     8,023
Equity Income Portfolio.....................................     3,607
Government Portfolio........................................    14,305
Growth Equity Portfolio.....................................    24,302
High Yield Corporate Bond Portfolio.........................    30,442
Indexed Equity Portfolio....................................    34,179
International Equity Portfolio..............................     2,445
Mid Cap Core Portfolio......................................     1,384
Mid Cap Growth Portfolio....................................     1,754
Small Cap Growth Portfolio..................................     2,018
Total Return Portfolio......................................    16,467
Value Portfolio.............................................    11,410
American Century Income & Growth Portfolio..................     1,928
Dreyfus Large Company Value Portfolio.......................     1,697
Eagle Asset Management Growth Equity Portfolio..............     4,268
Lord Abbett Developing Growth Portfolio.....................     1,017

NOTE 4--Restricted Securities:
--------------------------------------------------------------------------------

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at December 31, 2003:

                                                                          PRINCIPAL                                     PERCENT
                                                         DATE(S) OF        AMOUNT/                        12/31/03         OF
                      SECURITY                           ACQUISITION        SHARES        COST              VALUE      NET ASSETS
                      --------                        -----------------   ----------   -----------       -----------   ----------
Calpine Gilroy, L.P.
 10.00%, due 9/30/14................................      11/26/03        $5,408,558   $ 5,423,025       $ 5,408,558      0.5%
Cherokee International LLC
 Convertible Bond
 12.00%, due 11/1/08................................      10/14/99           770,000       723,635           308,000      0.0(a)
Colorado Prime Corp.
 Common Stock.......................................   5/6/97-11/10/99        64,130           641               641      0.0(a)
 Preferred Stock....................................   5/6/97-11/10/99         1,509     5,504,719           393,836      0.0(a)
Conseco, Inc.
 Bank debt, Term Loan A
 7.25%, due 9/10/10.................................      10/22/03         2,692,308     2,654,538         2,692,308      0.2
 Bank debt, Term Loan B
 9.50%, due 9/10/10.................................      10/22/03           807,692       793,994           811,394      0.1
Fountain View, Inc.
 Common Stock.......................................       9/4/03              1,690            17                17      0.0(a)
Globix Corp.
 Common Stock.......................................      10/15/02           236,469        59,922           709,407      0.1
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08...............................       1/30/01         3,225,213     1,257,884               323      0.0(a)
 Bank debt, Term Loan B
 6.625%, due 6/30/08................................       1/30/01         2,304,787       905,264               230      0.0(a)
Micron Technology, Inc.
 6.50%, due 9/30/05.................................   3/3/03-6/30/03      7,000,000     6,482,239         6,965,000      0.6
Mirant Corp.
 Bank debt, Revolver
 4.75%, due 7/15/04.................................       4/21/03         1,480,000     1,276,199           854,700      0.1
 5.00%, due 7/15/05.................................      12/19/03           657,323             0(b)        511,068      0.0(a)
Morris Material Handling, Inc.
 Common Stock.......................................  3/11/99-10/30/01         9,371         4,919            49,666      0.0(a)
Neenah Foundry Co.
 Common Stock.......................................      10/21/03           739,786       184,947           369,893      0.0(a)
 Warrants...........................................       10/8/03           744,004       172,569           364,562      0.0(a)
NEON Communications, Inc.
 Common Stock.......................................       9/11/03           367,044       325,138           458,805      0.0(a)
 Convertible Preferred Stock
 12.00%.............................................       12/3/03            39,998       445,581           449,978      0.0(a)
 Warrants...........................................       9/11/03           367,044       325,138             3,670      0.0(a)
 Warrants, Class A..................................       12/3/02           200,064         2,001           250,080      0.0(a)
 Warrants, Redeemable Preferred.....................       12/3/02           240,062         2,401             2,401      0.0(a)
NRG Energy, Inc.
 Credit Linked Deposit
 1.07%, due 6/23/10.................................      12/30/03           625,000       621,876           637,500      0.1
 Bank debt, Term Loan B
 5.50%, due 6/23/10.................................      12/30/03         2,375,000     2,363,034         2,422,500      0.2
Owens Coming, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04..................................  9/26/01-10/15/02     4,051,541     2,692,809         2,876,594      0.2
Pacific & Atlantic (Holdings), Inc.
 Convertible Preferred Stock
 7.50%, Class A.....................................  5/21/98-10/30/03         7,115            71                71      0.0(a)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.375%, due 12/30/06...............................   4/12/02-6/27/03     9,875,000     9,897,746         9,924,375      0.9
Qwest Corp.
 Bank debt, Term Loan
 6.95%, due 6/30/10.................................       6/12/03         4,250,000     4,157,175         4,354,125      0.4
Qwest Services Corp.
 Bank debt, Revolver
 4.62%, due 5/3/05..................................       1/24/03            55,898        49,937            55,647      0.0(a)
                                                                                       -----------       -----------      ---
                                                                                       $46,327,419       $40,875,349      3.4%
                                                                                       ===========       ===========      ===

------------
(a) Less than one tenth of a percent.
(b) Less than one dollar.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 5--Federal Income Tax:
--------------------------------------------------------------------------------

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net realized gain (loss) on foreign currency transactions and paid-in capital arising from permanent differences; net assets at December 31, 2003, are not affected.

                                                                                ACCUMULATED
                                                                               UNDISTRIBUTED
                                                               ACCUMULATED     NET REALIZED
                                              ACCUMULATED     UNDISTRIBUTED     GAIN (LOSS)
                                             UNDISTRIBUTED     NET REALIZED     ON FOREIGN
                                             NET INVESTMENT   GAIN (LOSS) ON     CURRENCY        ADDITIONAL
                                             INCOME (LOSS)     INVESTMENTS     TRANSACTIONS    PAID-IN CAPITAL
                                             --------------   --------------   -------------   ---------------
Bond Portfolio.............................    $1,223,036      $(1,197,301)      $       0        $ (25,735)
Capital Appreciation Portfolio.............         6,199                0               0           (6,199)
Convertible Portfolio......................        21,782          (20,943)              0             (839)
Eagle Asset Management Growth Equity
  Portfolio................................           295                0               0             (295)
Equity Income Portfolio....................         2,882          126,217               0         (129,099)
Government Portfolio.......................     2,635,540       (2,635,540)              0                0
Growth Equity Portfolio....................           279          329,403               0         (329,682)
High Yield Corporate Bond Portfolio........       393,439         (393,439)              0                0
Indexed Equity Portfolio...................        (8,325)         123,265               0         (114,940)
International Equity Portfolio.............       623,269                0        (623,269)               0
Mid Cap Core Portfolio.....................         2,883           27,355               0          (30,238)
Mid Cap Growth Portfolio...................       287,590                0               0         (287,590)
Small Cap Growth Portfolio.................       430,501                0               0         (430,501)
Total Return Portfolio.....................       235,484         (235,484)              0                0
American Century Income & Growth
  Portfolio................................           552            4,958               0           (5,510)
Dreyfus Large Company Value Portfolio......         2,274                0               0           (2,274)
Lord Abbett Developing Growth Portfolio....       307,738                0               0         (307,738)

The reclassifications for the Portfolios are primarily due to foreign currency gain (loss), reclassification of distributions, paydown gain (loss), real estate investment trusts gain (loss), non deductible expenses (organization costs), premium amortization adjustments and net operating losses.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2003 and December 31, 2002 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolio for which the tax components of the distributions are shown below.

                                                      2003                                      2002
                                     ---------------------------------------   ---------------------------------------
                                         TAX-BASED            TAX-BASED            TAX-BASED            TAX-BASED
                                     DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                      ORDINARY INCOME      LONG-TERM GAINS      ORDINARY INCOME      LONG-TERM GAINS
                                     ------------------   ------------------   ------------------   ------------------
Bond Portfolio                          $23,137,251           $9,893,531           $      N/A              $N/A
Cash Management Portfolio..........       3,042,267                    0            6,528,433                 0

As of December 31, 2003, the components of accumulated gain (loss) on a tax basis were as follows:

                                                                ACCUMULATED      UNREALIZED         TOTAL
                                                   ORDINARY     CAPITAL AND     APPRECIATION     ACCUMULATED
                                                    INCOME     OTHER LOSSES    (DEPRECIATION)    GAIN (LOSS)
                                                  ----------   -------------   --------------   -------------
Bond Portfolio..................................  $        0   $           0    $  8,624,777    $   8,624,777
Capital Appreciation Portfolio..................         639    (236,744,354)    110,970,373     (125,773,342)
Cash Management Portfolio.......................       4,788               0               0            4,788
Convertible Portfolio...........................     307,161     (34,844,161)     25,295,617       (9,241,383)
Equity Income Portfolio.........................           0      (2,503,256)     19,356,629       16,853,373
Government Portfolio............................          87      (2,193,943)      2,407,400          213,544
Growth Equity Portfolio.........................           0    (171,991,835)    135,459,186      (36,532,649)
High Yield Corporate Bond Portfolio.............   1,006,584    (150,554,735)     56,760,648      (92,787,503)
Indexed Equity Portfolio........................           0     (81,228,074)     90,181,880        8,953,806
International Equity Portfolio..................     222,036      (6,753,828)     18,000,293       11,468,501
Mid Cap Core Portfolio..........................           0         652,972       8,033,316        8,686,288
Mid Cap Growth Portfolio........................           0      (7,981,117)     18,919,241       10,938,124
Small Cap Growth Portfolio......................           0      (7,397,176)     20,794,719       13,397,543
Total Return Portfolio..........................     182,693     (34,258,640)     47,763,272       13,687,325
Value Portfolio.................................         622     (54,927,296)     52,745,678       (2,180,996)
American Century Income & Growth Portfolio......           0     (11,280,802)      5,648,827       (5,631,975)
Dreyfus Large Company Value Portfolio...........           0      (9,136,618)      7,698,124       (1,438,494)
Eagle Asset Management Growth Equity
  Portfolio.....................................           0    (111,936,106)     10,356,112     (101,579,994)
Lord Abbett Developing Growth Portfolio.........           0      (9,332,287)      4,368,389       (4,963,898)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization, real estate investment trusts basis adjustments and mark-to-market of futures contracts.

At December 31, 2003, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2003 as if they arose on January 1, 2004.

                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
Capital Appreciation Portfolio..............................        2009             $117,230
                                                                    2010               97,959
                                                                    2011               21,298
                                                                                     --------
                                                                                     $236,487           $  257
                                                                                     ========           ======
Convertible Portfolio.......................................        2009             $ 19,211
                                                                    2010               15,633
                                                                                     --------
                                                                                     $ 34,844           $    0
                                                                                     ========           ======
Equity Income Portfolio.....................................        2010             $  2,503           $    0
                                                                                     ========           ======
Government Portfolio........................................        2007             $    323
                                                                    2008                1,870
                                                                                     --------
                                                                                     $  2,193           $    1
                                                                                     ========           ======
Growth Equity Portfolio.....................................        2009             $ 17,081
                                                                    2010              154,911
                                                                                     --------
                                                                                     $171,992           $    0
                                                                                     ========           ======

                                                   MAINSTAY VP SERIES FUND, INC.

                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
High Yield Corporate Bond Portfolio.........................        2008             $ 14,184
                                                                    2009               41,315
                                                                    2010               24,586
                                                                    2011               61,979
                                                                                     --------
                                                                                     $142,064           $8,491
                                                                                     ========           ======
Indexed Equity Portfolio....................................        2010             $ 66,906
                                                                    2011               14,322
                                                                                     --------
                                                                                     $ 81,228           $    0
                                                                                     ========           ======
International Equity Portfolio..............................        2009             $  4,697
                                                                    2010                2,057
                                                                                     --------
                                                                                     $  6,754           $    0
                                                                                     ========           ======
Mid Cap Growth Portfolio....................................        2009             $    852
                                                                    2010                4,269
                                                                    2011                2,860
                                                                                     --------
                                                                                     $  7,981           $    0
                                                                                     ========           ======
Small Cap Growth Portfolio..................................        2009             $  1,067
                                                                    2010                5,777
                                                                    2011                  553
                                                                                     --------
                                                                                     $  7,397           $    0
                                                                                     ========           ======
Total Return Portfolio......................................        2009             $  9,421
                                                                    2010               24,838
                                                                                     --------
                                                                                     $ 34,259           $    0
                                                                                     ========           ======
Value Portfolio.............................................        2010             $ 46,441
                                                                    2011                8,486
                                                                                     --------
                                                                                     $ 54,927           $    0
                                                                                     ========           ======
American Century Income & Growth Portfolio..................        2008             $    168
                                                                    2009                3,852
                                                                    2010                3,886
                                                                    2011                3,150
                                                                                     --------
                                                                                     $ 11,056           $  225
                                                                                     ========           ======
Dreyfus Large Company Value Portfolio.......................        2010                8,082
                                                                    2011                1,055
                                                                                     --------
                                                                                     $  9,137           $    0
                                                                                     ========           ======
Eagle Asset Management Growth Equity Portfolio..............        2009             $ 74,767
                                                                    2010               37,086
                                                                                     --------
                                                                                     $111,853           $   83
                                                                                     ========           ======
Lord Abbett Developing Growth Portfolio.....................        2008             $  3,407
                                                                    2009                1,418
                                                                    2010                3,082
                                                                    2011                1,425
                                                                                     --------
                                                                                     $  9,332           $    0
                                                                                     ========           ======

The Convertible, Equity Income, Government, Growth Equity, International Equity, Mid Cap Core, Total Return and Eagle Asset Management Growth Equity Portfolios utilized $607,544, $2,699,637, $1,291,025, $19,494,791, $3,967,863, $2,766,801,
$868,237 and $1,331,598 respectively, of capital loss carryforwards during the year ended December 31, 2003.

NOTE 6--Commitments and Contingencies:
--------------------------------------------------------------------------------

As of December 31, 2003, High Yield Corporate Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
                          --------                            ----------
Mirant Corp., due 7/15/05...................................  $2,500,000
Owens Corning, Inc., due 12/31/04...........................     266,651
University City, Inc., due 6/30/07..........................   5,000,000
                                                              ----------
                                                              $7,766,651
                                                              ==========

These commitments are available until the maturity date of the respective security.

NOTE 7--Portfolio Securities Loaned, Foreign Currency and Written Options:
--------------------------------------------------------------------------------

As of December 31, 2003, the following Portfolios had securities on loan and received collateral as follows:

                                                           MARKET VALUE OF        CASH        NON-CASH
PORTFOLIO                                                 SECURITIES ON LOAN   COLLATERAL    COLLATERAL
---------                                                 ------------------   -----------   -----------
Capital Appreciation....................................     $15,389,820       $16,191,796   $        --
Convertible.............................................      18,181,610        18,663,660            --
Government..............................................     107,322,263       109,750,567     3,170,709
High Yield..............................................      65,633,824        68,246,341       389,224
International Equity....................................       6,589,479         6,850,722            --
Total Return............................................      12,687,240        13,070,703       258,449

The cash collateral received for securities on loan was used to purchase highly liquid short term investments in accordance with the lending procedures of the Portfolios. Non-cash collateral consists of U.S. Treasury Securities.

As of December 31, 2003, the following Portfolio had Foreign Currency:

INTERNATIONAL EQUITY PORTFOLIO

               CURRENCY                           COST              VALUE
--------------------------------------         ----------         ----------
Euro                   E       364,760         $  441,853         $  460,090
Swiss Francs           SF      340,781            266,659            275,546
Pound Sterling         L       154,965            270,326            277,411
Yen                    Y    88,741,511            822,844            828,044
                                               ----------         ----------
                                               $1,801,682         $1,841,091
                                               ==========         ==========

As of December 31, 2003, the following Portfolios had transactions in Written
Options:

CONVERTIBLE PORTFOLIO

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2002....................        0     $       0
Options--written............................................     (143)      (31,030)
Options--exercised..........................................      143        31,030
                                                               ------     ---------
Options outstanding at December 31, 2003....................        0     $       0
                                                               ======     =========

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2002....................    (1,821)   $  (213,051)
Options--written............................................    (5,566)      (937,880)
Options--closed.............................................     6,135        984,183
Options--exercised..........................................       319         69,221
Options--expired............................................       295         35,325
                                                               -------    -----------
Options outstanding at December 31, 2003....................      (638)   $   (62,202)
                                                               =======    ===========

NOTE 8--Line of Credit:
--------------------------------------------------------------------------------

The Portfolios, except Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2003.

NOTE 9--Other Matters
--------------------------------------------------------------------------------

New York Life Investment Management LLC (NYLIM) and mutual funds that NYLIM advises, including The MainStay VP Series Funds, Inc. have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading and other matters. We are cooperating fully in responding to these requests. We have no reason to believe that NYLIM or any of the mutual funds NYLIM advises has been targeted as the subject of any governmental or regulatory enforcement action.

NOTE 10--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 2003, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                         BOND            CAPITAL APPRECIATION         CONVERTIBLE           EQUITY INCOME
                                       PORTFOLIO               PORTFOLIO               PORTFOLIO              PORTFOLIO
                                 PURCHASES     SALES     PURCHASES     SALES     PURCHASES     SALES     PURCHASES    SALES
                                 ---------------------------------------------------------------------------------------------------
U.S. Government securities.....  $566,626    $437,040    $     --    $     --    $     --    $     --     $    --    $    --
All others.....................   248,234     282,393     228,853     244,399     237,175     179,265      69,977     34,077
                                 --------------------------------------------------------------------------------------------
Total..........................  $814,860    $719,433    $228,853    $244,399    $237,175    $179,265     $69,977    $34,077
                                 ============================================================================================


                                     MID CAP CORE          MID CAP GROWTH        SMALL CAP GROWTH         TOTAL RETURN
                                      PORTFOLIO              PORTFOLIO              PORTFOLIO               PORTFOLIO
                                 PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES     SALES
                                 ---------------------------------------------------------------------------------------------------
U.S. Government securities.....  $     --    $    --     $    --    $    --     $    --    $    --    $192,716    $157,262
All others.....................   105,828     82,879      76,999     18,702      81,676     36,492     201,572     194,082
                                 ------------------------------------------------------------------------------------------
Total..........................  $105,828    $82,879     $76,999    $18,702     $81,676    $36,492    $394,288    $351,344
                                 ==========================================================================================

--------------------------------------------------------------------------------
NOTE 11--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the years ended December 31, 2003 and the year ended December 31, 2002 were as follows:

                                                    BOND PORTFOLIO
                                 -----------------------------------------------------
                                 INITIAL CLASS       SERVICE CLASS       INITIAL CLASS
                                 -------------       -------------       -------------

                                                     JUNE 4, 2003*
                                  YEAR ENDED            THROUGH           YEAR ENDED
                                 DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                     2003                2003                2002
                                 ---------------------------------------------------------------------------------------------------
Shares sold....................      5,540               1,407               9,154
Shares issued in reinvestment
  of dividends and
  distributions................      2,374                  92               1,519
                                 -----------------------------------------------------
                                     7,914               1,499              10,673
Shares redeemed................     (6,831)                (36)             (4,033)
                                 -----------------------------------------------------
Net increase (decrease)........      1,083               1,463               6,640
                                 =====================================================

                                             CAPITAL APPRECIATION PORTFOLIO
                                 ------------------------------------------------------
                                 INITIAL CLASS        SERVICE CLASS       INITIAL CLASS
                                 -------------        -------------       -------------
                                                      DECEMBER 31,
                                                          2003*
                                  YEAR ENDED             THROUGH           YEAR ENDED
                                 DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                     2003                 2003                2002
                                 ---------------------------------------------------------------------------------------------------
Shares sold....................      2,349                  757                9,113
Shares issued in reinvestment
  of dividends and
  distributions................         98                    1                   61
                                 ------------------------------------------------------
                                     2,447                  758                9,174
Shares redeemed................     (5,159)                  (5)             (14,527)
                                 ------------------------------------------------------
Net increase (decrease)........     (2,712)                 753               (5,353)
                                 ======================================================

                                            EQUITY INCOME PORTFOLIO                             GOVERNMENT PORTFOLIO
                                 ----------------------------------------------     ---------------------------------------------
                                 INITIAL CLASS   SERVICE CLASS    INITIAL CLASS     INITIAL CLASS   SERVICE CLASS   INITIAL CLASS
                                 -------------   --------------   -------------     -------------   -------------   -------------
                                                 JUNE 5, 2003*                                      JUNE 4, 2003*
                                  YEAR ENDED        THROUGH        YEAR ENDED        YEAR ENDED        THROUGH       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     2003             2003            2002              2003            2003            2002
                                 ---------------------------------------------------------------------------------------------------
Shares sold....................      4,051           1,635            7,855              9,239          1,264          19,804
Shares issued in reinvestment
  of dividends and
  distributions................        113              13              103              1,575             57           1,082
                                 ------------------------------------------------------------------------------------------------
                                     4,164           1,648            7,958             10,814          1,321          20,886
Shares redeemed................       (975)            (14)            (852)           (16,499)           (60)         (3,298)
                                 ------------------------------------------------------------------------------------------------
Net increase (decrease)........      3,189           1,634            7,106             (5,685)         1,261          17,588
                                 ================================================================================================

------------

 *   Commencement of Operations.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

                                                       HIGH YIELD                                  INTERNATIONAL
         GOVERNMENT           GROWTH EQUITY          CORPORATE BOND         INDEXED EQUITY             EQUITY
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
--------------------------------------------------------------------------------------------------------------------
    $515,458    $428,817   $     --    $     --   $     --    $  3,018    $    --    $    --     $    --    $    --
      46,837      32,450    531,915     537,067    547,881     351,908     72,232     36,020      94,178     77,261
--------------------------------------------------------------------------------------------------------------------
    $562,295    $461,267   $531,915    $537,067   $547,881    $354,926    $72,232    $36,020     $94,178    $77,261
====================================================================================================================

                                                                             EAGLE ASSET
                             AMERICAN CENTURY           DREYFUS               MANAGEMENT            LORD ABBETT
           VALUE             INCOME & GROWTH      LARGE COMPANY VALUE       GROWTH EQUITY        DEVELOPING GROWTH
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
--------------------------------------------------------------------------------------------------------------------
    $     --    $     --    $    --    $     --    $    --    $     --   $     --    $     --    $    --    $    --
     224,472     208,828     48,192      47,424     41,832      37,247    215,831     211,291     40,078     29,943
--------------------------------------------------------------------------------------------------------------------
    $224,472    $208,828    $48,192    $ 47,424    $41,832    $ 37,247   $215,831    $211,291    $40,078    $29,943
====================================================================================================================

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              CONVERTIBLE PORTFOLIO
                                  ---------------------------------------------
     CASH MANAGEMENT PORTFOLIO    INITIAL CLASS   SERVICE CLASS   INITIAL CLASS
    ---------------------------   -------------   -------------   -------------
                                                  JUNE 5, 2003*
     YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH       YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003           2002           2003            2003            2002
-------------------------------------------------------------------------------
        939,341      1,790,743        5,694           2,182            4,596
          3,042          6,528          562              42              649
-------------------------------------------------------------------------------
        942,383      1,797,271        6,256           2,224            5,245
     (1,100,735)    (1,760,121)      (1,857)            (34)          (2,691)
-------------------------------------------------------------------------------
       (158,352)        37,150        4,399           2,190            2,554
===============================================================================

               GROWTH EQUITY PORTFOLIO                    HIGH YIELD CORPORATE BOND PORTFOLIO
    ----------------------------------------------   ---------------------------------------------
    INITIAL CLASS   SERVICE CLASS    INITIAL CLASS   INITIAL CLASS   SERVICE CLASS   INITIAL CLASS
    -------------   --------------   -------------   -------------   -------------   -------------
                                                                     JUNE 4, 2003*
     YEAR ENDED     JUNE 5, 2003*     YEAR ENDED      YEAR ENDED        THROUGH       YEAR ENDED
    DECEMBER 31,       THROUGH       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003        JUNE 30, 2003        2002            2003            2003            2002
--------------------------------------------------------------------------------------------------
        1,834             545            3,187           28,223          8,108           16,554
          433               5              524            7,865            536            9,855
--------------------------------------------------------------------------------------------------
        2,267             550            3,711           36,088          8,644           26,409
       (5,018)             (8)          (7,884)         (11,843)          (173)         (16,827)
--------------------------------------------------------------------------------------------------
       (2,751)            542           (4,173)          24,245          8,471            9,582
==================================================================================================

--------------------------------------------------------------------------------

                                          INDEXED EQUITY PORTFOLIO                  INTERNATIONAL EQUITY PORTFOLIO
                                 ------------------------------------------   ------------------------------------------
                                   INITIAL        SERVICE        INITIAL        INITIAL        SERVICE        INITIAL
                                    CLASS          CLASS          CLASS          CLASS          CLASS          CLASS
                                 ------------   ------------   ------------   ------------   ------------   ------------
                                                  JUNE 5,                                      JUNE 5,
                                                   2003*                                        2003*
                                  YEAR ENDED      THROUGH       YEAR ENDED     YEAR ENDED      THROUGH       YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2003           2003           2002           2003           2003           2002
                                 ---------------------------------------------------------------------------------------
Shares sold....................      4,377         1,752          11,762         21,236           748          20,582
Shares issued in reinvestment
  of dividends and
  distributions................        656            19             969            125            11              93
                                 ---------------------------------------------------------------------------------------
                                     5,033         1,771          12,731         21,361           759          20,675
Shares redeemed................     (4,970)           (9)        (14,820)       (19,981)           (4)        (19,678)
                                 ---------------------------------------------------------------------------------------
Net increase (decrease)........         63         1,762          (2,089)         1,380           755             997
                                 =======================================================================================

                                         SMALL CAP GROWTH PORTFOLIO                     TOTAL RETURN PORTFOLIO
                                 ------------------------------------------   ------------------------------------------
                                   INITIAL        SERVICE        INITIAL        INITIAL        SERVICE        INITIAL
                                    CLASS          CLASS          CLASS          CLASS          CLASS          CLASS
                                 ------------   ------------   ------------   ------------   ------------   ------------
                                                  JUNE 5,                                      JUNE 4,
                                                   2003*                                        2003*
                                  YEAR ENDED      THROUGH       YEAR ENDED     YEAR ENDED      THROUGH       YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                     2003           2003           2002           2003           2003           2002
                                 ---------------------------------------------------------------------------------------
Shares sold....................      5,047         1,563           3,403          1,696           765           1,720
Shares issued in reinvestment
  of dividends and
  distributions................         --            --              --            611            12             996
                                 ---------------------------------------------------------------------------------------
                                     5,047         1,563           3,403          2,307           777           2,716
Shares redeemed................       (890)         (115)           (652)        (4,064)          (16)         (6,614)
                                 ---------------------------------------------------------------------------------------
Net increase (decrease)........      4,157         1,448           2,751         (1,757)          761          (3,898)
                                 =======================================================================================

                                   DREYFUS LARGE COMPANY VALUE PORTFOLIO      EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO
                                 ------------------------------------------   -----------------------------------------------
                                   INITIAL        SERVICE        INITIAL        INITIAL        SERVICE           INITIAL
                                    CLASS          CLASS          CLASS          CLASS          CLASS             CLASS
                                 ------------   ------------   ------------   ------------   ------------   -----------------
                                                  JUNE 5,                                      JUNE 6,
                                                   2003*                                        2003*
                                  YEAR ENDED      THROUGH       YEAR ENDED     YEAR ENDED      THROUGH         YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                     2003           2003           2002           2003           2003             2002
                                 --------------------------------------------------------------------------------------------
Shares sold....................      1,443           594           1,361          1,883           672              1,746
Shares issued in reinvestment
  of dividends and
  distributions................         43             4              43             21             1                 10
                                 --------------------------------------------------------------------------------------------
                                     1,486           598           1,404          1,904           673              1,756
Shares redeemed................     (1,609)           (5)           (829)        (1,793)          (17)            (2,871)
                                 --------------------------------------------------------------------------------------------
Net increase (decrease)........       (123)          593             575            111           656             (1,115)
                                 ============================================================================================

------------

 *   Commencement of Operations.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

                      MID CAP CORE PORTFOLIO                                     MID CAP GROWTH PORTFOLIO
     ---------------------------------------------------------   ---------------------------------------------------------
          INITIAL             SERVICE             INITIAL             INITIAL             SERVICE             INITIAL
           CLASS               CLASS               CLASS               CLASS               CLASS               CLASS
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
                           JUNE 5, 2003*                                               JUNE 5, 2003*
        YEAR ENDED            THROUGH           YEAR ENDED          YEAR ENDED            THROUGH           YEAR ENDED
     DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------
           2,032                 815               2,535               5,787               1,827                2,338
              18                   2                  10                  --                  --                   --
--------------------------------------------------------------------------------------------------------------------------
           2,050                 817               2,545               5,787               1,827                2,338
            (447)                 (5)               (477)               (483)                (52)                (310)
--------------------------------------------------------------------------------------------------------------------------
           1,603                 812               2,068               5,304               1,775                2,028
==========================================================================================================================

                          VALUE PORTFOLIO                                AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
     ---------------------------------------------------------   ----------------------------------------------------------
          INITIAL             SERVICE             INITIAL             INITIAL             SERVICE              INITIAL
           CLASS               CLASS               CLASS               CLASS               CLASS                CLASS
     -----------------   -----------------   -----------------   -----------------   ------------------   -----------------
                           JUNE 4, 2003*                                               JUNE 13, 2003*
        YEAR ENDED            THROUGH           YEAR ENDED          YEAR ENDED            THROUGH            YEAR ENDED
     DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2003    DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
           2,419                 999               4,131               1,254                 402                 1,073
             380                  12                 486                  84                   4                    86
---------------------------------------------------------------------------------------------------------------------------
           2,799               1,011               4,617               1,338                 406                 1,159
          (2,661)                 (6)             (3,079)             (1,754)                (10)                 (950)
---------------------------------------------------------------------------------------------------------------------------
             138               1,005               1,538                (416)                396                   209
===========================================================================================================================

              LORD ABBETT DEVELOPING GROWTH PORTFOLIO
     ---------------------------------------------------------
          INITIAL             SERVICE             INITIAL
           CLASS               CLASS               CLASS
     -----------------   -----------------   -----------------
                           JUNE 5, 2003*
        YEAR ENDED            THROUGH           YEAR ENDED
     DECEMBER 31, 2003   DECEMBER 31, 2003   DECEMBER 31, 2002
--------------------------------------------------------------
           1,658                 531               1,357
              --                  --                  --
--------------------------------------------------------------
           1,658                 531               1,357
            (817)                (12)             (1,333)
--------------------------------------------------------------
             841                 519                  24
==============================================================

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Equity Income Portfolio, Government Portfolio, Growth Equity Portfolio, High Yield Corporate Bond Portfolio, Indexed Equity Portfolio, International Equity Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, Total Return Portfolio, Value Portfolio, American Century Income and Growth Portfolio, Dreyfus Large Company Value Portfolio, Eagle Asset Management Growth Equity Portfolio and Lord Abbett Developing Growth Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2004

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

                  [INSERT REPORT HERE]

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO of PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Roman Weil. Mr. Weil is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $569,400 for 2002 and $656,000 for 2003.

     (b) Audit-Related Fees. There were no aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $112,100 for 2002 and $116,850 for 2003. These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

     (d) All Other Fees. The aggregate fees billed during the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $6,000 for 2003. The fees for fiscal 2003 were for services for preparing and providing a continuing education course to the Directors of the registrant.

     (e) Pre-Approval Policies and Procedures.

     (1) The registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the "Service Affiliates") if the services directly relate to the registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Committee may annually pre-approve a list of the types of services that may be provided to the registrant or its Service Affiliates, or the Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

         (2) With respect to the services described in paragraphs (b) through
(d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) No hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year was attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 are disclosed in 4(b)-(d) above.

         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant approximately $134,000 for 2002 and $134,000 for 2003.

     (h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The code of ethics referenced in Item 2 of this Report is filed as an exhibit to this filing.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are filed as exhibits to this filing.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By:   /s/ Gary E. Wendlandt
      ---------------------
      GARY E. WENDLANDT
      CHAIRMAN

Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Gary E. Wendlandt
      ---------------------
      GARY E. WENDLANDT
      CHAIRMAN

Date: March 10, 2004

By:   /s/Patrick J. Farrell
      ---------------------
      PATRICK J. FARRELL
      TREASURER AND
      CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date: March 10, 2004

                                  EXHIBIT INDEX

                  (a)(1) Code of Ethics.

                  (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                  (b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.